OMB APPROVAL
OMB Number:	3235-0570
Expires:	January 31, 2017
Estimated average burden
hours per response:	20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 8/31/15

Item 1. Report to Stockholders.

Annual Report to Shareholders	August 31, 2015
Invesco American Franchise Fund
Nasdaq: A: VAFAX ¡ B: VAFBX ¡ C: VAFCX ¡ R: VAFRX ¡ Y: VAFIX ¡ R5: VAFNX ¡ R6: VAFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco American Franchise Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco American Franchise Fund (the Fund), at net asset value (NAV), produced a modest positive return but underperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.27%
Class B Shares	0.27
Class C Shares	-0.46
Class R Shares	0.03
Class Y Shares	0.56
Class R5 Shares	0.62
Class R6 Shares	0.73
S&P 500 Index▼ (Broad Market Index)	0.48
Russell 1000 Growth Index▼ (Style-Specific Index)	4.26
Lipper Large-Cap Growth Funds Index■ (Peer Group Index)	3.77

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy improved slowly, but somewhat steadily, during the fiscal year ended August 31, 2015 –although the performance of the underlying sectors of the economy varied dramatically. The headline story was the massive slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

As the reporting period began, economic growth appeared to be stronger in the US than in the rest of the world. In mid-2014, when the price of oil began its sharp and prolonged decline, US equities fell as well. However, while global growth weakened and commodity-based economies and currencies underperformed those of the US, continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome summer fears that Greece and the eurozone would fail to reach agreement on a financial bailout plan. In the final weeks of the fiscal year, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets, weak global economic growth and the uncertain timing of a potential US interest rate increase were negatives for jittery US markets. While stocks were up slightly for the fiscal year, they ended the reporting period on a negative note.

During the fiscal year, the Fund’s Class A shares at NAV produced a modest positive return that underperformed the

Fund’s style-specific benchmark, with holdings in some sectors, such as consumer staples and financials outperforming, while holdings in other sectors, such as energy, health care and industrials, underperformed the index.

    The Fund outperformed its style-specific index by the widest margin in the consumer staples sector due to strong stock selection. One strong performer within the sector was CVS Health, which exited the tobacco business and also executed some key acquisitions and partnerships to strengthen its pharmacy business. Monster Beverage and Constellation Brands were other solid performers in this sector during the year.

    In the financials sector, Morgan Stanley contributed to the Fund’s performance. The company benefited from better expense controls and a robust environment for mergers and acquisitions. Aon performed well, but we sold it when it reached our price target during the year. We purchased CME Group during the year, and it also contributed to Fund performance in the sector.

    Several stocks in the consumer discretionary sector were among the top contributors to Fund performance, although the Fund modestly underperformed its style-specific benchmark in this sector during the year. Lowe’s benefited from the unfolding rebound in housing activity and strengthening consumer spending. Carnival and Amazon.com also were among the Fund’s top performing stocks.

    Energy represented the worst performing sector of the market, and energy was also the area of greatest challenge for the Fund. Fund holding Whiting Petroleum was a significant detractor from Fund performance as oil prices plummeted due to an imbalance of supply and demand during the year. Oilfield services company Halliburton was another detractor, which we sold during the year.

Portfolio Composition

By sector

Information Technology	31.9%
Consumer Discretionary	21.4
Health Care	21.0
Financials	6.5
Industrials	6.4
Consumer Staples	5.4
Materials	2.5
Telecommunication Services	2.0
Energy	1.3
Money Market Funds
Plus Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1. Apple Inc.	6.0%
2. Facebook Inc.-Class A	5.1
3. Google Inc.-Class A	4.8
4. MasterCard, Inc.-Class A	4.1
5. Gilead Sciences, Inc.	3.7
6. Allergan PLC	3.6
7. Amazon.com, Inc.	3.6
8. Lowe’s Cos., Inc.	3.4
9. Carnival Corp.	3.2
10. Celgene Corp.	2.9

Total Net Assets	$9.2 billion

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4	Invesco American Franchise Fund

Health care was the best-performing sector of the market for the reporting period, but the Fund modestly underperformed its style-specific index in this sector. Biogen was a detractor from Fund performance as it faced foreign exchange headwinds and some challenges to its multiple sclerosis drugs. Gilead Sciences was another Fund holding that remained relatively flat over the fiscal year rather than appreciating with the health care sector. Much of the impact from these stocks was offset by solid contributions from other Fund holdings such as Celgene and Allergan, which were solid contributors to Fund results.

The Fund’s holdings in the industrials sector underperformed during the reporting period. At the start of the fiscal year, the Fund held stocks of industrial companies that were expected to benefit from infrastructure construction needed to transport and refine newfound US hydrocarbon resources. As the price of oil plummeted, many such projects were delayed or cancelled, causing the stocks of impacted companies to fall significantly. Jacobs Engineering Group, Fluor and Flowserve were detractors from Fund performance that we sold before the close of the reporting period.

Thank you for your commitment to Invesco American Franchise Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss
Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco American Franchise
Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.
Ido Cohen Portfolio Manager, is manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

5                         Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	7.29%
10 Years	7.25
5 Years	13.04
1 Year	-5.24
Class B Shares
Inception (6/23/05)	7.40%
10 Years	7.38
5 Years	13.94
1 Year	-4.28
Class C Shares
Inception (6/23/05)	7.11%
10 Years	7.09
5 Years	13.50
1 Year	-1.36
Class R Shares
10 Years	7.59%
5 Years	14.02
1 Year	0.03
Class Y Shares
Inception (6/23/05)	8.13%
10 Years	8.12
5 Years	14.57
1 Year	0.56
Class R5 Shares
10 Years	8.04%
5 Years	14.71
1 Year	0.62
Class R6 Shares
10 Years	8.00%
5 Years	14.61
1 Year	0.73

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	7.79%
10 Years	7.90
5 Years	14.00
1 Year	0.46
Class B Shares
Inception (6/23/05)	7.90%
10 Years	8.03
5 Years	14.88
1 Year	1.47
Class C Shares
Inception (6/23/05)	7.62%
10 Years	7.74
5 Years	14.49
1 Year	4.58
Class R Shares
10 Years	8.24%
5 Years	15.00
1 Year	6.01
Class Y Shares
Inception (6/23/05)	8.65%
10 Years	8.76
5 Years	15.54
1 Year	6.57
Class R5 Shares
10 Years	8.69%
5 Years	15.68
1 Year	6.70
Class R6 Shares
10 Years	8.65%
5 Years	15.58
1 Year	6.81

    Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.08%, 1.08%, 1.83%, 1.33%, 0.83%, 0.70% and 0.63%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                          Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–98.42%
Aerospace & Defense–2.31%
Honeywell International Inc.	1,214,708	$120,584,063
Raytheon Co.	895,318	91,823,814
		212,407,877

Airlines–1.38%
Southwest Airlines Co.	3,464,596	127,150,673

Application Software–2.72%
Autodesk, Inc.(b)	785,393	36,717,123
salesforce.com, inc.(b)	3,074,384	213,239,274
		249,956,397

Biotechnology–13.01%
Alexion Pharmaceuticals, Inc.(b)	373,592	64,328,806
Alkermes PLC(b)	3,233,450	192,584,282
Amgen Inc.	605,729	91,937,548
Biogen Inc.(b)	454,537	135,133,850
Celgene Corp.(b)	2,272,216	268,303,265
Gilead Sciences, Inc.	3,192,137	335,397,835
Vertex Pharmaceuticals Inc.(b)	842,456	107,429,989
		1,195,115,575

Cable & Satellite–4.10%
Comcast Corp.–Class A	963,466	54,272,040
DISH Network Corp.–Class A(b)	4,276,920	253,493,048
Time Warner Cable Inc.	369,938	68,815,867
		376,580,955

Communications Equipment–1.35%
Cisco Systems, Inc.	2,971,427	76,900,531
Palo Alto Networks, Inc.(b)	287,720	47,249,378
		124,149,909

Consumer Electronics–2.77%
Harman International Industries, Inc.	1,208,190	118,088,491
Sony Corp. (Japan)(c)	5,259,100	136,687,998
		254,776,489

Consumer Finance–0.61%
American Express Co.	726,601	55,744,829

Data Processing & Outsourced Services–5.13%
MasterCard, Inc.–Class A	4,119,584	380,525,974
Visa Inc.–Class A	1,269,456	90,512,213
		471,038,187

Distillers & Vintners–0.97%
Constellation Brands, Inc.–Class A	697,577	89,289,856

Diversified Chemicals–0.80%
Dow Chemical Co. (The)	1,687,006	73,823,383

Drug Retail–1.56%
CVS Health Corp.	1,395,887	142,938,829

	Shares	Value
Environmental & Facilities Services–1.20%
Republic Services, Inc.	2,688,460	$110,173,091

Fertilizers & Agricultural Chemicals–1.23%
Monsanto Co.	1,152,942	112,584,786

General Merchandise Stores–0.54%
Dollar General Corp.	662,396	49,341,878

Health Care Equipment–0.63%
Medtronic PLC	802,862	58,038,894

Health Care Facilities–1.56%
HCA Holdings, Inc.(b)(c)	1,658,145	143,628,520

Home Improvement Retail–3.40%
Lowe’s Cos., Inc.	4,511,000	312,025,870

Hotels, Resorts & Cruise Lines–3.23%
Carnival Corp.	6,028,522	296,784,138

Household Appliances–1.35%
Whirlpool Corp.	740,269	124,439,219

Industrial Conglomerates–1.55%
Danaher Corp.	1,124,918	97,890,364
Roper Technologies, Inc.	275,354	44,632,130
		142,522,494

Industrial Gases–0.50%
Air Products and Chemicals, Inc.	331,051	46,191,546

Internet Retail–5.96%
Amazon.com, Inc.(b)	637,856	327,149,964
Netflix Inc.(b)	767,177	88,248,370
Priceline Group Inc. (The)(b)	105,600	131,856,384
		547,254,718

Internet Software & Services–11.46%
Alibaba Group Holding Ltd.–ADR (China)(b)(c)	813,310	53,776,057
Facebook Inc.–Class A(b)	5,189,310	464,079,994
Google Inc.–Class A(b)	686,672	444,839,855
LinkedIn Corp.–Class A(b)	497,512	89,850,667
		1,052,546,573

Investment Banking & Brokerage–2.26%
Charles Schwab Corp. (The)	5,958,262	181,012,000
Morgan Stanley	784,321	27,019,858
		208,031,858

Life Sciences Tools & Services–0.51%
Thermo Fisher Scientific, Inc.	374,699	46,976,014

Managed Health Care–0.78%
UnitedHealth Group Inc.	617,347	71,427,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Franchise Fund

	Shares	Value
Oil & Gas Exploration & Production–1.32%
Cimarex Energy Co.	202,742	$22,405,019
Devon Energy Corp.	859,305	36,657,951
Pioneer Natural Resources Co.	366,926	45,153,914
Whiting Petroleum Corp.(b)	890,980	17,222,643
		121,439,527

Packaged Foods & Meats–0.53%
Tyson Foods, Inc.–Class A	1,149,736	48,610,838

Pharmaceuticals–4.52%
Allergan PLC(b)	1,078,240	327,504,618
Bristol-Myers Squibb Co.	1,477,960	87,894,281
		415,398,899

Semiconductor Equipment–0.29%
Lam Research Corp.	363,098	26,422,641

Semiconductors–3.24%
Avago Technologies Ltd. (Singapore)	805,864	101,514,688
NXP Semiconductors N.V. (Netherlands)(b)	2,312,966	195,792,572
		297,307,260

Soft Drinks–0.86%
Monster Beverage Corp.(b)	572,822	79,312,934

Specialized Finance–2.90%
CME Group Inc.–Class A	986,528	93,167,704
McGraw Hill Financial, Inc.	1,788,699	173,485,916
		266,653,620

Specialized REIT’s–0.77%
American Tower Corp.	762,112	70,259,105

Systems Software–1.72%
Check Point Software Technologies Ltd. (Israel)(b)(c)	551,588	43,029,380

	Shares	Value
Systems Software–(continued)
ServiceNow, Inc.(b)(c)	1,614,001	$114,529,511
		157,558,891

Technology Hardware, Storage & Peripherals–5.95%
Apple Inc.	4,848,416	546,707,388

Tobacco–1.45%
Altria Group, Inc.	2,489,367	133,380,284

Wireless Telecommunication Services–2.00%
Sprint Corp.(b)(c)	36,332,372	183,841,802
Total Common Stocks & Other Equity Interests (Cost $6,580,312,545)		9,041,832,795

Money Market Funds–1.46%
Liquid Assets Portfolio–Institutional Class, 0.12%(d)	66,797,944	66,797,944
Premier Portfolio–Institutional Class, 0.09%(d)	66,797,943	66,797,943
Total Money Market Funds (Cost $133,595,887)		133,595,887
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.88% (Cost $6,713,908,432)		9,175,428,682

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.67%
Liquid Assets Portfolio–Institutional Class, 0.12% (Cost $153,280,627)(d)(e)	153,280,627	153,280,627
TOTAL INVESTMENTS–101.55% (Cost $6,867,189,059)		9,328,709,309
OTHER ASSETS LESS LIABILITIES–(1.55)%		(141,993,047)
NET ASSETS–100.00%		$9,186,716,262

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2015.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of August 31, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$141,450,870	$(141,450,870)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $6,580,312,545)*	$9,041,832,795
Investments in affiliated money market funds, at value and cost	286,876,514
Total investments, at value (Cost $6,867,189,059)	9,328,709,309
Receivable for:
Investments sold	27,398,954
Fund shares sold	3,195,794
Dividends	4,785,639
Investment for trustee deferred compensation and retirement plans	2,400,996
Other assets	149,798
Total assets	9,366,640,490

Liabilities:
Payable for:
Investments purchased	10,797,080
Fund shares reacquired	7,574,995
Collateral upon return of securities loaned	153,280,627
Accrued fees to affiliates	5,403,605
Accrued trustees’ and officers’ fees and benefits	23,687
Accrued other operating expenses	74,597
Trustee deferred compensation and retirement plans	2,769,637
Total liabilities	179,924,228
Net assets applicable to shares outstanding	$9,186,716,262

Net assets consist of:
Shares of beneficial interest	$6,519,883,500
Undistributed net investment income (loss)	(17,439,548)
Undistributed net realized gain	222,757,042
Net unrealized appreciation	2,461,515,268
$9,186,716,262

Net Assets:
Class A	$8,320,796,117
Class B	$165,264,595
Class C	$381,263,891
Class R	$30,716,058
Class Y	$152,179,209
Class R5	$50,052,334
Class R6	$86,444,058

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	504,650,824
Class B	10,279,350
Class C	24,380,457
Class R	1,883,003
Class Y	9,117,994
Class R5	3,000,172
Class R6	5,170,070
Class A:
Net asset value per share	$16.49
Maximum offering price per share
(Net asset value of $16.49 ÷ 94.50%)	$17.45
Class B:
Net asset value and offering price per share	$16.08
Class C:
Net asset value and offering price per share	$15.64
Class R:
Net asset value and offering price per share	$16.31
Class Y:
Net asset value and offering price per share	$16.69
Class R5:
Net asset value and offering price per share	$16.68
Class R6:
Net asset value and offering price per share	$16.72

*	At August 31, 2015, securities with an aggregate value of $141,450,870 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $195,538)	$76,008,581
Dividends from affiliated money market funds (includes securities lending income of $142,889)	197,473
Total investment income	76,206,054

Expenses:
Advisory fees	58,005,769
Administrative services fees	776,261
Custodian fees	202,396
Distribution fees:
Class A	22,255,841
Class B	528,422
Class C	4,093,656
Class R	161,301
Transfer agent fees — A, B, C, R and Y	18,758,650
Transfer agent fees — R5	49,075
Transfer agent fees — R6	4,558
Trustees’ and officers’ fees and benefits	228,027
Other	1,135,993
Total expenses	106,199,949
Less: Fees waived and expense offset arrangement(s)	(189,769)
Net expenses	106,010,180
Net investment income (loss)	(29,804,126)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	664,595,639
Foreign currencies	91,163
664,686,802
Change in net unrealized appreciation (depreciation) of:
Investment securities	(586,170,110)
Foreign currencies	(6,015)
(586,176,125)
Net realized and unrealized gain	78,510,677
Net increase in net assets resulting from operations	$48,706,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(29,804,126)	$(27,492,665)
Net realized gain	664,686,802	1,356,621,426
Change in net unrealized appreciation (depreciation)	(586,176,125)	853,805,517
Net increase in net assets resulting from operations	48,706,551	2,182,934,278

Distributions to shareholders from net investment income:
Class A	—	(8,146,047)
Class B	—	(284,805)
Class Y	—	(287,210)
Class R5	—	(126,411)
Class R6	—	(414,675)
Total distributions from net investment income	—	(9,259,148)

Distributions to shareholders from net realized gains:
Class A	(784,832,614)	(349,819,587)
Class B	(20,473,568)	(12,230,508)
Class C	(37,732,374)	(16,851,639)
Class R	(2,796,858)	(1,234,648)
Class Y	(13,159,645)	(4,914,966)
Class R5	(4,625,060)	(1,888,689)
Class R6	(11,435,482)	(5,092,450)
Total distributions from net realized gains	(875,055,601)	(392,032,487)

Share transactions–net:
Class A	29,568,935	2,022,415,364
Class B	(64,542,055)	(32,429,104)
Class C	2,440,937	74,675,675
Class R	1,750,654	6,673,587
Class Y	23,546,565	25,320,157
Class R5	2,253,149	(119,562,564)
Class R6	(43,605,157)	(1,645,431)
Net increase (decrease) in net assets resulting from share transactions	(48,586,972)	1,975,447,684
Net increase (decrease) in net assets	(874,936,022)	3,757,090,327

Net assets:
Beginning of year	10,061,652,284	6,304,561,957
End of year (includes undistributed net investment income (loss) of $(17,439,548) and $(23,695,349), respectively)	$9,186,716,262	$10,061,652,284

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares.

13                         Invesco American Franchise Fund

Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

14                         Invesco American Franchise Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

15                         Invesco American Franchise Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $131,028.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

16                         Invesco American Franchise Fund

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $557,686 in front-end sales commissions from the sale of Class A shares and $7,150, $31,934 and $8,304 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2015, the Fund incurred $355,196 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,192,021,311	$136,687,998	$—	$9,328,709,309

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $58,741.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco American Franchise Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$—	$9,609,951
Long-term capital gain	875,055,601	391,681,684
Total distributions	$875,055,601	$401,291,635

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$446,865,655
Net unrealized appreciation — investments	2,425,814,248
Net unrealized appreciation (depreciation) — other investments	(4,983)
Temporary book/tax differences	(2,837,745)
Capital loss carryforward	(188,402,611)
Late-Year Ordinary Loss Deferral	(14,601,802)
Shares of beneficial interest	6,519,883,500
Total net assets	$9,186,716,262

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$188,402,611	$—	$188,402,611

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $7,244,750,154 and $8,253,797,345, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,589,745,544
Aggregate unrealized (depreciation) of investment securities	(163,931,296)
Net unrealized appreciation of investment securities	$2,425,814,248

Cost of investments for tax purposes is $6,902,895,061.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses on August 31, 2015, undistributed net investment income (loss) was increased by $36,059,927, undistributed net realized gain was decreased by $1,097,821 and shares of beneficial interest was decreased by $34,962,106. This reclassification had no effect on the net assets of the Fund.

18                         Invesco American Franchise Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	11,430,895	$198,025,073	13,434,382	$224,500,898
Class B	114,963	1,953,963	194,996	3,185,824
Class C	1,474,703	24,315,642	1,375,112	22,116,190
Class R	422,057	7,207,296	288,299	4,772,689
Class Y	2,828,241	49,644,068	2,508,529	42,978,258
Class R5	925,325	16,123,386	772,745	13,042,930
Class R6	340,306	5,918,560	901,334	15,272,963

Issued as reinvestment of dividends:
Class A	45,566,849	740,461,291	20,978,874	337,759,873
Class B	1,268,110	20,099,547	779,837	12,274,118
Class C	2,276,570	35,286,826	1,015,415	15,779,551
Class R	173,586	2,796,462	77,072	1,233,927
Class Y	691,278	11,350,786	281,452	4,562,336
Class R5	281,944	4,623,889	124,583	2,014,511
Class R6	696,013	11,435,482	340,156	5,507,125

Issued in connection with acquisitions:(b)
Class A	—	—	159,648,030	2,468,502,143
Class B	—	—	3,865,089	58,449,775
Class C	—	—	6,095,479	91,112,251
Class R	—	—	518,148	7,963,354
Class Y	—	—	969,446	15,095,293
Class R5	—	—	189,764	2,949,334

Automatic conversion of Class B shares to Class A shares:
Class A	3,624,145	63,022,397	4,281,870	72,109,330
Class B	(3,714,455)	(63,022,397)	(4,380,637)	(72,109,330)

Reacquired:
Class A	(56,061,210)	(971,939,826)	(64,487,337)	(1,080,456,880)
Class B	(1,391,879)	(23,573,168)	(2,096,465)	(34,229,491)
Class C	(3,461,721)	(57,161,531)	(3,357,178)	(54,332,317)
Class R	(483,878)	(8,253,104)	(440,363)	(7,296,383)
Class Y	(2,143,896)	(37,448,289)	(2,205,531)	(37,315,730)
Class R5	(1,073,189)	(18,494,126)	(8,388,466)	(137,569,339)
Class R6	(3,413,210)	(60,959,199)	(1,334,727)	(22,425,519)
Net increase (decrease) in share activity	371,547	$(48,586,972)	131,949,908	$1,975,447,684

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on September 16, 2013, the Fund acquired all the net assets of Invesco Constellation Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on August 27, 2013. The acquisition was accomplished by a tax-free exchange of 171,285,956 shares of the Fund for 90,880,346 shares outstanding of the Target Fund as of the close of business on September 13, 2013. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, September 13, 2013. The Target Fund’s net assets as of the close of business on September 13, 2013 of $2,644,072,150, including $725,175,144 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $6,558,988,103 and $9,203,060,253 immediately after the acquisition.
The pro forma results of operations for the year ended August 31, 2014 assuming the reorganization had been completed on September 1, 2013, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(28,410,833)
Net realized/unrealized gains	4,238,871,492
Change in net assets resulting from operations	$4,210,460,659

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since September 16, 2013.

19                         Invesco American Franchise Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$18.07	$(0.05)	$0.08	$0.03	$—	$(1.61)	$(1.61)	$16.49	0.27%		$8,320,796	1.05	%(d)	1.05	%(d)	(0.28	)%(d)	74%
Year ended 08/31/14	14.82	(0.04)	3.99	3.95	(0.02)	(0.68)	(0.70)	18.07	27.22		9,034,217	1.08		1.08		(0.27)		77
Year ended 08/31/13	12.47	0.02	2.33	2.35	(0.00)	—	(0.00)	14.82	18.89		5,428,321	1.06		1.14		0.17		80
Year ended 08/31/12	11.72	(0.01)	0.88	0.87	—	(0.12)	(0.12)	12.47	7.55		4,728,364	1.05		1.18		(0.05)		96
Year ended 08/31/11	9.79	(0.05)	1.98	1.93	—	—	—	11.72	19.71		4,894,163	1.06		1.17		(0.43)		179
Class B
Year ended 08/31/15	17.66	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.08	0.27	(e)	165,265	1.05	(d)(e)	1.05	(d)(e)	(0.28	)(d)(e)	74
Year ended 08/31/14	14.50	(0.04)	3.90	3.86	(0.02)	(0.68)	(0.70)	17.66	27.20	(e)	247,220	1.08	(e)	1.08	(e)	(0.27	)(e)	77
Year ended 08/31/13	12.20	0.02	2.28	2.30	(0.00)	—	(0.00)	14.50	18.90	(e)	226,796	1.06	(e)	1.14	(e)	0.17	(e)	80
Year ended 08/31/12	11.47	(0.01)	0.86	0.85	—	(0.12)	(0.12)	12.20	7.54	(e)	273,177	1.05	(e)	1.18	(e)	(0.05	)(e)	96
Year ended 08/31/11	9.64	(0.08)	1.91	1.83	—	—	—	11.47	18.98	(e)	373,157	1.28	(e)	1.65	(e)	(0.64	)(e)	179
Class C
Year ended 08/31/15	17.34	(0.17)	0.08	(0.09)	—	(1.61)	(1.61)	15.64	(0.46)		381,264	1.80	(d)	1.80	(d)	(1.03	)(d)	74
Year ended 08/31/14	14.34	(0.16)	3.84	3.68	—	(0.68)	(0.68)	17.34	26.23		417,687	1.83		1.83		(1.02)		77
Year ended 08/31/13	12.16	(0.08)	2.26	2.18	—	—	—	14.34	17.93		271,960	1.81		1.89		(0.58)		80
Year ended 08/31/12	11.51	(0.09)	0.86	0.77	—	(0.12)	(0.12)	12.16	6.82		252,685	1.80		1.93		(0.80)		96
Year ended 08/31/11	9.68	(0.11)	1.94	1.83	—	—	—	11.51	18.90	(f)	266,990	1.60	(f)	1.71	(f)	(0.97	)(f)	179
Class R
Year ended 08/31/15	17.93	(0.09)	0.08	(0.01)	—	(1.61)	(1.61)	16.31	0.03		30,716	1.30	(d)	1.30	(d)	(0.53	)(d)	74
Year ended 08/31/14	14.74	(0.09)	3.96	3.87	—	(0.68)	(0.68)	17.93	26.83		31,760	1.33		1.33		(0.52)		77
Year ended 08/31/13	12.43	(0.01)	2.32	2.31	—	—	—	14.74	18.58		19,576	1.31		1.39		(0.08)		80
Year ended 08/31/12	11.71	(0.04)	0.88	0.84	—	(0.12)	(0.12)	12.43	7.30		18,746	1.30		1.43		(0.30)		96
Year ended 08/31/11(g)	12.81	(0.02)	(1.08)	(1.10)	—	—	—	11.71	(8.59)		17,698	1.30	(h)	1.42	(h)	(0.66	)(h)	179
Class Y
Year ended 08/31/15	18.22	(0.01)	0.09	0.08	—	(1.61)	(1.61)	16.69	0.56		152,179	0.80	(d)	0.80	(d)	(0.03	)(d)	74
Year ended 08/31/14	14.93	(0.00)	4.01	4.01	(0.04)	(0.68)	(0.72)	18.22	27.48		141,094	0.83		0.83		(0.02)		77
Year ended 08/31/13	12.57	0.06	2.34	2.40	(0.04)	—	(0.04)	14.93	19.13		92,418	0.81		0.89		0.42		80
Year ended 08/31/12	11.78	0.02	0.89	0.91	—	(0.12)	(0.12)	12.57	7.86		99,758	0.80		0.93		0.20		96
Year ended 08/31/11	9.83	(0.02)	1.97	1.95	—	—	—	11.78	19.84		117,471	0.81		0.92		(0.18)		179
Class R5
Year ended 08/31/15	18.20	0.01	0.08	0.09	—	(1.61)	(1.61)	16.68	0.62		50,052	0.71	(d)	0.71	(d)	0.06	(d)	74
Year ended 08/31/14	14.90	0.02	4.01	4.03	(0.05)	(0.68)	(0.73)	18.20	27.65		52,164	0.70		0.70		0.11		77
Year ended 08/31/13	12.55	0.06	2.34	2.40	(0.05)	—	(0.05)	14.90	19.22		151,535	0.75		0.75		0.48		80
Year ended 08/31/12	11.75	0.04	0.88	0.92	—	(0.12)	(0.12)	12.55	7.96		301,283	0.69		0.69		0.31		96
Year ended 08/31/11(g)	12.07	(0.00)	(0.32)	(0.32)	—	—	—	11.75	(2.65)		197,097	0.66	(h)	0.66	(h)	(0.03	)(h)	179
Class R6
Year ended 08/31/15	18.22	0.03	0.08	0.11	—	(1.61)	(1.61)	16.72	0.73		86,444	0.62	(d)	0.62	(d)	0.15	(d)	74
Year ended 08/31/14	14.92	0.03	4.01	4.04	(0.06)	(0.68)	(0.74)	18.22	27.69		137,509	0.63		0.63		0.18		77
Year ended 08/31/13(g)	13.03	0.07	1.87	1.94	(0.05)	—	(0.05)	14.92	14.98		113,955	0.65	(h)	0.65	(h)	0.58	(h)	80

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2014, the portfolio turnover calculation excludes the value of securities purchased of $1,921,954,452 and sales of $1,568,687,370 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Constellation Fund into the Fund. For the year ended August 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $279,161,573 and sales of $299,305,234 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leisure Fund into the Fund. For the year ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $4,947,460,310 and sales of $2,251,028,915 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,902,336, $211,369, $409,366, $32,260, $154,896, $51,201 and $113,943 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.47% for the years ended August 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79% for the year ended August 31, 2011.
(g)	Commencement date of May 23, 2011 for Class R shares, December 22, 2010 for Class R5 shares and September 24, 2012 for Class R6 shares.
(h)	Annualized.

20                         Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

21                         Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$940.70	$5.09	$1,019.96	$5.30	1.04%
B	1,000.00	940.90	5.09	1,019.96	5.30	1.04
C	1,000.00	937.10	8.74	1,016.18	9.10	1.79
R	1,000.00	939.00	6.30	1,018.70	6.56	1.29
Y	1,000.00	941.90	3.87	1,021.22	4.02	0.79
R5	1,000.00	941.80	3.52	1,021.58	3.67	0.72
R6	1,000.00	942.50	2.99	1,022.13	3.11	0.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco American Franchise Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of

23                         Invesco American Franchise Fund

Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers noted that the markets had been challenging for growth-oriented styles that have higher exposures to market sensitivity, volatility and momentum. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one mutual fund sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services. The information received by the Board demonstrated that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided.

The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$875,055,601
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Franchise Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

  Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

  Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                     VK-AMFR-AR-1                 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco California Tax-Free Income Fund
Nasdaq: A: CLFAX ¡ B: CLFBX ¡ C: CLFCX ¡ Y: CLFDX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco California Tax-Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco California Tax-Free Income Fund (the Fund), at net asset value (NAV), posted a positive return. At NAV, the Fund outperformed the S&P Municipal Bond Index, its broad market benchmark, and the S&P Municipal Bond California 5+ Year Investment Grade Index, its style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.48%
Class B Shares	3.51
Class C Shares	2.87
Class Y Shares	3.65
S&P Municipal Bond Index▼ (Broad Market Index)	2.38
S&P Municipal Bond California 5+ Year Investment Grade Index▼ (Style-Specific Index)*	3.41
Barclays California Municipal Index▼ (Former Style-Specific Index) *	2.77
Lipper California Municipal Debt Funds Index■ (Peer Group Index)	3.42

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*The Fund has elected to use the S&P Municipal Bond California 5+ Year Investment Grade Index rather than the Barclays California Municipal Index as its style-specific index because the S&P Municipal Bond California 5+ Year Investment Grade Index more closely represents the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

During the reporting period, California’s fiscal situation continued to improve, buoyed by economic growth, a declining unemployment rate and an improving housing market. The state benefits from a large, diverse economy, high wealth levels and a moderate debt burden. The population of California, the nation’s most populous state, grew by an estimated 4.2% between 2010 and 2014.1 California’s economy is the nation’s largest, its per capita income and median household income remain strong, and the unemployment rate of 6.2% in July 2015 was a dramatic improvement from a peak of 12.2% in October 2010.2 In July 2015, Standard & Poor’s upgraded California’s general obligation bond rating to AA- from A+ with a stable outlook while

Moody’s maintained a rating of A1 with a stable outlook.3

California’s financial performance has been volatile relative to most states with revenues sensitive to both gross domestic product and stock market performance. This stems from a high percentage of California’s total personal income taxes coming from a relatively small number of high-income citizens, which can make the state’s tax collections vary widely. Passage of temporary tax increases in 2012 improved the state’s financial standing, but it also increased the sensitivity of tax revenues to the economic cycle. Recently, California voters approved a constitutional amendment that created a rainy day fund, which the state will be able to tap if specific spending criteria are met, or in the event of a natural disaster. Going forward, the creation of a rainy day

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	75.2%
General Obligation Bonds	15.4
Pre-Refunded Bonds	9.4

Total Net Assets	$368.1 million

Total Number of Holdings	218

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Top Five Debt Holdings

1. Long Beach (City of) Financing Authority; Series 1992	2.7%
2. Southern California Metropolitan Water District; Series 2009 B	2.6
3. California State University; Series 2012 A	2.1
4. Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1	1.6
5. California (State of); Series 2009	1.6

fund may provide the state with greater flexibility during periods of economic weakness. California’s constitution establishes a high priority for the repayment of the state’s general obligation bonds; this priority of payments may provide general obligation bondholders some reassurance during periods of weak economic and revenue growth.

    Throughout the reporting period, fundamentals for municipal debt issuers improved modestly. Overall, state finances continued to improve, albeit at a modest pace, and spending proposals for fiscal 2016 remained cautious. While new spending is expected to be limited, state budgets in 42 states call for higher general fund levels in fiscal 2016 than fiscal 2015. Mid-year fiscal 2015 budget cuts were minimal, although higher than the previous year’s level. Mid-year budget cuts typically address state budget gaps that occur during the fiscal year, as previously appropriated spending must be reduced. These mid-year budget cuts have subsided compared to the post-recession years when states were forced to make substantial spending cuts and take other actions to balance their budgets.

    During the reporting period, investment grade municipal bonds, as measured by the S&P Municipal Bond Index, returned 2.38%.4 California municipal bonds, as measured by the S&P Municipal Bond California Index, returned 3.14%.4 These modest gains occurred despite investor anxiety over the potential for rising interest rates, uncertainty related to the Greek debt crisis and heightened concern about potential defaults by Chicago and Puerto Rico. Expectations that the US Federal Reserve (the Fed) would raise interest rates drove volatility in the US Treasury market, with the municipal market following suit. A spike in refundings seen in the municipal market in 2015 also contributed to volatility as it boosted issuance, leading to an imbalance between supply and demand.

    The Greek debt crisis and expectations that the Fed was close to raising interest rates resulted in large upward moves in US Treasury rates during the reporting period. In June, Fed Chair Janet Yellen indicated that while the short-term federal funds target rate is still on track to rise by year-end, rates will remain low for the long term, and increases will be made at a measured pace. If the Fed raises interest rates before the end of calendar year 2015, it will be the first increase in the federal funds target rate since the 2004-

4                         Invesco California Tax-Free Income Fund

2006 cycle, when the target rate was raised by 0.25% 17 times over 24 months, from 1.00% to 5.25%.5

Fundamentally, the municipal bond market continued to see credit appreciation as tax collections continued to be strong and the housing market remained firm through the end of the reporting period. Revenue bonds continued to improve as the economy grew only modestly.

During the reporting period, the municipal market was characterized by low supply and strong demand. Historically low interest rates continued to make refundings attractive to issuers, while new bond issuance remained low as of the end of the reporting period. Municipal bond mutual fund flows turned negative in May, primarily due to investor reaction to the increase in interest rates and negative returns in April.

Over the reporting period, security selection in longer-maturity bonds benefited the Fund’s performance versus its style-specific benchmark. An overweight allocation to short-maturity (0-2 years) bonds slightly offset these gains. Security selection in bonds with coupons of 5.0% to 5.5% aided relative Fund performance, as did holdings in the hospital sector, the sector to which the Fund had its largest allocation. Security selection in the appropriation and pre-refunded/escrowed-to-maturity sectors detracted from relative Fund performance.

During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.

1	Source: US Census Bureau
2	Source: Bureau of Labor Statistics
3	Sources: Standard & Poor’s, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. If securities are rated differently by the rating agencies, the higher rating is applied. For more information on the rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage, and www.moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.
4	Source: S&P Dow Jones
5	Source: Federal Reserve Bank of New York

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

William Black Chartered Financial Analyst, Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined
Invesco in 2010. Mr. Black earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.

Mark Paris Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined
Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund elected to use the S&P Municipal Bond California 5+ Year Investment Grade Index rather than the Barclays California Municipal Index as its style-specific index because the S&P Municipal Bond California 5+ Year Investment Grade Index more closely represents the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco California Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	4.33%
10 Years	3.81
5 Years	3.98
1 Year	-0.92

Class B Shares
Inception (7/11/84)	6.21%
10 Years	4.29
5 Years	4.60
1 Year	-1.47

Class C Shares
Inception (7/28/97)	4.07%
10 Years	3.74
5 Years	4.35
1 Year	1.88

Class Y Shares
Inception (7/28/97)	4.84%
10 Years	4.52
5 Years	5.14
1 Year	3.65

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.30%
10 Years	3.74
5 Years	4.60
1 Year	-0.08

Class B Shares
Inception (7/11/84)	6.21%
10 Years	4.23
5 Years	5.24
1 Year	-0.68

Class C Shares
Inception (7/28/97)	4.05%
10 Years	3.68
5 Years	5.01
1 Year	2.80

Class Y Shares
Inception (7/28/97)	4.82%
10 Years	4.47
5 Years	5.79
1 Year	4.59

Class C and Class Y shares was 0.93%, 0.93%, 1.43% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Bond insurance risk. Some of the municipal obligations in which the Fund invests will be covered by insurance at the time of issuance or at a later date. Such insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Fund against losses caused by declines in a bond’s value due to a change in market conditions.
■	California and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers. As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the completion of the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

continued on page 9

8                          Invesco California Tax-Free Income Fund

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable.

These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium- and lower-grade municipal securities before investing in the Fund.

■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond California 5+ Year Investment Grade Index is a subset of the broad S&P Municipal Bond Index. This index of market value-weighted investment grade US municipal bonds seeks to measure the performance of California-issued US municipals whose maturities are greater than or equal to 5 years.
■	The Barclays California Municipal Index is an unmanaged index considered representative of California investment-grade municipal bonds.
■	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
■	The S&P Municipal Bond California Index is a broad, market value-weighted index that seeks to measure the performance of bonds issued within California.

continued on page 6

9                         Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.59%
California–102.09%
ABAG Finance Authority For Nonprofit Corps. (Sharp HealthCare); Series 2014 A, RB	5.00%	08/01/43	$500	$554,370
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/40	1,575	1,680,777
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/20	1,925	1,720,526
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS–AGM)(a)	6.00%	09/01/16	2,110	2,167,476
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	2,500	2,919,500
Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/37	1,500	1,580,295
Bakersfield (City of); Series 2007 A, Wastewater RB(c)(d)	5.00%	09/15/17	2,215	2,413,398
Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS–AMBAC)(a)	5.25%	07/01/17	1,040	1,070,815
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(c)(d)(e)	5.00%	04/01/18	1,250	1,385,663
Series 2008 F-1, Toll Bridge RB(c)(d)	5.00%	04/01/18	2,500	2,771,325
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.13%	04/01/19	1,500	1,720,395
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.25%	04/01/19	4,685	5,393,981
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.25%	04/01/19	5,205	5,992,673
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/34	1,500	1,717,410
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/26	1,465	1,071,706
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/32	3,045	1,691,650
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS–AGM)(a)	5.50%	08/01/18	1,090	1,094,850
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/37	1,745	1,983,472
California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB(e)	5.00%	01/01/38	2,100	2,262,351
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB	6.00%	04/01/40	2,000	2,365,280
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(e)	5.25%	10/01/39	1,800	2,001,042
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB	5.75%	09/01/39	500	569,875
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB	6.00%	07/01/39	500	571,640
Series 2011 A, RB	5.25%	03/01/41	2,500	2,746,675
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB	5.00%	08/15/39	1,050	1,164,566
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(a)	5.25%	07/01/38	2,950	3,278,718
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/39	2,000	2,036,540
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(c)(d)	6.50%	10/01/18	20	23,438
Series 2008, RB(c)(d)	6.50%	10/01/18	980	1,148,462
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/36	4,000	4,491,920
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/37	1,000	1,118,660
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/40	2,000	2,329,260
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/26	1,000	1,164,330
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	1,000	1,008,050
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2012 A, Mobile Home Park RB	5.50%	08/15/47	1,500	1,649,325
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/39	1,200	1,303,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP	5.00%	02/01/20	$2,385	$2,501,197
Series 2007, COP	5.25%	02/01/37	500	517,240
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.50%	07/01/30	1,000	1,085,630
Series 2010 A, RB	5.75%	07/01/40	1,500	1,638,690
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/33	1,315	1,510,672
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/34	620	672,526
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/30	1,000	1,146,280
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(f)(g)	5.00%	07/01/37	3,000	3,193,350
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2002 A, Ref. Solid Waste Disposal RB(f)	5.00%	01/01/22	2,000	2,066,340
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/31	2,000	2,292,100
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/39	1,735	1,950,123
California (State of) Public Works Board (Various State Universities); Series 2013 H, Lease RB	5.00%	09/01/38	1,000	1,123,160
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.30%	07/01/43	840	949,267
California (State of) School Finance Authority (Alliance For College-Ready Public Schools); Series 2015, School Facility RB(g)	5.00%	07/01/45	615	629,840
California (State of) School Finance Authority (KIPP LA);Series 2015 A, Facilities RB	5.00%	07/01/45	500	525,340
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/33	775	868,814
Series 2015, Ref. RB	5.00%	03/01/45	2,315	2,550,528
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/32	820	887,035
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,205,520
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.40%	11/01/27	1,785	1,848,457
Series 2014 A, RB	5.13%	11/01/23	715	757,492
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/30	1,675	1,896,033
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS–AGM)(a)	5.25%	10/01/43	600	669,948
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/44	750	827,918
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/54	1,500	1,585,035
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (CEP–FHA)	6.75%	02/01/38	445	525,563
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(g)	6.25%	11/15/19	2,000	2,185,000
Series 2009, Senior Living RB(g)	7.25%	11/15/41	500	582,375
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/32	1,000	1,062,410
California (State of) Statewide Communities Development Authority (University of California — Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/38	2,000	2,208,100
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB(b)	0.00%	06/01/46	8,000	790,800
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/31	5,000	5,793,650
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/35	1,750	2,086,437
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/38	1,250	1,456,938
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/40	3,000	3,497,100
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/32	2,450	2,780,529
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	2,500	2,792,275
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/30	1,000	1,156,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/21	$2,000	$2,373,640
California State University;
Series 2009 A, Systemwide RB (INS–AGC)(a)	5.25%	11/01/38	1,000	1,130,490
Series 2012 A, Systemwide RB(e)	5.00%	11/01/37	6,750	7,595,977
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS–AMBAC)(a)	5.00%	11/01/33	725	779,767
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/29	735	465,130
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/37	2,500	2,666,525
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/36	2,000	2,289,160
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/34	1,000	1,068,060
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	06/01/34	1,000	1,127,680
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/33	4,430	2,050,868
Emeryville (City of) Public Financing Authority (Alameda County);
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/32	445	504,977
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/33	385	436,567
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/34	500	566,135
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/32	1,800	1,989,414
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS–AMBAC)(a)	5.38%	09/01/25	1,500	1,503,255
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/21	1,480	1,482,590
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS–AGM)(a)(b)	0.00%	01/15/35	2,745	1,177,989
Fremont Community Facilities District No. 1 (Pacific Commons);
Series 2015, Ref. Special Tax RB	5.00%	09/01/35	815	873,525
Series 2015, Ref. Special Tax RB	5.00%	09/01/45	905	960,585
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. Special Tax RB	5.00%	09/01/26	1,960	2,213,310
Series 2012, Ref. Special Tax RB	5.00%	09/01/32	1,090	1,192,144
Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/29	615	413,378
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/31	2,235	1,403,424
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/29	4,735	2,809,938
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/31	1,415	746,894
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/24	2,425	2,434,773
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	2,740	2,615,193
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/33	3,440	2,924,378
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/47	2,000	1,568,220
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/30	2,000	2,265,820
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/40	1,170	1,296,512
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(a)	5.25%	05/01/23	1,000	1,096,160
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/21	1,725	1,692,225
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1) ;
Series 2014, Special Tax RB	5.00%	09/01/44	445	476,969
Series 2014, Special Tax RB	5.00%	09/01/49	445	476,969
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/35	515	594,676
Irvine Unified School District; Series 2015, Ref. Special Tax RB	5.00%	09/01/38	3,500	3,951,395
Kern (County of) (Capital Improvments); Series 2009 A, COP (INS–AGC)(a)	5.75%	08/01/35	1,000	1,127,520
Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, Water Revenue COP (INS–AGC)(a)	5.00%	05/01/28	1,700	1,862,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Lodi (City of); Series 2007 A, Wastewater System Revenue COP (INS–AGM)(a)	5.00%	10/01/37	$1,000	$1,069,220
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/29	2,000	2,241,520
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/32	1,105	1,302,088
Long Beach (City of) Financing Authority; Series 1992, RB (INS–AMBAC)(a)	6.00%	11/01/17	9,575	9,900,837
Long Beach (City of);
Series 2010 A, Sr. Airport RB	5.00%	06/01/40	2,500	2,742,925
Series 2015, Marina System RB	5.00%	05/15/45	1,615	1,728,987
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista–Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/31	600	670,446
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/35	2,500	2,831,500
Series 2010 B, Sub. RB	5.00%	05/15/40	1,000	1,124,950
Series 2013, RB(f)	5.00%	05/15/43	3,000	3,303,600
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/38	1,000	1,137,480
Los Angeles (City of) Department of Water & Power;
Series 2011 A, Power System RB(e)	5.00%	07/01/22	1,800	2,152,260
Series 2011 A, Water System RB	5.25%	07/01/39	1,500	1,710,270
Subseries 2006 A-1, Water System RB (INS–AMBAC)(a)	5.00%	07/01/36	1,485	1,536,812
Subseries 2007 A-1, Power System RB (INS–AMBAC)(a)	5.00%	07/01/37	1,000	1,070,300
Subseries 2008 A-1, Power System RB	5.25%	07/01/38	2,000	2,202,860
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB(f)	5.00%	08/01/36	1,000	1,122,970
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(c)(d)(e)	5.00%	08/01/18	2,000	2,241,040
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(a)(b)	0.00%	08/01/24	1,265	941,982
Los Angeles Unified School District (Election of 2004);
Series 2007 H, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/32	1,000	1,066,900
Series 2009 I, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	01/01/34	3,000	3,380,130
M-S-R Energy Authority; Series 2009 B, Gas RB	6.13%	11/01/29	1,600	1,976,672
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/35	940	392,760
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	10/01/20	1,120	1,122,442
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/34	1,000	1,118,700
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/31	840	428,770
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(g)	6.50%	03/01/28	1,000	1,111,380
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	1,500	1,873,035
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/34	1,000	1,130,740
Oakland Unified School District (County of Alameda, California); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/40	1,070	1,167,841
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/39	2,000	2,189,340
Panama-Buena Vista Union School District (School Construction); Series 2006, COP(c)(d)	5.00%	09/01/16	1,045	1,094,376
Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds(c)(d)	5.25%	08/01/17	1,600	1,743,328
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds(c)(d)	5.50%	08/01/18	1,000	1,135,210
Pomona (City of) Public Financing Authority (Merged Redevelopment);
Series 2001 AD, Tax Allocation RB (INS–NATL)(a)	5.00%	02/01/16	1,110	1,113,929
Series 2007 AW, Sub. RB	5.13%	02/01/33	1,075	1,078,311
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(a)	6.00%	04/01/19	840	915,558
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/27	1,000	1,111,200
Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/34	1,000	1,065,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/23	$1,400	$1,405,320
Regents of the University of California;
Series 2009 E, Medical Center Pooled RB	5.50%	05/15/27	2,500	2,717,700
Series 2009 O, General RB(c)(d)(e)	5.75%	05/15/19	705	826,951
Series 2009 O, General RB(c)(d)(e)	5.75%	05/15/19	1,050	1,231,629
Series 2009 Q, General RB(e)(h)	5.00%	05/15/34	920	985,513
Riverside (City of);
Series 2008 B, Water RB (INS–AGM)(a)	5.00%	10/01/33	1,000	1,104,190
Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/38	1,800	1,967,580
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/44	1,000	1,033,400
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/32	1,500	1,713,930
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/38	1,000	1,066,180
Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District); Series 2006, RB(c)(d)	5.00%	06/01/16	2,000	2,072,340
Sacramento (County of);
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/32	1,000	1,087,270
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/41	1,015	1,103,579
Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,200	2,453,638
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/41	2,000	2,433,540
San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS–AGC)(a)	5.25%	10/01/27	2,535	2,634,195
San Diego (City of) Public Facilities Financing Authority; Subseries 2012 A, Ref. Water RB	5.00%	08/01/32	2,215	2,529,907
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB(e)	5.00%	04/01/48	2,980	3,370,171
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(e)	5.25%	08/01/33	1,500	1,714,515
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/31	2,500	2,887,950
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/39	1,000	1,161,380
Series 2011 C, Ref. Second Series RB(f)	5.00%	05/01/23	5,000	5,701,000
Series 2011 G, Second Series RB	5.25%	05/01/28	2,000	2,349,720
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/36	4,000	4,616,000
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB	6.75%	08/01/41	1,000	1,203,760
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB	7.00%	08/01/33	500	598,940
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/43	1,060	1,152,898
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/33	500	544,185
San Francisco (City of) Bay Area Rapid Transit District; Series 2012 A, RB	5.00%	07/01/36	1,000	1,120,730
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/44	2,000	2,159,600
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/31	3,110	1,656,759
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(a)	5.00%	08/01/30	1,500	1,655,505
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB	5.25%	05/15/36	3,000	3,273,870
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.63%	09/01/36	1,000	1,114,420
Series 2013, Special Tax RB	5.63%	09/01/43	1,000	1,108,390
Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/28	825	905,792
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/29	715	782,303
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/30	465	509,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Sierra View Local Health Care District; Series 2007, RB	5.25%	07/01/32	$1,500	$1,566,270
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, CAB Turbo RB(b)	0.00%	06/01/36	3,000	690,660
Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/28	3,480	2,165,917
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/30	2,765	1,497,220
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/34	895	997,048
Southern California Metropolitan Water District; Series 2009 B, Ref. RB(e)	5.00%	07/01/27	8,585	9,718,048
Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011 1, RB(e)	5.25%	07/01/31	2,100	2,415,924
Series 2011-1, RB(e)	5.25%	07/01/29	2,100	2,446,920
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/46	2,700	2,264,247
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–NATL)(a)	5.13%	08/01/27	2,150	2,166,727
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/41	1,000	1,097,240
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB	5.00%	09/01/38	3,000	3,320,880
Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(a)	5.13%	03/01/36	1,475	1,618,813
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/35	3,000	3,340,020
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/25	2,500	1,776,950
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.63%	09/01/39	1,000	1,128,550
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/44	1,500	1,631,100
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/24	4,685	3,537,971
				375,768,470

Guam–1.48%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/24	1,000	1,105,730
Series 2009 A, Limited Obligation RB	5.63%	12/01/29	660	729,168
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(f)	6.25%	10/01/34	1,000	1,163,060
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/35	765	829,712
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	1,500	1,617,870
				5,445,540

Puerto Rico–1.09%
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, RB(c)(d)	5.45%	07/01/17	3,680	4,004,540

Virgin Islands–1.93%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB(f)	5.00%	09/01/29	1,645	1,807,444
Series 2014 A, Ref. RB(f)	5.00%	09/01/33	1,500	1,621,860
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	1,675	1,877,574
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/25	1,600	1,785,744
				7,092,622
TOTAL INVESTMENTS(i)–106.59% (Cost $356,635,205)				392,311,172
FLOATING RATE NOTE OBLIGATIONS–(8.45)%
Notes with interest and fee rates ranging from 0.54% to 0.75% at 08/31/2015 and contractual maturities of collateral ranging from 07/01/22 to 04/01/48 (See Note 1J)(j)				(31,105,000)
OTHER ASSETS LESS LIABILITIES–1.86%				6,851,335
NET ASSETS–100.00%				$368,057,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco California Tax-Free Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FHA	– Federal Housing Administration
GO	– General Obligation
INS	– Insurer
Jr.	– Junior
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Zero coupon bond issued at a discount.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(f)	Security subject to the alternative minimum tax.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2015 was $7,701,945, which represented 2.09% of the Fund’s Net Assets.
(h)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	8.9%

(j)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2015. At August 31, 2015, the Fund’s investments with a value of $53,455,053 are held by TOB Trusts and serve as collateral for the $31,105,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $356,635,205)	$392,311,172
Cash	1,221,334
Receivable for:
Investments sold	2,080,000
Fund shares sold	684,403
Interest	4,895,209
Investment for trustee deferred compensation and retirement plans	53,362
Other assets	33,172
Total assets	401,278,652

Liabilities:
Floating rate note obligations	31,105,000
Payable for:
Investments purchased	523,615
Fund shares reacquired	732,493
Dividends	541,634
Accrued fees to affiliates	145,414
Accrued trustees’ and officers’ fees and benefits	4,018
Accrued other operating expenses	46,551
Trustee deferred compensation and retirement plans	122,420
Total liabilities	33,221,145
Net assets applicable to shares outstanding	$368,057,507

Net assets consist of:
Shares of beneficial interest	$364,002,769
Undistributed net investment income	1,172,059
Undistributed net realized gain (loss)	(32,793,288)
Net unrealized appreciation	35,675,967
$368,057,507

Net Assets:
Class A	$300,873,449
Class B	$15,150,387
Class C	$28,335,193
Class Y	$23,698,478

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	24,895,169
Class B	1,241,805
Class C	2,329,352
Class Y	1,953,187
Class A:
Net asset value per share	$12.09
Maximum offering price per share
(Net asset value of $12.09 ÷ 95.75%)	$12.63
Class B:
Net asset value and offering price per share	$12.20
Class C:
Net asset value and offering price per share	$12.16
Class Y:
Net asset value and offering price per share	$12.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Interest	$17,897,126

Expenses:
Advisory fees	1,734,602
Administrative services fees	99,885
Custodian fees	6,733
Distribution fees:
Class A	749,953
Class B	35,224
Class C	189,995
Interest, facilities and maintenance fees	181,644
Transfer agent fees	195,730
Trustees’ and officers’ fees and benefits	33,125
Other	181,889
Total expenses	3,408,780
Less: Expense offset arrangement(s)	(145)
Net expenses	3,408,635
Net investment income	14,488,491

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(24,505)
Change in net unrealized appreciation (depreciation) of investment securities	(2,247,668)
Net realized and unrealized gain (loss)	(2,272,173)
Net increase in net assets resulting from operations	$12,216,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$14,488,491	$14,854,955
Net realized gain (loss)	(24,505)	(3,637,228)
Change in net unrealized appreciation (depreciation)	(2,247,668)	32,124,016
Net increase in net assets resulting from operations	12,216,318	43,341,743

Distributions to shareholders from net investment income:
Class A	(11,927,147)	(11,020,336)
Class B	(621,320)	(2,113,675)
Class C	(862,100)	(751,172)
Class Y	(995,664)	(926,911)
Total distributions from net investment income	(14,406,231)	(14,812,094)

Share transactions–net:
Class A	6,401,757	110,057,457
Class B	(1,193,174)	(143,702,426)
Class C	8,082,680	(2,708,476)
Class Y	1,472,808	137,694
Net increase (decrease) in net assets resulting from share transactions	14,764,071	(36,215,751)
Net increase (decrease) in net assets	12,574,158	(7,686,102)

Net assets:
Beginning of year	355,483,349	363,169,451
End of year (includes undistributed net investment income of $1,172,059 and $1,175,971, respectively)	$368,057,507	$355,483,349

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

19                         Invesco California Tax-Free Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

20                         Invesco California Tax-Free Income Fund

J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

21                         Invesco California Tax-Free Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Next $250 million	0.445%
Next $250 million	0.42%
Next $250 million	0.395%
Over $1.25 billion	0.37%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.00%, 2.00% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.75% of the average daily net assets of Class B shares; and (3) Class C — up to 0.75% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $42,843 in front-end sales commissions from the sale of Class A shares and $765, $2,746 and $1,436 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

22                         Invesco California Tax-Free Income Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $145.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during August 31, 2015 were $29,745,769 and 0.60%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$14,406,231	$14,812,094

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$798,637
Net unrealized appreciation — investments	35,988,404
Temporary book/tax differences	(123,274)
Capital loss carryforward	(32,609,029)
Shares of beneficial interest	364,002,769
Total net assets	$368,057,507

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs, amortization differences and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23                         Invesco California Tax-Free Income Fund

The Fund has a capital loss carryforward as of August 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$4,399,730	$—	$4,399,730
August 31, 2017	9,460,903	—	9,460,903
August 31, 2018	6,678,872	—	6,678,872
August 31, 2019	1,906,728	—	1,906,728
Not subject to expiration	2,145,450	8,017,346	10,162,796
	$24,591,683	$8,017,346	$32,609,029

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $60,613,197 and $45,824,899, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$38,521,067
Aggregate unrealized (depreciation) of investment securities	(2,532,663)
Net unrealized appreciation of investment securities	$35,988,404

Cost of investments for tax purposes is $356,322,768.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and taxable income, on August 31, 2015, undistributed net investment income was decreased by $86,172, undistributed net realized gain (loss) was increased by $807,867 and shares of beneficial interest was decreased by $721,695. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	2,990,754	$36,545,462	12,738,568	$145,897,191
Class B	16,866	209,331	11,680	138,829
Class C	1,108,401	13,637,252	293,547	3,474,609
Class Y	378,080	4,644,193	371,700	4,380,591
Issued as reinvestment of dividends:
Class A	570,873	6,959,438	531,097	6,254,004
Class B	24,298	298,984	54,886	649,950
Class C	41,519	509,049	29,514	350,041
Class Y	33,587	410,776	29,763	352,317
Automatic conversion of Class B shares to Class A shares:
Class A	35,876	436,722	390,948	4,608,714
Class B	(35,543)	(436,722)	(387,175)	(4,608,714)
Reacquired:
Class A	(3,086,033)	(37,539,865)	(4,023,477)	(46,702,452)
Class B	(102,736)	(1,264,767)	(12,162,839)	(139,882,491)
Class C	(495,997)	(6,063,621)	(560,471)	(6,533,126)
Class Y	(293,620)	(3,582,161)	(396,116)	(4,595,214)
Net increase (decrease) in share activity	1,186,325	$14,764,071	(3,078,375)	$(36,215,751)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24                         Invesco California Tax-Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)(c)		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/15	$12.15	$0.48	$(0.06)	$0.42	$(0.48)	$12.09	3.48%		$300,873	0.91	%(e)	0.91	%(e)	0.86	%(e)	3.94	%(e)	12%
Year ended 08/31/14	11.20	0.49	0.95	1.44	(0.49)	12.15	13.14		296,200	0.93		0.93		0.87		4.25		12
Year ended 08/31/13	12.28	0.49	(1.08)	(0.59)	(0.49)	11.20	(5.06)		165,142	0.89		0.89		0.84		4.02		12
Year ended 08/31/12	11.34	0.50	0.94	1.44	(0.50)	12.28	12.91		163,047	0.87		0.87		0.82		4.21		18
Year ended 08/31/11	11.75	0.52	(0.41)	0.11	(0.52)	11.34	1.13		148,884	0.90		0.90		0.85		4.66		25
Class B
Year ended 08/31/15	12.26	0.49	(0.06)	0.43	(0.49)	12.20	3.51	(f)	15,150	0.88	(e)(f)	0.88	(e)(f)	0.83	(e)(f)	3.97	(e)(f)	12
Year ended 08/31/14	11.28	0.50	0.98	1.48	(0.50)	12.26	13.35	(f)	16,419	0.93	(f)	0.93	(f)	0.87	(f)	4.25	(f)	12
Year ended 08/31/13	12.37	0.49	(1.09)	(0.60)	(0.49)	11.28	(5.11	)(f)	155,900	0.93	(f)	0.93	(f)	0.88	(f)	3.98	(f)	12
Year ended 08/31/12	11.42	0.50	0.95	1.45	(0.50)	12.37	12.93	(f)	217,489	0.88	(f)	0.88	(f)	0.83	(f)	4.20	(f)	18
Year ended 08/31/11	11.83	0.52	(0.41)	0.11	(0.52)	11.42	1.16	(f)	220,478	0.89	(f)	0.89	(f)	0.84	(f)	4.67	(f)	25
Class C
Year ended 08/31/15	12.23	0.42	(0.07)	0.35	(0.42)	12.16	2.87		28,335	1.41	(e)	1.41	(e)	1.36	(e)	3.44	(e)	12
Year ended 08/31/14	11.27	0.44	0.96	1.40	(0.44)	12.23	12.62	(g)	20,485	1.43	(g)	1.43	(g)	1.37	(g)	3.75	(g)	12
Year ended 08/31/13	12.36	0.43	(1.09)	(0.66)	(0.43)	11.27	(5.57)		21,558	1.40		1.40		1.35		3.51		12
Year ended 08/31/12	11.41	0.44	0.95	1.39	(0.44)	12.36	12.37		27,394	1.38		1.38		1.33		3.70		18
Year ended 08/31/11	11.82	0.46	(0.40)	0.06	(0.47)	11.41	0.65		21,800	1.40		1.40		1.35		4.16		25
Class Y
Year ended 08/31/15	12.20	0.51	(0.07)	0.44	(0.51)	12.13	3.65		23,698	0.66	(e)	0.66	(e)	0.61	(e)	4.19	(e)	12
Year ended 08/31/14	11.24	0.52	0.96	1.48	(0.52)	12.20	13.48		22,380	0.69		0.69		0.63		4.49		12
Year ended 08/31/13	12.33	0.52	(1.09)	(0.57)	(0.52)	11.24	(4.88)		20,569	0.65		0.65		0.60		4.26		12
Year ended 08/31/12	11.38	0.53	0.95	1.48	(0.53)	12.33	13.24		24,742	0.63		0.63		0.58		4.45		18
Year ended 08/31/11	11.79	0.55	(0.41)	0.14	(0.55)	11.38	1.40		24,195	0.65		0.65		0.60		4.91		25

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	For the year ended August 31, 2011, ratio does not exclude facilities and maintenance fees.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $139,542,348 and sold of $13,399,363 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen California Insured Tax Free Income Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $304,130, $15,739, $25,333 and $23,863, for Class A, Class B, Class C, and Class Y shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.22%, 0.24%, 0.27%, 0.25% and 0.25% for the years ended August 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.74%.

25                         Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

26                         Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,004.30	$4.65	$1,020.57	$4.69	0.92%
B	1,000.00	1,004.60	4.50	1,020.72	4.53	0.89
C	1,000.00	1,001.00	7.16	1,018.05	7.22	1.42
Y	1,000.00	1,004.80	3.39	1,021.83	3.41	0.67

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco California Tax-Free Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

28                         Invesco California Tax-Free Income Fund

management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

29                         Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco California Tax-Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 MS-CTFI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders August 31, 2015

Invesco

Invesco Core Plus Bond Fund

Nasdaq:
A: ACPSX ▪ B: CPBBX ▪ C: CPCFX ▪ R: CPBRX ▪ Y: CPBYX ▪ R5: CPIIX ▪ R6: CPBFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
28	Financial Statements
30	Notes to Financial Statements
44	Financial Highlights
45	Auditor's Report
46	Fund Expenses
47	Approval of Investment Advisory and Sub-Advisory Contracts
49	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period.
The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia.
During the reporting period, the European Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                        Invesco Core Plus Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Core Plus Bond Fund (the Fund), at net asset value (NAV), underformed the Fund’s broad market/style-specific index, the Barclays U.S. Aggregate Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.91%
Class B Shares	0.25
Class C Shares	0.25
Class R Shares	0.75
Class Y Shares	1.25
Class R5 Shares	1.25
Class R6 Shares	1.32
Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	1.56
Lipper Core Plus Bond Funds Index■ (Peer Group Index)	1.15

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The fiscal year began on the back of a US bond market rally as slowing global growth and lower inflation helped to push US Treasury yields lower and bond prices higher. Following a brief spike in yields at the beginning of September, the down-trend accelerated through the end of 2014 as oil prices hit lows not seen since the height of the financial crisis and global deflationary fears began to set in. As quickly as US Treasury yields declined in 2014, they snapped back even faster during the first half of 2015. Stronger-than-expected economic data helped to drive interest rates higher following the European Central Bank’s (ECB) version of quantitative easing whereby the ECB committed to purchasing longer-dated euro-area fixed income instruments in an effort to push longer-term interest rates lower and spur economic growth. Also supporting higher US interest rates was the end of the US Federal Reserve’s (the Fed) quantitative easing program of purchasing long-dated Treasury bonds, coupled with supportive US economic data in the form of stronger economic growth and employment. At the end of the fiscal year, the yield on the 10-year US Treasury stood at 2.22%, 12 basis points lower than where it began the fiscal year.1 (A basis point is one one-hundredth of a percentage point.)

During this reporting period of interest rate volatility, bonds, as represented by the Barclays U.S. Aggregate Bond Index, returned 1.56% and fared better than most risk assets, particularly equities, supported by the US Treasury/government-related and US securitized sectors, which posted gains for the fiscal year. Investment-grade corporate credit posted losses despite continued strong US credit fundamentals mainly due to an abundance of new supply. Out-of-index exposures, including the high yield and emerging markets sectors, also finished the reporting period in negative territory as falling energy and commodity prices, amid slowing global growth, weighed on both sectors.

    The Fund generated positive returns for the reporting period in absolute terms but, at NAV, underperformed its broad market/style-specific benchmark, the Barclays U.S. Aggregate Bond Index. Security selection within mortgage-backed securities (MBS) and investment-grade corporate bonds was one of the most notable contributors to relative performance. Overweight positions within the commercial mortgage-backed securities and asset-backed securities sectors also added value relative to the Fund’s broad market/style-specific index. An overweight position in investment-grade corporate credit was the most notable detractor from Fund performance but was tempered by positive security selection within the sector. Out-of-index exposures in sectors such as high yield and emerging markets, in addition to underweight Treasury exposure, weighed on relative Fund performance.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency MBS. Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments,

Portfolio Composition

By security type, based on total investments

U.S. Dollar Denominated Bonds and Notes	41.4%
U.S. Government Sponsored Agency Mortgage-Backed Securities	21.3
Asset-Backed Securities	16.6
U.S. Treasury Securities	10.2
Money Market Funds	9.5
Preferred Stocks	0.5
Municipal Obligations	0.2
Put Options Purchased	0.2
Non-U.S. Dollar Denominated Bonds and Notes	0.1
Common Stocks	0.0

Top 10 Debt Issuers*

1.	Federal National Mortgage Association	14.1%
2.	U.S. Treasury	12.1
3.	Federal Home Loan Mortgage Corp.	8.1
4.	Government National Mortgage Association	2.7
5.	WFRBS Commercial Mortgage Trust	1.4
6.	CCO Safari II, LLC	1.2
7.	Coca-Cola Co. (The)	1.1
8.	Wells Fargo Mortgage Backed Securities Trust	1.1
9.	John Deere Capital Corp.	1.1
10.	JP Morgan Mortgage Trust	0.9

Total Net Assets	$952.8 million

Total Number of Holdings*	762

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 Invesco Core Plus Bond Fund

together with any additional fee income received from this activity, generates income for the Fund.

The Fund also may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk/return expectations. Duration of the portfolio was maintained slightly above benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the reporting period provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. Credit market risk was managed by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Brill

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Darren Hughes

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Michael Hyman

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Joseph Portera

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Rashique Rahman

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. Mr. Rahman is the Head of Emerging Markets for Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman earned a BA in economics and political science from the University of California, Los Angeles and an MA in international affairs, as well as an MBA, from Columbia University.

Scott Roberts

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Robert Waldner

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                         Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/3/09

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.

Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Lipper Core Plus Bond Funds Index is an unmanaged index consisting of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Core Plus Bond Fund

Average Annual Total Returns

As of 8/31/15, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	4.52%
5 Years	2.89
1 Year	-3.34

Class B Shares
Inception (6/3/09)	4.46%
5 Years	2.68
1 Year	-4.62

Class C Shares
Inception (6/3/09)	4.46%
5 Years	3.02
1 Year	-0.73

Class R Shares
Inception (6/3/09)	4.98%
5 Years	3.55
1 Year	0.75

Class Y Shares
Inception (6/3/09)	5.52%
5 Years	4.09
1 Year	1.25

Class R5 Shares
Inception (6/3/09)	5.50%
5 Years	4.07
1 Year	1.25

Class R6 Shares
Inception	5.39%
5 Years	3.98
1 Year	1.32

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and

Average Annual Total Returns

As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	4.68%
5 Years	3.46
1 Year	-2.35

Class B Shares
Inception (6/3/09)	4.64%
5 Years	3.26
1 Year	-3.64

Class C Shares
Inception (6/3/09)	4.62%
5 Years	3.57
1 Year	0.21

Class R Shares
Inception (6/3/09)	5.15%
5 Years	4.11
1 Year	1.70

Class Y Shares
Inception (6/3/09)	5.69%
5 Years	4.65
1 Year	2.11

Class R5 Shares
Inception (6/3/09)	5.67%
5 Years	4.61
1 Year	2.21

Class R6 Shares
Inception	5.56%
5 Years	4.52
1 Year	2.27

Class R6 shares was 0.86%, 1.61%, 1.61%, 1.11%, 0.61%, 0.60% and 0.56%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.03%, 1.78%, 1.78%, 1.28%, 0.78%, 0.60% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2015. See current prospectus for more information.

7                         Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the completion of the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 9

8                         Invesco Core Plus Bond Fund

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

continued on page 6

9                         Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2015

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–49.33%
Aerospace & Defense–0.36%
Aerojet Rocketdyne Holdings, Inc., Sec. Gtd. Second Lien Global Notes, 7.13%, 03/15/21	$204,000	$215,730
Bombardier Inc. (Canada), Sr. Unsec. Notes,
7.50%, 03/15/18(b)	70,000	65,887
7.50%, 03/15/25(b)	323,000	245,480
7.75%, 03/15/20(b)	83,000	69,720
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	61,000	59,170
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/22(b)	106,000	104,675
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes,
3.95%, 05/28/24	1,540,000	1,464,370
Sr. Unsec. Gtd. Notes, 4.95%, 02/15/21	679,000	717,345
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(b)	100,000	100,500
TransDigm Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	130,000	128,050
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/25(b)	229,000	225,565
		3,396,492

Agricultural & Farm Machinery–1.07%
John Deere Capital Corp., Sr. Unsec. Medium-Term Notes, 2.80%, 03/04/21	10,000,000	10,103,485
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/20	109,000	98,236
		10,201,721

Air Freight & Logistics–0.47%
United Parcel Service, Inc., Sr. Unsec. Notes, 3.13%, 01/15/21	4,379,000	4,508,272

Airlines–0.74%
Air Canada (Canada),
Sec. Gtd. Second Lien Notes, 8.75%, 04/01/20(b)	30,000	33,156
Sr. Unsec. Gtd. Notes, 7.75%, 04/15/21(b)	130,000	140,264
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/16	962,806	1,025,388
Series 2009-2, Class B, Sec. Second Lien Global Pass Through Ctfs., 9.25%, 05/10/17	2,166	2,357
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/24	450,781	461,487

	Principal Amount	Value
Airlines–(continued)
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015, Class 1A, Sec. Pass Through Ctfs., 4.20%, 11/15/27(b)	$5,651,000	$5,424,129
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 10/01/19	8,649	9,724
		7,096,505

Alternative Carriers–0.05%
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/22	125,000	125,312
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 08/15/22	308,000	311,465
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/23(b)	45,000	44,100
		480,877

Apparel Retail–0.06%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/21(b)	166,000	167,867
L Brands, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	170,000	191,675
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/22	238,000	252,875
		612,417

Apparel, Accessories & Luxury Goods–0.00%
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	41,000	42,230

Application Software–0.01%
SS&C Technologies Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/23(b)	58,000	60,175

Asset Management & Custody Banks–0.91%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/24	2,865,000	2,923,237
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/17(c)	344,000	341,850
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(b)	965,000	965,243
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/44(b)	2,645,000	2,685,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	$1,545,000	$1,656,212
DJO Finco Inc./DJO Finance LLC/Corp., Sec. Second Lien Notes, 8.13%, 06/15/21(b)	123,000	128,074
		8,700,398

Auto Parts & Equipment–0.07%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	170,000	181,475
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	128,000	128,640
5.50%, 12/15/24	24,000	23,640
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. First Lien Notes, 7.75%, 10/15/21 (Acquired 10/01/13-05/11/15; Cost $164,630)(b)	163,000	180,115
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/24	110,000	112,200
		626,070

Automobile Manufacturers–0.83%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.16%, 08/04/20	3,918,000	3,923,266
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/18	2,355,000	2,393,857
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/20	1,565,000	1,547,001
		7,864,124

Automotive Retail–0.01%
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	82,000	80,770

Biotechnology–0.56%
Celgene Corp., Sr. Unsec. Global Notes, 3.88%, 08/15/25	3,543,000	3,527,186
5.00%, 08/15/45	1,795,000	1,800,761
		5,327,947

Broadcasting–0.03%
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 10.63%, 03/15/23	110,000	99,550
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	110,000	105,050
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/23	83,000	87,357
		291,957

	Principal Amount	Value
Building Products–0.11%
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/21(b)	$215,000	$226,556
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/23(b)	209,000	213,180
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	126,000	134,820
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	220,000	223,300
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/21(b)	35,000	33,556
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/23(b)	20,000	20,825
Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/20(b)	89,000	89,080
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/23(b)	60,000	59,980
		1,001,297

Cable & Satellite–1.78%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/22(b)	300,000	293,625
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/22	35,000	35,481
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/23(b)	431,000	433,155
5.38%, 05/01/25(b)	55,000	53,625
CCO Safari II, LLC, Sr. Sec. First Lien Notes, 6.83%, 10/23/55(b)	2,464,000	2,465,780
Sr. Sec. Gtd. First Lien Notes, 4.46%, 07/23/22(b)	2,000,000	1,994,853
4.91%, 07/23/25(b)	6,659,000	6,611,641
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/39(b)	1,220,000	1,512,679
9.38%, 01/15/19(b)	25,000	30,019
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Notes, 4.45%, 04/01/24	1,090,000	1,104,766
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	207,000	203,895
5.88%, 11/15/24	268,000	245,220
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	59,000	64,900
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/23	288,000	256,320
6.63%, 12/15/22	70,000	61,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Myriad International Holdings B.V. (South Africa), Sr. Unsec. Gtd. Notes, 5.50%, 07/21/25(b)	$462,000	$464,722
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/22(b)	256,000	257,280
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/25(b)	200,000	195,500
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/24(b)	250,000	247,813
REGS, Sr. Sec. First Lien Euro Notes, 6.88%, 01/15/24(b)	450,000	444,375
		16,977,249

Casinos & Gaming–0.04%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/23	188,000	195,520
MGM Resorts International, Sr. Unsec. Gtd. Notes, 6.00%, 03/15/23	30,000	30,600
7.75%, 03/15/22	110,000	122,650
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/21(b)	30,000	31,050
		379,820

Catalog Retail–0.62%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/25	2,800,000	2,650,835
4.85%, 04/01/24	1,736,000	1,666,529
5.45%, 08/15/34	1,815,000	1,610,956
		5,928,320

Commercial Printing–0.02%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(b)	156,000	159,705

Communications Equipment–0.37%
Avaya Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 04/01/19(b)	133,000	126,350
QUALCOMM Inc., Sr. Unsec. Global Notes, 4.65%, 05/20/35	3,725,000	3,397,161
		3,523,511

Computer & Electronics Retail–0.02%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/21	193,000	165,015

Construction & Engineering–0.04%
AECOM, Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(b)	250,000	249,920
Odebrecht Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/29(b)	200,000	127,000
		376,920

	Principal Amount	Value
Construction Machinery & Heavy Trucks–0.11%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	$237,000	$249,443
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/19	204,000	211,905
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	59,000	57,820
6.75%, 06/15/21	34,000	34,680
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	245,000	213,456
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	212,000	215,180
5.38%, 03/01/25	60,000	60,450
		1,042,934

Construction Materials–0.05%
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(b)	215,000	220,644
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	30,000	30,712
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/23(b)	24,000	24,720
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	170,000	171,275
		447,351

Consumer Finance–1.20%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/20	3,525,000	3,542,625
4.63%, 03/30/25	1,813,000	1,758,610
5.13%, 09/30/24	274,000	276,740
Credit Acceptance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 03/15/23(b)	62,000	63,705
Navient Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	355,000	358,994
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/25	5,430,000	5,397,965
		11,398,639

Data Processing & Outsourced Services–0.05%
First Data Corp., Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	391,000	442,319

Department Stores–0.63%
El Puerto de Liverpool, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 3.95%, 10/02/24(b)	200,000	198,060
Kohl’s Corp., Sr. Unsec. Global Notes, 5.55%, 07/17/45	5,857,000	5,539,673
SACI Falabella (Chile), Sr. Unsec. Notes, 4.38%, 01/27/25(b)	300,000	300,118
		6,037,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Distillers & Vintners–0.25%
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 3.88%, 11/15/19	$2,275,000	$2,346,094

Diversified Banks–5.18%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Notes, 5.95%, 01/30/24(b)	200,000	207,625
Bank of America Corp., Series X, Jr. Unsec. Sub. Notes, 6.25%(d)	1,645,000	1,632,663
Series Z, Jr. Unsec. Sub. Notes, 6.50%(d)	3,360,000	3,477,600
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/24(b)	1,385,000	1,393,405
Unsec. Sub. Notes, 6.75%, 09/30/22(b)	600,000	648,929
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/25	2,970,000	3,225,181
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(d)	2,300,000	2,288,500
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/25(b)	5,620,000	5,455,812
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,360,000	1,499,930
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	1,050,000	1,092,202
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(d)	2,710,000	2,642,250
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	2,840,000	2,928,794
Itaú Unibanco Holding S.A. (Brazil), Sr. Unsec. Notes, 2.85%, 05/26/18(b)	3,760,000	3,655,810
JPMorgan Chase & Co., Series R, Jr. Unsec. Sub. Global Notes, 6.00%(d)	2,980,000	2,972,550
KEB Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	700,000	729,520
Unsec. Sub. Notes, 4.38%, 09/30/24(b)	990,000	1,034,147
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(d)	2,140,000	2,129,300
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88%(b)(d)	1,309,000	1,315,545
Unsec. Sub. Notes, 4.25%, 04/14/25(b)	3,175,000	3,037,068
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 5.70%, 03/26/44(b)	960,000	976,145

	Principal Amount	Value
Diversified Banks–(continued)
VTB Bank OJSC Via VTB Capital S.A. (Russia), REGS, Unsec. Sub. Euro Bonds, 6.95%, 10/17/22(b)	$340,000	$298,996
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	3,500,000	3,764,001
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(d)	2,835,000	2,905,875
		49,311,848

Diversified Capital Markets–0.78%
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 3.75%, 03/26/25(b)	1,965,000	1,905,036
4.88%, 05/15/45(b)	5,640,000	5,573,115
		7,478,151

Diversified Chemicals–0.23%
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/25(b)	2,302,000	2,166,757
Tronox Finance LLC, Sr. Unsec. Gtd. Notes, 7.50%, 03/15/22(b)	32,000	25,920
		2,192,677

Diversified Metals & Mining–1.33%
Anglo American Capital PLC (United Kingdom), Sr. Unsec Gtd. Notes,
3.63%, 05/14/20(b)	1,283,000	1,226,733
Sr. Unsec. Gtd. Notes,
4.13%, 04/15/21(b)	3,301,000	3,087,515
4.88%, 05/14/25(b)	1,981,000	1,743,062
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/24(b)	59,000	57,083
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/28	565,000	709,306
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes,
5.20%, 03/01/42	1,817,000	1,144,279
Sr. Unsec. Gtd. Yankee Notes,
4.50%, 01/15/21	5,960,000	4,735,667
		12,703,645

Diversified Real Estate Activities–0.18%
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Yankee Notes, 4.00%, 01/15/25	1,705,000	1,678,831

Diversified REIT’s–0.70%
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/25	1,570,000	1,513,933
W.P. Carey Inc., Sr. Unsec. Notes, 4.00%, 02/01/25	5,375,000	5,202,806
		6,716,739

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Electric Utilities–1.22%
Appalachian Power Co., Sr. Unsec. Notes, 4.45%, 06/01/45	$2,679,000	$2,576,619
Duke Energy Carolinas, LLC, Sr. Sec. First Mortgage Bonds, 3.90%, 06/15/21	4,379,000	4,666,473
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(b)(d)	1,535,000	1,560,327
Majapahit Holding B.V. (Indonesia), REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/20(b)	200,000	224,750
Potomac Electric Power Co., Sr. Sec. First Mortgage Bonds, 4.15%, 03/15/43	2,650,000	2,574,074
		11,602,243

Electrical Components & Equipment–0.03%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/23(b)	173,000	167,594
Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes,
4.88%, 10/15/23(b)	40,000	39,500
5.00%, 10/01/25(b)	60,000	58,650
		265,744

Environmental & Facilities Services–0.01%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	128,000	133,280

Gas Utilities–0.35%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes,
6.50%, 05/01/21	120,000	117,000
6.75%, 01/15/22	30,000	29,250
Sr. Unsec. Gtd. Notes,
6.75%, 06/15/23(b)	65,000	63,050
Kinder Morgan Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.00%, 01/15/18(b)	2,851,000	3,042,934
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/24	40,000	37,800
		3,290,034

General Merchandise Stores–0.04%
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/23(b)	396,000	417,780

Gold–0.12%
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.95%, 03/15/24	1,365,000	1,167,792

Health Care Equipment–0.21%
Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/44	1,989,000	1,999,899

	Principal Amount	Value
Health Care Facilities–0.26%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/23	$69,000	$70,208
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes,
5.13%, 08/01/21	33,000	34,155
Sr. Unsec. Gtd. Global Notes,
6.88%, 02/01/22	59,737	63,769
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	130,000	141,700
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes,
5.88%, 03/15/22	186,000	203,379
6.50%, 02/15/20	675,000	750,516
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/25	40,000	41,750
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/25	402,000	412,050
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/23(b)	159,000	161,385
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 02/01/20	40,000	42,200
6.75%, 06/15/23	53,000	55,120
8.13%, 04/01/22	438,000	486,180
		2,462,412

Health Care REIT’s–0.44%
HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	1,305,000	1,304,091
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/21	2,550,000	2,884,172
		4,188,263

Health Care Services–0.76%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/25	240,000	237,000
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 06/15/24	958,000	922,819
Laboratory Corp. of America Holdings, Sr. Unsec. Notes,
3.60%, 02/01/25	3,974,000	3,808,221
4.70%, 02/01/45	2,261,000	2,066,469
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	169,000	174,070
Omnicare Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/01/24	40,000	43,150
		7,251,729

Home Improvement Retail–0.03%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	287,000	269,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Homebuilding–0.27%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	$301,000	$282,940
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	281,000	278,190
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. First Lien Notes,
7.25%, 10/15/20(b)	26,000	25,578
Sr. Unsec. Gtd. Notes,
7.00%, 01/15/19(b)	165,000	128,081
8.00%, 11/01/19(b)	225,000	174,094
KB Home, Sr. Unsec. Gtd. Notes,
7.00%, 12/15/21	42,000	42,735
7.50%, 09/15/22	20,000	20,925
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/22	60,000	59,850
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,470,000	1,234,436
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/25	65,000	64,838
7.15%, 04/15/20	55,000	59,606
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	177,000	179,876
		2,551,149

Hotels, Resorts & Cruise Lines–0.00%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	40,000	43,088

Household Products–0.07%
Reynolds Group Issuer Inc./LLC (New Zealand),
Sr. Sec. Gtd. First Lien Global Notes,
5.75%, 10/15/20	147,000	152,329
Sr. Unsec. Gtd. Global Notes,
8.25%, 02/15/21	350,000	359,187
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/21	140,000	140,175
		651,691

Housewares & Specialties–0.34%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	3,157,000	3,271,880

Hypermarkets & Super Centers–0.37%
Cencosud S.A. (Chile), REGS, Sr. Unsec. Gtd. Euro Notes, 4.88%, 01/20/23(b)	200,000	198,578
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 4.25%, 04/15/21	3,046,000	3,326,509
		3,525,087

	Principal Amount	Value
Independent Power Producers & Energy Traders–0.05%
AES Corp.,
Sr. Unsec. Global Notes,
7.38%, 07/01/21	$66,000	$71,445
Sr. Unsec. Notes,
5.50%, 04/15/25	200,000	189,000
Calpine Corp.,
Sr. Sec. Gtd. First Lien Notes,
5.88%, 01/15/24(b)	11,000	11,619
7.88%, 01/15/23(b)	80,000	86,800
Sr. Unsec. Global Notes,
5.38%, 01/15/23	58,000	56,550
5.50%, 02/01/24	102,000	99,577
		514,991

Industrial Conglomerates–0.34%
ALFA, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Euro Notes, 5.25%, 03/25/24(b)	400,000	413,000
Siemens Financieringsmaatschappij N.V. (Germany), Sr. Unsec. Gtd. Notes,
2.15%, 05/27/20(b)	1,701,000	1,691,649
3.25%, 05/27/25(b)	1,190,000	1,166,621
		3,271,270

Industrial Machinery–0.50%
Ingersoll-Rand Luxembourg Finance S.A., Sr. Unsec. Gtd. Global Notes,
2.63%, 05/01/20	664,000	660,391
4.65%, 11/01/44	1,321,000	1,245,254
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/21(b)	126,000	122,850
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/54	2,916,000	2,595,873
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	116,000	116,435
		4,740,803

Industrial REIT’s–0.15%
Prologis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	1,415,000	1,454,461

Integrated Oil & Gas–0.31%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 3.54%, 11/04/24	1,730,000	1,696,117
California Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 09/15/21	233,000	181,740
Ecopetrol S.A. (Colombia),
Sr. Unsec. Global Notes,
4.13%, 01/16/25	500,000	441,875
Sr. Unsec. Global Notes,
5.38%, 06/26/26	303,000	282,169
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.85%, 06/05/2115	290,000	219,646

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.50%, 06/02/41	$100,000	$100,657
		2,922,204

Integrated Telecommunication Services–1.16%
AT&T Inc., Sr. Unsec. Global Notes,
3.40%, 05/15/25	1,567,000	1,488,385
4.75%, 05/15/46	2,287,000	2,074,953
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/24(b)	540,000	551,135
Verizon Communications Inc., Sr. Unsec. Global Notes,
4.52%, 09/15/48	4,812,000	4,258,923
5.01%, 08/21/54	1,698,000	1,558,143
5.15%, 09/15/23	665,000	727,635
6.40%, 09/15/33	342,000	392,298
		11,051,472

Internet Retail–0.01%
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/24	121,000	126,445

Internet Software & Services–0.80%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Notes,
3.13%, 11/28/21(b)	2,207,000	2,139,295
3.60%, 11/28/24(b)	1,665,000	1,574,491
4.50%, 11/28/34(b)	1,124,000	1,050,870
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/20	186,000	194,835
Equinix Inc., Sr. Unsec. Notes,
5.38%, 01/01/22	111,000	112,387
5.38%, 04/01/23	265,000	267,981
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/19(b)	2,255,000	2,279,938
		7,619,797

Investment Banking & Brokerage–0.37%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/22(b)	1,896,000	1,978,903
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(d)	1,315,000	1,508,962
		3,487,865

Leisure Products–0.03%
Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/23(b)	102,000	103,658
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/23(b)	176,000	180,400
		284,058

	Principal Amount	Value
Life & Health Insurance–1.13%
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	$50,000	$57,700
MetLife, Inc., Sr. Unsec. Global Notes,
4.13%, 08/13/42	2,200,000	2,051,124
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(d)	3,605,000	3,659,075
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	735,000	812,805
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	1,640,000	1,898,300
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/24(b)	2,235,000	2,257,972
		10,736,976

Managed Health Care–0.67%
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/25	6,261,000	6,396,100

Marine–0.05%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/21(b)	318,000	306,075
PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Notes, 4.25%, 05/05/25(b)	200,000	178,250
		484,325

Metal & Glass Containers–0.03%
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/22	144,000	140,400
Owens-Brockway Glass Container, Inc., Sr. Unsec. Gtd. Notes,
5.00%, 01/15/22(b)	25,000	24,750
5.88%, 08/15/23(b)	49,000	49,796
6.38%, 08/15/25(b)	74,000	75,850
		290,796

Movies & Entertainment–0.22%
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/43	2,100,000	2,121,584

Multi-Line Insurance–0.22%
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/44(b)	2,185,000	2,123,288

Multi-Sector Holdings–0.46%
BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass-Through Ctfs., 3.44%, 06/16/28(b)	4,201,000	4,196,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Multi-Sector Holdings–(continued)
SUAM Finance B.V. (Colombia), Sr. Unsec. Gtd. Notes, 4.88%, 04/17/24(b)	$200,000	$202,257
		4,398,970

Multi-Utilities–0.23%
Enable Midstream Partners L.P., Sr. Unsec. Notes, 3.90%, 05/15/24(b)	2,525,000	2,221,325

Office REIT’s–0.19%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	259,000	264,827
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	1,290,000	1,299,153
Wanda Properties International Co., Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds, 7.25%, 01/29/24	200,000	215,111
		1,779,091

Office Services & Supplies–0.55%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	1,070,000	1,071,152
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/21	3,730,000	4,200,118
		5,271,270

Oil & Gas Drilling–0.19%
Rowan Cos., Inc., Sr. Unsec. Gtd. Notes, 5.85%, 01/15/44	2,495,000	1,815,029

Oil & Gas Equipment & Services–0.75%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	42,000	36,750
Odebrecht Oil & Gas Finance Ltd. (Brazil), Sr. Unsec. Gtd. Notes, 7.00%(b)(d)	200,000	88,500
REGS, Sr. Unsec. Gtd. Euro Notes, 7.00%(b)(d)	301,000	131,687
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/18(b)	7,020,000	6,924,872
		7,181,809

Oil & Gas Exploration & Production–0.63%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 11/01/21	119,000	110,670
6.00%, 12/01/20	91,000	87,815
Carrizo Oil & Gas, Inc.,
Sr. Unsec. Gtd. Global Notes,
6.25%, 04/15/23	195,000	176,963
Sr. Unsec. Gtd. Notes,
7.50%, 09/15/20	4,000	3,840
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/20	137,000	72,610

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	$89,000	$71,868
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes,
5.50%, 10/01/22	61,000	60,619
5.50%, 04/01/23	368,000	365,240
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	118,000	85,255
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/18	910,000	908,302
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 05/01/23(b)	49,000	46,305
Halcón Resources Corp., Sec. Gtd. Second Lien Notes, 8.63%, 02/01/20(b)	59,000	52,363
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec. Notes,
4.40%, 04/30/23(b)	200,000	176,500
7.00%, 05/05/20(b)	210,000	217,875
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	174,000	171,390
Noble Energy Inc., Sr. Unsec. Notes, 3.90%, 11/15/24	1,098,000	1,037,706
Pacific Rubiales Energy Corp. (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 5.13%, 03/28/23(b)	111,000	56,055
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/22(b)	88,000	86,680
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/23(b)	400,000	370,520
QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	140,000	121,800
Range Resources Corp.,
Sr. Unsec. Gtd. Sub. Global Notes,
5.00%, 03/15/23	139,000	127,185
Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	371,000	344,102
5.75%, 06/01/21	87,000	84,390
Rice Energy Inc., Sr. Unsec. Gtd. Notes, 7.25%, 05/01/23(b)	196,000	184,240
RSP Permian, Inc., Sr. Unsec. Gtd. Notes,
6.63%, 10/01/22(b)	30,000	29,700
6.63%, 10/01/22(b)	78,000	77,220
SandRidge Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	85,000	24,650
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/22	164,000	154,570
6.50%, 11/15/21	395,000	385,125
6.50%, 01/01/23	68,000	65,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes,
5.00%, 03/15/19	$71,000	$63,900
5.75%, 03/15/21	50,000	45,000
WPX Energy, Inc., Sr. Unsec. Notes, 7.50%, 08/01/20	189,700	183,060
		6,049,138

Oil & Gas Refining & Marketing–0.06%
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/25(b)	590,000	576,019

Oil & Gas Storage & Transportation–1.77%
Crestwood Midstream Partners L.P./ Crestwood Midstream Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
6.13%, 03/01/22	48,000	44,400
Sr. Unsec. Gtd. Global Notes,
6.00%, 12/15/20	237,000	223,965
Energy Transfer Equity, L.P.,
Sr. Sec. First Lien Notes,
5.50%, 06/01/27	123,000	115,620
Sr. Sec. Gtd. First Lien Notes,
7.50%, 10/15/20	50,000	53,813
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.75%, 02/15/25	1,594,000	1,522,967
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/24	2,255,000	2,028,085
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 08/01/22	134,000	130,650
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/34	1,167,000	1,012,147
MarkWest Energy Partners, L.P./ MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
4.88%, 06/01/25	125,000	116,250
5.50%, 02/15/23	194,000	191,090
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 10/15/21	57,000	55,575
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 02/01/21	200,000	197,500
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes,
3.50%, 03/15/25	3,053,000	2,832,009
4.50%, 03/15/45	2,490,000	2,074,994
Targa Resources Partners L.P./ Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
5.25%, 05/01/23	89,000	84,105
Sr. Unsec. Gtd. Global Notes,
6.88%, 02/01/21	94,000	94,470

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	$35,000	$36,619
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	81,000	69,052
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	133,000	133,997
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	255,000	305,822
Williams Partners L.P., Sr. Unsec. Global Notes, 4.00%, 09/15/25	5,289,000	4,728,898
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/23	810,000	765,450
		16,817,478

Other Diversified Financial Services–0.46%
BOC Aviation Pte. Ltd. (Singapore), Sr. Unsec. Notes, 3.00%, 03/30/20(b)	2,477,000	2,436,045
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec. Notes, 4.88%, 04/15/45(b)	2,125,000	1,955,000
		4,391,045

Packaged Foods & Meats–1.27%
Chiquita Brands International Inc., Sr. Unsec. Conv. Notes, 4.25%, 08/15/16	5,805,000	5,805,000
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	302,000	311,438
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	100,000	104,260
Gruma, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Euro Notes, 4.88%, 12/01/24(b)	320,000	337,120
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/24(b)	2,154,000	2,170,155
Marfrig Overseas Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 9.50%, 05/04/20(b)	440,000	447,150
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/22	2,687,000	2,871,731
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	61,000	63,440
		12,110,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Paper Packaging–0.23%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes,
4.75%, 04/15/21	$468,000	$477,360
4.88%, 11/15/22	65,000	65,813
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/24(b)	1,770,000	1,677,296
		2,220,469

Paper Products–0.49%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes,
4.50%, 02/01/23	26,000	24,830
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/25(b)	66,000	64,350
International Paper Co., Sr. Unsec. Global Notes,
3.80%, 01/15/26	991,000	961,956
5.15%, 05/15/46	3,418,000	3,315,754
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/19	87,000	89,501
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	168,000	171,570
		4,627,961

Personal Products–0.01%
Elizabeth Arden, Inc., Sr. Unsec. Global Notes, 7.38%, 03/15/21	121,000	78,953

Pharmaceuticals–1.32%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 3.00%, 03/12/20	4,574,000	4,531,375
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/21(b)	2,202,000	2,215,788
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	2,492,000	3,358,572
Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/23(b)	263,000	271,547
Perrigo Finance PLC, Sr. Unsec. Gtd. Yankee Bonds, 3.90%, 12/15/24	1,654,000	1,606,258
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/23(b)	30,000	30,675
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes,
5.50%, 03/01/23(b)	55,000	55,688
5.63%, 12/01/21(b)	130,000	133,087
5.88%, 05/15/23(b)	33,000	33,908
6.13%, 04/15/25(b)	344,000	356,900
		12,593,798

Property & Casualty Insurance–1.07%
Allstate Corp. (The), Unsec. Sub. Global Deb., 5.75%, 08/15/53	2,085,000	2,165,793

	Principal Amount	Value
Property & Casualty Insurance–(continued)
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	$1,320,000	$1,547,700
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.30%, 08/25/45	3,880,000	3,822,679
XLIT Ltd. (Ireland), Unsec. Sub. Gtd. Yankee Notes, 4.45%, 03/31/25	2,675,000	2,644,247
		10,180,419

Railroads–0.50%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Global Deb., 3.00%, 04/01/25	2,657,000	2,530,968
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/34(b)	200,000	204,000
Transnet SOC Ltd. (South Africa), Sr. Unsec. Notes,
4.00%, 07/26/22(b)	400,000	376,000
REGS, Sr. Unsec. Euro Notes, 4.00%, 07/26/22(b)	400,000	377,200
Union Pacific Corp., Sr. Unsec. Notes, 3.25%, 08/15/25	1,335,000	1,321,506
		4,809,674

Real Estate Development–0.05%
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/19	40,000	40,250
Country Garden Holdings Co. Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 7.50%, 01/10/23(b)	200,000	198,000
Shimao Property Holdings Ltd. (Hong Kong), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.38%, 02/10/22	200,000	204,106
		442,356

Regional Banks–0.65%
Banco Internacional del Perú S.A.A. (Peru), Unsec. Sub. Notes, 6.63%, 03/19/29(b)	500,000	527,429
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/22	222,000	226,995
5.00%, 08/01/23	35,000	35,525
Fifth Third Bancorp, Sr. Unsec. Notes,
3.50%, 03/15/22	1,550,000	1,568,591
Series J, Jr. Unsec. Sub. Bonds,
4.90%(d)	1,520,000	1,436,400
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	650,000	731,617
SVB Financial Group, Sr. Unsec. Global Notes, 3.50%, 01/29/25	1,455,000	1,409,576
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	185,000	209,512
		6,145,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Reinsurance–0.19%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	$1,650,000	$1,767,973

Renewable Electricity–0.12%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	1,194,000	1,173,417

Residential REIT’s–0.23%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	2,135,000	2,156,651

Restaurants–0.72%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes,
6.00%, 04/01/22(b)	3,498,000	3,607,313
Sr. Sec. Gtd. First Lien Notes,
4.63%, 01/15/22(b)	68,000	68,595
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/22	155,000	164,106
Yum! Brands, Inc., Sr. Unsec. Notes, 3.75%, 11/01/21	2,962,000	3,013,669
		6,853,683

Security & Alarm Services–0.01%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	50,000	51,875

Semiconductor Equipment–0.01%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	81,000	79,380

Semiconductors–0.25%
Micron Technology, Inc., Sr. Unsec. Gtd. Global Notes,
5.88%, 02/15/22	140,000	138,600
Sr. Unsec. Notes,
5.25%, 08/01/23(b)	55,000	51,700
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/23(b)	2,120,000	2,215,400
		2,405,700

Soft Drinks–1.60%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 3.30%, 09/01/21	10,000,000	10,401,550
Corp. Lindley S.A. (Peru), REGS, Sr. Unsec. Euro Notes, 4.63%, 04/12/23(b)	440,000	426,857
PepsiCo Inc., Sr. Unsec. Global Notes, 3.00%, 08/25/21	4,378,000	4,463,925
		15,292,332

Sovereign Debt–0.61%
Argentina Boden Bonds (Argentina), Sr. Unsec. Bonds, 7.00%, 10/03/15	685,000	705,550

	Principal Amount	Value
Sovereign Debt–(continued)
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds,
5.50%, 01/27/25(b)	$541,000	$538,295
REGS, Sr. Unsec. Euro Bonds, 5.50%, 01/27/25(b)	100,000	99,500
El Salvador Government International Bond (El Salvador), Unsec. Notes, 6.38%, 01/18/27(b)	228,000	216,600
Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds,
8.13%, 10/06/19(b)(e)	220,000	289,520
REGS, Sr. Unsec. Euro Bonds, 8.13%, 10/06/19(b)(e)	90,000	118,440
Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/24(b)	200,000	212,000
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec. Notes, 6.38%, 03/03/28(b)	324,000	302,551
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 6.75%, 04/28/28	252,000	252,000
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 6.00%, 01/27/23(b)	500,000	500,100
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.60%, 01/23/46	200,000	183,250
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds,
4.00%, 09/22/24	320,000	320,000
5.20%, 01/30/20	400,000	438,500
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 4.13%, 08/25/27	299,000	295,741
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 4.00%, 01/22/24	400,000	421,507
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.88%, 01/22/24(b)	200,000	216,250
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/23(b)	400,000	384,052
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Bonds, 5.10%, 06/18/50	320,000	294,000
		5,787,856

Specialized Consumer Services–0.02%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/27	191,000	193,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Specialized Finance–1.28%
Aircastle Ltd., Sr. Unsec. Global Notes,
7.63%, 04/15/20	$157,000	$178,980
Sr. Unsec. Notes,
5.13%, 03/15/21	55,000	56,512
5.50%, 02/15/22	50,000	51,750
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/20	200,000	207,000
International Lease Finance Corp., Sr. Unsec. Global Notes,
5.88%, 08/15/22	120,000	129,900
Sr. Unsec. Notes,
8.25%, 12/15/20	126,000	150,570
McGraw Hill Financial, Inc., Sr. Unsec. Gtd. Notes, 4.40%, 02/15/26(b)	3,850,000	3,834,200
Moody’s Corp., Sr. Unsec. Global Notes,
2.75%, 07/15/19	1,470,000	1,489,802
4.88%, 02/15/24	4,595,000	4,793,888
5.25%, 07/15/44	1,140,000	1,190,553
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/24(b)	100,000	102,250
		12,185,405

Specialized REIT’s–0.73%
Crown Castle International Corp., Sr. Unsec. Global Notes,
5.25%, 01/15/23	180,000	189,450
Sr. Unsec. Notes,
4.88%, 04/15/22	81,000	83,532
EPR Properties, Sr. Unsec. Gtd. Global Notes,
4.50%, 04/01/25	2,244,000	2,100,891
7.75%, 07/15/20	3,880,000	4,575,096
		6,948,969

Specialty Chemicals–0.02%
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	223,000	220,213

Specialty Stores–0.22%
Tiffany & Co., Sr. Unsec. Global Notes,
3.80%, 10/01/24	1,005,000	984,599
4.90%, 10/01/44	1,140,000	1,090,771
		2,075,370

Steel–0.24%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.88%, 04/01/22(b)	30,000	18,675
8.25%, 11/01/19(b)	2,043,000	1,588,432
GTL Trade Finance Inc. (Brazil), REGS, Sr. Unsec. Gtd. Euro Bonds, 5.89%, 04/29/24(b)	340,000	298,078

	Principal Amount	Value
Steel–(continued)
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes,
5.13%, 10/01/21	$63,000	$62,370
5.50%, 10/01/24	150,000	147,562
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes,
7.38%, 02/01/20(b)	154,000	141,103
		2,256,220

Technology Hardware, Storage & Peripherals–0.16%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 5.75%, 12/01/34(b)	1,540,000	1,516,900

Tobacco–0.92%
Philip Morris International Inc., Sr. Unsec. Global Bonds, 3.38%, 08/11/25	4,500,000	4,479,476
Reynolds American, Inc., Sr. Unsec. Gtd. Global Notes,
4.45%, 06/12/25	2,187,000	2,244,580
5.85%, 08/15/45	1,912,000	2,060,166
		8,784,222

Trading Companies & Distributors–0.35%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 5.00%, 10/01/21	630,000	652,837
Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/21	2,425,000	2,453,797
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/25	130,000	125,775
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	90,000	92,813
		3,325,222

Trucking–0.25%
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/23(b)	123,000	126,382
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.20%, 07/15/20(b)	2,272,000	2,273,703
		2,400,085

Wireless Telecommunication Services–1.10%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	1,115,000	1,258,581
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/24(b)	500,000	532,500
Comcel Trust via Comunicaciones Celulares S.A. (Guatemala), REGS, Sr. Unsec. Gtd. Euro Bonds, 6.88%, 02/06/24(b)	266,000	273,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/20(b)	$1,835,000	$2,009,813
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	200,000	184,000
MTN Mauritius Investments Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.76%, 11/11/24(b)	400,000	401,500
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/44	2,955,000	2,892,833
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/22	315,000	313,425
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	160,000	138,400
Sprint Communications Inc., Sr. Unsec. Global Notes,
11.50%, 11/15/21	65,000	74,588
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)	780,000	833,625
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.63%, 02/15/25	350,000	329,000
7.88%, 09/15/23	171,000	165,870
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds,
6.84%, 04/28/23	135,000	142,762
Sr. Unsec. Gtd. Global Notes,
6.38%, 03/01/25	152,000	155,800
6.63%, 04/01/23	194,000	203,215
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes,
7.38%, 04/23/21(b)	250,000	256,250
Sr. Sec. Gtd. First Lien Notes,
4.75%, 07/15/20(b)	300,000	303,750
		10,469,892
Total U.S. Dollar Denominated Bonds and Notes (Cost $476,994,184)		469,972,891

U.S. Government Sponsored Agency Mortgage-Backed Securities–25.43%
Collateralized Mortgage Obligations–0.52%
Fannie Mae REMICs, IO,
7.00%, 05/25/33	16,878	3,465
6.00%, 07/25/33	16,878	4,052
Ginnie Mae REMICs, IO,
1.59%, 09/20/64(f)	13,394,763	1,398,413
1.64%, 11/20/64(f)	8,803,886	968,428
1.69%, 12/20/64(f)	22,709,216	2,568,412
		4,942,770

Federal Deposit Insurance Co. (FDIC)–0.02%
Federal Deposit Insurance Co., Series 2010-S1, Class 1A, Structured Sale Gtd., Floating Rate Notes , 0.75%, 02/25/48(b)(f)	222,618	222,705

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–8.10%
Pass Through Ctfs.,
5.50%, 05/01/16 to 07/01/40	$5,511,919	$6,175,891
6.50%, 05/01/16 to 09/01/36	1,024,750	1,176,943
7.00%, 08/01/16 to 10/01/34	2,220,402	2,570,522
6.00%, 04/01/17 to 02/01/34	498,805	556,545
7.50%, 04/01/17 to 05/01/35	997,611	1,197,067
3.50%, 08/01/26	1,489,695	1,578,617
8.50%, 08/01/31	76,092	94,383
8.00%, 08/01/32	66,134	81,904
5.00%, 07/01/34 to 06/01/40	5,217,090	5,748,105
4.50%, 06/01/41	3,804,048	4,147,455
Pass Through Ctfs., ARM,
2.48%, 12/01/36(f)	168,108	179,267
2.66%, 02/01/37(f)	51,722	55,550
2.56%, 05/01/37(f)	424,552	456,506
2.39%, 06/01/43(f)	3,793,192	3,850,131
Pass Through Ctfs., TBA,
3.50%, 09/01/45(g)	16,800,000	17,392,761
4.00%, 09/01/45(g)	30,100,000	31,931,865
		77,193,512

Federal National Mortgage Association (FNMA)–14.13%
Pass Through Ctfs.,
7.50%, 11/01/15 to 08/01/37	1,254,854	1,487,056
7.00%, 12/01/15 to 02/01/34	869,822	1,015,100
6.50%, 05/01/16 to 01/01/37	355,156	409,215
6.00%, 05/01/17 to 10/01/39	79,435	89,319
5.00%, 03/01/18 to 12/01/39	1,601,711	1,766,440
5.50%, 11/01/18 to 06/01/40	2,612,150	2,945,527
8.00%, 08/01/21 to 04/01/33	131,804	161,483
9.50%, 04/01/30	28,435	33,165
8.50%, 10/01/32	117,645	151,314
3.00%, 08/01/43	5,838,307	5,892,430
Pass Through Ctfs., ARM,
2.41%, 05/01/35(f)	533,750	568,122
2.23%, 01/01/37(f)	337,948	360,343
2.32%, 03/01/38(f)	166,050	177,591
Pass Through Ctfs., TBA,
3.00%, 09/01/30 to 09/01/45(g)	28,900,000	29,411,858
3.50%, 09/01/45(g)	52,200,000	54,149,748
4.00%, 09/01/45(g)	13,500,000	14,351,661
4.50%, 09/01/45(g)	20,000,000	21,678,126
		134,648,498

Government National Mortgage Association (GNMA)–2.66%
Pass Through Ctfs.,
7.50%, 06/15/23 to 05/15/32	30,847	33,490
9.00%, 09/15/24 to 10/15/24	18,834	18,925
8.50%, 02/15/25	6,683	6,751
8.00%, 08/15/25 to 09/15/26	56,870	60,371
6.56%, 01/15/27	152,134	173,977
7.00%, 04/15/28 to 09/15/32	367,069	415,318
6.00%, 11/15/28 to 02/15/33	113,091	130,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–(continued)
6.50%, 01/15/29 to 09/15/34	$307,485	$352,196
5.50%, 06/15/35	151,672	171,970
5.00%, 07/15/35 to 08/15/35	69,660	76,878
Pass Through Ctfs., ARM,
2.00%, 01/20/25 to 05/20/25(f)	70,465	72,990
3.00%, 06/20/25(f)	9,453	9,841
Pass Through Ctfs., TBA,
3.50%, 09/01/45(g)	15,700,000	16,369,090
4.00%, 09/01/45(g)	7,000,000	7,426,835
		25,319,161
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $240,318,198)		242,326,646

Asset-Backed Securities–19.79%
Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, Floating Rate Pass Through Ctfs., 2.73%, 05/25/35(f)	2,419,445	2,398,013
Banc of America Commercial Mortgage Trust,
Series 2006-1, Class AJ, Variable Rate Pass Through Ctfs., 5.46%, 09/10/45(f)	3,100,000	3,130,803
Series 2006-1, Class B, Variable Rate Pass Through Ctfs., 5.49%, 09/10/45(f)	3,077,000	3,111,545
Banc of America Mortgage Trust, Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.10%, 01/25/36(f)	2,605,447	2,348,732
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.10%, 05/15/32(b)(f)	3,730,000	3,707,818
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.40%, 08/25/33(f)	429,328	429,100
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.68%, 03/25/35(f)	3,637,164	3,660,431
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 2.36%, 02/25/36(f)	1,796,270	1,786,383
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Floating Rate Pass Through Ctfs., 2.46%, 11/25/34(f)	3,906,228	3,807,594
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class B, Floating Rate Pass Through Ctfs., 1.95%, 08/15/26(b)(f)	2,500,000	2,496,436

	Principal Amount	Value
Carlyle High Yield Partners VIII, Ltd.,
Series 2006-8A, Class B, Floating Rate Pass Through Ctfs., 0.71%, 05/21/21(b)(f)	$700,000	$678,128
Series 2006-8A, Class A2B, Floating Rate Pass Through Ctfs., 0.67%, 05/21/21(b)(f)	4,184,000	4,079,358
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 1.60%, 12/15/27(b)(f)	1,150,000	1,151,068
Centurion CDO 9 Ltd. (Cayman Islands), Series 2005-9X, Class A2, Floating Rate Pass Through Ctfs., 0.72%, 07/17/19(f)	2,750,000	2,674,385
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.76%, 12/15/47(b)(f)	5,000,000	5,565,008
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, Floating Rate Pass Through Ctfs., 1.60%, 06/15/33(b)(f)	5,000,000	4,976,885
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB3, Class 2A, Floating Rate Pass Through Ctfs., 2.69%, 09/25/34(f)	3,202,187	3,163,941
Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.26%, 08/25/34(f)	1,559,202	1,550,837
Commercial Mortgage Trust,
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.24%, 06/08/30(b)(f)	2,875,000	2,871,700
Series 2015-CR25, Class B, Pass Through Ctfs., 4.70%, 08/10/48	4,367,000	4,458,480
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 0.88%, 06/25/33(f)	162,481	144,773
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/37	759,471	726,331
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.71%, 09/26/34(b)(f)	214,355	214,932
First Horizon Alternative Mortgage Securities Trust,
Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/20	272,265	277,762
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/36	365,650	294,167
Foothill CLO Ltd. (Cayman Islands), Series 2007-1A, Class C, Floating Rate Pass Through Ctfs., 1.04%, 02/22/21(b)(f)	1,531,000	1,516,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Core Plus Bond Fund

	Principal Amount	Value
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.10%, 04/19/36(f)	$1,690,473	$1,522,078
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 1.49%, 02/15/27(b)(f)	5,000,000	5,002,278
Hamlet II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.64%, 05/11/21(b)(f)	5,000,000	4,816,402
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.65%, 06/20/35(f)	39,164	36,255
Hilton USA Trust, Series 2013-HLT, Class BFX, Pass Through Ctfs., 3.37%, 11/05/30(b)	1,500,000	1,507,323
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class B, Floating Rate Pass Through Ctfs., 1.90%, 11/15/29(b)(f)	3,998,000	4,019,539
ING Investment Management CLO II, Ltd. (Cayman Islands),
Series 2006-2A, Class A2, Floating Rate Pass Through Ctfs., 0.65%, 08/01/20(b)(f)	5,000,000	4,949,262
Series 2006-2A, Class B, Floating Rate Pass Through Ctfs., 0.71%, 08/01/20(b)(f)	2,718,000	2,664,749
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/47(b)(f)	5,000,000	5,039,643
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP6, Class AJ, Variable Rate Pass Through Ctfs., 5.57%, 04/15/43(f)	3,000,000	3,032,741
Series 2006-LDP8, Class AJ, Pass Through Ctfs., 5.48%, 05/15/45	1,200,000	1,232,246
Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/47	860,895	892,189
JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, Floating Rate Pass Through Ctfs., 2.12%, 06/25/35(f)	1,498,906	1,471,545
Series 2005-A3, Class 6A5, Floating Rate Pass Through Ctfs., 2.62%, 06/25/35(f)	1,705,128	1,671,265
Series 2005-A5, Class 1A2, Floating Rate Pass Through Ctfs., 3.03%, 08/25/35(f)	2,556,726	2,548,813
Series 2005-A6, Class 7A1, Floating Rate Pass Through Ctfs., 2.90%, 08/25/35(f)	1,585,642	1,511,050
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.98%, 06/25/37(f)	1,987,794	1,813,393

	Principal Amount	Value
Katonah Ltd. (Cayman Islands), Series 2007-IA, Class A2L, Floating Rate Pass Through Ctfs., 1.79%, 04/23/22(b)(f)	$2,630,000	$2,626,745
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class AM, Pass Through Ctfs., 5.38%, 11/15/38	2,110,000	2,183,984
Series 2005-C7, Class AJ, Pass Through Ctfs., 5.32%, 11/15/40	4,348,190	4,355,621
Series 2006-C7, Class A3, Pass Through Ctfs., 5.35%, 11/15/38	300,000	310,026
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/36	541,283	526,540
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 0.46%, 11/25/35(f)	1,662,815	1,510,372
MAPS CLO Fund II Ltd. (Cayman Islands), Series 2007-2A, Class A2, Floating Rate Pass Through Ctfs., 0.74%, 07/20/22(b)(f)	3,448,000	3,325,164
Merrill Lynch Mortgage Investors Trust, Series 2005-A5, Class A9, Floating Rate Pass Through Ctfs., 2.57%, 06/25/35(f)	3,475,306	3,403,855
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 0.74%, 08/25/31(f)	266,507	205,001
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/35	1,988,835	1,922,443
Sequoia Mortgage Trust,
Series 2013-3, Class A1, Pass Through Ctfs., 2.00%, 03/25/43	2,511,551	2,338,939
Series 2013-4, Class A3, Pass Through Ctfs., 1.55%, 04/25/43	2,308,288	2,244,742
Series 2013-7, Class A2, Pass Through Ctfs., 3.00%, 06/25/43	2,124,940	2,077,627
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Pass Through Ctfs., 3.75%, 07/25/43(b)	3,618,946	3,726,813
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A, Pass Through Ctfs., 2.28%, 11/20/25(b)	780,205	781,991
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 0.74%, 05/25/35(f)	41,645	36,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-8, Class 3A, Floating Rate Pass Through Ctfs., 2.49%, 07/25/34(f)	$3,266,622	$3,271,800
Series 2007-3, Class 4A2, Floating Rate Pass Through Ctfs., 4.68%, 04/25/47(f)	975,939	703,690
Structured Asset Investment Loan Trust, Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 0.94%, 11/25/33(f)	17,992	17,467
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/35	595,286	558,458
Symphony CLO II, Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.66%, 10/25/20(b)(f)	4,545,000	4,367,921
Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 1.20%, 12/25/33(f)	1,397,160	1,298,878
Series 2005-1, Class A3, Floating Rate Pass Through Ctfs., 2.15%, 04/25/45(f)	2,959,684	2,979,055
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.08%, 01/10/45(b)(f)	4,500,000	5,051,752
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.45%, 10/15/44(f)	1,515,000	1,514,514
Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.45%, 10/15/44(f)	1,464,333	1,464,079
WaMu Mortgage Pass Through Trust,
Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.49%, 08/25/33(f)	1,193,300	1,228,991
Series 2005-AR10, Class 1A3, Floating Rate Pass Through Ctfs., 2.50%, 09/25/35(f)	525,000	509,333
Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.35%, 10/25/35(f)	2,172,332	2,099,330
Series 2007-HY2, Class 2A2, Floating Rate Pass Through Ctfs., 2.49%, 11/25/36(f)	1,446,011	1,277,689
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, Floating Rate Pass Through Ctfs., 1.54%, 02/15/27(b)(f)	2,500,000	2,474,624

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.74%, 07/25/34(f)	$979,115	$983,699
Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.62%, 12/25/34(f)	1,167,202	1,169,851
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.74%, 08/25/35(f)	1,046,733	1,036,758
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.62%, 03/25/35(f)	2,452,039	2,500,366
Series 2006-AR8, Class 1A3, Floating Rate Pass Through Ctfs., 2.65%, 04/25/36(f)	2,772,776	2,763,848
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/37	1,642,333	1,649,969
WFRBS Commercial Mortgage Trust,
Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.82%, 11/15/44(b)(f)	5,000,000	5,641,885
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.63%, 08/15/46(f)	3,800,000	4,004,037
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.15%, 09/15/46(f)	3,127,000	3,410,572
Total Asset-Backed Securities (Cost $186,989,596)		188,506,158

U.S. Treasury Securities–12.13%
U.S. Treasury Bills–0.48%
0.23%, 05/26/16(h)(i)	1,795,000	1,791,190
0.24%, 05/26/16(h)(i)	100,000	99,788
0.25%, 05/26/16(h)(i)	1,000,000	997,878
0.29%, 05/26/16(h)(i)	1,720,000	1,716,349
		4,605,205

U.S. Treasury Notes–9.46%
1.63%, 07/31/20(i)	25,499,200	25,589,864
2.00%, 07/31/22	18,780,400	18,865,597
2.00%, 08/15/25	46,600,600	45,722,524
		90,177,985

U.S. Treasury Bonds–2.19%
3.00%, 05/15/45	20,670,200	20,820,642
Total U.S. Treasury Securities (Cost $116,406,290)		115,603,832

	Shares
Preferred Stocks–0.61%
Investment Banking & Brokerage–0.44%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	78,000	1,920,360
Morgan Stanley, Series F, 6.88% Pfd.	85,000	2,302,650
		4,223,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Core Plus Bond Fund

	Shares		Value
Regional Banks–0.08%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		27,000	$741,150

Reinsurance–0.09%
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.		30,000	846,600
Total Preferred Stocks (Cost $5,485,000)			5,810,760

	Principal Amount
Municipal Obligations–0.28%
Florida Hurricane Catastrophe Fund Finance Corp. Series 2013 A, RB, 3.00%, 07/01/20		$1,450,000	1,475,824
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J);
Series 2010, Class A, Build America Taxable RB, 6.66%, 04/01/57		550,000	641,812
Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57		500,000	588,720
Total Municipal Obligations (Cost $2,500,000)			2,706,356

Non-U.S. Dollar Denominated Bonds & Notes–0.08%(j)
Construction & Engineering–0.01%
Abengoa Finance S.A.U. (Spain), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/20(b)	EUR	100,000	71,031

Hotels, Resorts & Cruise Lines–0.02%
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	100,000	161,878

Multi-Sector Holdings–0.02%
Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/19(b)	GBP	100,000	163,909

	Principal Amount		Value
Other Diversified Financial Services–0.02%
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 10.75%, 04/01/19(b)	GBP	100,000	$166,099

Packaged Foods & Meats–0.01%
Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/21(b)	GBP	100,000	157,468
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $768,957)			720,385

	Shares
Common Stocks–0.00%
Paper Products–0.00%
Verso Corp. (Cost $972)(k)		302	72

Money Market Funds–11.28%
Liquid Assets Portfolio–Institutional Class, 0.12%(l)		53,717,716	53,717,716
Premier Portfolio–Institutional Class, 0.09%(l)		53,717,715	53,717,715
Total Money Market Funds (Cost $107,435,431)			107,435,431

Options Purchased–0.2%
(Cost $2,140,154)(m)			1,948,413
TOTAL INVESTMENTS–119.13% (Cost $1,139,038,782)			1,135,030,944
OTHER ASSETS LESS LIABILITIES–(19.13)%			(182,242,822)
NET ASSETS–100.00%			$952,788,122

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
Pfd.	– Preferred

PIK	– Payment in Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Core Plus Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2015 was $234,335,782 which represented 24.59% of the Fund’s Net Assets.
(c)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes	—	8.50%

(d)	Perpetual bond with no specified maturity date.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2015.
(g)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contract, options and swap agreements. See Note 1I, Note 1N, Note 1O and Note 4.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)	Non-income producing security.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.
(m)	The table below details options purchased:

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price	Notional Value		Value
USD versus CNY	Call	Goldman Sachs International	02/05/16	CNY 6.50	USD	9,500,000	$167,404
EUR versus MXN	Put	Bank of America Merrill Lynch	11/09/15	MXN 16.43	EUR	17,000,000	10,215
EUR versus NOK	Put	Goldman Sachs International	09/10/15	NOK 8.90	EUR	19,500,000	3,316
CHF versus JPY	Put	Goldman Sachs International	10/14/15	JPY 123.50	CHF	29,400,000	242,614
Subtotal Foreign Currency Options Purchased — Currency Risk							$423,549

Open Over-The-Counter Credit Default Swaptions Purchased – Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Floating Rate	Reference Entity	Expiration Date	Implied Credit Spread(a)	Notional Value	Value
5 Year Credit Default Swap	Call	Bank of America Merrill Lynch	107.50%	Pay	Markit CDX North America High Yield Index, Series 24	10/21/15	3.91%	$54,000,000	$11,574

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
3 Year Interest Rate Swap	Put	Barclays Bank PLC	1.80%	Receive	3 Month USD LIBOR	02/26/16	$237,000,000	$704,426
10 Year Interest Rate Swap(b)	Put	Deutsche Bank Securities Inc.	2.80	Receive	3 Month USD LIBOR	02/24/16	95,000,000	808,864
Subtotal Interest Rate Swaptions Purchased — Interest Rate Risk								$1,513,290
Total Options Purchased (Cost $2,140,154)								$1,948,413

Abbreviations:

CHF	– Swiss Franc
CNY	– Chinese Yuan
EUR	– Euro
JPY	– Japanese Yen

NOK	– Norwegian Krone
LIBOR	– London Interbank Offered Rate
MXN	– Mexican New Peso
USD	– U.S. Dollar

(a)	Implied credit spreads represent the current level as of August 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Swaptions collateralized by $660,000 cash received from the counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $1,031,603,351)	$1,027,595,513
Investments in affiliated money market funds, at value and cost	107,435,431
Total investments, at value (Cost $1,139,038,782)	1,135,030,944
Foreign currencies, at value (Cost $63)	271
Receivable for:
Investments sold	45,925,908
Variation margin — futures	192,208
Fund shares sold	2,346,436
Dividends and interest	6,787,650
Principal paydowns	69,905
Premiums paid on swap agreements — OTC	160,240
Investment for trustee deferred compensation and retirement plans	105,946
Unrealized appreciation on forward foreign currency contracts outstanding	4,694,263
Total assets	1,195,313,771

Liabilities:
Payable for:
Investments purchased	232,983,646
Fund shares reacquired	677,361
Options written, at value (premiums received $531,961)	949,599
Amount due custodian	1,262,320
Collateral received from brokers	660,000
Dividends	309,110
Swaps payable — OTC	24,903
Variation margin — centrally cleared swap agreements	67,519
Accrued fees to affiliates	377,620
Accrued trustees’ and officers’ fees and benefits	4,387
Accrued other operating expenses	728,505
Trustee deferred compensation and retirement plans	119,409
Unrealized depreciation on forward foreign currency contracts outstanding	4,144,220
Unrealized depreciation on swap agreements — OTC	217,050
Total liabilities	242,525,649
Net assets applicable to shares outstanding	$952,788,122

Net assets consist of:
Shares of beneficial interest	$1,035,475,218
Undistributed net investment income	(509,458)
Undistributed net realized gain (loss)	(77,521,475)
Net unrealized appreciation (depreciation)	(4,656,163)
$952,788,122

Net Assets:
Class A	$495,225,617
Class B	$8,493,722
Class C	$65,160,046
Class R	$5,848,221
Class Y	$102,379,673
Class R5	$667,626
Class R6	$275,013,217

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	46,567,236
Class B	798,904
Class C	6,129,667
Class R	550,200
Class Y	9,620,536
Class R5	62,815
Class R6	25,877,642
Class A:
Net asset value per share	$10.63
Maximum offering price per share
(Net asset value of $10.63 ÷ 95.75%)	$11.10
Class B:
Net asset value and offering price per share	$10.63
Class C:
Net asset value and offering price per share	$10.63
Class R:
Net asset value and offering price per share	$10.63
Class Y:
Net asset value and offering price per share	$10.64
Class R5:
Net asset value and offering price per share	$10.63
Class R6:
Net asset value and offering price per share	$10.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Interest (net of foreign withholding taxes of $688)	$29,119,600
Dividends	618,953
Dividends from affiliated money market funds	34,513
Total investment income	29,773,066

Expenses:
Advisory fees	3,624,273
Administrative services fees	219,372
Custodian fees	86,478
Distribution fees:
Class A	1,043,052
Class B	104,117
Class C	524,498
Class R	26,597
Transfer agent fees — A, B, C, R and Y	1,074,220
Transfer agent fees — R5	592
Transfer agent fees — R6	533
Trustees’ and officers’ fees and benefits	32,080
Other	384,663
Total expenses	7,120,475
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(710,282)
Net expenses	6,410,193
Net investment income	23,362,873

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	13,912,535
Foreign currencies	(380,784)
Forward foreign currency contracts	2,472,716
Futures contracts	(2,573,838)
Option contracts written	1,491,314
Swap agreements	(1,019,024)
13,902,919
Change in net unrealized appreciation (depreciation) of:
Investment securities	(31,271,748)
Foreign currencies	25,891
Forward foreign currency contracts	(138,197)
Futures contracts	84,668
Option contracts written	(417,638)
Swap agreements	(5,303)
(31,722,327)
Net realized and unrealized gain (loss)	(17,819,408)
Net increase in net assets resulting from operations	$5,543,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$23,362,873	$21,983,027
Net realized gain	13,902,919	3,118,290
Change in net unrealized appreciation (depreciation)	(31,722,327)	28,530,746
Net increase in net assets resulting from operations	5,543,465	53,632,063

Distributions to shareholders from net investment income:
Class A	(14,917,587)	(13,587,195)
Class B	(298,682)	(483,748)
Class C	(1,472,780)	(1,171,456)
Class R	(179,006)	(120,792)
Class Y	(2,379,308)	(124,974)
Class R5	(33,725)	(75,598)
Class R6	(10,732,408)	(10,148,675)
Total distributions from net investment income	(30,013,496)	(25,712,438)

Share transactions–net:
Class A	174,061,422	(6,017,746)
Class B	(3,166,515)	(4,652,287)
Class C	28,719,763	778,537
Class R	2,433,288	592,575
Class Y	95,315,767	8,120,874
Class R5	(808,803)	(547,261)
Class R6	15,020,198	71,556,506
Net increase in net assets resulting from share transactions	311,575,120	69,831,198
Net increase in net assets	287,105,089	97,750,823

Net assets:
Beginning of year	665,683,033	567,932,210
End of year (includes undistributed net investment income of $(509,458) and $(360,638), respectively)	$952,788,122	$665,683,033

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

30                         Invesco Core Plus Bond Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

31                         Invesco Core Plus Bond Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

32                         Invesco Core Plus Bond Fund

K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between Counterparties to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Call Options Written and Purchased — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at

33                         Invesco Core Plus Bond Fund

risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and

34                         Invesco Core Plus Bond Fund

Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2015 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2015, the Adviser has contractually agreed, through at least December 31, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.86%, 1.61%, 1.61%, 1.11%, 0.61%, 0.61% and 0.61%, respectively, of average daily net assets. Prior to January 1, 2015, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.84%, 1.59%, 1.59%, 1.09%, 0.59%, 0.59% and 0.59%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $62,583 and reimbursed class level expenses of $491,236, $12,259, $61,754, $6,263 and $74,788 of Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with

35                         Invesco Core Plus Bond Fund

respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $276,576 in front-end sales commissions from the sale of Class A shares and $2,138, $4,326 and $2,474 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$113,246,263	$—	$—	$113,246,263
U.S. Treasury Securities	—	115,603,832	—	115,603,832
Corporate Debt Securities	—	464,185,035	—	464,185,035
U.S. Government Sponsored Agency Securities	—	242,326,646	—	242,326,646
Asset-Backed Securities	—	188,506,158	—	188,506,158
Municipal Obligations	—	2,706,356	—	2,706,356
Foreign Debt Securities	—	720,385	—	720,385
Foreign Sovereign Debt Securities	—	5,787,856	—	5,787,856
Options Purchased	—	1,948,413	—	1,948,413
	113,246,263	1,021,784,681	—	1,135,030,944
Forward Foreign Currency Contracts*	—	550,043	—	550,043
Futures Contracts*	(191,683)	—	—	(191,683)
Options Written*	—	(949,599)	—	(949,599)
Swap Agreements*	—	(602,051)	—	(602,051)
Total Investments	$113,054,580	$1,020,783,074	$—	$1,133,837,654

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

36                         Invesco Core Plus Bond Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Options purchased(a)	$11,574	$—
Options written(b)	—	(138,370)
Swap agreements(c)(d)	142,862	(217,050)
Currency risk:
Forward foreign currency contracts(e)	4,694,263	(4,144,220)
Options purchased(a)	423,549	—
Options written(b)	—	(811,229)
Interest rate risk:
Futures contracts(f)	89,878	(281,561)
Options purchased(a)	1,513,290	—
Swap agreements(c)(d)	87,606	(615,469)
Total	$6,963,022	$(6,207,899)

(a)	Options purchased at value as reported in the Schedule of Investments.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the caption Options written, at value.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(d)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(e)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(f)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$(228,632)	$477,151	$(997,528)
Currency risk	(380,784)	—	2,841,580	1,014,163	—
Interest rate risk	—	(2,573,838)	(1,374,831)	—	(21,496)
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	(95,346)	(15,412)	522,560
Currency risk	(138,197)	—	(412,992)	(402,226)	—
Interest rate risk	—	84,668	444,369	—	(527,863)
Total	$(518,981)	$(2,489,170)	$1,174,148	$1,073,676	$(1,024,327)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$182,073,326	$247,346,480	$289,530,388	$63,571,851	$65,542,750

37                         Invesco Core Plus Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
09/03/15	Deutsche Bank Securities Inc.	MYR	36,998,400	USD	9,600,000	$8,829,450	$770,550
09/03/15	Deutsche Bank Securities Inc.	USD	9,379,744	MYR	36,998,400	8,829,450	(550,294)
09/04/15	Deutsche Bank Securities Inc.	EUR	286,690	USD	324,303	321,711	2,592
09/04/15	Deutsche Bank Securities Inc.	USD	285,376	EUR	258,049	289,572	4,196
09/04/15	Goldman Sachs International	GBP	516,691	USD	793,017	792,796	221
09/04/15	Goldman Sachs International	USD	190,114	GBP	121,544	186,494	(3,620)
09/09/15	Nomura Securities International, Inc.	CHF	19,600,000	USD	20,041,105	20,276,216	(235,111)
09/09/15	Nomura Securities International, Inc.	JPY	2,550,744,000	USD	20,492,319	21,042,318	(549,999)
09/09/15	Nomura Securities International, Inc.	USD	19,979,563	CHF	19,600,000	20,276,216	296,653
09/09/15	Nomura Securities International, Inc.	USD	20,535,407	JPY	2,550,744,000	21,042,319	506,912
09/10/15	Goldman Sachs International	EUR	5,850,000	USD	6,524,914	6,565,135	(40,221)
09/10/15	Goldman Sachs International	NOK	52,866,450	EUR	5,850,000	6,411,600	176,188
09/10/15	Goldman Sachs International	USD	6,396,518	NOK	52,866,450	6,388,948	(7,570)
09/14/15	Citigroup Global Markets Inc.	KRW	11,570,860,000	USD	9,800,000	9,777,357	22,643
09/14/15	Citigroup Global Markets Inc.	TWD	318,010,000	USD	9,800,000	9,732,944	67,056
09/14/15	Citigroup Global Markets Inc.	USD	9,821,186	TWD	318,010,000	9,732,944	(88,242)
09/14/15	Goldman Sachs International	CNY	61,607,500	USD	9,500,000	9,618,807	(118,807)
09/23/15	Nomura Securities International, Inc.	SGD	13,862,590	USD	9,800,000	9,811,005	(11,005)
09/24/15	Citigroup Global Markets Inc.	CHF	19,600,000	JPY	2,501,347,100	20,486,053	355,608
09/24/15	Citigroup Global Markets Inc.	JPY	2,501,347,100	USD	21,194,567	20,640,575	553,992
09/24/15	Citigroup Global Markets Inc.	USD	21,069,755	CHF	19,600,000	20,284,966	(784,789)
09/24/15	Deutsche Bank Securities Inc.	CHF	18,290,157	USD	19,300,000	18,929,348	370,652
09/24/15	Deutsche Bank Securities Inc.	USD	9,569,590	CHF	9,071,493	9,388,517	(181,073)
09/24/15	Goldman Sachs International	EUR	100,000	MXN	1,931,797	115,377	3,206
09/24/15	Goldman Sachs International	MXN	45,764,996	EUR	2,375,000	2,664,275	(69,254)
09/24/15	Bank of America Merrill Lynch	MXN	277,943,773	EUR	14,725,000	16,417,305	(82,795)
09/24/15	Bank of America Merrill Lynch	EUR	17,000,000	USD	19,479,280	19,081,630	397,650
09/24/15	Bank of America Merrill Lynch	USD	18,900,869	MXN	321,776,972	19,230,474	329,605
09/24/15	Nomura Securities International, Inc.	CHF	9,800,000	NOK	85,272,054	10,374,360	159,789
09/24/15	Nomura Securities International, Inc.	NOK	85,272,054	USD	10,188,307	10,302,272	(113,965)
10/02/15	Deutsche Bank Securities Inc.	MXN	159,876,500	EUR	8,500,000	9,507,250	(7,093)
10/19/15	JPMorgan Chase Bank, N.A.	EUR	9,800,000	PLN	40,628,056	10,824,046	(263,620)
10/19/15	JPMorgan Chase Bank, N.A.	PLN	40,628,056	USD	10,609,950	10,740,814	(130,864)
10/19/15	JPMorgan Chase Bank, N.A.	USD	10,783,704	EUR	9,800,000	11,004,434	220,730
11/13/15	Citigroup Global Markets Inc.	EUR	17,721,288	USD	19,565,720	19,907,938	(342,218)
11/13/15	Citigroup Global Markets Inc.	USD	20,197,212	EUR	17,721,288	19,907,937	(289,275)
11/13/15	Goldman Sachs International	CNY	61,930,500	USD	9,500,000	9,558,680	(58,680)
11/17/15	Citigroup Global Markets Inc.	KRW	10,932,475,000	JPY	1,150,000,000	9,194,851	276,244
06/13/16	Deutsche Bank Securities Inc.	CNY	38,840,580	USD	6,084,051	5,904,275	179,776
06/13/16	Deutsche Bank Securities Inc.	USD	6,120,000	CNY	38,840,580	5,904,275	(215,725)
Total Forward Foreign Currency Contracts — Currency Risk							$550,043

Currency Abbreviations:

CHF	– Swiss Franc
CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso

MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
PLN	– Polish Zloty
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– U.S. Dollar

38                         Invesco Core Plus Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 2 Year Treasury Notes	Long	260	December-2015	$56,801,875	$(98,067)
U.S. 5 Year Treasury Notes	Long	413	December-2015	49,327,688	(183,494)
U.S. 10 Year Treasury Notes	Short	943	December-2015	(119,819,938)	12,679
U.S. Long Bond	Short	181	December-2015	(27,987,125)	26,767
U.S. Ultra Bond	Short	17	December-2015	(2,692,906)	50,432
Total Futures Contracts — Interest Rate Risk					$(191,683)

Open Over-The-Counter Credit Default Swaptions Written — Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Floating Rate	Reference Entity	Expiration Date	Implied Credit Spread(a)	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
5 Year Credit Default Swap	Put	Bank of America Merrill Lynch	104.50%	Pay	Markit CDX North America High Yield Index, Series 24	10/21/15	3.91%	$(122,958)	$9,000,000	$(138,370)	$(15,412)

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
EUR versus MXN	Call	Bank of America Merrill Lynch	11/09/15	MXN	18.60	$(215,916)	EUR	17,000,000	$(687,812)	$(471,896)
USD versus CNY	Call	Goldman Sachs International	11/11/15	CNY	6.80	(52,126)	USD	9,500,000	(26,687)	25,439
USD versus CNY	Call	Goldman Sachs International	11/13/15	CNY	6.80	(47,500)	USD	9,500,000	(27,587)	19,913
USD versus CNY	Call	Goldman Sachs International	02/05/16	CNY	6.80	(93,461)	USD	9,500,000	(69,143)	24,318
Subtotal Foreign Currency Options Written — Currency Risk						$(409,003)			$(811,229)	$(402,226)
Total Options Written						$(531,961)			$(949,599)	$(417,638)

Abbreviations:

CNY	– Chinese Yuan
EUR	– Euro
MXN	– Mexican Peso
USD	– U.S. Dollar

(a)	Implied credit spreads represent the current level as of August 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Options Written Transactions
	Call Options
	Notional Value		Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	CAD	—	CHF	—	EUR	—	USD	—	$—
Written	CAD	30,000,000	CHF	13,900,000	EUR	17,000,000	USD	181,300,000	1,442,067
Closed	CAD	(30,000,000)	CHF	(13,900,000)	EUR	—	USD	(57,800,000)	(753,604)
Expired	CAD	—	CHF	—	EUR	—	USD	(95,000,000)	(279,460)
End of period	CAD	—	CHF	—	EUR	17,000,000	USD	28,500,000	$409,003

	Put Options
	Notional Value		Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	AUD	—	CHF	—	EUR	—	USD	—	$—
Written	AUD	21,250,000	CHF	13,900,000	EUR	27,000,000	USD	234,000,000	1,466,291
Closed	AUD	(21,250,000)	CHF	—	EUR	(27,000,000)	USD	(25,000,000)	(287,062)
Expired	AUD	—	CHF	(13,900,000)	EUR	—	USD	(200,000,000)	(1,056,271)
End of period	AUD	—	CHF	—	EUR	—	USD	9,000,000	$122,958

39                         Invesco Core Plus Bond Fund

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/ Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America High Yield Index, Series 24	Sell	5.00%	06/20/20	3.91%	$17,820,000	$656,667	$142,862

Abbreviations:

CME	– Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of August 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/ Clearinghouse	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date		Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.285%	February-2026	USD	$19,000,000	$(200,993)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD BBSW	2.535	July-2020	AUD	25,000,000	87,606
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.862	June-2020	USD	(35,000,000)	(414,476)
Total Interest Rate Swap Agreements — Interest Rate Risk							$(527,863)

Abbreviations:

AUD	– Australian Dollar
BBSW	– Bank Bill Swap Benchmark Rate
CME	– Chicago Mercantile Exchange
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.43%	$(5,500,000)	$160,240	$(217,050)

(a)	Implied credit spreads represent the current level as of August 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

40                         Invesco Core Plus Bond Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2015.

Assets:
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch(a)	$727,255	$(82,795)	$—	$—	$644,460
Bank of America Merrill Lynch(b)	21,789	(21,789)	—	—	—
Bank of America Merrill Lynch(c)	160,240	(160,240)	—	—	—
Barclays Bank PLC(b)	704,426	—	—	—	704,426
Citigroup Global Markets Inc.(a)	1,275,543	(1,275,543)	—	—	—
Credit Suisse Securities (USA) LLC(d)	230,468	(230,468)	—	—	—
Deutsche Bank Securities Inc.(a)	1,327,766	(954,185)	—	—	373,581
Deutsche Bank Securities Inc.(b)	808,864	—	—	(660,000)	148,864
Goldman Sachs International(a)	179,615	(179,615)	—	—	—
Goldman Sachs International(b)	413,334	(123,417)	—	—	289,917
JPMorgan Chase Bank, N.A.(a)	220,730	(220,730)	—	—	—
Nomura Securities International, Inc.(a)	963,354	(910,080)	—	—	53,274
Total	$7,033,384	$(4,158,862)	$—	$(660,000)	$2,214,522

Liabilities:
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch(a)	$82,795	$(82,795)	$—	$—	$—
Bank of America Merrill Lynch(b)	826,182	(21,789)	(660,148)	—	144,245
Bank of America Merrill Lynch(c)	241,953	(160,240)	(81,713)	—	—
Citigroup Global Markets Inc.(a)	1,504,524	(1,275,543)	—	—	228,981
Credit Suisse Securities (USA) LLC(d)	615,469	(230,468)	(385,001)	—	—
Deutsche Bank Securities Inc.(a)	954,185	(954,185)	—	—	—
Goldman Sachs International(a)	298,152	(179,615)	—	—	118,537
Goldman Sachs International(b)	123,417	(123,417)	—	—	—
JPMorgan Chase Bank, N.A.(a)	394,484	(220,730)	—	—	173,754
Nomura Securities International, Inc.(a)	910,080	(910,080)	—	—	—
Total	$5,951,241	$(4,158,862)	$(1,126,862)	$—	$665,517

(a)	Forward foreign currency contracts Counterparty.
(b)	Options contracts — OTC Counterparty.
(c)	Swap agreements — OTC Counterparty.
(d)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2015, the Fund engaged in securities purchases of $5,912,336.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,399.

41                         Invesco Core Plus Bond Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$30,013,496	$25,712,438

Tax Components of Net Assets at Period-End:

2015
Net unrealized appreciation (depreciation) — investments	$(4,923,741)
Net unrealized appreciation (depreciation) — other investments	(821,824)
Temporary book/tax differences	(120,892)
Capital loss carryforward	(76,820,639)
Shares of beneficial interest	1,035,475,218
Total net assets	$952,788,122

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and book to tax bond premium amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$(76,820,639)	$—	$(76,820,639)

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

42                         Invesco Core Plus Bond Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $3,657,122,901 and $3,444,407,530, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,607,432,342 and $1,537,264,231, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$12,503,754
Aggregate unrealized (depreciation) of investment securities	(17,427,495)
Net unrealized appreciation (depreciation) of investment securities	$(4,923,741)

Cost of investments for tax purposes is $1,139,954,685.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of mortgage-backed dollar rolls, swap income, foreign currency transactions, bond premium amortization and paydowns, on August 31, 2015, undistributed net investment income was increased by $6,501,803, undistributed net realized gain (loss) was decreased by $6,275,883 and shares of beneficial interest was decreased by $225,920. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	22,794,656	$247,856,089	5,936,190	$63,761,071
Class B	97,108	1,055,710	119,540	1,281,173
Class C	4,218,004	45,900,723	1,227,666	13,233,897
Class R	434,461	4,705,542	78,626	845,313
Class Y	10,907,806	118,966,984	984,592	10,675,204
Class R5	29,743	317,612	28,631	306,446
Class R6	2,716,835	29,628,889	6,811,615	73,005,951

Issued as reinvestment of dividends:
Class A	1,361,980	14,812,636	1,199,252	12,892,430
Class B	25,983	282,808	41,100	441,232
Class C	132,476	1,439,880	101,712	1,092,648
Class R	16,338	177,776	11,219	120,554
Class Y	155,336	1,687,568	9,882	106,881
Class R5	2,906	31,585	6,921	74,217
Class R6	987,288	10,732,408	944,113	10,147,976

Automatic conversion of Class B shares to Class A shares:
Class A	196,567	2,136,815	224,452	2,413,768
Class B	(196,584)	(2,136,815)	(224,505)	(2,413,768)

Reacquired:
Class A	(8,351,410)	(90,744,118)	(7,964,908)	(85,085,015)
Class B	(218,008)	(2,368,218)	(370,860)	(3,960,924)
Class C	(1,716,630)	(18,620,840)	(1,270,424)	(13,548,008)
Class R	(226,273)	(2,450,030)	(35,142)	(373,292)
Class Y	(2,330,560)	(25,338,785)	(246,283)	(2,661,211)
Class R5	(106,862)	(1,158,000)	(86,919)	(927,924)
Class R6	(2,325,168)	(25,341,099)	(1,086,134)	(11,597,421)
Net increase in share activity	28,605,992	$311,575,120	6,440,336	$69,831,198

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 29% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

43                         Invesco Core Plus Bond Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$10.92	$0.30	$(0.20)	$0.10	$(0.39)	$—	$(0.39)	$10.63	0.91%	$495,226	0.84	%(d)	0.97	%(d)	2.78	%(d)	537%
Year ended 08/31/14	10.41	0.39	0.58	0.97	(0.46)	—	(0.46)	10.92	9.44	333,641	0.81		1.03		3.62		398
Year ended 08/31/13	10.95	0.31	(0.51)	(0.20)	(0.34)	—	(0.34)	10.41	(1.92)	324,537	0.73		0.99		2.86		252
Year ended 08/31/12	10.60	0.37	0.44	0.81	(0.44)	(0.02)	(0.46)	10.95	7.86	295,311	0.74		1.01		3.44		297
Year ended 08/31/11	10.75	0.35	(0.03)	0.32	(0.32)	(0.15)	(0.47)	10.60	3.10	225,417	0.75		1.20		3.27		138
Class B
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	(0.31)	10.63	0.25	8,494	1.59	(d)	1.72	(d)	2.03	(d)	537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	11,899	1.56		1.78		2.87		398
Year ended 08/31/13	10.95	0.23	(0.51)	(0.28)	(0.26)	—	(0.26)	10.41	(2.66)	15,876	1.48		1.74		2.11		252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.36)	(0.02)	(0.38)	10.95	7.06	22,465	1.49		1.76		2.69		297
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	24,401	1.50		1.95		2.52		138
Class C
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	(0.31)	10.63	0.25	65,160	1.59	(d)	1.72	(d)	2.03	(d)	537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	38,142	1.56		1.78		2.87		398
Year ended 08/31/13	10.94	0.23	(0.50)	(0.27)	(0.26)	—	(0.26)	10.41	(2.56)	35,770	1.48		1.74		2.11		252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.37)	(0.02)	(0.39)	10.94	6.96	37,950	1.49		1.76		2.69		297
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	33,476	1.50		1.95		2.52		138
Class R
Year ended 08/31/15	10.91	0.27	(0.19)	0.08	(0.36)	—	(0.36)	10.63	0.75	5,848	1.09	(d)	1.22	(d)	2.53	(d)	537
Year ended 08/31/14	10.41	0.36	0.57	0.93	(0.43)	—	(0.43)	10.91	9.07	3,554	1.06		1.28		3.37		398
Year ended 08/31/13	10.95	0.28	(0.51)	(0.23)	(0.31)	—	(0.31)	10.41	(2.16)	2,820	0.98		1.24		2.61		252
Year ended 08/31/12	10.60	0.34	0.44	0.78	(0.41)	(0.02)	(0.43)	10.95	7.59	3,313	0.99		1.26		3.19		297
Year ended 08/31/11	10.74	0.32	(0.02)	0.30	(0.29)	(0.15)	(0.44)	10.60	2.94	2,301	1.00		1.45		3.02		138
Class Y
Year ended 08/31/15	10.92	0.33	(0.19)	0.14	(0.42)	—	(0.42)	10.64	1.25	102,380	0.59	(d)	0.72	(d)	3.03	(d)	537
Year ended 08/31/14	10.42	0.42	0.56	0.98	(0.48)	—	(0.48)	10.92	9.61	9,699	0.56		0.78		3.87		398
Year ended 08/31/13	10.95	0.34	(0.50)	(0.16)	(0.37)	—	(0.37)	10.42	(1.58)	1,456	0.48		0.74		3.11		252
Year ended 08/31/12	10.60	0.39	0.45	0.84	(0.47)	(0.02)	(0.49)	10.95	8.12	5,753	0.49		0.76		3.69		297
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	5,234	0.50		0.95		3.52		138
Class R5
Year ended 08/31/15	10.91	0.33	(0.19)	0.14	(0.42)	—	(0.42)	10.63	1.25	668	0.59	(d)	0.60	(d)	3.03	(d)	537
Year ended 08/31/14	10.40	0.41	0.58	0.99	(0.48)	—	(0.48)	10.91	9.72	1,495	0.56		0.60		3.87		398
Year ended 08/31/13	10.94	0.34	(0.51)	(0.17)	(0.37)	—	(0.37)	10.40	(1.68)	1,960	0.48		0.56		3.11		252
Year ended 08/31/12	10.60	0.39	0.44	0.83	(0.47)	(0.02)	(0.49)	10.94	8.03	169,474	0.49		0.56		3.69		297
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	166,656	0.50		0.66		3.52		138
Class R6
Year ended 08/31/15	10.91	0.34	(0.19)	0.15	(0.43)	—	(0.43)	10.63	1.32	275,013	0.52	(d)	0.53	(d)	3.10	(d)	537
Year ended 08/31/14	10.41	0.42	0.56	0.98	(0.48)	—	(0.48)	10.91	9.64	267,254	0.54		0.56		3.89		398
Year ended 08/31/13(e)	10.97	0.32	(0.54)	(0.22)	(0.34)	—	(0.34)	10.41	(2.07)	185,513	0.48	(f)	0.54	(f)	3.11	(f)	252

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $390,261,951 and sold of $29,803,473 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $417,221, $10,412, $52,450, $5,319, $63,520, $867 and $273,570 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

44                         Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

45                         Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$982.50	$4.25	$1,020.92	$4.33	0.85%
B	1,000.00	978.80	7.98	1,017.14	8.13	1.60
C	1,000.00	978.80	7.98	1,017.14	8.13	1.60
R	1,000.00	981.20	5.49	1,019.66	5.60	1.10
Y	1,000.00	983.70	3.00	1,022.18	3.06	0.60
R5	1,000.00	984.60	2.90	1,022.28	2.96	0.58
R6	1,000.00	985.00	2.55	1,022.63	2.60	0.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

46                         Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Core Plus Bond Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Core Plus Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).

47                         Invesco Core Plus Bond Fund

The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the Index for the five year period. The Board noted that the Fund had merged with another fund in 2011 and achieved sufficient assets to implement fully the “plus” factors of investing in emerging market and high yield bonds. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31. 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco

Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services. The information received by the Board demonstrated that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

48                         Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	1.95%
Corporate Dividends Received Deduction*	1.95%
U.S. Treasury Obligations*	7.61%

49                         Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Core Plus Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                    CPB-AR-1                 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco Equally-Weighted S&P 500 Fund
Nasdaq: A: VADAX ¡ B: VADBX ¡ C: VADCX ¡ R: VADRX ¡ Y: VADDX ¡ R6: VADFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Equally-Weighted S&P 500 Fund (the Fund), at net asset value, underperformed the Fund’s broad market index, the S&P 500 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.07%
Class B Shares	-1.81
Class C Shares	-1.81
Class R Shares	-1.33
Class Y Shares	-0.83
Class R6 Shares	-0.70
S&P 500 Index▼ (Broad Market Index)	-0.48
S&P 500 Equal Weight Index▼ (Style-Specific Index)	-0.49
Lipper Multi-Cap Core Funds Index■ (Peer Group Index)	-0.88
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy improved slowly, but somewhat steadily, during the fiscal year ended August 31, 2015 – although the performance of the underlying sectors of the economy varied dramatically. The headline story was the massive slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

As the reporting period began, economic growth appeared to be stronger in the US than in the rest of the world. In mid-2014, when the price of oil began its sharp and prolonged decline, US equities fell as well. However, while global growth weakened and commodity-based economies and currencies underperformed those of the US, continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome summer fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the final weeks of the fiscal year, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets, weak global economic growth and the uncertain timing of a potential US interest rate increase were negatives for jittery US markets. While stocks were up slightly for the fiscal year, they ended the reporting period on a negative note.

The Fund seeks total return through growth of capital and current income. The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions, which differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value or market capitalization. Due to the equally weighted nature of the Fund and the capitalization weighted nature of the index, the Fund will lag when large-cap stocks outperform mid-cap stocks.

    During the reporting period, sectors that contributed the most to overall Fund performance were the health care, consumer staples and utilities sectors. The energy, consumer discretionary, industrials, information technology (IT) and materials sectors were the top detractors from the Fund’s overall performance. Relative to the S&P 500 Index, overweight allocations in the consumer discretionary and utilities sectors and underweight allocations in the energy and telecommunication services sectors contributed to Fund results. Overweight allocations in the industrials and materials sectors and underweight allocations in the consumer staples, health care and IT sectors detracted from Fund results.

    The top-performing stock during the fiscal year was Internet television network Netflix. The firm reported strong earnings and increasing service subscriber growth toward the end of the fiscal year. Also contributing to the Fund’s performance was video game developer Electronic Arts. The company announced strong quarterly revenues and beat earnings estimates throughout the fiscal year. A third contributor to performance was Hospira, a pharmaceutical and medical device company. The company’s stock price soared following the announcement of its acquisition by Pfizer (not a Fund holding).

Portfolio Composition
By sector
Financials	17.2%
Consumer Discretionary	16.8
Information Technology	13.2
Industrials	12.5
Health Care	11.2
Consumer Staples	7.7
Energy	7.1
Utilities	6.1
Materials	5.2
Telecommunication Services	1.0
Money Market Funds
Plus Other Assets Less Liabilities	2.0

Top 10 Equity Holdings*

1. AGL Resources Inc.	0.3%
2. Cameron International Corp.	0.3
3. Chubb Corp. (The)	0.3
4. Netflix Inc.	0.3
5. Amazon.com, Inc.	0.3
6. TECO Energy, Inc.	0.3
7. Signet Jewelers Ltd.	0.3
8. Coca-Cola Enterprises, Inc.	0.3
9. Under Armour, Inc.-Class A	0.3
10. Chipotle Mexican Grill, Inc.	0.2

Total Net Assets	$4.8 billion

Total Number of Holdings*	503

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Equally-Weighted S&P 500 Fund

The energy sector struggled the most with Chesapeake Energy, Ensco and Freeport-McMoRan being the top detractors from Fund performance during the reporting period. Chesapeake Energy, primarily a natural gas company, was hurt by a decrease in natural gas commodities prices with its stock price falling approximately
70%1 over the fiscal year. Ensco, an oil and gas services company, was affected by falling oil prices due to oversupply. Freeport-McMoRan, a major metals miner with oil holdings, suffered from a commodities selloff with copper and crude oil down during the reporting period. Like Chesapeake Energy, its stock price also fell approximatively 70%1 over the fiscal year.

Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a negative return and was a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We welcome new investors who joined the Fund during the fiscal year and thank all our shareholders for their investments in Invesco Equally-Weighted S&P 500 Index Fund.

1	Source: CNBC

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined
Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined
Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined
Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined
Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat earned a
BA in economics from Queens College and an MBA in finance from St. John’s University.

5                         Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	7.93%
10 Years	7.37
5 Years	14.85
1 Year	-6.52

Class B Shares
Inception (12/1/87)	10.96%
10 Years	7.32
5 Years	15.06
1 Year	-6.62

Class C Shares
Inception (7/28/97)	7.47%
10 Years	7.18
5 Years	15.29
1 Year	-2.77

Class R Shares
Inception (3/31/08)	9.29%
5 Years	15.86
1 Year	-1.33

Class Y Shares
Inception (7/28/97)	8.53%
10 Years	8.24
5 Years	16.45
1 Year	-0.83

Class R6 Shares
10 Years	8.08%
5 Years	16.38
1 Year	-0.70

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.29%
10 Years	8.28
5 Years	16.45
1 Year	-0.29

Class B Shares
Inception (12/1/87)	11.22%
10 Years	8.24
5 Years	16.68
1 Year	-0.29

Class C Shares
Inception (7/28/97)	7.84%
10 Years	8.09
5 Years	16.89
1 Year	3.71

Class R Shares
Inception (3/31/08)	10.23%
5 Years	17.48
1 Year	5.24

Class Y Shares
Inception (7/28/97)	8.90%
10 Years	9.16
5 Years	18.07
1 Year	5.77

Class R6 Shares
10 Years	8.99%
5 Years	17.98
1 Year	5.91

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R6 shares was 0.56%, 1.31%, 1.31%, 0.81%, 0.31% and 0.22%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■ Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.

■ Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

■ Class Y shares are available only to certain investors. Please see the prospectus for more information.

■ Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors.

Principal risks of investing in the Fund

■ Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■ Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■ Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■ Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■ Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

■ Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■ Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

■ The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■ The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

■ The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.

■ A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–97.99%
Advertising–0.39%
Interpublic Group of Cos., Inc. (The)	499,319	$9,427,143
Omnicom Group Inc.	137,605	9,216,783
		18,643,926

Aerospace & Defense–2.18%
Boeing Co. (The)	69,862	9,129,566
General Dynamics Corp.	70,231	9,974,909
Honeywell International Inc.	95,880	9,518,008
L-3 Communications Holdings, Inc.	85,596	9,027,810
Lockheed Martin Corp.	52,237	10,509,040
Northrop Grumman Corp.	61,941	10,142,219
Precision Castparts Corp.	47,986	11,048,776
Raytheon Co.	98,124	10,063,597
Rockwell Collins, Inc.	105,995	8,675,691
Textron Inc.	217,066	8,422,161
United Technologies Corp.	84,832	7,771,460
		104,283,237

Agricultural & Farm Machinery–0.19%
Deere & Co.	107,782	8,814,412

Agricultural Products–0.18%
Archer-Daniels-Midland Co.	192,185	8,646,403

Air Freight & Logistics–0.81%
C.H. Robinson Worldwide, Inc.	156,615	10,560,550
Expeditors International of Washington, Inc.	207,430	10,157,847
FedEx Corp.	54,328	8,182,340
United Parcel Service, Inc.–Class B	99,703	9,735,998
		38,636,735

Airlines–0.64%
American Airlines Group Inc.	245,089	9,553,569
Delta Air Lines, Inc.	242,497	10,616,519
Southwest Airlines Co.	285,039	10,460,931
		30,631,019

Alternative Carriers–0.17%
Level 3 Communications, Inc.(b)	182,216	8,150,522

Aluminum–0.16%
Alcoa Inc.	827,229	7,817,314

Apparel Retail–1.00%
Gap, Inc. (The)	260,616	8,550,811
L Brands, Inc.	117,811	9,884,343
Ross Stores, Inc.	205,571	9,994,862
TJX Cos., Inc. (The)	152,614	10,731,816
Urban Outfitters, Inc.(b)	280,708	8,662,649
		47,824,481

Apparel, Accessories & Luxury Goods–1.60%
Coach, Inc.	284,065	8,592,966

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Fossil Group, Inc.(b)	140,176	$8,632,038
Hanesbrands, Inc.	305,274	9,191,800
Michael Kors Holdings Ltd.(b)	206,849	8,989,658
PVH Corp.	88,481	10,527,469
Ralph Lauren Corp.	73,762	8,201,597
Under Armour, Inc.–Class A(b)	122,725	11,723,919
VF Corp.	144,188	10,443,537
		76,302,984

Application Software–0.96%
Adobe Systems Inc.(b)	124,923	9,815,200
Autodesk, Inc.(b)	184,542	8,627,338
Citrix Systems, Inc.(b)	138,734	9,449,173
Intuit Inc.	95,257	8,168,288
salesforce.com, inc.(b)	139,005	9,641,387
		45,701,386

Asset Management & Custody Banks–1.82%
Affiliated Managers Group, Inc.(b)	45,009	8,391,478
Ameriprise Financial, Inc.	77,739	8,758,853
Bank of New York Mellon Corp. (The)	228,396	9,090,161
BlackRock, Inc.	28,227	8,537,821
Franklin Resources, Inc.	199,328	8,088,730
Invesco Ltd.(c)	252,758	8,621,575
Legg Mason, Inc.	188,696	8,364,894
Northern Trust Corp.	128,578	8,979,888
State Street Corp.	123,714	8,897,511
T. Rowe Price Group Inc.	127,363	9,154,852
		86,885,763

Auto Parts & Equipment–0.50%
BorgWarner, Inc.	164,898	7,196,148
Delphi Automotive PLC (United Kingdom)	113,923	8,603,465
Johnson Controls, Inc.	190,570	7,840,050
		23,639,663

Automobile Manufacturers–0.36%
Ford Motor Co.	655,048	9,085,516
General Motors Co.	279,372	8,224,711
		17,310,227

Automotive Retail–1.04%
Advance Auto Parts, Inc.	60,385	10,582,471
AutoNation, Inc.(b)	158,279	9,471,415
AutoZone, Inc.(b)	14,626	10,472,070
CarMax, Inc.(b)	136,925	8,352,425
O’Reilly Automotive, Inc.(b)	44,250	10,623,098
		49,501,479

Biotechnology–1.65%
Alexion Pharmaceuticals, Inc.(b)	59,017	10,162,137
Amgen Inc.	63,901	9,698,894

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Biotechnology–(continued)
Baxalta Inc.(b)	311,674	$10,955,341
Biogen Inc.(b)	25,661	7,629,015
Celgene Corp.(b)	89,618	10,582,093
Gilead Sciences, Inc.	84,789	8,908,780
Regeneron Pharmaceuticals, Inc.(b)	20,265	10,406,078
Vertex Pharmaceuticals Inc.(b)	80,221	10,229,782
		78,572,120

Brewers–0.20%
Molson Coors Brewing Co.–Class B	137,094	9,334,730

Broadcasting–0.67%
CBS Corp.–Class B	170,565	7,716,360
Discovery Communications, Inc.–Class A(b)	116,428	3,096,985
Discovery Communications, Inc.–Class C(b)	203,813	5,168,698
Scripps Networks Interactive Inc.–Class A	149,615	7,943,060
TEGNA Inc.	344,792	8,202,602
		32,127,705

Building Products–0.43%
Allegion PLC	163,279	9,733,061
Masco Corp.	408,913	10,725,788
		20,458,849

Cable & Satellite–0.64%
Cablevision Systems Corp.–Class A	416,724	10,488,943
Comcast Corp.–Class A	171,238	9,645,837
Time Warner Cable Inc.	55,814	10,382,520
		30,517,300

Casinos & Gaming–0.15%
Wynn Resorts Ltd.	97,055	7,283,978

Coal & Consumable Fuels–0.13%
CONSOL Energy Inc.	394,948	6,015,058

Commodity Chemicals–0.17%
LyondellBasell Industries N.V.–Class A	95,668	8,168,134

Communications Equipment–1.21%
Cisco Systems, Inc.	349,557	9,046,535
F5 Networks, Inc.(b)	79,689	9,675,042
Harris Corp.	127,493	9,794,012
Juniper Networks, Inc.	364,234	9,364,456
Motorola Solutions, Inc.	173,050	11,217,101
QUALCOMM, Inc.	148,845	8,421,650
		57,518,796

Computer & Electronics Retail–0.43%
Best Buy Co., Inc.	291,707	10,717,315
GameStop Corp.–Class A	232,224	9,864,876
		20,582,191

Construction & Engineering–0.54%
Fluor Corp.	181,190	8,265,888
Jacobs Engineering Group, Inc.(b)	231,416	9,351,520
Quanta Services, Inc.(b)	335,453	8,131,381
		25,748,789

	Shares	Value
Construction Machinery & Heavy Trucks–0.69%
Caterpillar Inc.	113,560	$8,680,527
Cummins Inc.	72,756	8,858,043
Joy Global Inc.	256,792	6,219,502
PACCAR Inc.	153,459	9,049,477
		32,807,549

Construction Materials–0.46%
Martin Marietta Materials, Inc.	67,457	11,319,284
Vulcan Materials Co.	112,232	10,507,160
		21,826,444

Consumer Electronics–0.35%
Garmin Ltd.	222,736	8,377,101
Harman International Industries, Inc.	82,729	8,085,932
		16,463,033

Consumer Finance–0.72%
American Express Co.	125,441	9,623,834
Capital One Financial Corp.	113,923	8,857,513
Discover Financial Services	168,122	9,033,195
Navient Corp.	513,453	6,567,064
		34,081,606

Data Processing & Outsourced Services–2.39%
Alliance Data Systems Corp.(b)	33,083	8,508,617
Automatic Data Processing, Inc.	118,978	9,199,379
Computer Sciences Corp.	147,252	9,128,151
Fidelity National Information Services, Inc.	157,704	10,891,038
Fiserv, Inc.(b)	124,207	10,591,131
MasterCard, Inc.–Class A	106,391	9,827,337
Paychex, Inc.	207,862	9,283,117
PayPal Holdings, Inc.(b)	216,530	7,578,550
Total System Services, Inc.	239,816	10,990,767
Visa Inc.–Class A	143,897	10,259,856
Western Union Co. (The)	464,666	8,568,441
Xerox Corp.	893,142	9,083,254
		113,909,638

Department Stores–0.55%
Kohl’s Corp.	159,189	8,123,414
Macy’s, Inc.	143,318	8,399,868
Nordstrom, Inc.	134,852	9,828,014
		26,351,296

Distillers & Vintners–0.43%
Brown-Forman Corp.–Class B	101,622	9,969,118
Constellation Brands, Inc.–Class A	82,777	10,595,456
		20,564,574

Distributors–0.19%
Genuine Parts Co.	109,822	9,169,039

Diversified Banks–1.16%
Bank of America Corp.	570,405	9,320,418
Citigroup Inc.	174,687	9,342,261
Comerica Inc.	191,485	8,425,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Diversified Banks–(continued)
JPMorgan Chase & Co.	146,174	$9,369,753
U.S. Bancorp	222,786	9,434,987
Wells Fargo & Co.	174,748	9,319,311
		55,212,070

Diversified Chemicals–0.54%
Dow Chemical Co. (The)	192,445	8,421,393
E. I. du Pont de Nemours and Co.	151,937	7,824,756
Eastman Chemical Co.	128,198	9,289,227
		25,535,376

Diversified Metals & Mining–0.11%
Freeport-McMoRan Inc.	503,604	5,358,347

Diversified Support Services–0.21%
Cintas Corp.	115,936	9,853,401

Drug Retail–0.42%
CVS Health Corp.	97,596	9,993,830
Walgreens Boots Alliance, Inc.	117,285	10,151,017
		20,144,847

Electric Utilities–2.68%
American Electric Power Co., Inc.	184,987	10,042,944
Duke Energy Corp.	137,548	9,753,529
Edison International	174,412	10,199,614
Entergy Corp.	141,088	9,217,279
Eversource Energy	216,407	10,223,067
Exelon Corp.	294,288	9,052,299
FirstEnergy Corp.	296,298	9,469,684
NextEra Energy, Inc.	100,527	9,892,862
Pepco Holdings, Inc.	373,367	8,579,973
Pinnacle West Capital Corp.	175,024	10,419,179
PPL Corp.	330,891	10,254,312
Southern Co. (The)	235,847	10,238,118
Xcel Energy, Inc.	305,088	10,290,618
		127,633,478

Electrical Components & Equipment–0.73%
AMETEK, Inc.	182,183	9,805,089
Eaton Corp. PLC(b)	138,792	7,919,472
Emerson Electric Co.	167,304	7,983,747
Rockwell Automation, Inc.	79,258	8,863,422
		34,571,730

Electronic Components–0.36%
Amphenol Corp.–Class A	172,930	9,054,615
Corning Inc.	480,789	8,274,378
		17,328,993

Electronic Equipment & Instruments–0.19%
FLIR Systems, Inc.	320,269	9,169,301

Electronic Manufacturing Services–0.18%
TE Connectivity Ltd. (Switzerland)	144,984	8,596,101

Environmental & Facilities Services–0.65%
Republic Services, Inc.	246,756	10,112,061

	Shares	Value
Environmental & Facilities Services–(continued)
Stericycle, Inc.(b)	73,452	$10,367,015
Waste Management, Inc.	205,953	10,310,007
		30,789,083

Fertilizers & Agricultural Chemicals–0.72%
CF Industries Holdings, Inc.	157,774	9,053,072
FMC Corp.	181,190	7,666,149
Monsanto Co.	87,419	8,536,465
Mosaic Co. (The)	223,986	9,145,349
		34,401,035

Food Distributors–0.23%
Sysco Corp.	270,216	10,773,512

Food Retail–0.37%
Kroger Co. (The)	278,474	9,607,353
Whole Foods Market, Inc.	247,123	8,095,749
		17,703,102

Footwear–0.23%
NIKE, Inc.–Class B	96,129	10,742,416

Gas Utilities–0.27%
AGL Resources Inc.	208,536	12,718,611

General Merchandise Stores–0.61%
Dollar General Corp.	128,214	9,550,661
Dollar Tree, Inc.(b)	126,651	9,658,405
Target Corp.	125,536	9,755,403
		28,964,469

Gold–0.15%
Newmont Mining Corp.	423,625	7,231,279

Health Care Distributors–0.96%
AmerisourceBergen Corp.	90,570	9,060,623
Cardinal Health, Inc.	112,244	9,234,314
Henry Schein, Inc.(b)	70,176	9,600,779
McKesson Corp.	42,430	8,383,319
Patterson Cos. Inc.	206,165	9,448,542
		45,727,577

Health Care Equipment–2.51%
Abbott Laboratories	204,979	9,283,499
Baxter International Inc.	269,030	10,344,204
Becton, Dickinson and Co.	71,463	10,077,712
Boston Scientific Corp.(b)	568,131	9,510,513
C.R. Bard, Inc.	58,508	11,338,265
Edwards Lifesciences Corp.(b)	74,684	10,521,482
Intuitive Surgical, Inc.(b)	20,127	10,283,891
Medtronic PLC	132,102	9,549,654
St. Jude Medical, Inc.	134,199	9,502,631
Stryker Corp.	104,278	10,287,025
Varian Medical Systems, Inc.(b)	116,301	9,449,456
Zimmer Biomet Holdings, Inc.	88,915	9,208,037
		119,356,369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Facilities–0.64%
HCA Holdings, Inc.(b)	120,983	$10,479,548
Tenet Healthcare Corp.(b)	192,519	9,477,710
Universal Health Services, Inc.–Class B	76,599	10,504,787
		30,462,045

Health Care REIT’s–0.60%
Care Capital Properties, Inc.(b)	1	16
HCP, Inc.	262,122	9,714,241
Health Care REIT, Inc.	146,797	9,299,590
Ventas, Inc.	178,017	9,794,496
		28,808,343

Health Care Services–0.80%
DaVita HealthCare Partners Inc.(b)	122,559	9,270,363
Express Scripts Holding Co.(b)	114,132	9,541,435
Laboratory Corp. of America Holdings(b)	83,219	9,804,030
Quest Diagnostics Inc.	136,588	9,260,667
		37,876,495

Health Care Supplies–0.21%
DENTSPLY International Inc.	191,448	10,033,790

Health Care Technology–0.19%
Cerner Corp.(b)	147,035	9,080,882

Home Entertainment Software–0.43%
Activision Blizzard, Inc.	349,686	10,011,510
Electronic Arts Inc.(b)	158,986	10,516,924
		20,528,434

Home Furnishings–0.41%
Leggett & Platt, Inc.	204,099	9,066,077
Mohawk Industries, Inc.(b)	52,336	10,308,622
		19,374,699

Home Improvement Retail–0.43%
Home Depot, Inc. (The)	90,201	10,504,808
Lowe’s Cos., Inc.	144,522	9,996,587
		20,501,395

Homebuilding–0.69%
D.R. Horton, Inc.	373,506	11,343,377
Lennar Corp.–Class A	210,161	10,697,195
PulteGroup Inc.	517,716	10,711,544
		32,752,116

Homefurnishing Retail–0.19%
Bed Bath & Beyond Inc.(b)	142,601	8,856,948

Hotel and Resort REIT’s–0.19%
Host Hotels & Resorts Inc.	500,823	8,879,592

Hotels, Resorts & Cruise Lines–1.02%
Carnival Corp.	210,383	10,357,155
Marriott International Inc.–Class A	130,189	9,199,155
Royal Caribbean Cruises Ltd.	129,900	11,451,984
Starwood Hotels & Resorts Worldwide, Inc.	121,395	8,676,101

	Shares	Value
Hotels, Resorts & Cruise Lines–(continued)
Wyndham Worldwide Corp.	117,951	$9,020,892
		48,705,287

Household Appliances–0.19%
Whirlpool Corp.	53,639	9,016,716

Household Products–0.82%
Clorox Co. (The)	95,048	10,566,486
Colgate-Palmolive Co.	150,496	9,452,654
Kimberly-Clark Corp.	93,463	9,956,613
Procter & Gamble Co. (The)	126,491	8,939,119
		38,914,872

Housewares & Specialties–0.21%
Newell Rubbermaid Inc.	242,438	10,213,913

Human Resource & Employment Services–0.19%
Robert Half International, Inc.	176,760	9,020,063

Hypermarkets & Super Centers–0.40%
Costco Wholesale Corp.	71,885	10,067,494
Wal-Mart Stores, Inc.	137,738	8,915,781
		18,983,275

Independent Power Producers & Energy Traders–0.36%
AES Corp. (The)	747,294	8,967,528
NRG Energy, Inc.	412,588	8,218,753
		17,186,281

Industrial Conglomerates–0.79%
3M Co.	63,125	8,972,587
Danaher Corp.	117,299	10,207,359
General Electric Co.	364,234	9,040,288
Roper Technologies, Inc.	56,735	9,196,176
		37,416,410

Industrial Gases–0.57%
Air Products and Chemicals, Inc.	68,825	9,603,152
Airgas, Inc.	94,741	9,144,401
Praxair, Inc.	80,989	8,564,587
		27,312,140

Industrial Machinery–1.68%
Dover Corp.	136,419	8,451,157
Flowserve Corp.	183,862	8,297,692
Illinois Tool Works Inc.	106,470	8,999,909
Ingersoll-Rand PLC	142,805	7,895,689
Parker Hannifin Corp.	83,715	9,012,757
Pentair PLC (United Kingdom)	160,676	8,883,776
Snap-on Inc.	63,596	10,160,733
Stanley Black & Decker Inc.	93,868	9,529,479
Xylem, Inc.	273,026	8,859,694
		80,090,886

Industrial REIT’s–0.20%
Prologis, Inc.	253,916	9,648,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Insurance Brokers–0.38%
Aon PLC	97,586	$9,118,436
Marsh & McLennan Cos., Inc.	168,747	9,066,776
		18,185,212

Integrated Oil & Gas–0.55%
Chevron Corp.	99,893	8,090,334
Exxon Mobil Corp.	118,737	8,933,772
Occidental Petroleum Corp.	128,264	9,364,555
		26,388,661

Integrated Telecommunication Services–0.79%
AT&T Inc.	287,918	9,558,878
CenturyLink Inc.	306,399	8,285,029
Frontier Communications Corp.	2,011,370	10,197,646
Verizon Communications Inc.	211,140	9,714,551
		37,756,104

Internet Retail–1.14%
Amazon.com, Inc.(b)(d)	23,205	11,901,612
Expedia, Inc.	92,639	10,652,559
Netflix Inc.(b)	105,658	12,153,840
Priceline Group Inc. (The)(b)	8,496	10,608,445
TripAdvisor Inc.(b)	131,095	9,163,541
		54,479,997

Internet Software & Services–1.30%
Akamai Technologies, Inc.(b)	135,844	9,687,036
eBay Inc.(b)	402,735	10,918,146
Facebook Inc.–Class A(b)	122,363	10,942,923
Google Inc.,–Class A(b)	9,217	5,970,957
Google Inc.,–Class C(b)	9,261	5,725,613
VeriSign, Inc.(b)	158,481	10,925,680
Yahoo! Inc.(b)	246,177	7,936,746
		62,107,101

Investment Banking & Brokerage–0.74%
Charles Schwab Corp. (The)	299,052	9,085,200
E*TRADE Financial Corp.(b)	324,540	8,532,156
Goldman Sachs Group, Inc. (The)	46,823	8,830,818
Morgan Stanley	251,865	8,676,749
		35,124,923

IT Consulting & Other Services–0.76%
Accenture PLC–Class A	103,811	9,786,263
Cognizant Technology Solutions Corp.–Class A(b)	156,836	9,871,258
International Business Machines Corp.	59,742	8,835,244
Teradata Corp.(b)	258,656	7,560,515
		36,053,280

Leisure Products–0.40%
Hasbro, Inc.	137,000	10,218,830
Mattel, Inc.	381,798	8,945,527
		19,164,357

	Shares	Value
Life & Health Insurance–1.35%
Aflac, Inc.	159,443	$9,343,360
Lincoln National Corp.	162,959	8,276,688
MetLife, Inc.	178,884	8,962,088
Principal Financial Group, Inc.	189,556	9,544,145
Prudential Financial, Inc.	111,792	9,021,614
Torchmark Corp.	171,444	10,022,616
Unum Group	270,216	9,063,045
		64,233,556

Life Sciences Tools & Services–0.78%
Agilent Technologies, Inc.	250,411	9,092,423
PerkinElmer, Inc.	191,632	9,328,646
Thermo Fisher Scientific, Inc.	76,729	9,619,515
Waters Corp.(b)	74,483	9,040,746
		37,081,330

Managed Health Care–0.99%
Aetna Inc.	86,099	9,860,058
Anthem, Inc.	62,076	8,755,820
Cigna Corp.	72,655	10,229,097
Humana Inc.	46,954	8,582,722
UnitedHealth Group Inc.	84,796	9,810,897
		47,238,594

Metal & Glass Containers–0.37%
Ball Corp.	138,368	9,119,835
Owens-Illinois, Inc.(b)	410,382	8,556,465
		17,676,300

Motorcycle Manufacturers–0.22%
Harley-Davidson, Inc.	182,985	10,256,309

Movies & Entertainment–0.67%
Time Warner Inc.	115,990	8,246,889
Twenty-First Century Fox, Inc.–Class A	305,134	8,357,620
Viacom Inc.–Class B	150,246	6,125,529
Walt Disney Co. (The)	90,735	9,244,082
		31,974,120

Multi-Line Insurance–0.99%
American International Group, Inc.	161,195	9,726,506
Assurant, Inc.	149,302	11,100,604
Genworth Financial Inc.–Class A(b)	1,254,892	6,500,340
Hartford Financial Services Group, Inc. (The)	236,406	10,862,856
Loews Corp.	249,347	9,088,698
		47,279,004

Multi-Sector Holdings–0.39%
Berkshire Hathaway Inc.–Class B(b)	71,112	9,531,853
Leucadia National Corp.	412,588	8,854,138
		18,385,991

Multi-Utilities–2.80%
Ameren Corp.	264,135	10,641,999
CenterPoint Energy, Inc.	517,985	9,644,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Multi-Utilities–(continued)
CMS Energy Corp.	308,961	$10,127,741
Consolidated Edison, Inc.	173,381	10,907,399
Dominion Resources, Inc.	149,347	10,416,953
DTE Energy Co.	134,670	10,512,340
NiSource Inc.	552,390	9,274,628
PG&E Corp.	198,574	9,845,299
Public Service Enterprise Group Inc.	251,294	10,114,583
SCANA Corp.	198,258	10,485,866
Sempra Energy	96,989	9,199,407
TECO Energy, Inc.	560,471	11,809,124
WEC Energy Group, Inc.	218,924	10,431,729
		133,411,949

Office REIT’s–0.56%
Boston Properties, Inc.	79,114	8,969,945
SL Green Realty Corp.	86,795	8,984,151
Vornado Realty Trust	101,768	8,873,152
		26,827,248

Office Services & Supplies–0.19%
Pitney Bowes Inc.	458,895	9,090,710

Oil & Gas Drilling–0.67%
Diamond Offshore Drilling, Inc.	350,417	8,308,387
Ensco PLC–Class A	423,805	7,675,109
Helmerich & Payne, Inc.	135,733	8,009,604
Transocean Ltd.	561,417	7,988,964
		31,982,064

Oil & Gas Equipment & Services–1.16%
Baker Hughes Inc.	155,564	8,711,584
Cameron International Corp.(b)	186,474	12,449,004
FMC Technologies, Inc.(b)	233,201	8,110,731
Halliburton Co.	219,357	8,631,698
National Oilwell Varco Inc.	206,550	8,743,262
Schlumberger Ltd.	110,663	8,561,996
		55,208,275

Oil & Gas Exploration & Production–2.79%
Anadarko Petroleum Corp.	120,023	8,591,246
Apache Corp.	171,474	7,757,484
Cabot Oil & Gas Corp.	295,159	6,986,413
Chesapeake Energy Corp.	814,399	6,360,456
Cimarex Energy Co.	84,394	9,326,381
ConocoPhillips	157,083	7,720,629
Devon Energy Corp.	161,247	6,878,797
EOG Resources, Inc.	111,429	8,726,005
EQT Corp.	118,300	9,206,106
Hess Corp.	147,448	8,765,784
Marathon Oil Corp.	376,609	6,511,570
Murphy Oil Corp.	229,923	7,127,613
Newfield Exploration Co.(b)	272,058	9,062,252
Noble Energy, Inc.	215,146	7,188,028
Pioneer Natural Resources Co.	67,594	8,318,118
Range Resources Corp.	188,803	7,291,572

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Southwestern Energy Co.(b)	433,567	$7,041,128
		132,859,582

Oil & Gas Refining & Marketing–0.85%
Marathon Petroleum Corp.	195,500	9,249,105
Phillips 66	128,479	10,158,835
Tesoro Corp.	119,405	10,986,454
Valero Energy Corp.	169,522	10,059,435
		40,453,829

Oil & Gas Storage & Transportation–0.94%
Columbia Pipeline Group, Inc.	328,741	8,336,872
Kinder Morgan Inc.	256,330	8,307,655
ONEOK, Inc.	256,924	9,251,833
Spectra Energy Corp.	302,865	8,804,285
Williams Cos., Inc. (The)	212,308	10,233,246
		44,933,891

Packaged Foods & Meats–2.69%
Campbell Soup Co.	213,489	10,245,337
ConAgra Foods, Inc.	261,778	10,910,907
General Mills, Inc.	181,652	10,310,568
Hershey Co. (The)	109,581	9,809,691
Hormel Foods Corp.	176,698	10,796,248
JM Smucker Co. (The)	89,642	10,552,656
Kellogg Co.	160,572	10,642,712
Keurig Green Mountain Inc.	119,006	6,735,740
Kraft Heinz Co. (The)	117,784	8,558,185
McCormick & Co., Inc.	129,614	10,275,798
Mead Johnson Nutrition Co.	109,895	8,609,174
Mondelez International Inc.–Class A	246,512	10,442,248
Tyson Foods, Inc.–Class A	239,874	10,141,873
		128,031,137

Paper Packaging–0.60%
Avery Dennison Corp.	160,676	9,332,062
Sealed Air Corp.	196,966	10,133,901
WestRock Co.	156,728	9,301,807
		28,767,770

Paper Products–0.18%
International Paper Co.	195,041	8,414,069

Personal Products–0.19%
Estee Lauder Cos. Inc. (The)–Class A	114,683	9,148,263

Pharmaceuticals–2.49%
AbbVie Inc.	148,790	9,285,984
Allergan PLC(b)	33,367	10,134,893
Bristol-Myers Squibb Co.	152,824	9,088,443
Eli Lilly and Co.	118,469	9,755,922
Endo International PLC(b)	123,867	9,537,759
Hospira, Inc.(b)	113,071	10,172,998
Johnson & Johnson	101,436	9,532,955
Mallinckrodt PLC(b)	80,454	6,938,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Pharmaceuticals–(continued)
Merck & Co., Inc.	172,392	$9,283,309
Mylan N.V.(b)	135,364	6,712,701
Perrigo Co. PLC	54,051	9,889,711
Pfizer Inc.	291,621	9,396,029
Zoetis Inc.	203,267	9,120,590
		118,849,647

Property & Casualty Insurance–1.50%
ACE Ltd.	94,580	9,662,293
Allstate Corp. (The)	148,083	8,630,277
Chubb Corp. (The)	102,689	12,405,858
Cincinnati Financial Corp.	194,774	10,192,523
Progressive Corp. (The)	359,250	10,763,130
Travelers Cos., Inc. (The)	100,294	9,984,268
XL Group PLC	265,541	9,902,024
		71,540,373

Publishing–0.20%
News Corp.–Class A(b)	692,564	9,439,647

Railroads–0.73%
CSX Corp.	287,090	7,860,524
Kansas City Southern	105,961	9,826,823
Norfolk Southern Corp.	108,793	8,476,063
Union Pacific Corp.	99,266	8,511,067
		34,674,477

Real Estate Services–0.18%
CBRE Group, Inc.–Class A(b)	267,535	8,566,471

Regional Banks–1.94%
BB&T Corp.	242,911	8,968,274
Fifth Third Bancorp	471,250	9,387,300
Huntington Bancshares Inc.	866,005	9,448,114
KeyCorp	649,082	8,918,387
M&T Bank Corp.	79,095	9,352,193
People’s United Financial Inc.	621,968	9,640,504
PNC Financial Services Group, Inc. (The)	101,364	9,236,288
Regions Financial Corp.	942,948	9,042,871
SunTrust Banks, Inc.	228,083	9,207,711
Zions Bancorp.	312,249	9,055,221
		92,256,863

Research & Consulting Services–0.59%
Dun & Bradstreet Corp. (The)	77,263	8,187,560
Equifax Inc.	101,241	9,911,494
Nielsen Holdings PLC	221,992	10,040,698
		28,139,752

Residential REIT’s–0.83%
Apartment Investment & Management Co.–Class A	268,326	9,667,786
AvalonBay Communities, Inc.	61,377	10,130,887
Equity Residential	139,432	9,934,530
Essex Property Trust, Inc.	46,537	9,987,771
		39,720,974

	Shares	Value
Restaurants–1.06%
Chipotle Mexican Grill, Inc.(b)	16,361	$11,616,473
Darden Restaurants, Inc.	146,474	9,961,697
McDonald’s Corp.	104,947	9,972,064
Starbucks Corp.	189,556	10,370,609
Yum! Brands, Inc.	109,497	8,734,576
		50,655,419

Retail REIT’s–1.02%
General Growth Properties, Inc.	372,391	9,451,284
Kimco Realty Corp.	428,723	9,882,065
Macerich Co. (The)	122,997	9,369,911
Realty Income Corp.	220,034	9,833,320
Simon Property Group, Inc.	56,404	10,114,365
		48,650,945

Security & Alarm Services–0.38%
ADT Corp. (The)	271,984	8,915,635
Tyco International PLC	247,675	8,988,126
		17,903,761

Semiconductor Equipment–0.55%
Applied Materials, Inc.	508,480	8,178,901
KLA-Tencor Corp.	178,500	8,944,635
Lam Research Corp.	122,468	8,911,996
		26,035,532

Semiconductors–2.57%
Altera Corp.	193,377	9,388,453
Analog Devices, Inc.	150,564	8,410,505
Avago Technologies Ltd. (Singapore)	71,020	8,946,389
Broadcom Corp.–Class A	184,679	9,542,364
First Solar, Inc.(b)	197,630	9,454,619
Intel Corp.	318,530	9,090,846
Linear Technology Corp.	217,895	8,776,811
Microchip Technology Inc.	210,649	8,952,583
Micron Technology, Inc.(b)	396,991	6,514,622
NVIDIA Corp.	472,590	10,623,823
Qorvo, Inc.(b)	119,462	6,631,336
Skyworks Solutions, Inc.	95,057	8,303,229
Texas Instruments Inc.	188,197	9,003,345
Xilinx, Inc.	213,855	8,958,386
		122,597,311

Soft Drinks–1.11%
Coca-Cola Co. (The)	249,659	9,816,592
Coca-Cola Enterprises, Inc.(d)	228,553	11,768,194
Dr Pepper Snapple Group, Inc.	135,659	10,409,115
Monster Beverage Corp.(b)	77,706	10,759,173
PepsiCo, Inc.	106,425	9,890,075
		52,643,149

Specialized Consumer Services–0.23%
H&R Block, Inc.	325,812	11,084,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Specialized Finance–1.01%
CME Group Inc.–Class A	102,922	$9,719,954
Intercontinental Exchange, Inc.	41,820	9,552,106
McGraw Hill Financial, Inc.	96,203	9,330,729
Moody’s Corp.	91,770	9,388,989
NASDAQ OMX Group, Inc. (The)	196,617	10,064,824
		48,056,602

Specialized REIT’s–1.43%
American Tower Corp.	107,042	9,868,202
Crown Castle International Corp.	120,632	10,059,502
Equinix, Inc.	38,264	10,322,479
Iron Mountain Inc.	311,567	8,829,809
Plum Creek Timber Co., Inc.	243,385	9,367,889
Public Storage	53,429	10,753,655
Weyerhaeuser Co.	311,178	8,694,313
		67,895,849

Specialty Chemicals–0.98%
Ecolab Inc.	87,312	9,529,232
International Flavors & Fragrances Inc.	90,422	9,905,730
PPG Industries, Inc.	85,541	8,151,202
Sherwin-Williams Co. (The)	35,514	9,084,836
Sigma-Aldrich Corp.	71,715	9,997,788
		46,668,788

Specialty Stores–0.81%
Signet Jewelers Ltd.	85,327	11,775,126
Staples, Inc.	610,923	8,681,216
Tiffany & Co.	108,344	8,911,294
Tractor Supply Co.	110,614	9,436,480
		38,804,116

Steel–0.19%
Nucor Corp.	205,317	8,888,173

Systems Software–0.94%
CA, Inc.	331,001	9,033,017
Microsoft Corp.	217,019	9,444,667
Oracle Corp.	224,996	8,345,102
Red Hat, Inc.(b)	127,591	9,213,346
Symantec Corp.	420,058	8,606,988
		44,643,120

Technology Hardware, Storage & Peripherals–1.32%
Apple Inc.	78,448	8,845,796

	Shares	Value
Technology Hardware, Storage & Peripheral–(continued)
EMC Corp.	368,539	$9,165,565
Hewlett-Packard Co.(d)	307,818	8,637,373
NetApp, Inc.	297,980	9,523,441
SanDisk Corp.	150,928	8,234,632
Seagate Technology PLC	186,300	9,575,820
Western Digital Corp.	107,260	8,791,030
		62,773,657

Thrifts & Mortgage Finance–0.20%
Hudson City Bancorp, Inc.	1,001,646	9,315,308

Tires & Rubber–0.20%
Goodyear Tire & Rubber Co. (The)	316,811	9,431,463

Tobacco–0.68%
Altria Group, Inc.	207,667	11,126,798
Philip Morris International Inc.	121,870	9,725,226
Reynolds American Inc.	138,560	11,604,400
		32,456,424

Trading Companies & Distributors–0.55%
Fastenal Co.	237,362	9,147,931
United Rentals, Inc.(b)	109,102	7,564,042
W.W. Grainger, Inc.	41,890	9,359,902
		26,071,875

Trucking–0.37%
J.B. Hunt Transport Services, Inc.	121,155	8,817,661
Ryder System, Inc.	106,312	8,714,395
		17,532,056
Total Common Stocks & Other Equity Interests (Cost $3,697,909,433)		4,667,574,369

Money Market Funds–1.32%
Liquid Assets Portfolio–Institutional Class, 0.12%(e)	31,511,548	31,511,548
Premier Portfolio–Institutional Class, 0.09%(e)	31,511,547	31,511,547
Total Money Market Funds (Cost $63,023,095)		63,023,095
TOTAL INVESTMENTS–99.31% (Cost $3,760,932,528)		4,730,597,464
OTHER ASSETS LESS LIABILITIES–0.69%		32,938,662
NET ASSETS–100.00%		$4,763,536,126

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $3,690,295,826)	$4,658,952,794
Investments in affiliates, at value (Cost $70,636,702)	71,644,670
Total investments, at value (Cost $3,760,932,528)	4,730,597,464
Cash	10,172,252
Receivable for:
Fund shares sold	41,542,399
Dividends	8,423,330
Investment for trustee deferred compensation and retirement plans	116,808
Other assets	132,753
Total assets	4,790,985,006

Liabilities:
Payable for:
Investments purchased	10,213,978
Fund shares reacquired	13,433,777
Variation margin — futures	679,359
Accrued fees to affiliates	2,633,786
Accrued trustees’ and officers’ fees and benefits	11,533
Accrued other operating expenses	275,815
Trustee deferred compensation and retirement plans	200,632
Total liabilities	27,448,880
Net assets applicable to shares outstanding	$4,763,536,126

Net assets consist of:
Shares of beneficial interest	$3,752,568,203
Undistributed net investment income	40,101,146
Undistributed net realized gain	4,716,681
Net unrealized appreciation	966,150,096
$4,763,536,126

Net Assets:
Class A	$1,789,490,526
Class B	$8,950,111
Class C	$750,897,514
Class R	$89,588,434
Class Y	$1,945,878,692
Class R6	$178,730,849

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	38,176,329
Class B	192,219
Class C	16,676,507
Class R	1,920,449
Class Y	41,137,152
Class R6	3,773,263
Class A:
Net asset value per share	$46.87
Maximum offering price per share
(Net asset value of $46.87 ÷ 94.50%)	$49.60
Class B:
Net asset value and offering price per share	$46.56
Class C:
Net asset value and offering price per share	$45.03
Class R:
Net asset value and offering price per share	$46.65
Class Y:
Net asset value and offering price per share	$47.30
Class R6:
Net asset value and offering price per share	$47.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $54,723)	$79,971,851
Dividends from affiliates	268,105
Total investment income	80,239,956

Expenses:
Advisory fees	4,634,572
Administrative services fees	602,037
Custodian fees	141,514
Distribution fees:
Class A	4,449,385
Class B	128,764
Class C	5,860,257
Class R	412,681
Transfer agent fees — A, B, C, R & Y	5,122,122
Transfer agent fees — R6	2,075
Trustees’ and officers’ fees and benefits	82,008
Other	1,424,685
Total expenses	22,860,100
Less: Fees waived and expense offset arrangement(s)	(100,362)
Net expenses	22,759,738
Net investment income	57,480,218

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	49,916,805
Futures contracts	(5,515,889)
44,400,916
Change in net unrealized appreciation (depreciation) of:
Investment securities	(197,100,075)
Futures contracts	(3,546,207)
(200,646,282)
Net realized and unrealized gain (loss)	(156,245,366)
Net increase (decrease) in net assets resulting from operations	$(98,765,148)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$57,480,218	$30,074,136
Net realized gain	44,400,916	57,887,030
Change in net unrealized appreciation (depreciation)	(200,646,282)	412,469,081
Net increase (decrease) in net assets resulting from operations	(98,765,148)	500,430,247

Distributions to shareholders from net investment income:
Class A	(16,858,607)	(12,875,050)
Class B	(75,582)	(126,859)
Class C	(2,502,255)	(1,210,824)
Class R	(624,853)	(354,344)
Class Y	(16,046,854)	(7,443,262)
Class R6	(1,937,107)	(165)
Total distributions from net investment income	(38,045,258)	(22,010,504)

Distributions to shareholders from net realized gains:
Class A	(22,937,580)	(29,164,508)
Class B	(195,607)	(532,180)
Class C	(6,475,856)	(5,079,486)
Class R	(1,012,662)	(946,483)
Class Y	(18,300,963)	(14,325,712)
Class R6	(2,090,876)	(311)
Total distributions from net realized gains	(51,013,544)	(50,048,680)

Share transactions–net:
Class A	350,674,194	266,279,740
Class B	(6,623,821)	(10,881,910)
Class C	434,132,904	164,908,129
Class R	27,401,759	27,842,070
Class Y	996,912,519	406,934,786
Class R6	188,329,413	1,159,547
Net increase in net assets resulting from share transactions	1,990,826,968	856,242,362
Net increase in net assets	1,803,003,018	1,284,613,425

Net assets:
Beginning of year	2,960,533,108	1,675,919,683
End of year (includes undistributed net investment income of $40,101,146 and $20,614,719, respectively)	$4,763,536,126	$2,960,533,108

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B

19                         Invesco Equally-Weighted S&P 500 Fund

shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

20                         Invesco Equally-Weighted S&P 500 Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

21                         Invesco Equally-Weighted S&P 500 Fund

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $98,173.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $730,433 in front-end sales commissions from the sale of Class A shares and $16,682, $5,567 and $85,303 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

22                         Invesco Equally-Weighted S&P 500 Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$4,730,597,464	$—	$—	$4,730,597,464
Futures Contracts*	(3,514,840)	—	—	(3,514,840)
Total Investments	$4,727,082,624	$—	$—	$4,727,082,624

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$—	$(3,514,840)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity Risk	$(5,515,889)
Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(3,546,207)
Total	$(9,062,096)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$58,144,714

	Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	713	September-2015	$70,201,980	$(3,514,840)

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2015.

	Value 08/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 08/31/15	Dividend Income
Invesco Ltd.	$6,217,400	$4,495,760	$(565,450)	$(1,543,766)	$17,631	$8,621,575	$225,334

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,189.

23                         Invesco Equally-Weighted S&P 500 Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$59,449,974	$39,735,545
Long-term capital gain	29,608,828	32,323,639
Total distributions	$89,058,802	$72,059,184

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$58,419,524
Undistributed long-term gain	26,190,535
Net unrealized appreciation — investments	926,562,110
Temporary book/tax differences	(204,246)
Shares of beneficial interest	3,752,568,203
Total net assets	$4,763,536,126

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2015.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $2,764,595,754 and $878,894,415, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,087,015,413
Aggregate unrealized (depreciation) of investment securities	(160,453,303)
Net unrealized appreciation of investment securities	$926,562,110

Cost of investments for tax purposes is $3,804,035,354.

24                         Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of prior year return of capital reversal and fair fund adjustment, on August 31, 2015, undistributed net investment income was increased by $51,467, undistributed net realized gain was decreased by $15,443 and shares of beneficial interest was decreased by $36,024. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	16,005,691	$784,165,212	11,111,178	$497,003,093
Class B	34,912	1,702,372	36,745	1,631,827
Class C	10,580,817	499,514,855	4,539,053	196,758,364
Class R	1,121,093	54,845,808	908,413	40,579,106
Class Y	30,177,325	1,486,812,841	11,606,461	529,732,277
Class R6	4,487,464	224,884,801	25,789	1,182,670

Issued as reinvestment of dividends:
Class A	738,018	34,922,997	886,321	37,385,013
Class B	5,237	247,497	14,292	603,698
Class C	181,392	8,289,654	141,126	5,767,810
Class R	34,670	1,635,742	30,735	1,293,625
Class Y	615,826	29,356,434	453,253	19,245,106
Class R6	84,454	4,027,614	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	117,662	5,790,549	230,621	10,198,764
Class B	(118,138)	(5,790,549)	(230,900)	(10,198,764)

Reacquired:
Class A	(9,723,008)	(474,204,564)	(6,140,632)	(278,307,130)
Class B	(57,629)	(2,783,141)	(65,314)	(2,918,671)
Class C	(1,560,796)	(73,671,605)	(868,921)	(37,618,045)
Class R	(595,599)	(29,079,791)	(312,777)	(14,030,661)
Class Y	(10,517,430)	(519,256,756)	(3,134,890)	(142,042,597)
Class R6	(824,237)	(40,583,002)	(493)	(23,123)
Net increase in share activity	40,787,724	$1,990,826,968	19,230,060	$856,242,362

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

On October 16, 2015, a total of 3,109,979 Class R6 shares of the Fund valued at $149,863,711 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction.

25                         Invesco Equally-Weighted S&P 500 Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$48.54	$0.67	$(1.18)	$(0.51)	$(0.49)	$(0.67)	$(1.16)	$46.87	(1.07)%	$1,789,491	0.54	%(d)	0.54	%(d)	1.36	%(d)	21%
Year ended 08/31/14	40.07	0.59	9.45	10.04	(0.48)	(1.09)	(1.57)	48.54	25.64	1,506,665	0.56		0.56		1.31		17
Year ended 08/31/13	33.40	0.55	7.47	8.02	(0.51)	(0.84)	(1.35)	40.07	24.83	999,730	0.57		0.57		1.48		18
Year ended 08/31/12	29.89	0.42	3.61	4.03	(0.52)	—	(0.52)	33.40	13.66	730,648	0.60		0.60		1.34		27
Year ended 08/31/11	25.26	0.39	4.65	5.04	(0.41)	—	(0.41)	29.89	19.91	639,478	0.56		0.56		1.26		22
Class B
Year ended 08/31/15	48.35	0.30	(1.16)	(0.86)	(0.26)	(0.67)	(0.93)	46.56	(1.81)	8,950	1.29	(d)	1.29	(d)	0.61	(d)	21
Year ended 08/31/14	40.01	0.25	9.44	9.69	(0.26)	(1.09)	(1.35)	48.35	24.70	15,851	1.31		1.31		0.56		17
Year ended 08/31/13	33.34	0.27	7.49	7.76	(0.25)	(0.84)	(1.09)	40.01	23.90	22,925	1.32		1.32		0.73		18
Year ended 08/31/12	29.70	0.18	3.61	3.79	(0.15)	—	(0.15)	33.34	12.82	42,131	1.35		1.35		0.59		27
Year ended 08/31/11	25.05	0.16	4.60	4.76	(0.11)	—	(0.11)	29.70	18.98	77,702	1.31		1.31		0.51		22
Class C
Year ended 08/31/15	46.79	0.29	(1.12)	(0.83)	(0.26)	(0.67)	(0.93)	45.03	(1.81)	750,898	1.29	(d)	1.29	(d)	0.61	(d)	21
Year ended 08/31/14	38.75	0.25	9.14	9.39	(0.26)	(1.09)	(1.35)	46.79	24.73	349,739	1.31		1.31		0.56		17
Year ended 08/31/13	32.33	0.26	7.24	7.50	(0.24)	(0.84)	(1.08)	38.75	23.88	141,986	1.32		1.32		0.73		18
Year ended 08/31/12	28.81	0.18	3.49	3.67	(0.15)	—	(0.15)	32.33	12.80	77,691	1.35		1.35		0.59		27
Year ended 08/31/11	24.29	0.16	4.47	4.63	(0.11)	—	(0.11)	28.81	19.04	67,788	1.31		1.31		0.51		22
Class R
Year ended 08/31/15	48.36	0.54	(1.17)	(0.63)	(0.41)	(0.67)	(1.08)	46.65	(1.33)	89,588	0.79	(d)	0.79	(d)	1.11	(d)	21
Year ended 08/31/14	39.95	0.48	9.43	9.91	(0.41)	(1.09)	(1.50)	48.36	25.35	65,777	0.81		0.81		1.06		17
Year ended 08/31/13	33.31	0.46	7.44	7.90	(0.42)	(0.84)	(1.26)	39.95	24.48	29,320	0.82		0.82		1.23		18
Year ended 08/31/12	29.77	0.35	3.59	3.94	(0.40)	—	(0.40)	33.31	13.36	8,924	0.85		0.85		1.09		27
Year ended 08/31/11	25.14	0.31	4.63	4.94	(0.31)	—	(0.31)	29.77	19.62	1,176	0.81		0.81		1.01		22
Class Y
Year ended 08/31/15	48.95	0.80	(1.19)	(0.39)	(0.59)	(0.67)	(1.26)	47.30	(0.83)	1,945,879	0.29	(d)	0.29	(d)	1.61	(d)	21
Year ended 08/31/14	40.38	0.71	9.52	10.23	(0.57)	(1.09)	(1.66)	48.95	25.95	1,021,247	0.31		0.31		1.56		17
Year ended 08/31/13	33.64	0.65	7.52	8.17	(0.59)	(0.84)	(1.43)	40.38	25.16	481,948	0.32		0.32		1.73		18
Year ended 08/31/12	30.13	0.50	3.63	4.13	(0.62)	—	(0.62)	33.64	13.94	309,645	0.35		0.35		1.59		27
Year ended 08/31/11	25.47	0.47	4.68	5.15	(0.49)	—	(0.49)	30.13	20.19	178,056	0.31		0.31		1.51		22
Class R6
Year ended 08/31/15	48.99	0.87	(1.20)	(0.33)	(0.62)	(0.67)	(1.29)	47.37	(0.70)	178,731	0.16	(d)	0.16	(d)	1.74	(d)	21
Year ended 08/31/14	40.39	0.78	9.49	10.27	(0.58)	(1.09)	(1.67)	48.99	26.05	1,253	0.22		0.22		1.65		17
Year ended 08/31/13(e)	34.93	0.62	6.27	6.89	(0.59)	(0.84)	(1.43)	40.39	20.58	12	0.27	(f)	0.27	(f)	1.78	(f)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,781,509, $12,876, $586,026, $82,536, $1,638,525 and $133,100 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

26                         Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

27                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$933.50	$2.58	$1,022.53	$2.70	0.53%
B	1,000.00	930.10	6.23	1,018.75	6.51	1.28
C	1,000.00	930.20	6.23	1,018.75	6.51	1.28
R	1,000.00	932.40	3.80	1,021.27	3.97	0.78
Y	1,000.00	934.60	1.37	1,023.79	1.43	0.28
R6	1,000.00	935.40	0.78	1,024.40	0.82	0.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equally-Weighted S&P 500 Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one,

29                         Invesco Equally-Weighted S&P 500 Fund

three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco

Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds . Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

30                         Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$29,608,828
Qualified Dividend Income*	81.12%
Corporate Dividends Received Deduction*	75.90%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$21,404,716

31                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equally-Weighted S&P 500 Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                     MS-EWSP-AR-1                         Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco Equity and Income Fund
Nasdaq: A: ACEIX ¡ B: ACEQX ¡ C: ACERX ¡ R: ACESX ¡ Y: ACETX ¡ R5: ACEKX ¡ R6: IEIFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Equity and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Value Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.65%
Class B Shares	-2.41
Class C Shares	-2.48
Class R Shares	-1.98
Class Y Shares	-1.49
Class R5 Shares	-1.32
Class R6 Shares	-1.33
Russell 1000 Value Index▼ (Broad Market Index)	-3.48
Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	1.09
Source(s): ▼FactSet Research Systems Inc.

Market conditions and your Fund

The US economy improved slowly, but somewhat steadily, during the fiscal year ended August 31, 2015 – although the performance of the underlying sectors of the economy varied dramatically. The headline story was the massive slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

As the reporting period began, economic growth appeared to be stronger in the US than in the rest of the world. In mid-2014, when the price of oil began its sharp and prolonged decline, US equities fell as well. However, while global growth weakened and commodity-based economies and currencies underperformed those of the US, continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome summer fears that Greece and the eurozone would fail to reach agreement on a financial bailout plan. In the final weeks of the fiscal year, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets, weak global economic growth and the uncertain timing of a potential US interest rate increase were negatives for jittery US markets. While stocks were up slightly for the fiscal year, they ended the reporting period on a negative note.

Sector performance within the Russell 1000 Value Index was mixed for the reporting period, with the health care sector returning positive returns in the teens, while other sectors, like the energy and materials sectors posting negative double-digit returns.

The Fund’s underweight exposure to energy stocks was a large positive relative contributor to its performance versus the Russell 1000 Value Index. The energy sector was the worst-performing sector within the benchmark, as oil prices dropped to levels not seen in years.

    The Fund’s allocation to high-grade bonds posted positive returns and contributed to its performance, as bonds generally outperformed equities during the reporting period. The Fund’s allocation to cash also acted as a contributor to performance in a modestly weak equity market. The Fund is a balanced or moderate allocation fund; therefore, allocations to cash and/or fixed income typically are contributors during a weak or falling equity market. Cash is utilized for investment opportunities, and the fixed income allocation potentially provides income and capital preservation during equity market downturns.

    Stock selection in the financials sector was a large contributor to Fund performance versus the Russell 1000 Value Index. Specifically within banks, two of the Fund’s largest holdings, JPMorgan Chase and Citigroup, were the sector’s top contributors. In 2015, JPMorgan Chase reported back-to-back quarterly earnings and revenues that outpaced analysts’ estimates. In April, the company reported a year-over-year increase in profits and rise in revenues from strong growth in its investment banking, asset management and mortgage lending divisions.

    On the negative side, stock selection within, and underweight exposure to, the consumer staples sector were large detractors from the Fund’s relative performance. Notably, Avon Products, a household and personal products company, was a large detractor, posting a double-digit loss for the reporting period. The stock performed poorly after the company settled bribery charges with the Justice Department toward the end of 2014. We sold Avon in the fourth quarter of 2014 due to deteriorating fundamentals and

Portfolio Composition

By security type

Common Stocks and Other Equity Interests	63.7%
Bonds and Notes	22.5
U.S. Treasury Securities	6.2
Preferred Stocks	1.0
Security Types Each Less Than 1 % of Portfolio	0.8
Money Market Funds Plus Other Assets Less Liabilities	5.8

Top 10 Equity Holdings*

1.	Citigroup Inc.	3.2%
2.	JPMorgan Chase & Co.	3.1
3.	General Electric Co.	1.9
4.	Bank of America Corp.	1.8
5.	Morgan Stanley	1.5
6.	Royal Dutch Shell PLC- Class A	1.3
7.	Target Corp.	1.2
8.	Merck & Co., Inc.	1.2
9.	PNC Financial Services Group, Inc. (The)	1.2
10.	Carnival Corp.	1.2

Total Net Assets	$13.4 billion

Total Number of Holdings*	432

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Equity and Income Fund

unclear guidance from management on the company’s long-term prospects.

The Fund’s underweight allocation in the health care sector also dampened its relative performance versus the Russell 1000 Value Index. More specifically, having an underweight allocation in the health care equipment and services industry was the main drag on relative performance within the sector, as that industry posted returns over 20% for the reporting period.

Stock selection within the industrials sector also detracted from the Fund’s relative performance. Caterpillar within capital goods and Tyco International within commercial and professional services performed poorly for the reporting period, posting negative double-digit returns. Shares of Caterpillar suffered after the company missed revenue forecasts in July 2015 and cut full-year guidance. Soft materials pricing and a slowing Chinese economy, made worse by a strong US dollar, crimped profits in the multinational company, as less than half of its revenue is based in the US.

We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts contributed to the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

Equity markets experienced continued volatility during the reporting period. Reasons for volatility included a sluggish Chinese economy and falling oil and commodity prices affecting the global economy. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

Thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Equity and Income Fund. He joined
Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Chuck Burge Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Mary Jayne Maly Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equity and Income Fund. She joined Invesco in
2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a
BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in
2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

5                         Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Equity and Income Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.13%
10 Years	5.67
5 Years	10.00
1 Year	-7.02

Class B Shares
Inception (5/1/92)	9.41%
10 Years	5.99
5 Years	10.40
1 Year	-6.78

Class C Shares
Inception (7/6/93)	8.65%
10 Years	5.48
5 Years	10.41
1 Year	-3.35

Class R Shares
Inception (10/1/02)	7.87%
10 Years	6.00
5 Years	10.93
1 Year	-1.98

Class Y Shares
Inception (12/22/04)	6.68%
10 Years	6.54
5 Years	11.50
1 Year	-1.49

Class R5 Shares
10 Years	6.47%
5 Years	11.62
1 Year	-1.32

Class R6 Shares
10 Years	6.39%
5 Years	11.50
1 Year	-1.33

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.24%
10 Years	6.44
5 Years	11.37
1 Year	-1.60

Class B Shares
Inception (5/1/92)	9.66%
10 Years	6.77
5 Years	11.85
1 Year	-1.29

Class C Shares
Inception (7/6/93)	8.92%
10 Years	6.25
5 Years	11.80
1 Year	2.32

Class R Shares
Inception (10/1/02)	8.32%
10 Years	6.78
5 Years	12.36
1 Year	3.83

Class Y Shares
Inception (12/22/04)	7.19%
10 Years	7.31
5 Years	12.92
1 Year	4.36

Class R5 Shares
10 Years	7.23%
5 Years	13.02
1 Year	4.35

Class R6 Shares
10 Years	7.17%
5 Years	12.90
1 Year	4.54

date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.80%, 1.55%, 1.55%, 1.05%, 0.55%, 0.49% and 0.40%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.56%, 1.06%, 0.56%, 0.50% and 0.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Equity and Income Fund

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The Russell 1000 Value® Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Barclays U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publically issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–63.71%
Aerospace & Defense–0.86%
General Dynamics Corp.	816,564	$115,976,585

Agricultural Products–0.85%
Archer-Daniels-Midland Co.	2,521,996	113,464,600

Application Software–1.12%
Adobe Systems Inc.(b)	963,557	75,706,673
Citrix Systems, Inc.(b)	1,093,790	74,498,037
		150,204,710

Asset Management & Custody Banks–1.69%
Northern Trust Corp.	1,328,082	92,753,247
State Street Corp.	1,869,352	134,443,796
		227,197,043

Automobile Manufacturers–0.51%
General Motors Co.	2,325,585	68,465,222

Biotechnology–0.88%
Amgen Inc.	496,208	75,314,450
Baxalta Inc.(b)	1,224,758	43,050,244
		118,364,694

Broadcasting–0.17%
CBS Corp.–Class B	507,111	22,941,702

Cable & Satellite–1.58%
Comcast Corp.–Class A	2,190,490	123,390,302
Time Warner Cable Inc.	478,258	88,965,553
		212,355,855

Communications Equipment–1.72%
Cisco Systems, Inc.	5,206,480	134,743,702
Juniper Networks, Inc.	3,731,964	95,948,795
		230,692,497

Construction Machinery & Heavy Trucks–0.52%
Caterpillar Inc.	918,117	70,180,864

Data Processing & Outsourced Services–0.68%
PayPal Holdings, Inc.(b)	2,610,606	91,371,210

Diversified Banks–8.69%
Bank of America Corp.	14,732,714	240,732,547
Citigroup Inc.	8,049,359	430,479,719
Comerica Inc.	1,936,708	85,215,152
JPMorgan Chase & Co.	6,404,012	410,497,169
		1,166,924,587

Electric Utilities–0.35%
FirstEnergy Corp.	1,449,825	46,336,407

Electronic Components–0.55%
Corning Inc.	4,314,744	74,256,744

	Shares	Value
Fertilizers & Agricultural Chemicals–0.52%
Mosaic Co. (The)	1,691,241	$69,053,370

Food Distributors–0.07%
Sysco Corp.	227,055	9,052,683

General Merchandise Stores–1.24%
Target Corp.	2,147,830	166,907,869

Health Care Equipment–1.33%
Baxter International Inc.	1,721,161	66,178,640
Medtronic PLC	1,560,274	112,792,208
		178,970,848

Health Care Services–0.53%
Express Scripts Holding Co.(b)	845,545	70,687,562

Hotels, Resorts & Cruise Lines–1.16%
Carnival Corp.	3,163,553	155,741,714

Household Products–0.79%
Procter & Gamble Co. (The)	1,507,640	106,544,919

Hypermarkets & Super Centers–1.04%
Wal-Mart Stores, Inc.	2,155,555	139,529,075

Industrial Conglomerates–1.94%
General Electric Co.	10,494,691	260,478,231

Industrial Machinery–0.69%
Ingersoll-Rand PLC	1,663,691	91,985,475

Insurance Brokers–1.96%
Aon PLC	987,640	92,285,082
Marsh & McLennan Cos., Inc.	1,760,784	94,606,924
Willis Group Holdings PLC	1,778,169	76,621,302
		263,513,308

Integrated Oil & Gas–3.23%
Exxon Mobil Corp.	970,016	72,984,004
Occidental Petroleum Corp.	1,219,429	89,030,511
Royal Dutch Shell PLC–Class A (United Kingdom)	6,727,771	174,363,464
TOTAL S.A. (France)	2,135,273	97,140,399
		433,518,378

Integrated Telecommunication Services–1.12%
Koninklijke KPN N.V. (Netherlands)	6,446,001	25,052,503
Orange S.A. (France)	1,440,950	22,781,980
Telecom Italia S.p.A. (Italy)(b)	13,461,916	16,359,382
Telefónica, S.A. (Spain)	1,047,883	14,779,060
Verizon Communications Inc.	1,535,929	70,668,094
		149,641,019

Internet Software & Services–0.70%
eBay Inc.(b)	3,484,486	94,464,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equity and Income Fund

	Shares	Value
Investment Banking & Brokerage–2.96%
Charles Schwab Corp. (The)	3,338,662	$101,428,551
Goldman Sachs Group, Inc. (The)	518,948	97,873,593
Morgan Stanley	5,766,969	198,672,082
		397,974,226

IT Consulting & Other Services–0.91%
Amdocs Ltd.	2,134,021	122,087,341

Managed Health Care–1.11%
Anthem, Inc.	568,030	80,120,631
UnitedHealth Group Inc.	596,964	69,068,735
		149,189,366

Movies & Entertainment–0.46%
Time Warner Inc.	443,050	31,500,855
Viacom Inc.–Class B	741,840	30,244,817
		61,745,672

Multi-Utilities–0.42%
PG&E Corp.	1,141,562	56,598,644

Oil & Gas Equipment & Services–0.78%
Baker Hughes Inc.	1,730,357	96,899,992
Weatherford International PLC(b)	701,076	7,115,921
		104,015,913

Oil & Gas Exploration & Production–1.87%
Anadarko Petroleum Corp.	774,876	55,465,624
Apache Corp.	2,621,306	118,587,884
Canadian Natural Resources Ltd. (Canada)	3,438,991	77,499,493
		251,553,001

Other Diversified Financial Services–0.99%
Voya Financial, Inc.	3,092,330	133,217,576

Packaged Foods & Meats–0.86%
Mondelez International Inc.–Class A	2,714,661	114,993,040

Pharmaceuticals–5.28%
Eli Lilly and Co.	1,355,699	111,641,813
Merck & Co., Inc.	3,016,538	162,440,571
Novartis AG (Switzerland)	1,280,464	125,125,485
Pfizer Inc.	2,798,001	90,151,592
Sanofi (France)	1,001,019	98,431,062
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	1,871,911	120,569,788
		708,360,311

Publishing–0.54%
Thomson Reuters Corp.	1,869,055	72,705,203

Railroads–0.63%
CSX Corp.	3,087,108	84,525,017

Regional Banks–3.86%
BB&T Corp.	1,995,806	73,685,158
Citizens Financial Group Inc.	5,240,430	130,067,473

	Shares	Value
Regional Banks–(continued)
Fifth Third Bancorp	4,791,674	$95,450,146
First Horizon National Corp.	4,009,904	58,263,905
PNC Financial Services Group, Inc. (The)	1,764,604	160,790,716
		518,257,398

Security & Alarm Services–0.82%
Tyco International PLC	3,035,230	110,148,497

Semiconductor Equipment–0.62%
Applied Materials, Inc.	5,181,224	83,339,988

Semiconductors–1.09%
Broadcom Corp.–Class A	958,353	49,518,100
Intel Corp.	3,401,989	97,092,766
		146,610,866

Specialized Finance–0.47%
CME Group Inc.–Class A	673,454	63,600,996

Systems Software–1.47%
Microsoft Corp.	2,285,681	99,472,837
Symantec Corp.	4,753,753	97,404,399
		196,877,236

Technology Hardware, Storage & Peripherals–0.54%
NetApp, Inc.	2,281,192	72,906,896

Tobacco–0.88%
Philip Morris International Inc.	1,478,441	117,979,592

Wireless Telecommunication Services–0.66%
Vodafone Group PLC–ADR (United Kingdom)	2,583,256	89,070,667
Total Common Stocks & Other Equity Interests (Cost $7,101,251,484)		8,554,579,032

	Principal Amount
Bonds and Notes–22.46%
Advertising–0.03%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$4,145,000	4,159,081

Aerospace & Defense–0.20%
Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/16	10,000,000	10,117,280
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	4,355,000	4,141,124
Lockheed Martin Corp., Sr. Unsec. Global Notes, 2.13%, 09/15/16	6,515,000	6,590,114
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.85%, 04/15/45	1,938,000	1,692,976
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/23	4,150,000	3,963,412
		26,504,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equity and Income Fund

	Principal Amount	Value
Agricultural & Farm Machinery–0.11%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/22	$14,645,000	$14,306,561

Agricultural Products–0.03%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	3,940,000	4,704,325

Air Freight & Logistics–0.29%
FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/34	4,310,000	4,474,888
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/44	8,875,000	9,160,140
UTi Worldwide Inc., Sr. Unsec. Conv. Bonds, 4.50%, 03/01/19	29,179,000	25,367,493
		39,002,521

Airlines–0.22%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 10/01/26	4,387,526	4,362,846
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/16	2,458,226	2,618,011
Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/21	3,721,292	3,934,103
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/24	5,183,985	5,307,104
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 07/02/18	1,891,366	2,046,221
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/26	5,455,000	5,478,866
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/23(c)	5,381,616	5,580,359
		29,327,510

Apparel Retail–0.03%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/24	3,638,000	3,578,249

Apparel, Accessories & Luxury Goods–0.10%
Iconix Brand Group Inc., Sr. Unsec. Sub. Conv. Bonds, 1.50%, 03/15/18	8,015,000	6,532,225
Sr. Unsec. Sub. Conv. Notes, 2.50%, 06/01/16	6,557,000	6,253,739
		12,785,964

	Principal Amount	Value
Application Software–0.36%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/19	$46,415,000	$48,822,778

Asset Management & Custody Banks–0.08%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(c)	4,260,000	4,261,073
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/44(c)	3,975,000	4,036,289
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/44(c)	3,217,000	3,116,126
		11,413,488

Automobile Manufacturers–0.24%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/18(c)	5,220,000	5,223,690
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 2.50%, 01/15/16	20,370,000	20,481,994
4.13%, 08/04/25	7,006,000	6,946,523
		32,652,207

Automotive Retail–0.11%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/23	6,415,000	6,647,441
5.75%, 05/01/20	7,393,000	8,191,873
		14,839,314

Biotechnology–0.49%
Amgen Inc., Sr. Unsec. Notes, 2.30%, 06/15/16	7,477,000	7,549,048
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/20	21,842,000	33,704,936
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/23	4,735,000	4,799,581
4.63%, 05/15/44	13,875,000	13,087,587
5.00%, 08/15/45	1,714,000	1,719,501
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/21	4,988,000	5,349,603
		66,210,256

Broadcasting–0.46%
Grupo Televisa S.A.B. (Mexico), Sr. Unsec. Global Notes, 5.00%, 05/13/45	3,000,000	2,760,459
Liberty Media Corp., Sr. Unsec. Conv. Bonds, 1.38%, 10/15/23	61,171,000	59,412,334
		62,172,793

Cable & Satellite–0.41%
CCO Safari II, LLC, Sr. Sec. Gtd. First Lien Notes, 4.91%, 07/23/25(c)	10,845,000	10,767,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equity and Income Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	$1,605,000	$1,587,618
5.70%, 05/15/18	4,735,000	5,232,776
Sr. Unsec. Gtd. Notes, 4.40%, 08/15/35	7,245,000	7,264,906
6.45%, 03/15/37	2,465,000	3,061,022
Cox Communications, Inc., Sr. Unsec. Deb., 7.25%, 11/15/15	5,000,000	5,064,505
Sr. Unsec. Notes, 4.70%, 12/15/42(c)	4,980,000	4,270,547
6.25%, 06/01/18(c)	3,700,000	4,067,830
8.38%, 03/01/39(c)	655,000	812,135
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 03/15/22	3,340,000	3,313,375
5.15%, 03/15/42	1,370,000	1,287,280
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/20	3,320,000	3,716,468
5.95%, 04/01/41	3,365,000	4,021,528
		54,467,861

Catalog Retail–0.24%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Deb., 0.75%, 03/30/23(d)	15,395,000	23,968,091
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/34	8,810,000	7,819,571
		31,787,662

Commodity Chemicals–0.07%
Montell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/27(c)	7,384,000	9,633,004

Communications Equipment–0.39%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/20(c)	14,876,000	20,287,145
QUALCOMM Inc., Sr. Unsec. Global Notes, 3.00%, 05/20/22	3,325,000	3,232,134
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/18(d)	31,263,000	29,015,972
		52,535,251

Consumer Finance–0.36%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/24	3,423,000	3,362,242
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 2.75%, 09/15/15	27,545,000	27,565,466
Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	17,827,000	17,834,032
		48,761,740

	Principal Amount	Value
Data Processing & Outsourced Services–0.09%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	$4,954,000	$5,074,355
Xerox Corp., Sr. Unsec. Global Notes, 4.80%, 03/01/35	7,279,000	6,658,753
		11,733,108

Diversified Banks–1.84%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.00%, 04/27/16	21,928,000	22,373,073
ABN AMRO Bank N.V. (Netherlands), Sr. Unsec. Notes, 1.38%, 01/22/16(c)	16,795,000	16,834,678
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Global Notes, 0.90%, 02/12/16	9,510,000	9,526,105
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/17	2,825,000	3,054,836
Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	8,680,000	9,452,251
Sr. Unsec. Medium-Term Notes, 1.25%, 01/11/16	6,465,000	6,476,618
Barclays Bank PLC (United Kingdom), Series BKNT, Sr. Unsec. Global Notes, 6.75%, 05/22/19	8,500,000	9,859,443
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/24(c)	6,875,000	6,916,721
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	8,140,000	9,131,871
BNP Paribas S.A. (France), Unsec. Sub. Medium-Term Notes, 4.25%, 10/15/24	5,010,000	4,995,045
Citigroup Inc., Unsec. Sub. Global Notes, 5.30%, 05/06/44	2,765,000	2,890,859
6.68%, 09/13/43	8,000,000	9,911,252
Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(c)	9,435,000	9,598,726
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(c)	8,535,000	9,413,162
HSBC Finance Corp., Sr. Unsec. Global Notes, 5.50%, 01/19/16	16,910,000	17,205,181
JPMorgan Chase & Co., Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	6,410,000	6,249,750
Series X, Jr. Unsec. Sub. Global Notes, 6.10%(e)	10,895,000	10,895,000
Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(e)	7,145,000	7,082,481
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/18	5,240,000	5,274,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/24(c)	$545,000	$553,497
Santander Holdings USA Inc., Sr. Unsec. Global Notes, 3.00%, 09/24/15	16,313,000	16,324,672
Societe Generale S.A. (France), Unsec. Sub. Notes, 5.00%, 01/17/24(c)	7,365,000	7,521,510
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 5.70%, 03/26/44(c)	4,170,000	4,240,129
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/20	7,235,000	7,267,015
Wells Fargo & Co., Sr. Unsec. Global Notes, 1.50%, 01/16/18	2,070,000	2,065,491
Sr. Unsec. Notes, 3.90%, 05/01/45	14,525,000	13,307,369
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/26	4,515,000	4,530,622
4.65%, 11/04/44	14,430,000	14,093,355
		247,045,060

Diversified Capital Markets–0.05%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(c)	6,536,000	7,140,100

Diversified Chemicals–0.06%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/20	8,092,000	8,038,119

Diversified Metals & Mining–0.14%
Glencore Finance Canada Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 2.05%, 10/23/15(c)	4,700,000	4,706,030
2.70%, 10/25/17(c)	4,700,000	4,581,950
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/28	2,175,000	2,730,516
9.00%, 05/01/19	5,240,000	6,450,547
		18,469,043

Diversified Real Estate Activities–0.06%
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Yankee Notes, 4.00%, 01/15/25	7,670,000	7,552,277

Diversified Support Services–0.03%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	4,605,000	4,666,587

Drug Retail–0.18%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/24	3,740,000	3,679,083

	Principal Amount	Value
Drug Retail–(continued)
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/28	$8,947,920	$10,113,374
Walgreens Boots Alliance Inc., Sr. Unsec. Gtd. Global Notes, 3.30%, 11/18/21	6,129,000	6,076,848
4.50%, 11/18/34	4,519,000	4,168,775
		24,038,080

Electric Utilities–0.50%
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(c)(e)	8,670,000	8,813,055
Sr. Unsec. Notes, 4.60%, 01/27/20(c)	2,150,000	2,359,278
4.88%, 01/22/44(c)	9,110,000	9,562,020
Georgia Power Co., Sr. Unsec. Notes, 3.00%, 04/15/16	8,795,000	8,909,243
Louisville Gas & Electric Co., Sr. Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	5,525,000	5,536,746
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Deb., 2.60%, 09/01/15	14,910,000	14,910,000
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	1,050,000	1,195,277
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/39	355,000	453,550
Southern Co. (The), Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	15,960,000	15,970,175
		67,709,344

Electrical Components & Equipment–0.11%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 0.95%, 11/02/15	14,550,000	14,554,874

Environmental & Facilities Services–0.03%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/35	4,786,000	4,410,572

Fertilizers & Agricultural Chemicals–0.04%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/19	3,055,000	3,037,214
3.38%, 07/15/24	2,085,000	2,006,671
		5,043,885

Food Retail–0.08%
Kraft Heinz Co. (The), Sr. Unsec. Gtd. Notes, 1.60%, 06/30/17(c)	10,860,000	10,850,101

General Merchandise Stores–0.21%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/23	3,650,000	3,471,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equity and Income Fund

	Principal Amount	Value
General Merchandise Stores–(continued)
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/22	$9,830,000	$9,904,290
Sr. Unsec. Notes, 5.88%, 07/15/16	14,510,000	15,160,055
		28,536,169

Gold–0.01%
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	1,423,000	1,296,377

Health Care Distributors–0.08%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/19	11,085,000	11,111,632

Health Care Equipment–0.67%
Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/44	7,465,000	7,505,905
Sr. Unsec. Global Notes, 3.88%, 05/15/24	6,825,000	6,897,976
Sr. Unsec. Notes, 2.68%, 12/15/19	3,198,000	3,207,229
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/18	7,055,000	7,165,827
Medtronic Inc., Sr. Unsec. Gtd. Global Notes, 4.00%, 04/01/43	5,720,000	5,220,776
4.63%, 03/15/44	5,490,000	5,495,081
Sr. Unsec. Gtd. Notes, 3.15%, 03/15/22(c)	10,944,000	10,944,317
4.38%, 03/15/35(c)	3,883,000	3,850,684
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	13,684,000	18,610,240
Wright Medical Group, Inc., Sr. Unsec. Conv. Notes, 2.00%, 02/15/20(c)	20,807,000	20,624,939
		89,522,974

Health Care Facilities–0.52%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	24,795,000	28,219,809
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/20(d)	33,605,000	41,103,116
		69,322,925

Health Care REIT’s–0.15%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/24	5,085,000	4,922,313
4.20%, 03/01/24	4,690,000	4,673,625
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	6,620,000	6,661,375
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/43	2,080,000	2,268,708

	Principal Amount	Value
Health Care REIT’s–(continued)
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/22	$1,905,000	$1,963,953
		20,489,974

Health Care Services–0.30%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/19	9,380,000	9,288,048
Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	18,659,000	18,912,296
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/22	6,132,000	6,003,102
4.70%, 02/01/45	2,694,000	2,462,215
Medco Health Solutions Inc., Sr. Unsec. Gtd. Notes, 2.75%, 09/15/15	3,535,000	3,537,540
		40,203,201

Homebuilding–0.06%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	10,130,000	8,506,693

Hotels, Resorts & Cruise Lines–0.01%
Wyndham Worldwide Corp., Sr. Unsec. Notes, 2.95%, 03/01/17	1,225,000	1,237,882

Housewares & Specialties–0.09%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	12,185,000	12,628,400

Hypermarkets & Super Centers–0.03%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 3.30%, 04/22/24	3,610,000	3,643,925
6.50%, 08/15/37	730,000	948,754
		4,592,679

Industrial Conglomerates–0.14%
General Electric Co., Sr. Unsec. Global Notes, 0.85%,10/09/15	18,135,000	18,144,739

Industrial Machinery–0.18%
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	7,940,000	8,713,888
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/01/44	4,195,000	3,875,616
5.25%, 10/01/54	13,347,000	11,881,726
		24,471,230

Insurance Brokers–0.03%
Marsh & McLennan Cos., Inc., Sr. Unsec. Global Notes, 4.05%, 10/15/23	3,960,000	4,080,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equity and Income Fund

	Principal Amount	Value
Integrated Oil & Gas–0.24%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.24%, 05/10/19	$5,302,000	$5,315,014
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/18	14,553,000	14,489,491
1.72%, 06/24/18	5,275,000	5,294,325
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/22	3,630,000	3,541,165
Suncor Energy Inc. (Canada), Sr. Unsec. Yankee Notes, 3.60%, 12/01/24	3,379,000	3,329,345
		31,969,340

Integrated Telecommunication Services–0.48%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.25%, 11/15/31	63,000	83,121
AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/22	5,334,000	5,122,822
3.40%, 05/15/25	2,967,000	2,818,147
4.50%, 05/15/35	4,755,000	4,369,867
5.35%, 09/01/40	2,077,000	2,040,743
6.15%, 09/15/34	3,675,000	3,964,081
British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 1.25%, 02/14/17	5,420,000	5,408,474
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/36	3,600,000	4,369,385
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/34	3,285,000	3,028,745
4.52%, 09/15/48	19,069,000	16,877,266
5.01%, 08/21/54	6,727,000	6,172,927
5.15%, 09/15/23	4,525,000	4,951,203
6.40%, 09/15/33	1,352,000	1,550,840
6.40%, 02/15/38	3,500,000	3,957,464
		64,715,085

Internet Retail–0.16%
Amazon.com, Inc., Sr. Unsec. Global Notes, 0.65%, 11/27/15	21,420,000	21,427,636

Investment Banking & Brokerage–1.82%
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/21	5,510,000	6,123,092
6.15%, 04/01/18	10,325,000	11,386,864
Unsec. Sub. Global Notes, 6.75%, 10/01/37	4,585,000	5,444,513
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 03/15/17(c)(f)	61,461,000	83,124,159
1.00%, 09/28/20(c)(g)	59,890,000	62,242,479
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/17(d)	30,876,000	31,474,223

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Lazard Group LLC, Sr. Unsec. Global Notes, 3.75%, 02/13/25	$11,653,000	$11,038,870
Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/17(c)	6,100,000	6,385,373
Morgan Stanley, Sr. Unsec. Global Notes, 6.38%, 07/24/42	8,140,000	10,094,479
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/25	6,870,000	6,988,205
Sr. Unsec. Notes, 3.45%, 11/02/15	9,855,000	9,899,022
		244,201,279

Life & Health Insurance–0.19%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	12,442,000	12,543,029
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/43	4,010,000	4,216,964
Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	5,030,000	5,037,686
Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/37	3,475,000	4,281,758
		26,079,437

Managed Health Care–0.22%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/20	9,990,000	10,547,327
Anthem, Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	19,318,000	19,319,951
		29,867,278

Movies & Entertainment–0.11%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/19	11,374,000	11,843,178
Viacom Inc., Sr. Unsec. Global Deb., 4.85%, 12/15/34	3,527,000	2,981,588
		14,824,766

Multi-Line Insurance–0.22%
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/19	3,855,000	3,850,424
4.38%, 01/15/55	7,405,000	6,689,107
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/54(c)	9,460,000	9,365,230
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/44(c)	9,220,000	9,372,250
		29,277,011

Multi-Utilities–0.03%
Enable Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 2.40%, 05/15/19(c)	4,395,000	4,142,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equity and Income Fund

	Principal Amount	Value
Office REIT’s–0.06%
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/21	$1,650,000	$1,627,392
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	6,115,000	6,158,386
		7,785,778

Office Services & Supplies–0.04%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	5,065,000	5,070,452

Oil & Gas Drilling–0.07%
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/17	1,150,000	1,124,778
Rowan Cos., Inc., Sr. Unsec. Gtd. Notes, 5.40%, 12/01/42	3,671,000	2,545,741
5.85%, 01/15/44	7,719,000	5,615,314
		9,285,833

Oil & Gas Equipment & Services–0.07%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(d)	11,911,000	9,878,686

Oil & Gas Exploration & Production–0.74%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/19	18,562,000	13,364,640
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/21	8,738,000	8,663,133
4.15%, 11/15/34	9,367,000	8,788,368
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/18	4,368,000	4,359,852
3.25%, 05/15/22	1,655,000	1,596,844
Marathon Oil Corp., Sr. Unsec. Notes, 0.90%, 11/01/15	21,730,000	21,724,220
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/43	7,940,000	7,115,312
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/22	7,430,000	7,589,381
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/22	6,279,000	5,708,609
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17	24,746,000	20,384,517
		99,294,876

Oil & Gas Storage & Transportation–0.80%
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.90%, 03/15/35	3,640,000	3,039,904

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/40	$555,000	$600,828
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	2,889,000	3,161,098
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/19	3,770,000	3,753,463
3.20%, 02/01/16	21,585,000	21,762,202
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	4,420,000	4,947,147
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/34	5,398,000	4,681,721
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	4,275,000	4,152,778
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/38	2,245,000	2,431,647
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/45	5,468,000	4,556,654
Sr. Unsec. Notes, 2.95%, 06/15/16	12,896,000	13,035,625
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/44	8,165,000	6,817,689
5.50%, 02/15/20	5,405,000	5,834,562
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	3,835,000	4,599,323
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/44	9,710,000	9,123,433
Williams Partners L.P., Sr. Unsec. Global Notes, 5.10%, 09/15/45	9,003,000	7,368,829
5.40%, 03/04/44	9,000,000	7,631,807
		107,498,710

Other Diversified Financial Services–0.07%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/19(c)	9,335,000	9,277,907

Packaged Foods & Meats–0.37%
General Mills Inc., Sr. Unsec. Global Notes, 0.88%, 01/29/16	9,115,000	9,122,155
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/19	8,595,000	8,573,702
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 3.88%, 06/27/24(c)	7,565,000	7,387,949
Mondelez International, Inc., Sr. Unsec. Global Notes, 4.13%, 02/09/16	20,000,000	20,283,430
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 4.88%, 08/15/34	2,136,000	2,121,830
5.15%, 08/15/44	2,202,000	2,238,948
		49,728,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equity and Income Fund

	Principal Amount	Value
Paper Packaging–0.09%
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/23	$11,003,000	$11,460,653

Paper Products–0.02%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	2,855,000	3,035,540

Personal Products–0.10%
Unilever Capital Corp. (Netherlands), Sr. Unsec. Gtd. Global Notes, 2.75%, 02/10/16	13,005,000	13,132,475

Pharmaceuticals–1.27%
AbbVie Inc., Sr. Unsec. Global Notes, 1.20%, 11/06/15	30,195,000	30,224,078
4.50%, 05/14/35	7,233,000	6,923,359
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 1.85%, 03/01/17	9,281,000	9,293,191
4.55%, 03/15/35	2,770,000	2,513,139
4.85%, 06/15/44	9,265,000	8,472,226
Allergan, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 04/01/16	9,117,000	9,366,291
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/21(c)	6,079,000	6,117,064
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/21	14,556,000	16,666,620
Merck & Co., Inc., Sr. Unsec. Global Notes, 0.70%, 05/18/16	19,405,000	19,431,633
Perrigo Co. PLC, Sr. Unsec. Global Notes, 2.30%, 11/08/18	3,945,000	3,938,585
Sanofi (France), Sr. Unsec. Global Notes, 2.63%, 03/29/16	28,540,000	28,885,148
Zoetis Inc., Sr. Unsec. Global Notes, 1.15%, 02/01/16	25,605,000	25,632,154
4.70%, 02/01/43	4,101,000	3,571,750
		171,035,238

Property & Casualty Insurance–0.28%
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	4,915,000	5,545,506
Sr. Unsec. Notes, 7.35%, 11/15/19	425,000	500,601
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/44(c)	6,360,000	6,034,298
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/43	4,185,000	4,238,982
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/18	8,381,000	9,742,913
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/43	6,455,000	6,646,539

	Principal Amount	Value
Property & Casualty Insurance–(continued)
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/22	$5,040,000	$5,343,045
		38,051,884

Railroads–0.24%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/43	19,380,000	20,359,998
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	1,660,000	1,827,809
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/45	4,410,000	4,250,861
4.85%, 06/15/44	5,560,000	5,976,230
		32,414,898

Regional Banks–0.64%
BB&T Corp., Series A, Sr. Unsec. Medium-Term Notes, 3.20%, 03/15/16	17,762,000	17,951,449
Fifth Third Bancorp, Sr. Unsec. Notes, 3.63%, 01/25/16	27,480,000	27,776,482
PNC Bank, N.A., Series BKNT Sr. Unsec. Notes, 1.30%, 10/03/16	16,480,000	16,531,805
SunTrust Banks, Inc., Sr. Unsec. Notes, 3.60%, 04/15/16	23,334,000	23,674,315
		85,934,051

Reinsurance–0.06%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	7,510,000	8,046,954

Renewable Electricity–0.04%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	5,806,000	5,705,910

Research & Consulting Services–0.04%
Verisk Analytics, Inc., Sr. Unsec. Global Notes, 5.50%, 06/15/45	5,065,000	5,035,501

Semiconductor Equipment–0.37%
Lam Research Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/25	6,120,000	5,791,065
Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	33,039,000	43,879,922
		49,670,987

Semiconductors–0.98%
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/25(c)	18,228,000	17,179,890
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/28(d)	31,699,000	27,895,120
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/18	42,110,000	52,137,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equity and Income Fund

	Principal Amount	Value
Semiconductors–(continued)
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.00%, 12/01/20(c)	$36,461,000	$34,204,975
		131,417,429

Soft Drinks–0.37%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/16	17,475,000	17,665,941
PepsiCo, Inc., Sr. Unsec. Global Notes, 3.60%, 03/01/24	6,320,000	6,464,456
Sr. Unsec. Notes, 2.50%, 05/10/16	25,410,000	25,746,911
		49,877,308

Specialized Finance–0.19%
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/18	8,760,000	8,707,440
4.25%, 09/15/24	4,355,000	4,295,119
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/22	9,185,000	9,780,174
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/22	2,550,000	2,548,585
		25,331,318

Steel–0.08%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 10.60%, 06/01/19	7,005,000	8,195,850
Sr. Unsec. Global Notes, 6.13%, 06/01/18	390,000	407,550
7.50%, 03/01/41	2,225,000	2,052,563
		10,655,963

Systems Software–0.41%
FireEye, Inc., Series A, Sr. Unsec. Conv. Notes, 1.00%, 06/01/20(c)(d)	10,953,000	10,638,101
Series B, Sr. Unsec. Conv. Notes, 1.63%, 06/01/22(c)(d)	10,953,000	10,494,343
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/35	4,259,000	3,924,662
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/18	23,004,000	23,694,120
Oracle Corp., Sr. Unsec. Global Notes, 4.30%, 07/08/34	6,045,000	5,987,609
		54,738,835

Technology Hardware, Storage & Peripherals–0.57%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/22	7,303,000	7,017,150
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.13%, 09/13/15	7,930,000	7,933,045
SanDisk Corp., Sr. Unsec. Conv. Bonds, 0.50%, 10/15/20	55,749,000	53,902,314

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–(continued)
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/25	$890,000	$856,625
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/34(c)	7,094,000	6,987,590
		76,696,724

Thrifts & Mortgage Finance–0.46%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/20	6,962,000	11,034,770
5.00%, 05/01/17	24,396,000	27,094,807
Radian Group Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/01/19	4,063,000	6,917,258
3.00%, 11/15/17	10,019,000	16,130,590
		61,177,425

Tobacco–0.37%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	5,138,000	5,142,206
B.A.T. International Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 3.95%, 06/15/25(c)	7,251,000	7,386,775
Imperial Tobacco Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 3.75%, 07/21/22(c)	7,237,000	7,185,002
Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/17	2,167,000	2,166,146
Sr. Unsec. Global Notes, 2.50%, 05/16/16	10,825,000	10,963,560
3.60%, 11/15/23	3,940,000	4,004,492
4.88%, 11/15/43	11,740,000	12,267,290
		49,115,471

Trucking–0.06%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 2.50%, 03/15/16(c)	7,435,000	7,477,870

Wireless Telecommunication Services–0.22%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	6,610,000	5,995,316
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/16	4,450,000	4,492,598
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/20(c)	5,425,000	5,941,818
6.11%, 01/15/20(c)	6,300,000	7,018,638
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/43	6,080,000	5,509,003
		28,957,373
Total Bonds and Notes (Cost $2,954,106,884)		3,016,356,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equity and Income Fund

	Principal Amount	Value
U.S. Treasury Securities–6.25%
U.S. Treasury Bills–0.02%
0.29%, 05/26/16(h)(i)	$1,865,000	$1,861,042

U.S. Treasury Notes–5.75%
2.00%, 04/30/16	17,445,000	17,636,388
1.75%, 05/31/16	950,000	959,833
0.50%, 04/30/17	48,000,000	47,876,457
0.88%, 04/30/17	2,000,000	2,006,728
0.63%, 07/31/17	41,915,000	41,853,480
1.00%, 08/15/18	73,025,000	72,918,836
1.25%, 01/31/19	23,000,000	23,017,251
3.63%, 08/15/19	58,350,000	63,391,496
3.38%, 11/15/19	10,000,000	10,783,874
1.63%, 07/31/20	294,563,000	295,610,339
2.00%, 07/31/22	1,182,000	1,187,362
2.00%, 08/15/25	198,134,200	194,400,839
		771,642,883

U.S. Treasury Bonds–0.48%
3.00%, 05/15/45	64,597,100	65,067,251
Total U.S. Treasury Securities (Cost $834,377,695)		838,571,176

	Shares
Preferred Stocks–0.98%
Asset Management & Custody Banks–0.20%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd.	438,000	25,130,250
State Street Corp., Series D, 5.90% Pfd.	55,128	1,434,982
		26,565,232

Diversified Banks–0.03%
Wells Fargo & Co., 5.85% Pfd.	142,800	3,655,680

Oil & Gas Storage & Transportation–0.34%
El Paso Energy Capital Trust I, $2.38 Jr. Unsec. Gtd. Sub. Conv. Pfd.	875,900	45,292,789

Regional Banks–0.41%
KeyCorp, Series A, $7.75 Conv. Pfd.	427,098	55,992,548
Total Preferred Stocks (Cost $103,636,395)		131,506,249

	Principal Amount
U.S. Government Sponsored Agency Securities–0.71%
Federal Home Loan Mortgage Corp. (FHLMC)–0.35%
Unsec. Global Notes, 4.88%, 06/13/18	$33,680,000	37,163,691
6.75%, 03/15/31	7,000,000	10,081,557
		47,245,248

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–0.36%
Unsec. Global Notes, 4.38%, 10/15/15	$38,850,000	$39,053,050
6.63%, 11/15/30	6,315,000	9,007,994
		48,061,044
Total U.S. Government Sponsored Agency Securities (Cost $97,504,798)		95,306,292

Municipal Obligations–0.07%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	2,600,000	3,061,344
Series 2010, Class A, Build America Taxable RB, 6.66%, 04/01/57	4,980,000	5,811,311
Total Municipal Obligations (Cost $7,640,528)		8,872,655

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 6.50%, 05/01/29	2	2
5.50%, 02/01/37	74	82
		84

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 7.00%, 07/01/18 to 07/01/32	41,123	43,900
5.50%, 03/01/21	105	113
8.00%, 08/01/21	2,765	2,921
		46,934

Government National Mortgage Association (GNMA)–0.00%
Pass Through Ctfs., 8.00%, 04/15/26 to 01/20/31	33,344	36,212
7.50%, 12/20/30	2,100	2,616
		38,828
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $81,793)		85,846

	Shares

Money Market Funds–5.70%
Liquid Assets Portfolio–Institutional Class, 0.12%(j)	382,575,849	382,575,849
Premier Portfolio–Institutional Class, 0.09%(j)	382,575,849	382,575,849
Total Money Market Funds (Cost $765,151,698)		765,151,698
TOTAL INVESTMENTS–99.88% (Cost $11,863,751,275)		13,410,429,307
OTHER ASSETS LESS LIABILITIES–0.12%		16,612,749
NET ASSETS–100.00%		$13,427,042,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Equity and Income Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2015 was $528,531,336, which represented 3.94% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Exchangeable for a basket of four common stocks and one ordinary Share.
(g)	Exchangeable for a basket of five common shares.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $11,098,599,577)	$12,645,277,609
Investments in affiliated money market funds, at value and cost	765,151,698
Total investments, at value (Cost $11,863,751,275)	13,410,429,307
Foreign currencies, at value (Cost $415,715)	414,959
Receivable for:
Variation margin — futures contracts	198,063
Fund shares sold	22,268,048
Dividends and interest	50,255,456
Investment for trustee deferred compensation and retirement plans	1,165,809
Unrealized appreciation on forward foreign currency contracts outstanding	7,927,155
Other assets	147,224
Total assets	13,492,806,021

Liabilities:
Payable for:
Investments purchased	25,778,834
Fund shares reacquired	27,232,320
Accrued fees to affiliates	9,289,762
Accrued trustees’ and officers’ fees and benefits	26,155
Accrued other operating expenses	554,372
Unrealized depreciation on forward foreign currency contracts outstanding	1,519,365
Trustee deferred compensation and retirement plans	1,363,157
Total liabilities	65,763,965
Net assets applicable to shares outstanding	$13,427,042,056

Net assets consist of:
Shares of beneficial interest	$11,500,372,237
Undistributed net investment income	64,061,542
Undistributed net realized gain	309,077,698
Net unrealized appreciation	1,553,530,579
$13,427,042,056

Net Assets:
Class A	$9,879,021,518
Class B	$271,120,206
Class C	$1,667,768,568
Class R	$221,986,656
Class Y	$784,238,121
Class R5	$411,579,189
Class R6	$191,327,798

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	987,080,359
Class B	27,717,686
Class C	169,591,638
Class R	22,079,204
Class Y	78,330,395
Class R5	41,094,109
Class R6	19,108,201
Class A:
Net asset value per share	$10.01
Maximum offering price per share
(Net asset value of $10.01 ÷ 94.50%)	$10.59
Class B:
Net asset value and offering price per share	$9.78
Class C:
Net asset value and offering price per share	$9.83
Class R:
Net asset value and offering price per share	$10.05
Class Y:
Net asset value and offering price per share	$10.01
Class R5:
Net asset value and offering price per share	$10.02
Class R6:
Net asset value and offering price per share	$10.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $5,520,995)	$200,859,796
Dividends from affiliated money market funds	690,172
Interest	99,126,297
Total investment income	300,676,265

Expenses:
Advisory fees	48,872,507
Administrative services fees	895,693
Custodian fees	441,605
Distribution fees:
Class A	25,501,630
Class B	3,633,180
Class C	16,802,122
Class R	1,165,132
Transfer agent fees — A, B, C, R and Y	22,264,362
Transfer agent fees — R5	433,649
Transfer agent fees — R6	6,656
Trustees’ and officers’ fees and benefits	228,548
Other	1,931,731
Total expenses	122,176,815
Less: Fees waived and expense offset arrangement(s)	(1,806,795)
Net expenses	120,370,020
Net investment income	180,306,245

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	564,232,720
Foreign currencies	(477,826)
Forward foreign currency contracts	82,375,502
Futures contracts	(6,355,390)
639,775,006
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,070,081,611)
Foreign currencies	(66,637)
Forward foreign currency contracts	6,100,291
Futures contracts	542,155
(1,063,505,802)
Net realized and unrealized gain (loss)	(423,730,796)
Net increase (decrease) in net assets resulting from operations	$(243,424,551)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$180,306,245	$242,381,622
Net realized gain	639,775,006	1,231,080,527
Change in net unrealized appreciation (depreciation)	(1,063,505,802)	602,657,350
Net increase (decrease) in net assets resulting from operations	(243,424,551)	2,076,119,499

Distributions to shareholders from net investment income:
Class A	(260,216,393)	(176,864,717)
Class B	(7,021,414)	(6,019,914)
Class C	(30,002,656)	(16,287,779)
Class R	(5,368,311)	(3,426,602)
Class Y	(21,553,271)	(12,338,759)
Class R5	(12,247,206)	(7,043,126)
Class R6	(4,726,916)	(1,862,221)
Total distributions from net investment income	(341,136,167)	(223,843,118)

Distributions to shareholders from net realized gains:
Class A	(842,979,900)	(493,452,271)
Class B	(33,958,762)	(29,777,478)
Class C	(140,184,003)	(75,974,395)
Class R	(19,237,356)	(10,930,123)
Class Y	(63,938,513)	(30,498,502)
Class R5	(34,430,457)	(15,792,758)
Class R6	(12,907,558)	(3,739,507)
Total distributions from net realized gains	(1,147,636,549)	(660,165,034)

Share transactions–net:
Class A	970,871,766	535,605,880
Class B	(124,425,413)	(174,743,171)
Class C	254,679,990	204,432,386
Class R	18,275,914	18,698,631
Class Y	162,275,763	187,672,956
Class R5	60,543,892	129,099,607
Class R6	63,841,482	102,986,907
Net increase in net assets resulting from share transactions	1,406,063,394	1,003,753,196
Net increase (decrease) in net assets	(326,133,873)	2,195,864,543

Net assets:
Beginning of year	13,753,175,929	11,557,311,386
End of year (includes undistributed net investment income of $64,061,542 and $132,247,328, respectively)	$13,427,042,056	$13,753,175,929

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to

24                         Invesco Equity and Income Fund

contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

25                         Invesco Equity and Income Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon

26                         Invesco Equity and Income Fund

exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment Securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

27                         Invesco Equity and Income Fund

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $1,787,302.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $3,564,054 in front-end sales commissions from the sale of Class A shares and $32,750, $68,351 and $58,971 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2015, the Fund incurred $59,247 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,891,214,756	$560,022,223	$—	$9,451,236,979
U.S. Treasury Securities	—	838,571,176	—	838,571,176
Corporate Debt Securities	—	3,016,356,359	—	3,016,356,359
U.S. Government Sponsored Agency Securities	—	95,392,138	—	95,392,138
Municipal Obligations	—	8,872,655	—	8,872,655
	8,891,214,756	4,519,214,551	—	13,410,429,307
Forward Foreign Currency Contracts*	—	6,407,790	—	6,407,790
Futures Contracts*	512,668	—	—	512,668
Total Investments	$8,891,727,424	$4,525,622,341	$—	$13,417,349,765

*	Unrealized appreciation (depreciation).

28                         Invesco Equity and Income Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$7,927,155	$(1,519,365)
Interest rate risk:
Futures contracts(b)	512,668	—
Total	$8,439,823	$(1,519,365)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)
Realized Gain (Loss):
Equity risk	$—	$—	$(608,140)
Currency risk	82,375,502	—	—
Interest rate risk	—	(6,355,390)	—
Change in Net Unrealized Appreciation (Depreciation):
Equity risk	—	—	480,242
Currency risk	6,100,291	—	—
Interest rate risk	—	542,155	—
Total	$88,475,793	$(5,813,235)	$(127,898)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts and futures contracts and the four month average notional value of options purchased outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased
Average notional value	$774,331,649	$198,944,698	$19,988,775

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
10/02/15	Bank of New York Mellon (The)	CAD	67,968,979	USD	51,040,982	$51,657,712	$(616,730)
10/02/15	State Street Bank and Trust Co.	CAD	67,969,208	USD	51,033,413	51,657,886	(624,473)
10/02/15	Bank of New York Mellon (The)	CHF	47,880,050	USD	50,615,836	49,565,895	1,049,941
10/02/15	State Street Bank and Trust Co.	CHF	47,880,288	USD	50,636,964	49,566,142	1,070,822
10/02/15	Bank of New York Mellon (The)	EUR	89,803,688	USD	102,426,045	100,811,327	1,614,718
10/02/15	State Street Bank and Trust Co.	EUR	89,804,210	USD	102,364,227	100,811,914	1,552,313
10/02/15	State Street Bank and Trust Co.	GBP	61,412,762	USD	95,550,090	94,218,067	1,332,023
10/02/15	Bank of New York Mellon (The)	GBP	61,412,904	USD	95,525,623	94,218,285	1,307,338
10/02/15	Bank of New York Mellon (The)	ILS	174,361,425	USD	44,332,369	44,457,651	(125,282)
10/02/15	State Street Bank and Trust Co.	ILS	174,361,506	USD	44,304,791	44,457,671	(152,880)
Total Forward Foreign Currency Contracts							$6,407,790

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
ILS	– Israeli Shekel
USD	– U.S. Dollar

29                         Invesco Equity and Income Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 5 Year Notes	Short	563	December-2015	$(67,243,313)	$245,085
U.S. Treasury 10 Year Notes	Short	908	December-2015	(115,372,750)	267,583
Total — Interest Rate Risk					$512,668

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2015.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Bank of New York Mellon (The)	$3,971,997	$(742,012)	$—	$—	$3,229,985
State Street Bank & Trust Co.	3,955,158	(777,353)	—	—	3,177,805
Total	$7,927,155	$(1,519,365)	$—	$—	$6,407,790

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Bank of New York Mellon (The)	$742,012	$(742,012)	$—	$—	$—
State Street Bank & Trust Co.	777,353	(777,353)	—	—	—
Total	$1,519,365	$(1,519,365)	$—	$—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2015, the Fund engaged in securities purchases of $852,469.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,493.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

30                         Invesco Equity and Income Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$429,824,056	$223,843,118
Long-term capital gain	1,058,948,660	660,165,034
Total distributions	$1,488,772,716	$884,008,152

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$116,093,046
Undistributed long-term gain	330,485,795
Net unrealized appreciation — investments	1,486,404,881
Net unrealized appreciation (depreciation) — other investments	(67,911)
Temporary book/tax differences	(6,245,992)
Shares of beneficial interest	11,500,372,237
Total net assets	$13,427,042,056

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2015.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $4,164,321,118 and $3,693,934,643, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $5,093,029,614 and $4,964,580,856, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,933,887,468
Aggregate unrealized (depreciation) of investment securities	(447,482,587)
Net unrealized appreciation of investment securities	$1,486,404,881

Cost of investments for tax purposes is $11,924,024,426.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums and contingent payment debt instruments, on August 31, 2015, undistributed net investment income was increased by $92,644,136, undistributed net realized gain was decreased by $92,618,693 and shares of beneficial interest was decreased by $25,443. This reclassification had no effect on the net assets of the Fund.

31                         Invesco Equity and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	132,855,407	$1,407,335,195	123,294,433	$1,338,786,753
Class B	391,128	4,066,382	681,308	7,216,215
Class C	31,927,192	332,741,941	27,559,284	294,554,564
Class R	5,817,559	61,877,721	6,158,932	67,354,694
Class Y	29,754,125	316,032,681	25,562,881	279,392,264
Class R5	14,653,172	154,978,913	21,087,163	228,477,944
Class R6	13,351,616	140,910,100	11,239,560	122,857,003

Issued as reinvestment of dividends:
Class A	101,273,868	1,032,701,699	59,884,857	626,269,537
Class B	3,975,218	39,580,117	3,366,931	34,386,317
Class C	15,458,277	154,681,888	8,120,425	83,387,271
Class R	2,401,902	24,594,997	1,367,065	14,353,524
Class Y	7,619,261	77,752,111	3,766,637	39,437,002
Class R5	4,569,798	46,663,503	2,125,920	22,271,818
Class R6	1,726,337	17,634,474	533,196	5,601,728

Automatic conversion of Class B shares to Class A shares:
Class A	10,509,185	111,300,490	12,844,760	139,827,651
Class B	(10,741,031)	(111,300,490)	(13,105,664)	(139,827,651)

Reacquired:
Class A	(148,952,999)	(1,580,465,618)	(144,137,291)	(1,569,278,061)
Class B	(5,457,994)	(56,771,422)	(7,178,837)	(76,518,052)
Class C	(22,383,709)	(232,743,839)	(16,168,255)	(173,509,449)
Class R	(6,407,390)	(68,196,804)	(5,756,408)	(63,009,587)
Class Y	(22,048,368)	(231,509,029)	(12,079,237)	(131,156,310)
Class R5	(13,327,278)	(141,098,524)	(11,162,020)	(121,650,155)
Class R6	(9,037,781)	(94,703,092)	(2,336,610)	(25,471,824)
Net increase in share activity	137,927,495	$1,406,063,394	95,669,030	$1,003,753,196

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

32                         Invesco Equity and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$11.42	$0.15		$(0.33)	$(0.18)	$(0.28)	$(0.95)	$(1.23)	$10.01	(1.65)%	$9,879,022	0.79	%(d)	0.80	%(d)	1.38	%(d)	69%
Year ended 08/31/14	10.43	0.22	(e)	1.56	1.78	(0.20)	(0.59)	(0.79)	11.42	17.86	10,181,796	0.79		0.80		1.99	(e)	60
Year ended 08/31/13	9.05	0.17		1.42	1.59	(0.21)	—	(0.21)	10.43	17.80	8,752,700	0.78		0.79		1.74		26
Year ended 08/31/12	8.19	0.17		0.85	1.02	(0.16)	—	(0.16)	9.05	12.67	7,878,694	0.80		0.81		2.05		21
Year ended 08/31/11	7.53	0.15		0.66	0.81	(0.15)	—	(0.15)	8.19	10.78	7,908,623	0.81		0.81		1.74		22
Class B
Year ended 08/31/15	11.18	0.07		(0.32)	(0.25)	(0.20)	(0.95)	(1.15)	9.78	(2.41)	271,120	1.54	(d)	1.55	(d)	0.63	(d)	69
Year ended 08/31/14	10.22	0.13	(e)	1.54	1.67	(0.12)	(0.59)	(0.71)	11.18	17.01	442,318	1.54		1.55		1.24	(e)	60
Year ended 08/31/13	8.87	0.09		1.39	1.48	(0.13)	—	(0.13)	10.22	16.90	570,146	1.53		1.54		0.99		26
Year ended 08/31/12	8.04	0.15		0.83	0.98	(0.15)	—	(0.15)	8.87	12.36	739,631	1.02		1.56		1.83		21
Year ended 08/31/11	7.39	0.14		0.65	0.79	(0.14)	—	(0.14)	8.04	10.69 (f)	1,014,527	0.84	(f)	0.98	(f)	1.71	(f)	22
Class C
Year ended 08/31/15	11.24	0.07		(0.33)	(0.26)	(0.20)	(0.95)	(1.15)	9.83	(2.48)	1,667,769	1.54	(d)	1.55	(d)	0.63	(d)	69
Year ended 08/31/14	10.27	0.13	(e)	1.55	1.68	(0.12)	(0.59)	(0.71)	11.24	17.03	1,624,965	1.54		1.55		1.24	(e)	60
Year ended 08/31/13	8.91	0.10		1.40	1.50	(0.14)	—	(0.14)	10.27	16.95	1,284,225	1.53		1.54		0.99		26
Year ended 08/31/12	8.07	0.11		0.83	0.94	(0.10)	—	(0.10)	8.91	11.77 (g)	1,157,325	1.54	(g)	1.54	(g)	1.31	(g)	21
Year ended 08/31/11	7.42	0.09		0.65	0.74	(0.09)	—	(0.09)	8.07	9.95 (g)	1,216,936	1.54	(g)	1.54	(g)	1.01	(g)	22
Class R
Year ended 08/31/15	11.47	0.13		(0.34)	(0.21)	(0.26)	(0.95)	(1.21)	10.05	(1.98)	221,987	1.04	(d)	1.05	(d)	1.13	(d)	69
Year ended 08/31/14	10.47	0.19	(e)	1.58	1.77	(0.18)	(0.59)	(0.77)	11.47	17.60	232,455	1.04		1.05		1.74	(e)	60
Year ended 08/31/13	9.08	0.15		1.43	1.58	(0.19)	—	(0.19)	10.47	17.57	193,610	1.03		1.04		1.49		26
Year ended 08/31/12	8.23	0.15		0.85	1.00	(0.15)	—	(0.15)	9.08	12.23	176,940	1.05		1.06		1.80		21
Year ended 08/31/11	7.57	0.13		0.66	0.79	(0.13)	—	(0.13)	8.23	10.45	182,135	1.06		1.06		1.49		22
Class Y
Year ended 08/31/15	11.43	0.17		(0.33)	(0.16)	(0.31)	(0.95)	(1.26)	10.01	(1.49)	784,238	0.54	(d)	0.55	(d)	1.63	(d)	69
Year ended 08/31/14	10.43	0.24	(e)	1.58	1.82	(0.23)	(0.59)	(0.82)	11.43	18.25	719,931	0.54		0.55		2.24	(e)	60
Year ended 08/31/13	9.05	0.20		1.41	1.61	(0.23)	—	(0.23)	10.43	18.10	477,207	0.53		0.54		1.99		26
Year ended 08/31/12	8.20	0.20		0.84	1.04	(0.19)	—	(0.19)	9.05	12.83	410,600	0.55		0.56		2.30		21
Year ended 08/31/11	7.54	0.17		0.67	0.84	(0.18)	—	(0.18)	8.20	11.04	422,009	0.56		0.56		1.99		22
Class R5
Year ended 08/31/15	11.43	0.18		(0.32)	(0.14)	(0.32)	(0.95)	(1.27)	10.02	(1.32)	411,579	0.47	(d)	0.48	(d)	1.70	(d)	69
Year ended 08/31/14	10.43	0.25	(e)	1.58	1.83	(0.24)	(0.59)	(0.83)	11.43	18.33	402,366	0.48		0.49		2.30	(e)	60
Year ended 08/31/13	9.05	0.20		1.42	1.62	(0.24)	—	(0.24)	10.43	18.17	241,540	0.47		0.48		2.05		26
Year ended 08/31/12	8.20	0.21		0.84	1.05	(0.20)	—	(0.20)	9.05	12.96	238,392	0.44		0.44		2.41		21
Year ended 08/31/11	7.54	0.19		0.65	0.84	(0.18)	—	(0.18)	8.20	11.16	156,096	0.39		0.39		2.16		22
Class R6
Year ended 08/31/15	11.43	0.19		(0.33)	(0.14)	(0.33)	(0.95)	(1.28)	10.01	(1.33)	191,328	0.37	(d)	0.38	(d)	1.80	(d)	69
Year ended 08/31/14	10.43	0.26	(e)	1.58	1.84	(0.25)	(0.59)	(0.84)	11.43	18.44	149,346	0.39		0.40		2.39	(e)	60
Year ended 08/31/13(h)	9.27	0.21		1.14	1.35	(0.19)	—	(0.19)	10.43	14.81	37,884	0.37	(i)	0.38	(i)	2.15	(i)	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $10,208,819, $363,318, $1,680,212, $233,026, $775,006, $433,625 and $162,423 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.16 and 1.47%, $0.07 and 0.72%, $0.07 and 0.72%, $0.13 and 1.22%, $0.18 and 1.72%, $0.19 and 1.78% and $0.20 and 1.87% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.28% for the year ended August 31, 2011.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.97% for the years ended August 31, 2012 and August 31, 2011, respectively.
(h)	Commencement date of September 24, 2012.
(i)	Annualized.

33                         Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

34                         Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$964.60	$3.91	$1,021.22	$4.02	0.79%
B	1,000.00	960.90	7.61	1,017.44	7.83	1.54
C	1,000.00	960.20	7.61	1,017.44	7.83	1.54
R	1,000.00	962.60	5.14	1,019.96	5.30	1.04
Y	1,000.00	965.80	2.68	1,022.48	2.75	0.54
R5	1,000.00	966.20	2.33	1,022.84	2.40	0.47
R6	1,000.00	965.70	1.83	1,023.34	1.89	0.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

35                         Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equity and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited , Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares

36                         Invesco Equity and Income Fund

of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of three mutual funds sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco

Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by

Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

37                         Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,058,948,660
Qualified Dividend Income*	67.98%
Corporate Dividends Received Deduction*	43.43%
U.S. Treasury Obligations*	4.14%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$88,687,889

38                         Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equity and Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                     VK-EQI-AR-1                 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco Floating Rate Fund
Nasdaq: A: AFRAX ¡ C: AFRCX ¡ R: AFRRX ¡ Y: AFRYX ¡ R5: AFRIX ¡ R6: AFRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and

Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Floating Rate Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Floating Rate Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market and style-specific indexes. The Fund invests in lower-rated fixed income instruments, primarily senior secured corporate loans.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.42%
Class C Shares	-1.07
Class R Shares	-0.79
Class Y Shares	-0.31
Class R5 Shares	-0.29
Class R6 Shares	-0.06
Barclays U.S. Aggregate Index▼ (Broad Market Index)	1.56
Credit Suisse Leveraged Loan Index■ (Style-Specific Index)	1.39
Lipper Loan Participation Funds Classification Average¿ (Peer Group)	0.23
Source(s): ▼FactSet Research Systems Inc.; ■ Bloomberg LP; ¿Lipper Inc.

Market conditions and your Fund

During the fiscal year covered by this report, the senior secured loan market was generally steady in terms of price volatility on both a relative and an absolute level with the vast majority of loans trading at or near par. At the same time, credit-specific weakness in a number of names caused the average price of loans to drop to $96.89 at the end of the fiscal year, according to the S&P/LSTA Leveraged Loan Index.1 Given the price at the end of the fiscal year, senior secured loans were providing a 5.91% yield.1 While loans continued to show correlation with equities and other high-risk assets, loans experienced meaningfully lower levels of volatility. Some of the lack of loan volatility was a function of a generally benign credit environment and a low default rate. Additionally, loan prices were supported by strong technicals as loan demand remained robust throughout the fiscal year. This demand principally came from:

■	Collateralized loan obligation (CLO) issuance, which during the fiscal year remained strong with total inflows of $125.12 billion.[2]
■	Net retail flows that were muted at -$28.33 billion during the same period.[2]
■	Institutional flows.

Corporate issuers in the senior secured loan market have benefited from robust capital markets since 2009, and issuers have generally maintained good credit performance, strengthened their balance sheets, improved liquidity and addressed near-term maturities. The trailing 12-month default rate by principal amounted to 1.30% through August 31, 2015.1 The trailing 12-month default rate was well below the long-term average of 3.19% and the calendar year 2015 outlook for defaults remains benign as there are few near-term catalysts.1

    Despite loans’ negative performance during several months of the Fund’s fiscal year, the asset class continued to be an effective diversifier – providing relatively lower volatility than other credit-based assets during August 2015 and posting relatively strong performance on a 2015 calendar year-to-date basis.3

    While direct exposure to China and commodities was muted for the loan asset class, the recent softness in loans was in part the result of contagion. Concerns regarding global growth induced volatility in credit-based assets, declining oil/commodity prices further pressured high yield bond prices, and redemptions in high yield bonds and loan retail funds pushed prices lower. In periods in which the market is selling off, loans typically perform in sympathy with broader capital markets but the senior position in the capital structure and secured status can help lower volatility as the structural features serve as a form of protection.

    We managed the Fund with a view toward taking advantage of what appeared to be an expanding (albeit slowly) economy, an absence of corporate restructurings, and strong demand for floating rate assets from investors concerned about how rising interest rates might impact the market value of longer-dated fixed income investments.

Portfolio Composition* By credit quality
BBB	0.6%
BBB-	2.2
BB+	7.6
BB	14.0
BB-	15.7
B+	14.5
B	24.3
B-	8.8
CCC+	7.1
CCC	0.7
D	0.5
NR	3.6
Equity	0.4

Top 10 Debt Issuers*
1.	Asurion LLC	2.1%
2.	Level 3 Communications, Inc.	1.8
3.	First Data Corp.	1.8
4.	iHeart Communications, Inc.	1.8
5.	Realogy Corp.	1.3
6.	Valeant Pharmaceutical International, Inc.	1.3
7.	Federal-Mogul Corp.	1.3
8.	Freescale Semiconductor Inc.	1.3
9.	Transdigm Inc.	1.2
10.	Alpha Topco Ltd.	1.2

Total Net Assets	$2.3 billion

Total Number of Holdings*	659

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4 Invesco Floating Rate Fund

As part of the Fund’s investment strategy, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe loans are overbought and increasing risk when we believe loans are oversold. The Fund ben-efited from some of the newer primary institutional loans which exhibited low levels of market volatility during the reporting period and were sold at prices that offered, in our opinion, above-market returns for the associated risk.

We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading. While we were successful in this approach for the majority of the Fund’s fiscal year, security selection proved to be a detractor from the Fund’s performance beginning in June. More specifically, one position, Millennium Laboratories, was a key driver of the Fund’s underperformance. Additionally, several positions in the oil and gas sector were major causes of underperformance.

The Fund’s allocations to information technology, food and tobacco, and service companies were the top three leading contributors to Fund performance. More specifically, by individual credit investments the top three contributors to Fund returns were Scientific Games, Asurion and First Data. The Fund’s allocation to structured products and reorganized equities, although small, added to relative performance versus the Fund’s style-specific index, the Credit Suisse Leveraged Loan Index. The Fund’s allocation to recent primary deals, broadly speaking, also contributed to relative Fund performance.

The Fund’s allocations to energy, metals and mining, utility and health care companies all detracted from

Fund performance on a sector basis. On an individual name basis, detractors from returns included Millennium Laboratories, Seadrill, Fieldwood and Texas Competitive Electric Holdings Co. Additionally, on a credit specific basis, our investments in Getty Images and Weight Watchers both hurt Fund performance.

Senior secured loans are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds – and senior secured loans can provide a natural hedge against rising interest rates.

We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Federal Reserve and certain central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

As always, we appreciate your continued participation in Invesco Floating Rate Fund.

1	Source: Standard & Poor’s
2	Source: J.P. Morgan
3	Source: Credit Suisse

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Tom Ewald Portfolio Manager, is lead manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Scott Baskind Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in
1999. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco in
2010. Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a Master of Management degree in finance from Northwestern University.

5                         Invesco Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1	Source: Bloomberg LP
2	Source: FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Floating Rate Fund

Average Annual Total Returns

As of 8/31/15, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	3.95%
10 Years	3.36
5 Years	4.34
1 Year	-2.87

Class C Shares
Inception (3/31/00)	3.29%
10 Years	3.10
5 Years	4.32
1 Year	-2.02

Class R Shares
10 Years	3.39%
5 Years	4.58
1 Year	-0.79

Class Y Shares
10 Years	3.76%
5 Years	5.10
1 Year	-0.31

Class R5 Shares
10 Years	3.92%
5 Years	5.17
1 Year	-0.29

Class R6 Shares
10 Years	3.72%
5 Years	5.08
1 Year	-0.06

On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class A shares prior to that date is that of the Closed-End Fund’s Class B shares and includes the management and 12b-1 fees applicable to B shares.

On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class C shares prior to that date is that of the Closed-End Fund’s Class C shares and includes the management and 12b-1 fees applicable to C shares.

Class R shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R5 shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and

Average Annual Total Returns

As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.06%
10 Years	3.63
5 Years	5.05
1 Year	-1.49

Class C Shares
Inception (3/31/00)	3.42%
10 Years	3.37
5 Years	5.06
1 Year	-0.50

Class R Shares
10 Years	3.66%
5 Years	5.32
1 Year	0.73

Class Y Shares
10 Years	4.04%
5 Years	5.88
1 Year	1.35

Class R5 Shares
10 Years	4.20%
5 Years	5.92
1 Year	1.38

Class R6 Shares
10 Years	3.99%
5 Years	5.79
1 Year	1.34

includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.04%, 1.54%, 1.29%,

0.79%, 0.77% and 0.70%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.05%, 1.55%, 1.30%, 0.80%, 0.78% and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■

As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the Closed-End Fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the Closed-End Fund.

■	On July 27, 2006, all Class B1 shares converted into Class A shares.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■

Borrowing risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Borrowing may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing may also cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, borrowing will cause the Fund to incur interest expenses and other fees. There can be no assurance that the Fund’s borrowing strategy will be successful.

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the completion of the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■

Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

■

Credit-linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. Even in the case of collateralized debt obligations, there is no assurance that the sale of collateral would raise enough cash to satisfy an issuer’s payment obligations or that the collateral can or will be liquidated.

■

Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable

8                         Invesco Floating Rate Fund

time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■

Floating rate risk. The Fund may invest in floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Industry focus risk. To the extent a Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and the overall economy.
■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■

Liquidity risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
■	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
■	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of US dollar facilities in the leverage loan market.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Floating Rate Fund

Schedule of Investments

August 31, 2015

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Variable Rate Senior Loan Interests–88.74%(a)(b)
Aerospace & Defense–2.21%
BE Aerospace Inc., Term Loan	4.00%	12/16/21		$1,961	$1,973,733
Camp International Holding Co., First Lien Term Loan	4.75%	05/31/19		3,677	3,653,917
Second Lien Term Loan	8.25%	11/30/19		258	258,252
Consolidated Aerospace Manufacturing, LLC, Term Loan(c)	—	08/11/22		2,393	2,387,311
Element Materials Technology Group US Holdings Inc., Term Loan B	5.00%	08/06/21		961	963,394
IAP Worldwide Services, Revolver Loan(d)	0.00%	07/18/18		877	859,152
Second Lien Term Loan	8.00%	07/18/19		1,026	1,030,943
Landmark U.S. Holdings LLC, Canadian Term Loan	4.75%	10/25/19		245	243,862
First Lien Term Loan	4.75%	10/25/19		6,175	6,144,410
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18		1,782	1,764,417
Sequa Corp., Term Loan	5.25%	06/19/17		4,501	3,843,707
Transdigm Inc., Term Loan C	3.75%	02/28/20		11,587	11,489,902
Term Loan D	3.75%	06/04/21		7,009	6,950,395
Term Loan E	3.50%	05/14/22		10,230	10,131,549
					51,694,944

Air Transport–0.51%
American Airlines, Inc., Term Loan	3.25%	06/26/20		4,004	3,972,494
Delta Air Lines, Inc., Revolver Loan(d)	0.00%	10/18/17		1,145	1,111,943
Gol LuxCo S.A. (Luxembourg), Term Loan(c)	—	08/31/20		5,842	5,819,747
United Continental Holdings, Inc., Term Loan B-1	3.50%	09/15/21		959	958,872
					11,863,056

Automotive–4.25%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/20		4,794	4,803,432
Allison Transmission, Inc., Term Loan B-3	3.50%	08/23/19		1,076	1,075,012
American Tire Distributors, Inc., Term Loan	5.25%	09/01/21		8,612	8,665,663
Autoparts Holdings Ltd., First Lien Term Loan	7.00%	07/29/17		1,283	1,154,356
BBB Industries, LLC, First Lien Term Loan	6.00%	11/03/21		2,357	2,357,464
Second Lien Term Loan	9.75%	11/03/22		1,033	1,010,131
Dealer Tire, LLC, Term Loan	5.50%	12/22/21		2,571	2,592,103
Dexter Axle Co., Term Loan	4.50%	02/28/20		3,447	3,425,476
FCA US LLC, Term Loan	3.50%	05/24/17		2,034	2,033,399
Federal-Mogul Corp., Term Loan C	4.75%	04/15/21		30,586	29,935,807
Gates Global, LLC, Term Loan	4.25%	07/05/21		8,937	8,583,350
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.75%	04/30/19		1,462	1,468,503
Henniges Automotive Holdings, Inc., Term Loan	5.50%	06/12/21		2,173	2,175,432
Key Safety Systems, Inc., Term Loan	4.75%	08/29/21		652	651,343
Midas Intermediate Holdco II, LLC, Delayed Draw Term Loan	4.50%	08/18/21		235	235,712
Term Loan	4.50%	08/18/21		2,088	2,091,948
MPG Holdco I Inc., Term Loan B-1	3.75%	10/20/21		3,150	3,146,831
Nelson Bidco Limited (United Kingdom), Second Lien Term Loan(c)	—	12/17/22	GBP	1,000	1,547,160
TI Group Automotive Systems, L.L.C., Term Loan	4.50%	06/25/22		6,914	6,893,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Automotive–(continued)
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/20	$5,920	$5,903,008
Transtar Holding Co., First Lien Term Loan	5.75%	10/09/18	4,645	4,604,087
Second Lien Term Loan	10.00%	10/09/19	1,654	1,608,142
Wand Intermediate I L.P., First Lien Term Loan	4.75%	09/17/21	1,980	1,984,036
Second Lien Term Loan	8.25%	09/19/22	1,406	1,399,021
				99,344,472

Beverage and Tobacco–0.06%
Winebow Holdings, Inc., Second Lien Term Loan (Acquired 07/02/14; Cost $1,498,598)	8.50%	12/31/21	1,508	1,455,393

Building & Development–2.35%
ABC Supply Co., Inc., Term Loan B	3.50%	04/16/20	3,092	3,083,148
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20	4,080	4,110,126
Distribution International, Inc., First Lien Term Loan	6.00%	12/15/21	1,602	1,582,303
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan(d)	0.00%	02/28/17	13	9,590
PIK Exit Revolver Loan(e)	5.00%	02/28/17	153	115,475
Mannington Mills, Inc., Term Loan	4.75%	10/01/21	1,162	1,165,381
Mueller Water Products, Inc., Term Loan	4.00%	11/25/21	105	105,415
Nortek, Inc., Incremental Term Loan 1	3.50%	10/30/20	1,711	1,702,430
Quikrete Holdings, Inc., First Lien Term Loan	4.00%	09/28/20	9,428	9,394,883
Re/Max International, Inc., Term Loan	4.25%	07/31/20	2,748	2,757,383
Realogy Corp., Revolver Loan(d)	0.00%	03/05/18	5,984	5,774,207
Synthetic LOC	4.45%	10/10/16	—	289
Term Loan B	3.75%	03/05/20	25,334	25,286,807
				55,087,437

Business Equipment & Services–9.59%
Accelya International S.A. (Luxembourg), Term Loan A-1	5.03%	03/06/20	2,272	2,266,237
Term Loan A-2	5.03%	03/06/20	785	783,140
Acosta, Inc., Term Loan B-1	4.25%	09/26/21	4,394	4,357,707
Asurion LLC, Incremental Term Loan B-2	4.25%	07/08/20	19,855	19,414,200
Second Lien Incremental Term Loan	8.50%	03/03/21	27,005	26,554,873
Incremental Term Loan B-4	5.00%	08/04/22	2,695	2,672,208
AVSC Holding Corp., First Lien Term Loan	4.50%	01/24/21	2,464	2,451,115
Brickman Group Ltd. LLC, First Lien Term Loan	4.00%	12/18/20	1,718	1,696,272
Second Lien Term Loan	7.50%	12/17/21	1,110	1,088,698
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17	225	219,790
Caraustar Industries, Inc., Incremental Term Loan	8.00%	05/01/19	5,843	5,847,725
Incremental Term Loan	8.00%	05/01/19	330	329,905
Cast and Crew Payroll, LLC, Term Loan	4.75%	08/12/22	1,624	1,617,601
Checkout Holding Corp., Second Lien Term Loan	7.75%	04/11/22	4,379	3,078,096
Term Loan B	4.50%	04/09/21	7,492	6,705,571
Connolly, LLC, Second Lien Term Loan	8.00%	05/14/22	3,931	3,948,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–(continued)
Crossmark Holdings, Inc., First Lien Term Loan	4.50%	12/20/19		$4,590	$4,080,434
Second Lien Term Loan	8.75%	12/21/20		576	466,909
Dream Secured BondCo AB (Sweden), Mezzanine Loan(c)	—	08/15/19	EUR	4,000	4,617,650
Emdeon Inc., Term Loan B-2	3.75%	11/02/18		3,885	3,879,624
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18		3,809	3,804,233
First Data Corp., Second Lien Term Loan	3.70%	03/24/17		10,732	10,716,342
Term Loan	3.70%	03/24/18		24,815	24,667,754
Term Loan	3.70%	09/24/18		3,107	3,088,465
Term Loan	4.20%	03/24/21		969	969,286
Term Loan	3.95%	07/08/22		1,069	1,064,012
Genesys Telecom Holdings, U.S., Inc., Term Loan	4.00%	02/08/20		785	782,720
Term Loan 2	4.50%	11/13/20		5,045	5,045,086
Global Healthcare Exchange, LLC, Term Loan(c)	—	08/15/22		1,552	1,556,370
Inmar, Inc., Second Lien Term Loan	8.00%	01/27/22		306	299,938
Term Loan	4.25%	01/27/21		1,712	1,695,508
Intertrust Group Holding B.V. (Netherlands), Second Lien Term Loan 2	8.00%	04/16/22		3,172	3,180,967
Term Loan B-5	4.53%	04/16/21		1,746	1,750,679
Karman Buyer Corp., Second Lien Term Loan	7.50%	07/25/22		2,541	2,475,928
Term Loan	4.25%	07/23/21		8,515	8,444,217
Kronos Inc., First Lien Incremental Term Loan	4.50%	10/30/19		601	601,738
Second Lien Term Loan	9.75%	04/30/20		1,710	1,744,319
Learning Care Group (US) No. 2 Inc., Term Loan	5.00%	05/05/21		2,363	2,367,878
LS Deco LLC, Term Loan B	5.50%	05/21/22		2,035	2,053,038
Nuance Communications, Inc., Term Loan C	2.95%	08/07/19		6,059	6,021,434
Prime Security Services Borrower, LLC, First Lien Term Loan B	5.00%	07/01/21		3,496	3,497,977
Second Lien Term Loan B	9.75%	07/01/22		1,317	1,305,935
Sensus USA, Inc., First Lien Term Loan	4.50%	05/09/17		3,322	3,317,401
ServiceMaster Co., (The), Term Loan	4.25%	07/01/21		1,403	1,400,003
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19		16,928	16,748,437
Stiphout Finance LLC, Second Lien Term Loan(c)	—	01/01/23		1,020	1,022,392
Term Loan(c)	—	01/01/22		1,989	1,993,328
SunGard Data Systems Inc., Term Loan C	3.94%	02/28/17		791	791,237
TNS Inc., First Lien Term Loan	5.00%	02/14/20		4,032	4,043,671
Second Lien Term Loan	9.00%	08/14/20		241	239,589
Trans Union LLC, Term Loan B-2	3.50%	04/09/21		9,057	9,003,356
Wash MultiFamily Acquisition Inc., First Lien Canadian Term Loan	4.25%	05/14/22		357	354,743
First Lien Term Loan	4.25%	05/14/22		2,036	2,025,608
Second Lien Canadian Term Loan	8.00%	05/12/23		39	39,154
Second Lien Term Loan	8.00%	05/14/23		222	223,548
					224,412,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Cable & Satellite Television–3.81%
Altice Financing SA (Luxembourg), Term Loan	5.50%	07/02/19		$1,515	$1,524,943
Term Loan(c)	—	02/04/22	EUR	1,000	1,126,448
Term Loan	5.25%	02/04/22		3,874	3,905,817
Cequel Communications, LLC, Revolver Loan(d)	0.00%	02/14/17		9,469	9,303,184
Charter Communications Operating, LLC, Term Loan I	3.50%	01/24/23		15,588	15,589,878
ION Media Networks, Inc., Term Loan B-1	4.75%	12/18/20		2,743	2,749,365
MCC Iowa LLC, Term Loan H	3.25%	01/29/21		3,244	3,211,286
Term Loan J	3.75%	06/30/21		1,854	1,851,695
Mediacom Illinois LLC, Term Loan E	3.16%	10/23/17		1,913	1,909,693
Term Loan G	3.50%	06/30/21		2,243	2,239,850
Numericable Group SA (France), Term Loan B-5	4.00%	07/31/22		2,224	2,219,029
Quebecor Media Inc. (Canada), Term Loan B-1	3.25%	08/17/20		2,467	2,425,204
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan F	3.50%	06/30/23		13,995	13,865,305
WideOpenWest Finance, LLC, Term Loan B	4.50%	04/01/19		8,086	8,075,437
Term Loan B-1	3.75%	07/17/17		921	919,424
Ziggo B.V. (Netherlands), Term Loan B-1	3.50%	01/15/22		6,854	6,775,437
Term Loan B-2	3.50%	01/15/22		4,417	4,366,219
Term Loan B-3	3.50%	01/15/22		7,264	7,180,871
					89,239,085

Chemicals & Plastics–3.26%
Allnex & Cy S.C.A., Term Loan B-1	4.50%	10/03/19		566	566,947
Term Loan B-2	4.50%	10/03/19		294	294,171
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18		1,970	1,766,001
Charter NEX US Holdings, Inc., First Lien Term Loan	5.25%	02/07/22		1,130	1,136,695
Chemours Co. (The), Term Loan B	3.75%	05/12/22		4,050	3,919,270
Chemstralia Finco LLC., Term Loan (Acquired 02/09/15; Cost $4,002,252)	7.25%	02/28/22		4,197	4,207,124
Chromaflo Technologies Corp., First Lien Term Loan B	4.50%	12/02/19		346	336,975
Second Lien Term Loan (Acquired 11/20/13; Cost $812,030)	8.25%	06/02/20		815	774,309
Colouroz Investment LLC (Germany), First Lien Term Loan B-2	4.50%	09/07/21		4,309	4,303,499
Second Lien Term Loan B-2	8.25%	09/06/22		4,949	4,942,769
Term Loan C	4.50%	09/07/21		712	712,533
Constantinople Acquisition GmbH (Austria), Term Loan B-1	4.75%	04/29/22		274	275,833
Term Loan B-2	4.75%	04/29/22		1,409	1,416,441
Eco Services Operations LLC, Term Loan	4.75%	12/04/21		2,190	2,184,230
Ferro Corp., Term Loan (Acquired 08/04/14; Cost $1,352,946)	4.00%	07/31/21		1,359	1,358,747
Gemini HDPE LLC, Term Loan	4.75%	08/07/21		1,606	1,609,112
HII Holding Corp., First Lien Term Loan	4.25%	12/20/19		2,025	2,015,680
Huntsman International LLC, Incremental Term Loan 1	3.75%	10/01/21		2,279	2,283,888
Ineos Holdings Ltd., Term Loan	3.75%	05/04/18		8,256	8,234,412
Term Loan	4.25%	03/31/22		1,115	1,114,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Chemicals & Plastics–(continued)
MacDermid, Inc., First Lien Term Loan B	4.50%	06/07/20	$465	$465,147
Term Loan B-2	4.75%	06/07/20	1,286	1,289,071
OMNOVA Solutions, Inc., Term Loan B-1	4.25%	05/31/18	2,506	2,504,052
Otter Products, LLC, Term Loan B	5.75%	06/03/20	6,157	6,059,769
Oxea Finance LLC, First Lien Term Loan B-2	4.25%	01/15/20	5,493	5,376,317
Second Lien Term Loan	8.25%	07/15/20	1,557	1,466,348
Prolampac Intermediate Inc., Second Lien Term Loan	9.25%	08/18/23	1,289	1,266,683
Term Loan	5.00%	08/18/22	3,332	3,340,201
Royal Holdings, Inc., Second Lien Term Loan	8.50%	06/19/23	660	661,251
Term Loan	4.50%	06/19/22	387	386,078
Styrolution US Holding LLC, First Lien Term Loan B-1	6.50%	11/07/19	6,957	7,009,072
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20	1,559	1,559,540
Trinseo Materials Finance, Inc., Term Loan B	4.25%	11/05/21	1,409	1,408,315
				76,244,684

Clothing & Textiles–1.10%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan	5.50%	05/27/21	4,319	4,322,768
Delayed Draw Incremental Term Loan(d)	0.00%	05/27/21	328	328,310
Second Lien Delayed Draw Incremental Term Loan(d)	0.00%	05/23/22	99	99,052
Second Lien Term Loan	9.50%	05/27/22	2,243	2,265,124
Ascena Retail Group, Inc., Term Loan B(c)	—	08/21/22	16,608	16,290,194
Varsity Brands Holding Co., Inc., Term Loan	5.00%	12/11/21	2,484	2,494,391
				25,799,839

Conglomerates–0.65%
CeramTec Acquisition Corp., Term Loan B-1	4.25%	08/30/20	3,231	3,232,769
Term Loan B-2	4.25%	08/30/20	332	332,322
Term Loan B-3	4.25%	08/30/20	978	978,431
Epiq Systems, Inc., Term Loan	4.50%	08/27/20	5,350	5,336,205
Jarden Corp., Term Loan B-2	2.95%	07/30/22	35	34,552
Penn Engineering & Manufacturing Corp., Incremental Term Loan B	4.00%	08/30/21	125	124,568
Spectrum Brands, Inc., Term Loan	3.75%	06/23/22	1,791	1,794,663
Tekni-Plex, Inc., Second Lien Term Loan	8.75%	06/01/23	1,122	1,123,764
Term Loan B-1	4.50%	06/01/22	2,175	2,169,001
				15,126,275

Containers & Glass Products–1.71%
Berlin Packaging, LLC, Second Lien Term Loan	7.75%	10/01/22	760	756,367
Term Loan	4.50%	10/01/21	3,026	3,033,358
Berry Plastics Group, Inc., Term Loan D	3.50%	02/08/20	15,383	15,182,060
BWAY Holding Co., Term Loan	5.50%	08/14/20	2,702	2,708,322
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	930	885,631
Devix US, Inc., First Lien Term Loan B	4.25%	05/02/21	1,852	1,852,828
Duran Group (Germany), Term Loan C(c)	—	11/28/19	2,621	2,627,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Containers & Glass Products–(continued)
Hoffmaster Group, Inc., First Lien Term Loan	5.25%	05/09/20		$3,844	$3,840,799
Second Lien Term Loan	10.00%	05/09/21		786	774,368
Horizon Holdings III (France), Term Loan B(c)	—	08/07/22	EUR	3,500	3,938,367
Klockner Pentaplast of America, Inc., Term Loan	5.00%	04/28/20		1,267	1,270,607
Term Loan	5.00%	04/28/20		542	542,994
Ranpak Corp., Second Lien Term Loan	8.25%	10/03/22		415	413,245
Term Loan B-1	4.25%	10/01/21		610	609,732
Reynolds Group Holdings Inc., Incremental Term Loan	4.50%	12/01/18		1,574	1,576,409
					40,012,839

Cosmetics & Toiletries–0.47%
Prestige Brands, Inc., Term Loan B-3	3.51%	09/03/21		2,157	2,157,197
Revlon Consumer Products Corp., Term Loan	4.00%	10/08/19		2,428	2,425,304
Vogue International LLC, Term Loan B	5.75%	02/14/20		6,311	6,346,207
					10,928,708

Drugs–2.40%
BPA Laboratories, First Lien Term Loan	2.79%	07/01/17		1,202	989,532
Second Lien Term Loan	2.79%	07/01/17		1,045	817,933
Endo Pharmaceuticals Holdings Inc., Incremental Term Loan B(c)	—	01/01/22		10,552	10,574,669
Grifols Worldwide Operations USA, Inc., Term Loan B	3.20%	02/27/21		13,221	13,227,425
Valeant Pharmaceuticals International, Inc. (Canada), Series C-2 Term Loan B	3.75%	12/11/19		7,649	7,636,790
Series E-1 Term Loan B	3.75%	08/05/20		16,968	16,945,744
Series F-1, Term Loan B	4.00%	04/01/22		6,083	6,092,373
					56,284,466

Ecological Services & Equipment–0.20%
ADS Waste Holdings, Inc., Term Loan B-2	3.75%	10/09/19		4,407	4,377,942
PSSI Holdings LLC, Term Loan	5.00%	12/02/21		109	109,479
Waste Industries USA, Inc., Term Loan	4.25%	02/27/20		90	90,319
					4,577,740

Electronics & Electrical–8.66%
4L Technologies Inc., Term Loan	5.50%	05/08/20		10,259	10,104,963
Accuvant Finance LLC, Term Loan	6.25%	01/28/22		3,617	3,635,451
Avago Technologies Cayman Ltd. (Luxembourg), Term Loan	3.75%	05/06/21		9,481	9,486,897
AVG Technologies N.V. (Netherlands), Term Loan	5.75%	10/15/20		2,506	2,521,797
Blackboard Inc., Term Loan B-3	4.75%	10/04/18		8,452	8,418,449
Blue Coat Holdings, Inc., Term Loan	4.50%	05/20/22		1,640	1,632,684
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20		1,536	1,418,525
Carros US LLC, Term Loan	4.50%	09/30/21		1,230	1,229,917
CommScope, Inc., Term Loan 5	3.75%	12/29/22		5,669	5,661,192
Compuware Corp., Term Loan B-1	6.25%	12/15/19		3,413	3,328,157
Term Loan B-2	6.25%	12/15/21		1,173	1,135,089
Deltek, Inc., Term Loan	5.00%	06/25/22		9,178	9,195,158
Diamond US Holding LLC, Term Loan	4.75%	12/17/21		2,720	2,729,606
Fidji Luxembourg BC4 S.a r.l. (Luxembourg), Term Loan	6.25%	12/24/20		2,432	2,437,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Electronics & Electrical–(continued)
Freescale Semiconductor, Inc., Term Loan B-4	4.25%	02/28/20	$29,383	$29,382,684
Hyland Software, Inc., Second Lien Term Loan	8.25%	07/01/23	643	640,811
Infor (US), Inc., Term Loan B-3	3.75%	06/03/20	6,172	6,003,988
Lattice Semiconductor Corp., Term Loan	5.25%	03/10/21	2,848	2,783,837
Linxens France SA, First Lien Term Loan B-1(c)	—	01/01/22	2,790	2,785,491
Second Lien Term Loan B-1(c)	—	01/01/23	1,281	1,276,191
MA Finance Co., LLC, Term Loan C	4.50%	11/20/19	8,920	8,922,333
Mediaocean LLC, Term Loan	5.75%	08/15/22	2,160	2,154,963
Mirion Technologies, Inc., Term Loan	5.75%	03/31/22	3,391	3,405,395
MSC.Software Corp., First Lien Term Loan	5.00%	05/29/20	1,606	1,586,006
Second Lien Term Loan	8.50%	06/01/21	803	778,538
Natel Engineering Co., Inc., Term Loan	6.75%	04/10/20	2,462	2,472,371
Oberthur Technologies of America Corp., Term Loan B-2	4.50%	10/18/19	1,866	1,861,587
Omnitracs, Inc., Term Loan	4.75%	11/25/20	4,862	4,834,318
Peak 10, Inc., First Lien Term Loan	5.00%	06/17/21	454	453,150
Second Lien Term Loan (Acquired 06/18/14; Cost $780,930)	8.25%	06/17/22	788	752,186
Riverbed Technology, Inc., Term Loan	6.00%	04/24/22	7,255	7,276,242
RP Crown Parent, LLC, First Lien Term Loan	6.00%	12/21/18	13,597	12,529,216
Second Lien Term Loan	11.25%	12/20/19	602	526,806
Science Applications International Corp., Incremental Term Loan B	3.75%	05/04/22	2,821	2,828,559
Ship Luxco 3 S.a.r.l. (Luxembourg), Term Loan	4.50%	11/30/19	3,702	3,711,663
Term Loan B-2A-II	5.25%	11/30/19	1,500	1,509,533
Term Loan C-2	4.75%	11/29/19	2,401	2,414,844
SkillSoft Corp., Term Loan	5.75%	04/28/21	8,899	8,543,036
SS&C Technologies Inc., Term Loan B-1	4.00%	07/08/22	9,112	9,142,525
Term Loan B-2	4.00%	07/08/22	1,476	1,481,191
Sybil Software LLC, Term Loan	4.25%	03/20/20	1,119	1,121,326
TTM Technologies, Inc., Term Loan B	6.00%	05/31/21	6,066	5,793,111
Zebra Technologies Corp., Term Loan	4.75%	10/27/21	12,606	12,698,359
				202,605,163

Equipment Leasing–0.13%
Flying Fortress Inc., Term Loan	3.50%	04/30/20	104	104,444
IBC Capital US LLC, Term Loan	4.75%	09/09/21	3,070	2,989,804
				3,094,248

Financial Intermediaries–1.04%
Bankruptcy Management Solutions, Inc., Term Loan B	7.00%	06/27/18	22	19,413
Black Knight InfoServ, LLC, Term Loan B	3.75%	05/27/22	945	948,318
iPayment Inc., Term Loan	6.75%	05/08/17	3,978	3,909,930
MoneyGram International, Inc., Term Loan	4.25%	03/27/20	10,169	9,576,182
RJO Holdings Corp., Term Loan	6.95%	12/10/16	1,606	1,493,694
RPI Finance Trust, Term Loan B-4	3.50%	11/09/20	6,715	6,722,422
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan	4.25%	12/17/20	1,641	1,646,790
				24,316,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Food & Drug Retailers–0.93%
Albertson’s LLC, Term Loan B-4	5.50%	08/25/21		$15,933	$15,967,419
Pret A Manger (United Kingdom), Term Loan B(c)	—	06/19/20	GBP	1,150	1,764,684
Supervalu Inc., Term Loan	4.50%	03/21/19		3,944	3,960,992
					21,693,095

Food Products–3.23%
AdvancePierre Foods, Inc., First Lien Term Loan	5.75%	07/10/17		6,602	6,621,672
Second Lien Term Loan	9.50%	10/10/17		2,540	2,560,988
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18		2,985	2,981,728
Charger OpCo B.V., Term Loan B-1	4.25%	07/02/22		10,769	10,798,830
CSM Bakery Solutions LLC, First Lien Term Loan	5.00%	07/03/20		5,922	5,917,303
Second Lien Term Loan	8.75%	07/03/21		2,515	2,377,141
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18		9,401	9,418,774
Hearthside Group Holdings, LLC, Revolver Loan(d)	0.00%	06/02/19		2,701	2,668,799
Term Loan	4.50%	06/02/21		3,179	3,166,831
Hostess Brands, LLC, Second Lien Term Loan B	8.50%	08/03/23		1,231	1,236,485
JBS USA, LLC, Incremental Term Loan(c)	—	01/01/22		7,481	7,462,223
Term Loan	3.75%	05/25/18		6,906	6,906,466
Onex Wizard US Acquisition Inc., Term Loan	4.25%	03/13/22		7,020	7,030,612
Post Holdings, Inc., Incremental Term Loan A	3.75%	06/02/21		728	728,331
Revolver Loan(d)	0.00%	01/29/19		3,566	3,556,245
QCE LLC, PIK Term Loan(e)	15.00%	07/01/19		6	2,019
Shearer’s Foods, LLC, First Lien Term Loan	4.50%	06/30/21		1,823	1,807,180
Second Lien Term Loan	7.75%	06/30/22		457	449,875
					75,691,502

Food Service–1.23%
Aramark Corp., LOC	3.69%	07/26/16		82	81,751
Portillo’s Holdings, LLC, First Lien Term Loan B	4.75%	08/02/21		2,147	2,144,415
Second Lien Term Loan	8.00%	08/01/22		841	839,545
Red Lobster Management, LLC, Term Loan	6.25%	07/28/21		3,398	3,423,535
Restaurant Holding Co., LLC, First Lien Term Loan	8.75%	02/28/19		2,734	2,433,219
Steak n Shake Operations, Inc., Term Loan	4.75%	03/19/21		2,464	2,455,242
TMK Hawk Parent, Corp., First Lien Term Loan	5.25%	10/01/21		2,346	2,350,249
Second Lien Term Loan (Acquired 10/01/14; Cost $1,073,648)	8.50%	10/01/22		1,083	1,094,077
US Foods, Inc., Incremental Term Loan	4.50%	03/31/19		8,871	8,896,243
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20		9,825	4,962,838
					28,681,114

Forest Products–0.35%
Builders FirstSource, Inc., Term Loan	6.00%	07/31/22		1,369	1,365,210
NewPage Corp., Term Loan B	9.50%	02/11/21		4,718	2,838,084
Xerium Technologies, Inc., Term Loan	5.75%	05/17/19		3,966	3,988,704
					8,191,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Health Care–5.87%
Acadia Healthcare Co., Inc., Incremental Term Loan B	4.25%	02/11/22		$1,099	$1,108,494
Accellent Inc., Second Lien Term Loan	7.50%	03/11/22		2,122	2,139,057
Term Loan	4.50%	03/12/21		9,640	9,640,123
ATI Holdings, Inc., Term Loan	5.25%	12/20/19		2,295	2,307,678
Auris Luxembourg III S.a.r.l. (Luxembourg), Term Loan B-4	4.75%	01/15/22		3,524	3,529,604
CareCore National, LLC, Term Loan	5.50%	03/05/21		7,845	7,688,284
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/19		7,738	7,686,896
Community Health Systems, Inc., Incremental Term Loan F	3.57%	12/31/18		3,862	3,865,828
Concordia Healthcare Corp. (Canada), Term Loan	4.75%	04/21/22		2,231	2,238,390
Creganna Finance (US) LLC, First Lien Term Loan	4.75%	12/01/21		1,160	1,163,545
Second Lien Term Loan	9.00%	06/01/22		1,156	1,161,693
DJO Finance LLC, Term Loan	4.25%	06/08/20		8,801	8,776,574
eResearchTechnology, Inc., Term Loan	5.50%	05/08/22		2,874	2,880,556
HC Group Holdings III, Inc., Term Loan	6.00%	04/07/22		2,827	2,841,343
Hill-Rom Holdings, Inc., Term Loan B(c)	—	09/08/22		3,300	3,307,870
Indigo Cleanco Ltd. (United Kingdom), Term Loan B(c)	—	07/08/21	GBP	2,000	3,049,819
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/21		10,072	10,087,713
Kinetic Concepts, Inc., Term Loan E-1	4.50%	05/04/18		13,557	13,562,640
Millennium Laboratories, LLC, Term Loan B	5.25%	04/16/21		25,974	13,019,609
MPH Acquisition Holdings LLC, Term Loan	3.75%	03/31/21		8,472	8,384,263
National Surgical Hospitals, Inc., Term Loan	4.50%	06/01/22		1,783	1,784,729
Ortho-Clinical Diagnostics, Inc., Term Loan	4.75%	06/30/21		3,706	3,658,031
Pharmaceutical Product Development LLC, Term Loan	4.25%	08/18/22		1,939	1,930,360
Phillips-Medisize Corp., Second Lien Term Loan	8.25%	06/16/22		788	788,122
Term Loan	4.75%	06/16/21		1,615	1,615,519
Surgery Center Holdings, Inc., Second Lien Term Loan	8.50%	11/03/21		3,764	3,762,808
Term Loan	5.25%	11/03/20		3,089	3,094,251
Surgical Care Affiliates, LLC, Term Loan	4.25%	03/17/22		5,196	5,195,678
Vedici Groupe (France), Term Loan B(c)	—	07/20/22	EUR	3,000	3,375,928
Western Dental Services, Inc., Term Loan	6.00%	11/01/18		4,060	3,626,589
					137,271,994

Home Furnishings–0.31%
Britax Group Ltd., Term Loan	4.50%	10/15/20		1,773	1,329,424
Mattress Holdings Corp., Term Loan	5.00%	10/20/21		4,610	4,639,063
PGT, Inc., Term Loan	5.25%	09/22/21		1,321	1,326,564
					7,295,051

Industrial Equipment–1.65%
Accudyne Industries LLC, Term Loan	4.00%	12/13/19		1,311	1,227,013
Crosby US Acquisition Corp., First Lien Term Loan	3.75%	11/23/20		7,214	6,420,626
Second Lien Term Loan	7.00%	11/22/21		1,620	1,425,246
Delachaux S.A. (France), Term Loan B-2	4.50%	10/28/21		1,763	1,761,988
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/21		7,305	7,341,040
Filtration Group Corp., First Lien Term Loan	4.25%	11/21/20		1,445	1,446,448
Second Lien Term Loan	8.25%	11/21/21		446	447,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Industrial Equipment–(continued)
Gardner Denver, Inc., Term Loan	4.25%	07/30/20	$1,182	$1,131,100
Generac Power System, Inc., Term Loan B	3.50%	05/31/20	1,500	1,475,144
Milacron LLC, Term Loan	4.50%	09/28/20	1,437	1,440,769
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20	4,372	4,153,073
Rexnord LLC/ RBS Global, Inc., Term Loan B	4.00%	08/21/20	7,751	7,687,865
Tank Holding Corp., Term Loan	5.25%	03/16/22	889	887,504
Virtuoso US LLC, Term Loan	4.25%	02/11/21	1,714	1,716,832
				38,562,445

Insurance–0.25%
Cooper Gay Swett & Crawford Ltd., First Lien Term Loan	5.00%	04/16/20	1,911	1,757,730
Second Lien Term Loan	8.25%	10/16/20	1,300	1,065,763
York Risk Services Holding Corp., Term Loan	4.75%	10/01/21	3,161	3,040,012
				5,863,505

Leisure Goods, Activities & Movies–2.62%
Alpha Topco Ltd. (United Kingdom), Second Lien Term Loan	7.75%	07/31/22	7,492	7,370,080
Term Loan B-3	4.75%	07/30/21	20,386	20,271,326
Bright Horizons Family Solutions, Inc., Term Loan B-1	4.25%	01/30/20	470	472,230
Cinemark USA, Inc., Term Loan	3.22%	05/06/22	242	243,584
Creative Artists Agency, LLC, Term Loan	5.50%	12/17/21	2,642	2,664,867
CWGS Group, LLC, Term Loan	5.25%	02/20/20	6,224	6,252,587
Dorna Sports S.L. (Spain), Term Loan B (Acquired 04/28/14; Cost $1,779,795)	3.95%	04/30/21	1,780	1,761,997
Equinox Holdings Inc., First Lien Term Loan	5.00%	01/31/20	4,450	4,458,564
Revolver Loan(d)	0.00%	02/01/18	1,866	1,679,639
Fitness International, LLC, Term Loan B	5.50%	07/01/20	5,818	5,571,990
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/20	1,556	1,563,869
Performance Sports Group Ltd. (Canada), Term Loan	4.00%	04/15/21	387	385,863
Regal Cinemas Corp., Term Loan	3.75%	04/01/22	2,542	2,545,172
Seaworld Parks & Entertainment, Inc., Term Loan B-2(c)	—	05/14/20	3,378	3,247,215
Term Loan B-3	4.00%	05/14/20	1,176	1,167,608
Six Flags Theme Parks, Inc., Term Loan B	3.50%	06/30/22	1,316	1,319,763
US FinCo LLC, Term Loan B	4.00%	05/29/20	256	254,703
				61,231,057

Lodging & Casinos–3.07%
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/21	2,399	2,392,070
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/21	6,985	6,123,249
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18	4,494	4,460,032
ESH Hospitality, Inc., Term Loan	5.00%	06/24/19	3,771	3,811,177
Four Seasons Holdings Inc. (Canada), First Lien Term Loan	3.50%	06/27/20	3,230	3,213,475
Second Lien Term Loan	6.25%	12/27/20	485	486,819
Harrah’s Operating Co., Inc., Term Loan B-6(f)	1.50%	03/01/17	11,423	10,921,727
Hilton Worldwide Finance, LLC, Term Loan	3.50%	10/26/20	9,266	9,266,182
La Quinta Intermediate Holdings LLC, Term Loan	3.75%	04/14/21	7,624	7,620,740
Scientific Games International, Inc., Term Loan	6.00%	10/18/20	17,368	17,216,525
Twin River Management Group, Inc., Term Loan	5.25%	07/10/20	6,231	6,243,128
				71,755,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Nonferrous Metals & Minerals–0.69%
Arch Coal, Inc., Term Loan	6.25%	05/16/18	$9,570	$5,201,243
Dynacast International LLC, First Lien Term Loan B-1	4.50%	01/28/22	1,986	1,983,239
Second Lien Term Loan	9.50%	01/30/23	848	846,411
EP Minerals, LLC, Term Loan	5.50%	08/20/20	878	878,298
Novelis Inc., Term Loan	4.00%	06/02/22	7,224	7,153,271
				16,062,462

Oil & Gas–5.19%
American Energy — Marcellus, LLC, First Lien Term Loan	5.25%	08/04/20	5,037	3,036,518
Second Lien Term Loan	8.50%	08/04/21	999	283,156
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19	68	49,460
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/15/20	6,136	5,920,911
CITGO Holding Inc., Term Loan	9.50%	05/12/18	11,891	11,955,418
CJ Holding Co., Term Loan B-1(c)	—	03/23/20	334	272,833
Term Loan B-2	7.25%	03/24/22	2,761	2,215,780
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	3,945	3,648,910
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21	16,871	12,197,912
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/21	6,980	5,444,743
EMG Utica, LLC, Term Loan	4.75%	03/27/20	2,584	2,480,425
Fieldwood Energy LLC, Second Lien Term Loan	8.38%	09/30/20	16,993	6,542,176
Term Loan	3.88%	09/28/18	1,365	1,205,177
Floatel International Ltd., Term Loan	6.00%	06/27/20	6,610	4,759,028
Glenn Pool Oil & Gas Trust I, Term Loan	4.50%	05/02/16	253	252,763
HGIM Corp., Term Loan B	5.50%	06/18/20	9,137	6,468,408
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/21	4,220	3,544,430
McDermott International, Inc., Term Loan	5.25%	04/16/19	1,476	1,472,392
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	4,529	4,098,524
Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15	118	118,209
Osum Productions Corp. (Canada), Term Loan	6.50%	07/28/20	3,472	2,846,683
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/18	2,532	1,852,458
Paragon Offshore Finance Co. (Cayman Islands), Term Loan	3.75%	07/18/21	2,538	1,488,048
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/21	6,856	5,772,246
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/21	3,227	3,162,516
Samson Investment Co., Second Lien Term Loan	5.00%	09/25/18	10,513	1,655,775
Seadrill Operating LP, Term Loan	4.00%	02/21/21	26,831	18,499,705
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/21	2,434	2,088,528
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/21	1,883	1,817,236
Targa Resources Corp., Term Loan	5.75%	02/25/22	970	974,469
Veresen Midstream US LLC, Term Loan B-1	5.25%	03/31/22	5,372	5,388,105
				121,512,942

Publishing–2.19%
Chesapeake US Holdings Inc., Term Loan A	4.25%	09/30/20	1,555	1,539,631
Term Loan B	4.25%	09/30/20	3,315	3,283,365
Term Loan C	4.25%	09/30/20	2,129	2,110,365
Getty Images, Inc., Revolver Loan(d)	0.00%	10/18/17	6,893	5,342,298
Term Loan	4.75%	10/18/19	7,058	4,527,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Publishing–(continued)
Interactive Data Corp., Term Loan	4.75%	05/02/21		$308	$308,205
MediMedia USA, Inc., First Lien Term Loan	7.50%	11/20/18		2,521	2,460,800
Merrill Communications LLC, Term Loan	6.25%	06/01/22		6,430	6,422,054
Newsday, LLC, Term Loan	3.70%	10/12/16		4,979	4,985,380
ProQuest LLC, Term Loan	5.25%	10/24/21		4,871	4,886,324
Southern Graphics Inc., Term Loan	4.25%	10/17/19		3,348	3,322,651
Tribune Media Co., Term Loan B	3.75%	12/27/20		12,172	12,140,111
					51,328,224

Radio & Television–2.28%
Block Communications, Inc., Term Loan B	4.00%	11/07/21		1,161	1,166,910
Gray Television, Inc., Term Loan	3.75%	06/10/21		3,131	3,133,172
iHeartCommunications, Inc.,
Term Loan D	6.95%	01/30/19		8,709	7,718,300
Term Loan E	7.70%	07/30/19		38,655	34,628,205
Media General Inc., Term Loan B	4.00%	07/31/20		5,498	5,500,548
Sinclair Television Group Inc., Incremental Term Loan B-1	3.50%	07/30/21		1,317	1,304,136
					53,451,271

Retailers (except Food & Drug)–5.18%
Bass Pro Group, LLC, Term Loan	4.00%	06/05/20		1,624	1,620,134
David’s Bridal, Inc.,
Asset-Based Revolver Loan(d)	0.00%	10/11/17		1,573	1,431,139
Term Loan	5.25%	10/11/19		2,397	2,296,030
Eyemart Express, LLC, Term Loan B	5.00%	12/18/21		131	131,484
Fullbeauty Brands, LLC, First Lien Term Loan	4.75%	03/18/21		5,220	5,213,437
Hudson’s Bay Company (Canada), Term Loan(c)	—	01/01/22		2,826	2,835,023
J. Crew Group, Inc., Term Loan	4.00%	03/05/21		12,878	10,048,422
J.C. Penney Corp., Inc., Term Loan	5.00%	06/20/19		3,578	3,571,491
Jill Holdings LLC, Term Loan	6.00%	05/08/22		1,948	1,951,585
Kirk Beauty One GmbH (Germany),
Term Loan B-1(c)	—	08/13/22	EUR	211	237,701
Term Loan B-2(c)	—	08/13/22	EUR	129	144,842
Term Loan B-3(c)	—	08/13/22	EUR	220	248,330
Term Loan B-4(c)	—	08/13/22	EUR	146	164,869
Term Loan B-5(c)	—	08/13/22	EUR	33	36,637
Term Loan B-6(c)	—	08/13/22	EUR	168	189,127
Term Loan B-7(c)	—	08/13/22	EUR	93	104,696
Lands’ End, Inc., Term Loan B	4.25%	04/04/21		4,857	4,592,706
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21		228	227,789
Men’s Wearhouse, Inc. (The), Term Loan B	4.50%	06/18/21		6,246	6,266,381
Michaels Stores, Inc., Term Loan B	3.75%	01/28/20		352	352,038
National Vision, Inc.,
First Lien Term Loan	4.00%	03/12/21		5,859	5,729,435
Second Lien Term Loan	6.75%	03/11/22		132	129,993
Nine West Holdings, Inc., Term Loan	4.75%	10/08/19		3,545	2,840,341
Payless, Inc.,
Second Lien Term Loan	8.50%	03/11/22		2,178	1,878,212
Term Loan	5.00%	03/11/21		7,661	6,971,676
Pep Boys — Manny, Moe & Jack, Term Loan	4.25%	10/11/18		1,100	1,100,967
PetSmart, Inc., Term Loan B-1	4.25%	03/11/22		4,454	4,454,003
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/21		2,676	2,661,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Retailers (except Food & Drug)–(continued)
Savers Inc., Term Loan	5.00%	07/09/19		$4,262	$3,993,144
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/18		24,737	24,458,389
Staples, Inc., Term Loan(c)	—	01/01/21		7,079	7,059,124
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19		13,584	12,644,393
Toys ‘R’ US-Delaware, Inc.,
Canadian Term Loan A-1	8.25%	10/24/19		1,745	1,746,292
Term Loan A-1	8.25%	10/24/19		2,164	2,165,402
Term Loan B-2	5.25%	05/25/18		95	73,769
Term Loan B-3	5.25%	05/25/18		27	21,327
Wilton Brands LLC, Term Loan B	8.50%	08/30/18		1,658	1,629,943
					121,221,435

Steel–0.13%
TMS International Corp., Term Loan B	4.50%	10/16/20		3,168	3,093,087

Surface Transport–0.58%
Hertz Corp. (The), LOC (Acquired 03/14/11; Cost $546,565)	3.75%	03/11/18		552	547,107
Kenan Advantage Group, Inc.,
Canadian Term Loan	4.00%	07/31/22		242	241,858
Delayed Draw Term Loan 1(d)	0.00%	01/31/17		106	105,895
Term Loan	4.00%	07/31/22		759	758,259
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18		317	317,459
PODS Holding, LLC,
First Lien Term Loan	4.50%	02/02/22		1,422	1,425,357
Second Lien Term Loan	9.25%	02/02/23		1,276	1,299,869
Stena International S.A. (Luxembourg), Term Loan	4.00%	03/03/21		4,639	4,190,902
U.S. Shipping Corp., Term Loan B-2	5.25%	06/26/21		3,865	3,871,807
Vouvray US Finance LLC, Term Loan	5.00%	06/27/21		930	932,714
					13,691,227

Telecommunications–6.40%
Avaya Inc.,
Term Loan B-6	6.50%	03/30/18		11,451	10,778,635
Term Loan B-7	6.25%	05/29/20		12,456	10,770,372
Communications Sales & Leasing, Inc., Term Loan	5.00%	10/24/22		8,898	8,530,905
Consolidated Communications, Inc., Term Loan	4.25%	12/23/20		6,648	6,641,628
Eircom Finco S.a.r.l. (Ireland), Term Loan B-3	4.50%	05/31/22	EUR	2,737	3,042,583
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		9,956	10,007,686
Hargray Communications Group, Inc., Term Loan	5.25%	06/26/19		2,938	2,950,723
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/20		17,059	17,077,441
Term Loan B-II	3.50%	05/31/22		25,933	25,714,399
Term Loan B-III	4.00%	08/01/19		428	428,653
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21		82	82,481
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/21		5,425	4,774,159
NTELOS Inc., Term Loan B	5.75%	11/09/19		6,534	6,525,920
SBA Senior Finance II LLC, Incremental Term Loan B-2	3.25%	06/10/22		469	463,519
Syniverse Holdings, Inc.,
Term Loan	4.00%	04/23/19		5,500	5,108,125
Term Loan	4.00%	04/23/19		9,263	8,591,585
Telesat LLC, Term Loan B-2	3.50%	03/28/19		1,253	1,247,289
U.S. Telepacific Corp., Term Loan	6.00%	11/25/20		7,230	7,245,447
XO Communications, LLC, Term Loan	4.25%	03/17/21		1,404	1,398,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Telecommunications–(continued)
Yankee Cable Acquisition, LLC, Term Loan	4.25%	03/01/20		$565	$565,223
Zayo Group, LLC, Term Loan	3.75%	05/06/21		17,814	17,740,075
					149,685,148

Utilities–4.19%
Aria Energy Operating LLC, Term Loan	5.00%	05/27/22		1,729	1,720,244
Calpine Construction Finance Co., L.P.,
Term Loan B-1	3.00%	05/03/20		1,000	981,000
Term Loan B-2	3.25%	01/31/22		14,129	13,861,029
Calpine Corp.,
Term Loan	3.50%	05/27/22		5,941	5,878,530
Term Loan B	4.00%	10/30/20		8,217	8,214,281
Dynegy Inc., Term Loan B-2	4.00%	04/23/20		7,071	7,070,266
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.25%	06/19/16		2,516	2,520,110
Granite Acquisition, Inc.,
First Lien Term Loan B	5.00%	12/19/21		9,829	9,849,955
First Lien Term Loan C	5.00%	12/19/21		432	433,395
Second Lien Term Loan B	8.25%	12/19/22		1,757	1,764,597
NSG Holdings LLC, Term Loan	3.75%	12/11/19		821	815,425
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/21		1,867	1,879,165
Texas Competitive Electric Holdings Co. LLC,
DIP Revolver Loan(d)	0.00%	05/05/16		26,667	26,506,400
Term Loan(f)	4.67%	10/10/17		5,116	2,336,973
TPF II Power, LLC, Term Loan	5.50%	10/02/21		9,339	9,369,787
USIC Holding, Inc., First Lien Term Loan	4.00%	07/10/20		4,829	4,799,022
					98,000,179
Total Variable Rate Senior Loan Interests					2,076,370,006

Bonds and Notes–5.81%
Aerospace & Defense–0.17%
LMI Aerospace, Inc.(g)	7.38%	07/15/19		4,076	3,953,720

Business Equipment & Services–0.19%
ADT Corp. (The)	6.25%	10/15/21		2,222	2,305,325
First Data Corp.(g)	6.75%	11/01/20		1,977	2,085,735
					4,391,060

Cable & Satellite Television–0.50%
Altice Financing SA (Luxembourg)(g)	6.63%	02/15/23		851	851,000
Charter Communications Operating LLC(g)	4.91%	07/23/25		2,038	2,023,506
UPC Broadband Holdings, B.V. (Netherlands)(g)	7.25%	11/15/21		967	1,039,095
UPC Broadband Holdings, B.V. (Netherlands)(g)	6.88%	01/15/22		156	167,782
Virgin Media Investment Holdings Ltd. (United Kingdom)(g)	5.50%	01/15/25	GBP	3,015	4,672,783
YPSO Holding SA (France)(g)	5.63%	05/15/24	EUR	1,000	1,148,735
Ziggo B.V. (Netherlands)(g)	7.13%	05/15/24	EUR	1,400	1,719,267
					11,622,168

Chemicals & Plastics–0.35%
Chemours Co. (The)(g)	6.63%	05/15/23		1,010	883,750
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20		7,205	6,736,675
Ineos Holdings Ltd.(g)	6.13%	08/15/18		615	618,075
					8,238,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Clothing & Textiles–0.02%
SMCP S.A.S. (France)(g)	8.88%	06/15/20		EUR 350	$422,209

Containers & Glass Products–0.30%
Ardagh Glass Finance PLC(g)	6.25%	01/31/19		$1,631	1,671,775
Ardagh Glass Finance PLC(g)	7.00%	11/15/20		151	153,683
Ardagh Glass Finance PLC(g)	6.00%	06/30/21		375	374,062
Ardagh Glass Finance PLC(g)	4.25%	01/15/22	EUR	1,000	1,128,592
Reynolds Group Holdings Inc.	9.88%	08/15/19		561	591,154
Reynolds Group Holdings Inc.	5.75%	10/15/20		2,901	3,006,161
					6,925,427

Electronics & Electrical–0.25%
Blackboard Inc.(g)	7.75%	11/15/19		4,194	3,785,085
Blue Coat Holdings, Inc.(g)	8.38%	06/01/23		2,044	2,064,440
					5,849,525

Financial Intermediaries–0.30%
Cabot Financial S.A. (Luxembourg)(g)	6.50%	04/01/21	GBP	3,000	4,531,226
Garfunkelux Holdco 3 SA (Luxembourg)(g)	7.50%	08/01/22	EUR	2,220	2,503,630
					7,034,856

Food Products–0.05%
Chiquita Brands LLC	7.88%	02/01/21		190	202,825
Onex Wizard US Acquisition Inc.(g)	7.75%	02/15/23	EUR	750	870,733
					1,073,558

Forest Products–0.02%
Verso Paper Holdings LLC	11.75%	01/15/19		1,626	481,702

Health Care–0.79%
Care UK Health & Social Care PLC (United Kingdom)(g)(h)	5.58%	07/15/19	GBP	1,884	2,806,061
Community Health Systems, Inc.	6.88%	02/01/22		971	1,036,543
DJO Finance LLC(g)	10.75%	04/15/20		5,087	5,176,022
DJO Finance LLC(g)	8.13%	06/15/21		4,493	4,678,336
IDH Finance PLC (United Kingdom)(g)(h)	5.57%	12/01/18	GBP	2,000	3,061,328
Kinetic Concepts, Inc.	10.50%	11/01/18		1,764	1,856,610
					18,614,900

Industrial Equipment–0.10%
Galapagos Holding S.A. (Luxembourg)(g)(h)	4.74%	06/15/21	EUR	2,225	2,391,920

Insurance–0.16%
Domestic & General Group Ltd. (United Kingdom)(g)(h)	5.59%	11/15/19	GBP	2,450	3,759,525

Leisure Goods, Activities & Movies–0.20%
Carmike Cinemas, Inc.(g)	6.00%	06/15/23		1,019	1,044,475
Corleone Capital Ltd. (United Kingdom)(g)(h)	4.98%	08/01/18	EUR	3,240	3,603,046
					4,647,521

Lodging & Casinos–0.04%
ESH Hospitality, Inc.(g)	5.25%	05/01/25		1,019	990,977

Nonferrous Metals & Minerals–0.11%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17		3,600	2,592,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Oil & Gas–0.39%
Drill Rigs Holdings Inc.(g)	6.50%	10/01/17		$7,256	$5,478,280
FTS International, Inc.(g)(h)	7.78%	06/15/20		2,012	1,520,235
Pacific Drilling S.A. (Luxembourg)(g)	5.38%	06/01/20		2,798	2,013,497
Seventy Seven Operating LLC(g)	6.50%	07/15/22		236	105,020
					9,117,032

Radio & Television–0.05%
Sinclair Television Group, Inc.	6.38%	11/01/21		1,208	1,238,200

Retailers (except Food & Drug)–0.78%
Claire’s Stores Inc.(g)	9.00%	03/15/19		2,952	2,527,650
Claire’s Stores Inc.(g)	6.13%	03/15/20		1,210	961,950
Guitar Center, Inc.(g)	6.50%	04/15/19		6,547	6,162,364
Matalan (United Kingdom)(g)	6.88%	06/01/19	GBP	2,500	3,624,873
New Look PLC (United Kingdom)(g)(h)	4.48%	07/01/22	EUR	1,000	1,106,573
New Look PLC (United Kingdom)(g)	8.00%	07/01/23	GBP	2,725	4,003,798
					18,387,208

Telecommunications–0.90%
Avaya Inc.(g)	7.00%	04/01/19		2,320	2,088,180
Goodman Networks Inc.	12.13%	07/01/18		7,708	2,967,580
Softbank Corp. (Japan)(g)	4.75%	07/30/25	EUR	3,000	3,389,007
Wind Telecomunicazioni S.p.A. (Italy)(g)	6.50%	04/30/20		256	270,720
Wind Telecomunicazioni S.p.A. (Italy)(g)	7.00%	04/23/21	EUR	3,950	4,654,120
Wind Telecomunicazioni S.p.A. (Italy)(g)	7.38%	04/23/21		1,422	1,457,550
Windstream Corp.	7.50%	06/01/22		1,484	1,179,780
Windstream Corp.	6.38%	08/01/23		17	12,644
Zayo Group, LLC(g)	6.38%	05/15/25		5,089	5,025,387
					21,044,968

Utilities–0.14%
Calpine Corp.(g)	6.00%	01/15/22		807	867,525
Calpine Corp.(g)	7.88%	01/15/23		—	280
NRG Energy Inc.	6.25%	07/15/22		1,579	1,549,394
NRG Energy Inc.	6.63%	03/15/23		880	875,600
					3,292,799
Total Bonds and Notes					136,069,775

Structured Products–5.03%
Apidos Cinco CDO(g)(h)	4.56%	05/14/20		345	344,730
Apidos CLO IX(g)(h)	6.39%	07/15/23		3,032	3,038,352
Apidos CLO X(g)(h)	6.53%	10/30/22		2,190	2,195,394
Apidos CLO X(g)(h)	6.55%	10/30/22		3,367	3,375,293
Apidos CLO XI(g)(h)	5.42%	01/17/23		1,181	1,104,295
Apidos CLO XV(g)(h)	4.92%	10/20/25		6,500	5,909,391
Apidos Quattro CDO(g)(h)	3.89%	01/20/19		272	270,839
Ares XI CLO Ltd(g)(h)	6.29%	10/11/21		1,002	1,005,145
Atrium X LLC(g)(h)	4.79%	07/16/25		3,742	3,341,647
Babson CLO Ltd. 2007-I(g)(h)	3.54%	01/18/21		1,034	1,012,378
Babson CLO Ltd. 2013-II(g)(h)	4.79%	01/18/25		6,540	5,789,162
Carlyle Global Market Strategies CLO 2012-3(g)(h)	5.79%	10/04/24		3,188	3,156,643
Carlyle Global Market Strategies CLO 2013-1(g)(h)	5.81%	02/14/25		3,200	3,044,323
Carlyle High Yield Partners 2007-10(g)(h)	3.37%	04/19/22		2,000	1,912,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Structured Products–(continued)
Columbus Nova CLO Ltd.(g)(h)	3.92%	05/16/19	$1,093	$1,079,810
Columbus Nova CLO Ltd.(g)(h)	3.92%	05/16/19	429	423,823
Dryden Senior Loan Fund 2013-30(g)(h)	5.27%	11/15/25	3,276	2,965,727
Dryden Senior Loan Fund 2014-34(g)(h)	5.09%	10/15/26	1,000	896,394
Dryden XI-Leveraged Loan CDO 2006(g)(h)	4.19%	04/12/20	427	424,483
Duane Street CLO 2007-4(g)(h)	4.56%	11/14/21	2,428	2,418,672
Flagship CLO VI(g)(h)	5.03%	06/10/21	3,254	3,253,288
Flagship CLO VI(g)(h)	5.03%	06/10/21	987	986,543
Four Corners CLO II, Ltd.(g)(h)	2.15%	01/26/20	310	305,693
Four Corners CLO II, Ltd.(g)(h)	2.15%	01/26/20	103	101,569
Gallatin Funding CLO VII 2014-1 Ltd.(g)(h)	5.96%	07/15/23	3,068	3,070,230
Halcyon Loan Investors CLO II, Ltd.(g)(h)	3.89%	04/24/21	917	890,682
Highbridge Loan Management 6-2015, Ltd.(g)(h)	5.75%	05/05/27	500	447,620
ING Investment Management CLO 2012-4, Ltd.(g)(h)	6.04%	10/15/23	1,861	1,855,553
ING Investment Management CLO 2013-1, Ltd.(g)(h)	5.29%	04/15/24	4,808	4,435,189
ING Investment Management CLO 2013-3, Ltd.(g)(h)	4.67%	01/18/26	2,745	2,441,430
ING Investment Management CLO III, Ltd.(g)(h)	3.79%	12/13/20	1,188	1,167,669
ING Investment Management CLO IV, Ltd.(g)(h)	4.53%	06/14/22	293	289,108
Keuka Park CLO 2013-1(g)(h)	4.79%	10/21/24	617	549,377
Kingsland Ltd. 2006-2(g)(h)	4.79%	04/21/21	1,205	1,197,099
KKR Financial CLO 2012-1(g)(h)	5.68%	12/15/24	2,100	2,052,149
KKR Financial CLO 2013-1(g)(h)	5.04%	07/15/25	2,461	2,173,619
Madison Park Funding II, Ltd.(g)(h)	5.02%	03/25/20	700	708,378
Madison Park Funding IV Ltd.(g)(h)	3.88%	03/22/21	1,344	1,318,425
Madison Park Funding IX, Ltd.(g)(h)	5.52%	08/15/22	736	730,284
Madison Park Funding X, Ltd.(g)(h)	5.54%	01/20/25	1,953	1,945,723
Madison Park Funding XIV, Ltd.(g)(h)	5.04%	07/20/26	1,350	1,211,752
Madison Park Funding XIV, Ltd.(g)(h)	5.69%	07/20/26	1,915	1,585,430
Magnetite CLO Ltd. 2012-6(g)(h)	5.83%	09/15/23	1,988	1,974,454
Maps CLO Fund LLC 2007-2(g)(h)	4.54%	07/20/22	1,685	1,649,910
NewStar Commercial Loan Funding 2015-1(g)(h)	5.77%	01/20/27	1,000	1,010,184
Northwoods Capital X Ltd. 2013-10A(g)(h)	3.91%	11/04/25	1,130	1,066,119
Octagon Investment Partners XIV Ltd.(g)(h)	5.54%	01/15/24	2,052	1,977,363
Octagon Investment Partners XIX Ltd.(g)(h)	5.13%	04/15/26	2,920	2,582,264
Octagon Investment Partners XVII Ltd.(g)(h)	4.78%	10/25/25	1,975	1,750,083
Octagon Investment Partners XVIII Ltd.(g)(h)	5.57%	12/16/24	4,442	4,117,814
Octagon Investment Partners XXI Ltd.(g)(h)	6.91%	11/14/26	3,500	3,471,104
Pacifica CDO VI, Ltd.(g)(h)	4.07%	08/15/21	565	541,793
Regatta IV Funding Ltd. 2014-1(g)(h)	5.23%	07/25/26	3,250	2,815,355
Seneca Park CLO Ltd.(g)(h)	4.87%	07/17/26	2,750	2,456,682
Sierra CLO II Ltd.(h)	3.80%	01/22/21	733	735,889
Silverado CLO 2006-II Ltd.(g)(h)	4.04%	10/16/20	886	850,774
Slater Mill Loan Fund, LP(g)(h)	5.82%	08/17/22	1,108	1,098,435
St. James River CLO Ltd. 2007-1(g)(h)	4.59%	06/11/21	481	475,378
Stone Tower CLO 2007-6, Ltd.(g)(h)	3.89%	04/17/21	1,750	1,721,024
Symphony CLO VIII, Ltd.(g)(h)	6.28%	01/09/23	1,156	1,159,681
Symphony CLO XI, Ltd.(g)(h)	5.54%	01/17/25	2,640	2,473,474
Symphony CLO XII Ltd.(g)(h)	5.19%	10/15/25	1,850	1,699,902
Symphony CLO XIV Ltd.(g)(h)	4.89%	07/14/26	2,750	2,439,448
TriMaran CLO VII Ltd.(g)(h)	3.69%	06/15/21	1,535	1,490,721
Voya CLO 2014-2, Ltd.(g)(h)	4.92%	07/17/26	1,875	1,666,328
Total Structured Products				117,650,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Floating Rate Fund

	Shares	Value
Common Stocks & Other Equity Interests–0.43%(i)
Aerospace & Defense–0.01%
IAP Worldwide Services(g)(j)	134	$100,432

Automotive–0.01%
Dayco Products, LLC(g)(j)	3,266	129,007
Dayco Products, LLC(g)	3,261	128,809
		257,816

Building & Development–0.16%
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 04/28/10-07/15/10; Cost $664,569)(g)(j)	518	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 06/30/10; Cost $3,408,940)(g)(j)	4	0
Stile Acquisition Corp. (Canada)(j)	53,093	3,506,793
United Subcontractors, Inc.(g)(j)	4,840	145,214
		3,652,007

Business Equipment & Services–0.03%
Koosharem LLC(g)(j)	43,971	654,420

Cable & Satellite Television–0.09%
ION Media Networks, Inc.	4,471	2,179,165

Chemicals & Plastics–0.00%
LyondellBasell Industries N.V.–Class A	218	18,613

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(g)(j)	3,490	0
BPA Laboratories, Class B, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(g)(j)	5,595	0
		0

Financial Intermediaries–0.00%
Bankruptcy Management Solutions, Inc.(g)(j)	335	13,484
Bankruptcy Management Solutions, Inc., Class A, Wts. expiring 06/27/18 (Acquired 06/27/13; Cost $0)(g)(j)	19	152
Bankruptcy Management Solutions, Inc., Class B, Wts. expiring 06/27/18 (Acquired 06/27/13; Cost $0)(g)(j)	21	74
Bankruptcy Management Solutions, Inc., Class C, Wts. expiring 06/27/18 (Acquired 06/27/13; Cost $0)(g)(j)	31	77
		13,787

Food Products–0.00%
QCE LLC(g)(j)	17	9

Forest Products–0.00%
Xerium Technologies, Inc.(j)	1,766	21,492

Leisure Goods, Activities & Movies–0.00%
AMF Bowling Centers, Inc.(j)	1,665	82,418

Lodging & Casinos–0.03%
Twin River Worldwide Holdings, Inc.,(g)(j)	18,663	696,746

Publishing–0.07%
F&W Publications, Inc.(g)(j)	288	24,480
Merrill Communications LLC-Class A(g)(j)	133,776	1,085,860
Tribune Media Co.–Class A	9,050	361,457
Tribune Publishing Co.	2,262	26,669
		1,498,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Floating Rate Fund

	Shares	Value
Surface Transport–0.00%
U.S. Shipping Corp. (Acquired 09/28/07-09/30/09; Cost $87,805)(g)(j)	87,805	$74,634
U.S. Shipping Corp. (Acquired 09/28/07-09/30/09; Cost $0)(g)(j)	6,189	62
		74,696

Telecommunications–0.03%
FairPoint Communications, Inc.(j)	44,928	735,022

Utilities–0.00%
Bicent Power, LLC, Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(g)(j)	101	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(g)(j)	164	0
		0
Total Common Stocks & Other Equity Interests		9,985,089

Preferred Stock–0.00%
Building & Development–0.00%
United Subcontractors, Inc.(g)(j)	4,840	101,650
TOTAL INVESTMENTS–100.01% (Cost $2,442,262,196)		2,340,176,596
OTHER ASSETS LESS LIABILITIES–(0.01)%		(241,239)
NET ASSETS–100.00%		$2,339,935,357

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession
EUR	– Euro

GBP	– British Pound
LOC	– Letter of Credit
PIK	– Payment in Kind
Wts.	– Warrants

Notes to Schedule of Investments:

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	This floating rate interest will settle after August 31, 2015, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Lake at Las Vegas Joint Venture LLC, Exit Revolver Loan	—%	5.00%
QCE LLC, Term Loan	—	15.00

(f)	The borrower has filed for protection in federal bankruptcy court.
(g)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2015 was $229,506,879, which represented 9.81% of the Fund’s Net Assets.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2015.
(i)	Acquired through the restructuring of senior loans.
(j)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $2,442,262,196)	$2,340,176,596
Cash	13,699,062
Foreign currencies, at value (Cost $15,394,841)	15,243,541
Receivable for:
Investments sold	115,671,740
Interest and fees	16,221,868
Fund shares sold	9,386,517
Investments matured (Cost $20,062,830)	9,059,458
Unrealized appreciation on forward foreign currency contracts outstanding	465,136
Investment for trustee deferred compensation and retirement plans	150,428
Other assets	264,253
Total assets	2,520,338,599

Liabilities:
Payable for:
Investments purchased	111,032,163
Fund shares repurchased	5,718,596
Income distributions	2,748,934
Accrued fees to affiliates	1,261,020
Accrued trustees’ and officers’ fees and benefits	9,180
Trustee deferred compensation and retirement plans	172,307
Unrealized depreciation on forward foreign currency contracts outstanding	685,189
Unfunded loan commitments	58,775,853
Total liabilities	180,403,242
Net assets applicable to shares outstanding	$2,339,935,357

Net assets consist of:
Shares of beneficial interest	$2,477,223,348
Undistributed net investment income	(1,026,033)
Undistributed net realized gain (loss)	(22,685,405)
Net unrealized appreciation (depreciation)	(113,576,553)
$2,339,935,357

Net Assets:
Class A	$850,891,338
Class C	$570,096,612
Class R	$11,969,060
Class Y	$805,610,878
Class R5	$3,465,790
Class R6	$97,901,679

Shares outstanding, $0.01 par value per share with an unlimited number of shares authorized:
Class A	112,615,610
Class C	75,789,655
Class R	1,581,263
Class Y	106,789,303
Class R5	458,342
Class R6	12,956,174
Class A:
Net asset value per share	$7.56
Maximum offering price per share
(Net asset value of $7.56 ÷ 97.50%)	$7.75
Class C:
Net asset value and offering price per share	$7.52
Class R:
Net asset value and offering price per share	$7.57
Class Y:
Net asset value and offering price per share	$7.54
Class R5:
Net asset value and offering price per share	$7.56
Class R6:
Net asset value and offering price per share	$7.56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Interest	$132,489,859
Dividends	778,027
Dividends from affiliated money market funds	43,547
Other income	2,575,385
Total investment income	135,886,818

Expenses:
Advisory fees	14,891,130
Administrative services fees	492,225
Custodian fees	419,432
Distributions fees:
Class A	2,239,213
Class C	4,618,160
Class R	56,769
Interest, facilities and maintenance fees	798,333
Transfer agent fees — A, C, R & Y	2,514,927
Transfer agent fees — R5	4,294
Transfer agent fees — R6	1,956
Trustees’ and officers’ fees and benefits	55,145
Other	549,804
Total expenses	26,641,388
Less: Fees waived and expense offset arrangement(s)	(89,057)
Net expenses	26,552,331
Net investment income	109,334,487

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(9,546,370)
Foreign currencies	468,401
(9,077,969)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(117,556,695)
Foreign currencies	(267,528)
Forward foreign currency contracts	(220,053)
(118,044,276)
Net realized and unrealized gain (loss)	(127,122,245)
Net increase (decrease) in net assets resulting from operations	$(17,787,758)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$109,334,487	$100,606,717
Net realized gain (loss)	(9,077,969)	(2,940,982)
Change in net unrealized appreciation (depreciation)	(118,044,276)	7,995,687
Net increase (decrease) in net assets resulting from operations	(17,787,758)	105,661,422

Distributions to shareholders from net investment income:
Class A	(41,201,004)	(44,823,675)
Class C	(25,284,497)	(22,528,888)
Class R	(494,668)	(344,787)
Class Y	(39,480,871)	(31,175,753)
Class R5	(212,956)	(421,837)
Class R6	(4,858,586)	(3,091,977)
Total distributions to shareholders from net investment income	(111,532,582)	(102,386,917)

Share transactions–net:
Class A	(126,076,413)	65,718,204
Class C	(88,632,668)	171,360,975
Class R	1,411,096	7,601,981
Class Y	46,121,653	251,164,235
Class R5	(4,354,384)	(1,196,676)
Class R6	19,769,006	19,879,757
Net change in net assets resulting from share transactions	(151,761,710)	514,528,476
Net increase (decrease) in net assets	(281,082,050)	517,802,981

Net assets:
Beginning of year	2,621,017,407	2,103,214,426
End of year (includes undistributed net investment income of $(1,026,033) and $(1,290,187), respectively)	$2,339,935,357	$2,621,017,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2015

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations	$(17,787,758)

Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Purchases of investments	(1,498,159,991)
Proceeds from sales of investments	1,637,374,988
Net change in transactions in forward foreign currency contracts	220,053
Increase in receivables and other assets	(1,834,256)
Amortization of loan fees	(1,244,570)
Accretion of discount on investment securities	(8,915,654)
Decrease in accrued expenses and other payables	(231,332)
Net realized loss from investment securities	9,546,370
Net change in unrealized depreciation on investment securities	117,556,695
Net cash provided by operating activities	236,524,545

Cash provided by (used by) financing activities:
Dividends paid to common shareholders from net investment income	(29,222,567)
Proceeds from shares of beneficial interest sold	1,087,230,900
Disbursements from shares of beneficial interest reacquired	(1,323,216,394)
Net cash provided (used in) by financing activities	(265,208,061)
Net increase (decrease) in cash and cash equivalents	(28,683,516)
Cash and cash equivalents at beginning of period	57,626,119
Cash and cash equivalents at end of period	$28,942,603

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$80,812,001

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$770,556

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are

32                         Invesco Floating Rate Fund

valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors

33                         Invesco Floating Rate Fund

include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

34                         Invesco Floating Rate Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.	Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
O.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $4.5 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

35                         Invesco Floating Rate Fund

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $87,997.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $179,751 in front-end sales commissions from the sale of Class A shares and $262,936 and $72,410 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended August 31, 2015, there were transfers from Level 3 to Level 2 of $60,771,134, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $39,165,955, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Equity Securities	$4,670,046	$2,708,335	$2,708,358	$10,086,739
Variable Rate Senior Loan Interests	—	1,926,219,227	150,150,779	2,076,370,006
Bonds and Notes	—	136,069,775	—	136,069,775
Structured Products	—	117,650,076	—	117,650,076
	4,670,046	2,182,647,413	152,859,137	2,340,176,596
Forward Foreign Currency Contracts*		(220,053)		(220,053)
Total Investments	$4,670,046	$2,182,427,360	$152,859,137	$2,339,956,543

*	Unrealized appreciation (depreciation).

36                         Invesco Floating Rate Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2015:

	Beginning Balance, as of August 31, 2014	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of August 31, 2015
Variable Rate Senior Loan Interests	$137,602,418	$79,183,975	$(42,172,739)	$437,241	$(302,205)	$(3,464,074)	$38,982,876	$(60,116,713)	$150,150,779
Equity Securities	2,970,561	198,785	—	—	—	10,354	183,079	(654,421)	2,708,358
Total	$140,572,979	$79,382,760	$(42,172,739)	$437,241	$(302,205)	$(3,453,720)	$39,165,955	$(60,771,134)	$152,859,137

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency Risk:
Forward foreign currency contracts(a)	$465,136	$(685,189)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended August 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain (Loss):
Currency risk	$—
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(220,053)
Total	$(220,053)

The table below summarizes the two month average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$40,467,508

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver			Receive
09/15/15	State Street Bank and Trust	EUR	13,075,000	USD	14,228,529	$14,674,853	$(446,324)
09/15/15	State Street Bank and Trust	EUR	13,500,000	USD	14,912,991	15,151,856	(238,865)
09/15/15	State Street Bank and Trust	EUR	3,000,000	USD	3,394,665	3,367,079	27,586
09/15/15	State Street Bank and Trust	EUR	2,500,000	USD	2,871,145	2,805,899	65,246
09/15/15	State Street Bank and Trust	GBP	19,030,000	USD	29,571,567	29,199,263	372,304
Total Forward Foreign Currency Contracts — Currency Risk							$(220,053)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

37                         Invesco Floating Rate Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2015.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash	Net Amount
State Street Bank & Trust Co.	$465,136	$(465,136)	$—	$—	$—

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash	Net Amount
State Street Bank & Trust Co.	$685,189	$(465,136)	$—	$—	$220,053

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,060.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Borrowings

The Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $500,000,000 or (2) the limits set by its prospectus for borrowings. This agreement will expire on July 20, 2016.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

38                         Invesco Floating Rate Fund

NOTE 8—Unfunded Loan Commitments

As of August 31, 2015, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
ABG Intermediate Holdings 2 LLC	Delayed Draw Incremental Term Loan	$328,310	$328,310
ABG Intermediate Holdings 2 LLC	Second Lien Delayed Draw Incremental Term Loan	99,052	99,052
Cequel Communications, LLC	Revolver Loan	9,468,889	9,303,184
David’s Bridal, Inc.	Asset-Based Revolver Loan	1,572,680	1,431,139
Delta Air Lines, Inc.	Revolver Loan	1,144,857	1,111,943
Equinox Holdings Inc.	Revolver Loan	1,866,265	1,679,639
Getty Images, Inc.	Revolver Loan	6,893,288	5,342,298
Hearthside Group Holdings, LLC	Revolver Loan	2,701,077	2,668,799
IAP Worldwide Services	Revolver Loan	876,686	859,152
Kenan Advantage Group, Inc.	Delayed Draw Term Loan 1	106,061	105,895
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	12,703	9,590
Post Holdings, Inc.	Revolver Loan	3,566,087	3,556,245
Realogy Corp.	Revolver Loan	5,983,634	5,774,207
Texas Competitive Electric Holdings Co. LLC	DIP Revolver Loan	26,666,667	26,506,400
		$61,286,256	$58,775,853

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$111,532,582	$102,386,917

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$769,995
Net unrealized appreciation (depreciation) — investments	(104,586,877)
Net unrealized appreciation (depreciation) — other investments	(11,270,900)
Temporary book/tax differences	(176,261)
Post-October deferrals	(8,828,082)
Capital loss carryforward	(13,195,866)
Shares of beneficial interest	2,477,223,348
Total net assets	$2,339,935,357

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$2,739,285	$—	$2,739,285
No subject to expiration	734,335	9,722,246	10,456,581
	$3,473,620	$9,722,246	$13,195,866

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

39                         Invesco Floating Rate Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $1,452,180,671 and $1,669,689,464, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,158,466
Aggregate unrealized (depreciation) of investment securities	(119,745,343)
Net unrealized appreciation (depreciation) of investment securities	$(104,586,877)

Cost of investments for tax purposes is $2,444,763,473.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the sale of bonds with amortization and foreign currency transactions, on August 31, 2015, undistributed net investment income was increased by $2,462,249 and undistributed net realized gain (loss) was decreased by $2,462,249. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015 (a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	39,709,720	$308,748,638	73,021,095	$582,061,700
Class C	20,069,741	155,362,291	43,755,226	347,221,070
Class R	305,899	2,374,253	1,028,390	8,209,977
Class Y	75,722,818	587,249,556	86,284,466	686,988,793
Class R5	183,215	1,423,310	670,297	5,353,051
Class R6	4,230,090	33,067,238	3,394,845	27,056,438

Issued as reinvestment of dividends:
Class A	3,775,435	29,292,254	3,944,046	31,431,898
Class C	2,452,652	18,940,243	2,116,573	16,796,382
Class R	58,511	454,357	39,884	318,622
Class Y	3,496,532	27,064,107	2,630,434	20,928,501
Class R5	26,246	204,201	52,414	418,127
Class R6	626,454	4,856,839	387,916	3,091,977

Reacquired:
Class A	(59,768,075)	(464,117,305)	(68,738,831)	(547,775,394)
Class C	(34,029,469)	(262,935,202)	(24,275,598)	(192,656,477)
Class R	(182,991)	(1,417,514)	(116,049)	(926,618)
Class Y	(73,501,780)	(568,192,010)	(57,403,642)	(456,753,059)
Class R5	(767,212)	(5,981,895)	(873,072)	(6,967,854)
Class R6	(2,338,925)	(18,155,071)	(1,286,994)	(10,268,658)
Net increase (decrease) in share activity	(19,931,139)	$(151,761,710)	64,631,400	$514,528,476

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

40                         Invesco Floating Rate Fund

At the year ended August 31, 2015, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$6,893,288	$5,342,298
Citibank N.A.	32,650,301	32,280,607
Goldman Sachs Lending Partners LLC	5,138,768	4,987,384
Total	$44,682,357	$42,610,289

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/15	$7.95	$0.35	$(0.38)	$(0.03)	$(0.36)	$7.56	(0.42)%	$850,891	1.06	%(e)(f)	1.06	%(e)(f))	4.51	%(e)	59%
Year ended 08/31/14	7.93	0.32	0.03	0.35	(0.33)	7.95	4.43	1,025,092	1.03	(f)	1.04	(f)	4.01		82
Year ended 08/31/13	7.77	0.35	0.17	0.52	(0.36)	7.93	6.83	957,442	1.08	(f)	1.09	(f)	4.36		97
Year ended 08/31/12	7.36	0.37	0.41	0.78	(0.37)	7.77	10.75	448,142	1.11	(f)	1.11	(f)	4.80		82
Year ended 08/31/11	7.47	0.35	(0.11)	0.24	(0.35)	7.36	3.07	450,750	0.99	(f)	1.00	(f)	4.53		152
Class C
Year ended 08/31/15	7.92	0.31	(0.39)	(0.08)	(0.32)	7.52	(1.07)	570,097	1.56	(e)(f)	1.56	(e)(f)	4.01	(e)	59
Year ended 08/31/14	7.90	0.28	0.03	0.31	(0.29)	7.92	3.91	691,152	1.53	(f)	1.54	(f)	3.51		82
Year ended 08/31/13	7.73	0.31	0.18	0.49	(0.32)	7.90	6.45	518,948	1.58	(f)	1.59	(f)	3.86		97
Year ended 08/31/12	7.32	0.33	0.41	0.74	(0.33)	7.73	10.24	258,800	1.61	(f)	1.61	(f)	4.30		82
Year ended 08/31/11	7.44	0.31	(0.12)	0.19	(0.31)	7.32	2.41	267,796	1.49	(f)	1.50	(f)	4.03		152
Class R
Year ended 08/31/15	7.97	0.33	(0.39)	(0.06)	(0.34)	7.57	(0.79)	11,969	1.31	(e)(f)	1.31	(e)(f)	4.26	(e)	59
Year ended 08/31/14	7.95	0.30	0.03	0.33	(0.31)	7.97	4.18	11,152	1.28	(f)	1.29	(f)	3.76		82
Year ended 08/31/13	7.79	0.33	0.17	0.50	(0.34)	7.95	6.57	3,559	1.33	(f)	1.34	(f)	4.11		97
Year ended 08/31/12	7.37	0.35	0.42	0.77	(0.35)	7.79	10.61	1,779	1.36	(f)	1.36	(f)	4.55		82
Year ended 08/31/11	7.49	0.33	(0.12)	0.21	(0.33)	7.37	2.68	1,491	1.24	(f)	1.25	(f)	4.28		152
Class Y
Year ended 08/31/15	7.94	0.37	(0.39)	(0.02)	(0.38)	7.54	(0.31)	805,611	0.81	(e)(f)	0.81	(e)(f)	4.76	(e)	59
Year ended 08/31/14	7.92	0.34	0.03	0.37	(0.35)	7.94	4.69	802,508	0.78	(f)	0.79	(f)	4.26		82
Year ended 08/31/13	7.76	0.37	0.17	0.54	(0.38)	7.92	7.10	550,974	0.83	(f)	0.84	(f)	4.61		97
Year ended 08/31/12	7.34	0.38	0.42	0.80	(0.38)	7.76	11.19	165,609	0.86	(f)	0.86	(f)	5.05		82
Year ended 08/31/11	7.46	0.37	(0.12)	0.25	(0.37)	7.34	3.19	125,900	0.74	(f)	0.75	(f)	4.78		152
Class R5
Year ended 08/31/15	7.96	0.37	(0.39)	(0.02)	(0.38)	7.56	(0.29)	3,466	0.80	(e)(f)	0.80	(e)(f)	4.77	(e)	59
Year ended 08/31/14	7.94	0.34	0.03	0.37	(0.35)	7.96	4.72	8,087	0.76	(f)	0.77	(f)	4.28		82
Year ended 08/31/13	7.77	0.37	0.18	0.55	(0.38)	7.94	7.26	9,260	0.81	(f)	0.82	(f)	4.63		97
Year ended 08/31/12	7.36	0.39	0.41	0.80	(0.39)	7.77	11.13	58,039	0.77	(f)	0.77	(f)	5.14		82
Year ended 08/31/11	7.47	0.38	(0.12)	0.26	(0.37)	7.36	3.40	48,967	0.68	(f)	0.69	(f)	4.84		152
Class R6
Year ended 08/31/15	7.95	0.38	(0.38)	0.00	(0.39)	7.56	(0.06)	97,902	0.70	(e)(f)	0.70	(e)(f)	4.87	(e)	59
Year ended 08/31/14	7.94	0.35	0.01	0.36	(0.35)	7.95	4.66	83,025	0.69	(f)	0.70	(f)	4.35		82
Year ended 08/31/13(g)	7.84	0.35	0.11	0.46	(0.36)	7.94	6.01	63,032	0.76	(f)(h)	0.77	(f)(h)	4.68	(h)	97

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal years ended August 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $895,685, $615,755, $11,354, $815,239, $4,382 and $97,774 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Ratio includes line of credit expense of 0.03%, 0.02%, 0.02%, 0.03% and 0.01% for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011, respectively.
(g)	Commencement date September 24, 2012.
(h)	Annualized.

41                         Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 28, 2015

Houston, Texas

42                         Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$994.50	$5.33	$1,019.86	$5.40	1.06%
C	1,000.00	990.50	7.83	1,017.34	7.93	1.56
R	1,000.00	992.00	6.58	1,018.60	6.67	1.31
Y	1,000.00	994.40	4.07	1,021.12	4.13	0.81
R5	1,000.00	994.50	4.02	1,021.17	4.08	0.80
R6	1,000.00	996.20	3.52	1,021.68	3.57	0.70

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

43                         Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Floating Rate Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Loan Participation Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed

44                         Invesco Floating Rate Fund

more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one closed end fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of other funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services. The information received by the Board demonstrated that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

45                         Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0.73%
Corporate Dividends Received Deduction*	0.73%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

46                         Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Floating Rate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                    FLR-AR-1                Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco Global Real Estate Income Fund
Nasdaq: A: ASRAX ¡ B: SARBX ¡ C: ASRCX ¡ Y: ASRYX ¡ R5: ASRIX ¡ R6: ASRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and

Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Real Estate Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), produced a negative return that outperformed the Fund’s style-specific benchmark, the Custom Global Real Estate Income Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.08%
Class B Shares	-3.83
Class C Shares	-3.83
Class Y Shares	-2.75
Class R5 Shares	-2.68
Class R6 Shares	-2.70
MSCI World Index▼ (Broad Market Index)	-4.13
Custom Global Real Estate Income Index■ (Style-Specific Index)	-4.78
Lipper Global Real Estate Funds Classification Average¿ (Peer Group Index)	-4.45
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

We evaluate securities for the Fund based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The qualified investment universe includes global public real estate equity and debt securities, including common stock, preferred securities, corporate debt and commercial mortgage-backed securities (CMBS). When constructing the portfolio, we first set a strategic equity versus debt asset allocation and then apply a fundamentals-driven investment process in an effort to identify securities with certain characteristics including: attractive relative yields, favorable property market outlook, and attractive valuations relative to peer investment alternatives.

While overall global growth remained positive during the fiscal year ended August 31, 2015, there was a great deal of variation from region to region, and country to country, in the rate of growth, the sustainability of growth and the risks to continued growth. Most importantly, the US economy has been trending relatively well, despite the pullback in crude oil prices and equities. Economic growth in China, Japan and the eurozone remained weak, however, and as such, the use of historically unconventional means of economic stimulus remained necessary. Economic rebalancing and balance sheet repair still remain key themes in many nations’ economies and continue to be reflected in below-long-term-average gross domestic product growth and very modest inflationary pressures.

In most key real estate markets around the world, supply of newly developed buildings has been low since the global financial crisis, and vacancy levels have declined since 2009. This is resulting in many real estate markets, particularly those in the US, now experiencing rental growth as improved trade, employment or consumption growth become reflected in demand for space. Security of existing earnings from lease contracts and the effect of low interest rates are proving supportive for cash flow from the sector.

  Global real estate equities, as measured by the FTSE EPRA/NAREIT Developed Index, declined during the reporting period. This performance was generally in line with broad global equity markets, as measured by the MSCI World Index.

  On an absolute basis, preferred securities, convertible preferred securities and CMBS contributed to Fund performance during the fiscal year. Common stocks and corporate debt detracted from performance during the fiscal year largely as a result of investor reaction to rising interest rates in the US, falling crude oil prices and the resulting impact on real estate demand, and concern about sluggish economic growth in Asia.

  From a sector standpoint, residential, self-storage and health care real estate investment trusts (REITs) – generally more defensive sectors – contributed to absolute Fund performance. Diversified real estate companies, which are primarily international companies, were the largest detractor from Fund performance given growth concerns abroad. Additionally, industrial and office REITs, which tend to be more economically sensitive sectors, also detracted from absolute Fund performance. From a country standpoint, the US was the largest contributor to performance, while Japan and Australia were the largest detractors.

  In light of increased volatility among equities, we reduced the Fund’s exposure to real estate common stocks during the reporting period. The equity portion of the Fund was focused on companies we believed may be able to grow their

Portfolio Composition

By country

United States	62.3%
Australia	7.2
United Kingdom	6.7
Japan	6.4
Hong Kong	3.5
France	3.3
Singapore	2.5
Countries each less than 2.0% of the portfolio	7.0
Other Assets Less Liabilities	1.1

Top 10 Equity Holdings*

1.	Unibail-Rodamco S.E.	2.7%
2.	Land Securities Group PLC	2.6
3.	Ventas, Inc.	1.9
4.	Essex Property Trust, Inc., Series H, 7.13% Pfd.	1.6
5.	Hudson Pacific Properties Inc., Series B, 8.38% Pfd.	1.6
6.	Stockland	1.5
7.	Simon Property Group, Inc.	1.5
8.	LaSalle Hotel Properties	1.4
9.	Mid-America Apartment Communities, Inc.	1.4
10.	Brixmor Property Group, Inc.	1.4

Total Net Assets	$1.0 billion
Total Number of Holdings*	159

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Global Real Estate Income Fund

underlying cash flows and increase their dividends. The fixed income portion of the Fund sought to minimize interest rate risk while maximizing return potential. Thus, we maintained a short duration on our fixed income investments, as we believed interest rates could rise. Further-more, a significant portion of our fixed income investments were floating rate securities, which have yields that increase if interest rates rise. For our preferred securities allocation, we remained focused on higher-paying coupons with shorter-dated call schedules, which we believed may have the opportunity to be less volatile compared with those that have lower coupons and longer-dated call schedules.

The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We remain committed to owning quality real estate companies that we believe may benefit from relatively better sector trends. We continue to seek to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.

We thank you for your continued investment in Invesco Global Real Estate Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Portfolio Manager, is lead manager of Invesco Global Real Estate Income Fund. He is Head of Global Securities with
Invesco Real Estate, where he overseas all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined
Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined
Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. She joined
Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	8.40%
10 Years	4.65
5 Years	6.45
1 Year	-8.39
Class B Shares
10 Years	4.43%
5 Years	6.54
1 Year	-8.48
Class C Shares
10 Years	4.39%
5 Years	6.85
1 Year	-4.76
Class Y Shares
10 Years	5.39%
5 Years	7.94
1 Year	-2.75
Class R5 Shares
10 Years	5.58%
5 Years	8.05
1 Year	-2.68
Class R6 Shares
10 Years	5.38%
5 Years	7.95
1 Year	-2.70

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.

Class B shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B shares.

Class C shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R5 shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end,including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	8.68%
10 Years	4.98
5 Years	8.32
1 Year	-4.81
Class B Shares
10 Years	4.75%
5 Years	8.45
1 Year	-4.79
Class C Shares
10 Years	4.73%
5 Years	8.74
1 Year	-0.92
Class Y Shares
10 Years	5.73%
5 Years	9.83
1 Year	1.06
Class R5 Shares
10 Years	5.91%
5 Years	9.92
1 Year	1.02
Class R6 Shares
10 Years	5.72%
5 Years	9.83
1 Year	1.21

to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 2.03%, 1.03%, 0.92% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

7                         Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	On March 12, 2007, Invesco Select Real Estate Income Fund was reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization included financial data for the Closed-End Fund’s Common Shares.
■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer- sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Global Real Estate Income Fund

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Custom Global Real Estate Income Index is an index composed of the FTSE NAREIT All Equity REIT Index through August 31, 2011, and FTSE EPRA/NAREIT Developed Index thereafter, which is computed using the net return by withholding applicable taxes.
■	The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of global real estate companies and REITs. The index is computed using the gross return, which does not withhold taxes for nonresident investors.
■	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2015

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–56.00%
Australia–6.50%
Dexus Property Group	475,232	$2,480,407
Federation Centres	6,052,345	12,153,646
Goodman Group	2,520,015	10,890,506
Scentre Group	4,377,709	11,823,084
Stockland	5,515,956	15,294,513
Westfield Corp.	1,962,030	13,614,673
		66,256,829

Canada–1.65%
Allied Properties REIT	220,500	5,842,236
Canadian REIT	173,500	5,406,628
H&R REIT	351,200	5,512,107
		16,760,971

France–3.29%
ICADE	40,245	2,883,397
Mercialys S.A.	142,269	3,194,736
Unibail-Rodamco S.E.	105,930	27,405,455
		33,483,588

Germany–1.47%
Deutsche Wohnen AG	360,945	9,470,724
LEG Immobilien AG	73,282	5,499,524
		14,970,248

Hong Kong–3.51%
Cheung Kong Property Holdings Ltd.(a)	370,500	2,595,890
Fortune REIT	1,272,800	1,226,532
Henderson Land Development Co. Ltd.	771,700	4,739,462
Hongkong Land Holdings Ltd.	683,300	4,728,436
Kerry Properties Ltd.	547,500	1,631,792
Link REIT	1,465,000	7,769,226
New World Development Co. Ltd.	4,106,000	4,159,219
Sun Hung Kai Properties Ltd.	379,000	4,789,609
Wharf Holdings Ltd. (The)	736,000	4,142,054
		35,782,220

Japan–6.36%
Activia Properties, Inc.	534	4,367,163
AEON REIT Investment Corp.	1,789	2,005,321
Japan Hotel REIT Investment Corp.	8,124	5,006,809
Japan Logistics Fund Inc.	1,106	1,998,926
Japan Prime Realty Investment Corp.	1,350	4,368,844
Japan Retail Fund Investment Corp.	4,031	7,412,724
Kenedix Retail REIT Corp.(a)	2,078	4,391,055
Mitsubishi Estate Co. Ltd.	280,000	5,999,501
Mitsui Fudosan Co., Ltd.	460,000	12,705,854
Mori Hills REIT Investment Corp.	5,868	6,747,248
ORIX JREIT Inc.	2,451	3,086,225

	Shares	Value
Japan–(continued)
Tokyu Fudosan Holdings, Corp.	519,000	$3,553,104
United Urban Investment Corp.	2,396	3,150,726
		64,793,500

Netherlands–1.31%
Eurocommercial Properties N.V.	72,804	3,221,671
Vastned Retail N.V.	116,309	5,303,443
Wereldhave N.V.	84,890	4,853,136
		13,378,250

Singapore–2.50%
Ascendas REIT	3,573,000	5,646,110
CapitaLand Commercial Trust	3,946,500	3,719,420
CapitaLand Mall Trust	1,462,100	1,980,189
Frasers Centrepoint Trust	3,679,300	5,071,031
Mapletree Industrial Trust	8,355,000	9,087,957
		25,504,707

South Africa–0.84%
Growthpoint Properties Ltd.	1,748,949	3,445,396
Hyprop Investments Ltd.	551,798	5,151,533
		8,596,929

Sweden–0.34%
Castellum AB	246,106	3,476,234

Switzerland–0.66%
Mobimo Holding AG	7,530	1,556,776
Swiss Prime Site AG	65,882	5,155,659
		6,712,435

United Kingdom–4.67%
Big Yellow Group PLC	323,624	3,337,960
British Land Co. PLC (The)	484,195	6,038,478
Hammerson PLC	1,023,815	9,788,593
Land Securities Group PLC	1,366,563	26,020,831
Segro PLC	368,423	2,349,874
		47,535,736

United States–22.90%
American Campus Communities, Inc.	162,100	5,551,925
Apple Hospitality REIT, Inc.	417,300	7,390,383
AvalonBay Communities, Inc.	80,026	13,209,092
Brandywine Realty Trust	123,200	1,493,184
Brixmor Property Group, Inc.	627,200	14,312,704
Care Capital Properties, Inc.(a)	79,250	2,519,358
Cohen & Steers Quality Income Realty Fund, Inc.	357,173	3,896,757
Corrections Corp. of America	202,777	5,957,588
Crown Castle International Corp.	49,100	4,094,449
DiamondRock Hospitality Co.	780,100	9,173,976
Digital Realty Trust, Inc.,	63,800	4,039,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Real Estate Income Fund

	Shares	Value
United States–(continued)
Federal Realty Investment Trust	65,700	$8,480,556
Healthcare Trust of America, Inc.–Class A	569,300	13,668,893
Highwoods Properties, Inc.	128,100	4,860,114
Hudson Pacific Properties Inc.	241,700	6,861,863
LaSalle Hotel Properties	467,700	14,713,842
Liberty Property Trust	163,900	5,038,286
Mid-America Apartment Communities, Inc.	182,900	14,374,111
National Health Investors, Inc.	111,900	6,165,690
National Retail Properties Inc.	201,700	7,009,075
Prologis, Inc.	53,300	2,025,400
QTS Realty Trust, Inc.–Class A	73,400	2,949,946
Realty Income Corp.	185,466	8,288,476
Retail Opportunity Investments Corp.	871,000	13,875,030
Rexford Industrial Realty, Inc.	233,300	3,014,236
RLJ Lodging Trust	512,000	14,100,480
Simon Property Group, Inc.	83,900	15,044,948
Terreno Realty Corp.	111,800	2,274,012
Ventas, Inc.	343,700	18,910,374
		233,294,564
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $582,234,178)		570,546,211

Preferred Stocks–21.69%
Australia–0.43%
Goodman PLUS Trust, 6.04% Unsec. Sub. Gtd. Floating Rate Pfd.(b)	60,179	4,338,618

United States–21.26%
Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	71,000	1,853,100
American Tower Corp., $5.50 Conv. Pfd.	44,000	4,515,720
American Tower Corp., Series A, $5.25 Conv. Pfd.	86,240	8,851,673
CoreSite Realty Corp., Series A, 7.25% Pfd.	408,585	10,770,301
Crown Castle International Corp., Series A, $4.50 Conv. Pfd.	123,900	12,933,921
CubeSmart, Series A, 7.75% Pfd.	336,352	8,886,420
Digital Realty Trust, Inc. Series E, 7.00% Pfd.	122,000	3,147,600
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,257
Essex Property Trust, Inc., Series H, 7.13% Pfd.	632,720	16,355,812
Health Care REIT, Inc., Series I, $3.25 Conv. Pfd.	46,400	2,763,120
Health Care REIT, Inc., Series J, 6.50% Pfd.	348,031	9,222,821
Hersha Hospitality Trust, Series B, 8.00% Pfd.	340,500	8,686,155
Hudson Pacific Properties Inc., Series B, 8.38% Pfd.	631,407	16,201,904

	Shares		Value
United States–(continued)
Kilroy Realty Corp., Series G, 6.88% Pfd.		222,502	$5,767,252
Kilroy Realty Corp., Series H, 6.38% Pfd.		292,827	7,429,021
Kimco Realty Corp., Series H, 6.90% Pfd.		100,000	2,537,000
LaSalle Hotel Properties, Series H, 7.50% Pfd.		249,210	6,439,586
National Retail Properties Inc., Series D, 6.63% Pfd.		334,504	8,740,589
Pebblebrook Hotel Trust, Series A, 7.88% Pfd.		471,065	12,195,873
Pebblebrook Hotel Trust, Series B, 8.00% Pfd.		365,910	9,469,751
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.		127,670	3,201,964
Public Storage, Series P, 6.50% Pfd.		130,913	3,336,972
Public Storage, Series Q, 6.50% Pfd.		215,309	5,565,738
Public Storage, Series R, 6.35% Pfd.		278,634	7,233,339
Public Storage, Series Y, 6.38% Pfd.		474,114	12,701,514
Realty Income Corp., Series F, 6.63% Pfd.		104,640	2,781,331
Regency Centers Corp., Series 6, 6.63% Pfd.		156,200	4,069,010
Regency Centers Corp., Series 7, 6.00% Pfd.		30,162	754,050
Summit Hotel Properties, Inc., Series A, 9.25% Pfd.		165,294	4,423,267
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.		161,156	4,152,990
Terreno Realty Corp., Series A, 7.75% Pfd.		169,651	4,421,105
Vornado Realty Trust, Series I, 6.63% Pfd.		281,574	7,182,953
			216,604,109
Total Preferred Stocks (Cost $223,222,835)			220,942,727

	Principal Amount
Mortgage-Backed Securities–19.65%
United Kingdom–2.09%
Hercules (Eclipse) PLC., Series 2006-4, Class B, Floating Rate Pass Through Ctfs., 0.93%, 10/25/18(b)(c)	GBP	4,690,779	6,976,782
Logistics UK PLC, Series 2015-1A, Class E, Floating Rate Pass through Ctfs., 4.00%, 08/20/25(b)(c)(d)	GBP	7,500,000	11,349,765

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Income Fund

	Principal Amount		Value
United Kingdom–(continued)
Triton European Loan Conduit PLC, Series 26X, Class F, Floating Rate Pass Through Ctfs., 1.08%, 10/25/19(b)(c)	GBP	661,678	$977,439
Series 26X, Class G, Floating Rate Pass Through Ctfs., 1.26%, 10/25/19(b)(c)	GBP	975,926	1,427,046
Series 26X , Class H, Floating Rate Pass Through Ctfs., 1.42%, 10/25/19(b)(c)	GBP	354,014	514,648
			21,245,680

United States–17.56%
ACRE Commercial Mortgage Trust,
Series 2013-FL1, Class C, Floating Rate Pass Through Ctfs., 3.20%, 06/15/30(b)(d)		$11,137,295	11,165,266
Series 2013-FL1, Class D, Floating Rate Pass Through Ctfs., 4.60%, 06/15/30(b)(d)		19,706,000	19,816,718
Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2004-2, Class L, Pass Through Ctfs., 4.90%, 11/10/38(d)		600,000	600,489
Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.56%, 10/10/45(b)(d)		5,800,000	5,809,225
Banc of America Merrill Lynch Large Loan Inc., Series 2014-FRR7, Class B, Floating Rate Pass Through Ctfs., 2.44%, 10/26/44(b)(d)		4,900,000	4,659,373
Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 3.15%, 06/15/28(b)(d)		8,550,000	8,514,535
Series 2015-ASHF, Class E, Floating Rate Pass Through Ctfs., 4.20%, 01/15/28(b)(d)		1,400,000	1,399,797
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class B, Pass Through Ctfs., 4.95%, 11/11/41(d)		34,600	35,661
Series 2005-PWR8, Class C, Pass Through Ctfs., 4.86%, 06/11/41		100,560	100,488
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class E, Floating Rate Pass Through Ctfs., 2.55%, 06/15/33(b)(d)		11,700,000	11,592,869
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class C, Pass Through Ctfs., 5.10%, 08/15/38		4,975,000	4,969,478

	Principal Amount	Value
United States–(continued)
Del Coronado Trust, Series 2013-HDMZ, Class M, Floating Rate Pass Through Ctfs., 5.20%, 03/15/18(b)(d)	$12,420,000	$12,355,416
FREMF Mortgage Trust, Series 2012-KF01, Class C, Floating Rate Pass Through Ctfs., 3.01%, 10/25/44(b)(d)	1,278,000	1,340,065
GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class F, Variable Rate Pass Through Ctfs., 3.77%, 01/10/30(b)(d)	9,200,000	9,241,308
Series 2013-NYC5, Class G, Variable Rate Pass Through Ctfs., 3.77%, 01/10/30(b)(d)	4,000,000	3,952,600
GS Mortgage Securities Trust, Series GSMS 2011-GC3, Class E, Pass Through Ctfs., 5.00%, 03/10/44(d)	7,888,000	7,681,883
Series GSMS 2011-GC3, Class F, Pass Through Ctfs., 5.00%, 03/10/44(d)	4,900,000	4,342,748
Series GSMS 2011-GC5, Class E, Variable Rate Pass Through Ctfs., 5.47%, 08/10/44(b)(d)	11,025,000	10,835,232
Hilton USA Trust, Series 2013-HLF, Class DFL, Floating Rate Pass Through Ctfs., 2.94%, 11/05/30(b)(d)	2,808,575	2,806,095
Series 2013-HLF, Class EFL, Floating Rate Pass Through Ctfs., 3.94%, 11/05/30(b)(d)	12,195,130	12,184,715
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class F, Variable Rate Pass Through Ctfs., 5.17%, 01/15/42(b)(d)	1,025,628	1,024,855
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/46(d)	1,849,962	1,973,086
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.82%, 10/15/45(b)(d)	2,805,000	2,698,505
Series 2014-PHH, Class E, Floating Rate Pass Through Ctfs., 3.49%, 08/15/27(b)(d)	5,000,000	5,037,005
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class F, Variable Rate Pass Through Ctfs., 6.92%, 11/12/35(b)(d)	863,604	865,099
Series 2005-MCP1, Class E, Pass Through Ctfs., 5.13%, 06/12/43(d)	1,879,961	1,869,598
Series 2005-MKB2, Class E, Variable Rate Pass Through Ctfs., 6.27%, 09/12/42(b)(d)	235,000	249,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Income Fund

	Principal Amount	Value
United States–(continued)
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class G, Variable Rate Pass Through Ctfs., 6.27%, 06/13/41(b)(d)	$900,000	$919,152
Series 2005-IQ10, Class B, Variable Rate Pass Through Ctfs., 5.55%, 09/15/42(b)	6,475,000	6,485,651
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.89%, 10/15/42(b)	270,000	272,277
Series 2007-TOP27, Class AJ, Variable Rate Pass Through Ctfs., 5.83%, 06/11/42(b)	7,400,000	7,898,168
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 4.35%, 11/15/27(b)(d)	12,200,000	12,177,644
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class H, Variable Rate Pass Through Ctfs., 5.45%, 10/15/41(b)(d)	550,000	554,615
Series 2005-C21, Class D, Variable Rate Pass Through Ctfs., 5.45%, 10/15/44(b)	3,450,000	3,457,599
		178,886,415
Total Mortgage-Backed Securities (Cost $198,258,831)		200,132,095

	Principal Amount		Value
U.S. Dollar Denominated Bonds and Notes–1.28%
Brazil–0.70%
BR Properties S.A., Sr. Unsec. Gtd. Notes, 9.00%(d)(e)		$7,700,000	$7,103,250

United States–0.58%
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22		4,975,000	5,037,188
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16		900,000	905,625
			5,942,813
Total U.S. Dollar Denominated Bonds & Notes (Cost $13,702,471)			13,046,063

Non U.S. Dollar Denominated Bonds & Notes–0.23%(c)
Australia–0.23%
General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/19 (Cost $3,215,140)	AUD	2,980,000	2,364,450
TOTAL INVESTMENTS–98.85% (Cost $1,020,633,455)			1,007,031,546
OTHER ASSETS LESS LIABILITIES–1.15%			11,756,056
NET ASSETS–100.00%			$1,018,787,602

Investment Abbreviations:

AUD	– Australian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
GBP	– British Pound
Gtd.	– Guaranteed

Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2015.
(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2015 was $174,155,769, which represented 17.09% of the Fund’s Net Assets.
(e)	Perpetual bond with no specified maturity date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $1,020,633,455)	$1,007,031,546
Foreign currencies, at value (Cost $2,938,771)	2,934,245
Receivable for:
Investments sold	24,744,871
Fund shares sold	1,497,133
Dividends and interest	1,685,152
Investment for trustee deferred compensation and retirement plans	119,758
Other assets	43,057
Total assets	1,038,055,762

Liabilities:
Payable for:
Investments purchased	13,434,494
Fund shares reacquired	1,691,175
Amount due custodian	3,260,172
Accrued fees to affiliates	581,983
Accrued trustees’ and officers’ fees and benefits	5,634
Accrued other operating expenses	157,725
Trustee deferred compensation and retirement plans	136,977
Total liabilities	19,268,160
Net assets applicable to shares outstanding	$1,018,787,602

Net assets consist of:
Shares of beneficial interest	$1,015,948,579
Undistributed net investment income	(3,939,313)
Undistributed net realized gain	20,535,487
Net unrealized appreciation (depreciation)	(13,757,151)
$1,018,787,602

Net Assets:
Class A	$499,799,038
Class B	$1,063,642
Class C	$103,988,055
Class Y	$398,283,083
Class R5	$14,204,461
Class R6	$1,449,323

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	56,723,586
Class B	120,961
Class C	11,826,325
Class Y	45,329,535
Class R5	1,613,108
Class R6	164,451
Class A:
Net asset value per share	$8.81
Maximum offering price per share
(Net asset value of $8.81 ÷ 94.50%)	$9.32
Class B:
Net asset value and offering price per share	$8.79
Class C:
Net asset value and offering price per share	$8.79
Class Y:
Net asset value and offering price per share	$8.79
Class R5:
Net asset value and offering price per share	$8.81
Class R6:
Net asset value and offering price per share	$8.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $1,947,098)	$39,503,705
Dividends from affiliated money market funds	14,396
Interest (net of foreign withholding taxes of $689)	10,885,571
Total investment income	50,403,672

Expenses:
Advisory fees	8,545,804
Administrative services fees	292,401
Custodian fees	182,548
Distribution fees:
Class A	1,439,585
Class B	14,392
Class C	1,160,262
Transfer Agent Fees — A, B, C and Y	1,770,071
Transfer agent fees — R5	22,345
Transfer agent fees — R6	361
Trustees’ and officers’ fees and benefits	37,960
Other	405,412
Total expenses	13,871,141
Less: Fees waived and expense offset arrangement(s)	(42,713)
Net expenses	13,828,428
Net investment income	36,575,244

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	32,186,301
Foreign currencies	(175,830)
32,010,471
Change in net unrealized appreciation (depreciation) of:
Investment securities	(100,434,460)
Foreign currencies	(147,729)
(100,582,189)
Net realized and unrealized gain (loss)	(68,571,718)
Net increase (decrease) in net assets resulting from operations	$(31,996,474)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$36,575,244	$35,045,450
Net realized gain	32,010,471	8,931,020
Change in net unrealized appreciation (depreciation)	(100,582,189)	131,956,988
Net increase (decrease) in net assets resulting from operations	(31,996,474)	175,933,458

Distributions to shareholders from net investment income:
Class A	(23,842,662)	(29,303,895)
Class B	(50,721)	(69,155)
Class C	(3,912,502)	(4,479,405)
Class Y	(19,395,644)	(14,944,102)
Class R5	(1,048,545)	(1,233,982)
Class R6	(69,263)	(3,215)
Total distributions from net investment income	(48,319,337)	(50,033,754)

Distributions to shareholders from net realized gains:
Class A	(292,934)	(7,329,405)
Class B	(812)	(20,716)
Class C	(60,843)	(1,307,959)
Class Y	(234,608)	(3,044,760)
Class R5	(12,797)	(292,640)
Class R6	(758)	(633)
Total distributions from net realized gains	(602,752)	(11,996,113)

Share transactions-net:
Class A	(69,248,140)	(71,036,172)
Class B	(494,308)	(356,965)
Class C	(6,291,726)	(2,483,292)
Class Y	27,381	124,475,560
Class R5	(9,236,603)	(1,406,971)
Class R6	137,220	1,319,530
Net increase (decrease) in net assets resulting from share transactions	(85,106,176)	50,511,690
Net increase (decrease) in net assets	(166,024,739)	164,415,281

Net assets:
Beginning of year	1,184,812,341	1,020,397,060
End of year (includes undistributed net investment income of $(3,939,313) and $(3,240,481), respectively)	$1,018,787,602	$1,184,812,341

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B

16                         Invesco Global Real Estate Income Fund

shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

17                         Invesco Global Real Estate Income Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

18                         Invesco Global Real Estate Income Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursemnt (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursemnt to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $41,924.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of

19                         Invesco Global Real Estate Income Fund

0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $99,957 in front-end sales commissions from the sale of Class A shares and $3,275, $506 and $6,599 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended August 31, 2015, there were transfers from Level 1 to Level 2 of $153,410,672, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$17,953,291	$55,006,606	$—	$72,959,897
Brazil	—	7,103,250	—	7,103,250
Canada	16,760,971	—	—	16,760,971
France	2,883,397	30,600,191	—	33,483,588
Germany	5,499,524	9,470,724	—	14,970,248
Hong Kong	16,320,084	19,462,136	—	35,782,220
Japan	2,005,321	62,788,179	—	64,793,500
Netherlands	—	13,378,250	—	13,378,250
Singapore	23,524,518	1,980,189	—	25,504,707
South Africa	—	8,596,929	—	8,596,929
Sweden	—	3,476,234	—	3,476,234
Switzerland	1,556,776	5,155,659	—	6,712,435
United Kingdom	—	68,781,416	—	68,781,416
United States	449,886,416	184,841,485	—	634,727,901
Total Investments	$536,390,298	$470,641,248	$—	$1,007,031,546

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $789.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which

20                         Invesco Global Real Estate Income Fund

their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$45,340,240	$49,534,870
Long-term capital gain	3,581,849	12,494,997
Total distributions	$48,922,089	$62,029,867

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$20,848,321
Net unrealized appreciation (depreciation) — investments	(17,824,695)
Net unrealized appreciation (depreciation) — other investments	(155,242)
Temporary book/tax differences	(29,361)
Shares of beneficial interest	1,015,948,579
Total net assets	$1,018,787,602

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $680,188,642 and $727,372,366, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$39,071,039
Aggregate unrealized (depreciation) of investment securities	(56,895,734)
Net unrealized appreciation (depreciation) of investment securities	$(17,824,695)

Cost of investments for tax purposes is $1,024,856,241.

21                         Invesco Global Real Estate Income Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dividends, passive foreign investment companies and partnerships, on August 31, 2015, undistributed net investment income was increased by $11,045,261, undistributed net realized gain was decreased by $11,362,918 and shares of beneficial interest was increased by $317,657. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	14,146,624	$132,193,306	21,831,402	$194,598,629
Class B	8,986	85,063	19,347	175,050
Class C	1,694,288	15,727,052	2,660,455	23,754,784
Class Y	16,793,913	155,523,659	30,854,297	277,083,008
Class R5	493,785	4,598,900	571,384	5,091,729
Class R6	81,299	757,438	154,100	1,425,572

Issued as reinvestment of dividends:
Class A	1,728,158	15,861,225	3,295,294	28,602,726
Class B	4,439	40,677	8,822	76,364
Class C	328,419	3,010,348	553,619	4,795,746
Class Y	1,662,514	15,213,953	1,678,076	14,607,185
Class R5	109,918	1,007,205	164,077	1,423,539
Class R6	7,578	69,582	374	3,267

Automatic conversion of Class B shares to Class A shares:
Class A	35,460	327,764	21,919	197,730
Class B	(35,507)	(327,764)	(21,948)	(197,730)

Reacquired:
Class A	(23,541,803)	(217,630,435)	(33,038,903)	(294,435,257)
Class B	(31,167)	(292,284)	(46,209)	(410,649)
Class C	(2,710,025)	(25,029,126)	(3,501,043)	(31,033,822)
Class Y	(18,509,565)	(170,710,231)	(18,932,345)	(167,214,633)
Class R5	(1,604,082)	(14,842,708)	(889,093)	(7,922,239)
Class R6	(74,210)	(689,800)	(11,744)	(109,309)
Net increase (decrease) in share activity	(9,410,978)	$(85,106,176)	5,371,881	$50,511,690

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22                         Invesco Global Real Estate Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period		Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$9.48	$0.29	$(0.57)	$(0.28)	$(0.38)	$(0.01)	$(0.39)	$8.81		(3.08)%	$499,799	1.22	%(d)	1.22	%(d)	3.12	%(d)	60%
Year ended 08/31/14	8.52	0.29	1.19	1.48	(0.42)	(0.10)	(0.52)	9.48		18.13	609,824	1.27		1.27		3.26		61
Year ended 08/31/13	8.97	0.36	(0.31)	0.05	(0.50)	—	(0.50)	8.52		0.43	615,876	1.26		1.27		4.00		63
Year ended 08/31/12	8.39	0.41	0.57	0.98	(0.40)	—	(0.40)	8.97	(e)	12.19	318,464	1.31		1.31		4.82		49
Year ended 08/31/11	7.77	0.32	0.61	0.93	(0.31)	—	(0.31)	8.39		12.11	203,100	1.30		1.30		3.83		101
Class B
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79		(3.83)	1,064	1.97	(d)	1.97	(d)	2.37	(d)	60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46		17.13	1,647	2.02		2.02		2.51		61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51		(0.23)	1,822	2.01		2.02		3.25		63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	—	(0.34)	8.95	(e)	11.49	1,606	2.06		2.06		4.07		49
Year ended 08/31/11	7.75	0.26	0.59	0.85	(0.24)	—	(0.24)	8.36		11.15	1,772	2.05		2.05		3.08		101
Class C
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79		(3.83)	103,988	1.97	(d)	1.97	(d)	2.37	(d)	60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46		17.14	118,319	2.02		2.02		2.51		61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51		(0.23)	108,878	2.01		2.02		3.25		63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	—	(0.34)	8.95	(e)	11.49	44,790	2.06		2.06		4.07		49
Year ended 08/31/11	7.75	0.26	0.59	0.85	(0.24)	—	(0.24)	8.36		11.15	26,511	2.05		2.05		3.08		101
Class Y
Year ended 08/31/15	9.45	0.31	(0.55)	(0.24)	(0.41)	(0.01)	(0.42)	8.79		(2.75)	398,283	0.97	(d)	0.97	(d)	3.37	(d)	60
Year ended 08/31/14	8.50	0.32	1.17	1.49	(0.44)	(0.10)	(0.54)	9.45		18.33	428,854	1.02		1.02		3.51		61
Year ended 08/31/13	8.95	0.39	(0.32)	0.07	(0.52)	—	(0.52)	8.50		0.68	270,196	1.01		1.02		4.25		63
Year ended 08/31/12	8.36	0.43	0.58	1.01	(0.42)	—	(0.42)	8.95	(e)	12.62	114,525	1.06		1.06		5.07		49
Year ended 08/31/11	7.75	0.34	0.60	0.94	(0.33)	—	(0.33)	8.36		12.28	26,139	1.05		1.05		4.08		101
Class R5
Year ended 08/31/15	9.47	0.32	(0.56)	(0.24)	(0.41)	(0.01)	(0.42)	8.81		(2.68)	14,204	0.91	(d)	0.91	(d)	3.43	(d)	60
Year ended 08/31/14	8.52	0.32	1.18	1.50	(0.45)	(0.10)	(0.55)	9.47		18.40	24,749	0.91		0.91		3.62		61
Year ended 08/31/13	8.96	0.39	(0.30)	0.09	(0.53)	—	(0.53)	8.52		0.85	23,565	0.94		0.95		4.32		63
Year ended 08/31/12	8.38	0.44	0.57	1.01	(0.43)	—	(0.43)	8.96	(e)	12.63	30,076	0.98		0.98		5.15		49
Year ended 08/31/11	7.76	0.35	0.61	0.96	(0.34)	—	(0.34)	8.38		12.52	35,777	0.96		0.96		4.17		101
Class R6
Year ended 08/31/15	9.48	0.33	(0.57)	(0.24)	(0.42)	(0.01)	(0.43)	8.81		(2.70)	1,449	0.84	(d)	0.84	(d)	3.50	(d)	60
Year ended 08/31/14	8.52	0.34	1.18	1.52	(0.46)	(0.10)	(0.56)	9.48		18.62	1,420	0.87		0.87		3.66		61
Year ended 08/31/13(f)	8.98	0.38	(0.41)	(0.03)	(0.43)	—	(0.43)	8.52		(0.49)	60	0.86	(g)	0.87	(g)	4.40	(g)	63

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $575,834, $1,439, $116,026, $445,394, $22,350 and $1,568 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

23                         Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Global Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

24                         Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$942.60	$6.02	$1,019.00	$6.26	1.23%
B	1,000.00	937.90	9.67	1,015.22	10.06	1.98
C	1,000.00	937.90	9.67	1,015.22	10.06	1.98
Y	1,000.00	943.70	4.80	1,020.27	4.99	0.98
R5	1,000.00	944.10	4.51	1,020.57	4.69	0.92
R6	1,000.00	943.40	4.11	1,020.97	4.28	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Real Estate Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the Lipper performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one

26                         Invesco Global Real Estate Income Fund

year period and below the performance of the Index for the three and five year periods. The Fund invests in a mix or equity and fixed income securities and will likely underperform when equities meaningfully outperform bonds. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although

Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

27                         Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,581,849
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in June 2015. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
6/18/2015	Class A	$0.0523	$0.0236	$0.0000	$0.0759
6/18/2015	Class B	0.0348	0.0236	0.0000	0.0584
6/18/2015	Class C	0.0348	0.0236	0.0000	0.0584
6/18/2015	Class Y	0.0578	0.0236	0.0000	0.0814
6/18/2015	Class R5	0.0592	0.0236	0.0000	0.0828
6/18/2015	Class R6	0.0611	0.0236	0.0000	0.0847

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

28                         Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                     GREI-AR-1                 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco Growth and Income Fund
Nasdaq: A: ACGIX ¡ B: ACGJX ¡ C: ACGKX ¡ R: ACGLX ¡ Y: ACGMX ¡ R5: ACGQX ¡ R6: GIFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco Growth and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value, outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.65%
Class B Shares	-2.65
Class C Shares	-3.33
Class R Shares	-2.86
Class Y Shares	-2.39
Class R5 Shares	-2.29
Class R6 Shares	-2.19
S&P 500 Index▼ (Broad Market Index)	0.48
Russell 1000 Value Index▼ (Style-Specific Index)	-3.48
Lipper Large-Cap Value Funds Index■ (Peer Group Index)	-3.77

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy improved slowly, but somewhat steadily, during the fiscal year ended August 31, 2015 – although the performance of the underlying sectors of the economy varied dramatically. The headline story was the massive slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

As the reporting period began, economic growth appeared to be stronger in the US than in the rest of the world. In mid-2014, when the price of oil began its sharp and prolonged decline, US equities fell as well. However, while global growth weakened and commodity-based economies and currencies underperformed those of the US, continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome summer fears that Greece and the eurozone would fail to reach agreement on a financial bailout plan. In the final weeks of the fiscal year, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets, weak global economic growth and the uncertain timing of a potential US interest rate increase were negatives for jittery US markets. While stocks were up slightly for the fiscal year, they ended the reporting period on a negative note.

Sector performance within the Russell 1000 Value Index was mixed for the reporting period, with the health care sector returning positive returns in the teens, while other sectors, like the energy and materials sectors posting negative double-digit returns.

    Stock selection in the financials sector was a large contributor to Fund performance versus its style-specific benchmark. Specifically within banks, two of the Fund’s largest holdings, JPMorgan Chase and Citigroup, were the sector’s top contributors. In 2015, JPMorgan Chase reported back-to-back quarterly earnings and revenues that outpaced analysts’ estimates. In April, the company reported a year-over-year increase in profits and rise in revenues from strong growth in its investment banking, asset management and mortgage lending divisions.

    Strong stock selection within the information technology sector was also a large contributor to the Fund’s relative returns for the reporting period. Notably, Amdocs within software and services was a large driver of performance, posting returns over 20% for the reporting period. UK-based Amdocs’ stock price rallied when the company reported record revenues in July 2015, after expanding its product suite and renewing major service contracts.

    We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. These derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to its style-specific benchmark for the reporting period. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

    On the negative side, stock selection within, and underweight exposure to, the consumer staples sector were large

Portfolio Composition
By sector
Financials	31.6%
Health Care	14.3
Information Technology	14.3
Energy	9.8
Consumer Discretionary	8.8
Industrials	8.2
Consumer Staples	6.7
Telecommunication Services	2.7
Utilities	1.2
Materials	0.8
Money Market Funds
Plus Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1. Citigroup Inc.	4.8%
2. JPMorgan Chase & Co.	4.7
3. General Electric Co.	3.0
4. Bank of America Corp.	2.7
5. Morgan Stanley	2.5
6. Royal Dutch Shell PLC-Class A	2.1
7. Carnival Corp.	2.0
8. Target Corp.	1.9
9. PNC Financial Services Group,Inc. (The)	1.9
10. Merck & Co., Inc.	1.8

Total Net Assets	$8.3 billion

Total Number of Holdings*	85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Growth and Income Fund

detractors from the Fund’s relative performance. Notably, Avon Products, a household and personal products company, was a large detractor, posting a double-digit loss for the reporting period. The stock performed poorly after the company settled bribery charges with the Justice Department toward the end of 2014. We sold Avon in the fourth quarter of 2014 due to deteriorating fundamentals and unclear guidance from management on the company’s long-term prospects.

Stock selection within the industrials sector also detracted from the Fund’s relative performance. Caterpillar within capital goods and Tyco International within commercial and professional services performed poorly for the reporting period, posting negative double-digit returns. Shares of Caterpillar suffered after the company missed revenue forecasts in July 2015 and cut full-year guidance. Soft materials pricing and a slowing Chinese economy, made worse by a strong US dollar, crimped profits in the multinational company, as less than half of its revenue is based in the US.

Weak stock selection within the materials sector also dampened relative Fund returns. Mining company Freeport-McMoRan’s stock price suffered, along with the majority of miners, as the prices of gold, silver, copper and other metals fell, beginning in late 2014. We sold our position in Freeport-McMoRan during the fiscal year.

Equity markets experienced continued volatility during the reporting period. Reasons for volatility included a sluggish Chinese economy and falling oil and commodity prices affecting the global economy. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

Thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Growth and Income Fund. He joined
Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Mary Jayne Maly Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth and Income Fund. She joined
Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a
BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined
Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

5                          Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder trans-
actions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Growth and Income Fund

Average Annual Total Returns

As of 8/31/15, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.39%
10 Years	5.79
5 Years	12.63
1 Year	-8.01

Class B Shares
Inception (8/2/93)	9.37%
10 Years	6.35
5 Years	13.67
1 Year	-6.98

Class C Shares
Inception (8/2/93)	8.87%
10 Years	5.62
5 Years	13.06
1 Year	-4.20

Class R Shares
Inception (10/1/02)	8.65%
10 Years	6.13
5 Years	13.61
1 Year	-2.86

Class Y Shares
Inception (10/19/04)	7.77%
10 Years	6.66
5 Years	14.17
1 Year	-2.39

Class R5 Shares
10 Years	6.61%
5 Years	14.32
1 Year	-2.29

Class R6 Shares
10 Years	6.53%
5 Years	14.19
1 Year	-2.19

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1

Average Annual Total Returns

As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.50%
10 Years	6.81
5 Years	14.33
1 Year	-0.58

Class B Shares
Inception (8/2/93)	9.73%
10 Years	7.35
5 Years	15.42
1 Year	0.51

Class C Shares
Inception (8/2/93)	9.22%
10 Years	6.63
5 Years	14.79
1 Year	3.51

Class R Shares
Inception (10/1/02)	9.25%
10 Years	7.15
5 Years	15.36
1 Year	5.51

Class Y Shares
Inception (10/19/04)	8.47%
10 Years	7.69
5 Years	15.94
1 Year	5.51

Class R5 Shares
10 Years	7.62%
5 Years	16.08
1 Year	5.58

Class R6 Shares
10 Years	7.54%
5 Years	15.92
1 Year	5.68

fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.84%, 0.84%, 1.59%, 1.09%, 0.59%, 0.48% and 0.39%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 0.85%, 1.60%, 1.10%, 0.60%, 0.49% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017.

7 Invesco Growth and Income Fund

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

continued on page 6

8                          Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–98.37%
Aerospace & Defense–1.29%
General Dynamics Corp.	753,431	$107,009,805

Agricultural Products–1.26%
Archer-Daniels-Midland Co.	2,322,974	104,510,600

Application Software–1.68%
Adobe Systems Inc.(b)	896,045	70,402,256
Citrix Systems, Inc.(b)	1,018,517	69,371,193
		139,773,449

Asset Management & Custody Banks–2.60%
Northern Trust Corp.	1,315,199	91,853,498
State Street Corp.	1,722,215	123,861,703
		215,715,201

Automobile Manufacturers–0.76%
General Motors Co.	2,146,253	63,185,688

Biotechnology–1.38%
Amgen Inc.	488,378	74,126,013
Baxalta Inc.(b)	1,144,433	40,226,820
		114,352,833

Broadcasting–0.25%
CBS Corp.–Class B	466,045	21,083,876

Cable & Satellite–2.35%
Comcast Corp.–Class A	2,015,085	113,509,738
Time Warner Cable Inc.	439,961	81,841,545
		195,351,283

Communications Equipment–2.59%
Cisco Systems, Inc.	4,849,530	125,505,836
Juniper Networks, Inc.	3,483,117	89,550,938
		215,056,774

Construction Machinery & Heavy Trucks–0.78%
Caterpillar Inc.	845,006	64,592,259

Data Processing & Outsourced Services–1.06%
PayPal Holdings, Inc.(b)	2,513,175	87,961,125

Diversified Banks–13.13%
Bank of America Corp.	13,557,569	221,530,678
Citigroup Inc.	7,397,528	395,619,797
Comerica Inc.	1,943,548	85,516,112
JPMorgan Chase & Co.	6,031,102	386,593,638
		1,089,260,225

Electric Utilities–0.52%
FirstEnergy Corp.	1,339,346	42,805,498

Electronic Components–0.82%
Corning Inc.	3,974,601	68,402,883

Fertilizers & Agricultural Chemicals–0.78%
Mosaic Co. (The)	1,594,362	65,097,800

	Shares	Value
Food Distributors–0.10%
Sysco Corp.	209,473	$8,351,689

General Merchandise Stores–1.92%
Target Corp.	2,049,975	159,303,557

Health Care Equipment–2.05%
Baxter International Inc.	1,601,225	61,567,101
Medtronic PLC	1,505,717	108,848,282
		170,415,383

Health Care Services–0.81%
Express Scripts Holding Co.(b)	807,034	67,468,042

Hotels, Resorts & Cruise Lines–1.98%
Carnival Corp.	3,338,561	164,357,358

Household Products–1.19%
Procter & Gamble Co. (The)	1,391,841	98,361,403

Hypermarkets & Super Centers–1.55%
Wal-Mart Stores, Inc.	1,982,909	128,353,700

Industrial Conglomerates–2.97%
General Electric Co.	9,909,719	245,959,226

Industrial Machinery–1.02%
Ingersoll-Rand PLC	1,535,778	84,913,166

Insurance Brokers–3.00%
Aon PLC	938,875	87,728,480
Marsh & McLennan Cos., Inc.	1,662,756	89,339,880
Willis Group Holdings PLC	1,668,869	71,911,565
		248,979,925

Integrated Oil & Gas–5.31%
Exxon Mobil Corp.	955,063	71,858,940
Occidental Petroleum Corp.	1,292,358	94,355,058
Royal Dutch Shell PLC–Class A (United Kingdom)	6,792,154	176,032,077
TOTAL S.A. (France)	2,155,708	98,070,052
		440,316,127

Integrated Telecommunication Services–1.71%
Koninklijke KPN N.V. (Netherlands)	6,154,596	23,919,952
Orange S.A. (France)	1,375,813	21,752,139
Telecom Italia S.p.A. (Italy)(b)	12,853,328	15,619,805
Telefónica, S.A. (Spain)	1,038,798	14,650,928
Verizon Communications Inc.	1,436,005	66,070,590
		142,013,414

Internet Software & Services–1.05%
eBay Inc.(b)	3,198,007	86,697,970

Investment Banking & Brokerage–4.80%
Charles Schwab Corp. (The)	3,108,903	94,448,473
Goldman Sachs Group, Inc. (The)	500,606	94,414,292
Morgan Stanley	6,074,094	209,252,538
		398,115,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Growth and Income Fund

	Shares	Value
IT Consulting & Other Services–1.37%
Amdocs Ltd.	1,982,138	$113,398,115

Managed Health Care–1.80%
Anthem, Inc.	542,521	76,522,587
UnitedHealth Group Inc.	625,878	72,414,085
		148,936,672

Movies & Entertainment–0.69%
Time Warner Inc.	407,572	28,978,369
Viacom Inc.–Class B	683,154	27,852,189
		56,830,558

Multi-Utilities–0.69%
PG&E Corp.	1,159,995	57,512,552

Oil & Gas Equipment & Services–1.30%
Baker Hughes Inc.	1,801,733	100,897,048
Weatherford International PLC(b)	645,300	6,549,795
		107,446,843

Oil & Gas Exploration & Production–3.18%
Anadarko Petroleum Corp.	806,973	57,763,127
Apache Corp.	2,640,167	119,441,155
Canadian Natural Resources Ltd. (Canada)	3,835,974	86,445,717
		263,649,999

Other Diversified Financial Services–1.48%
Voya Financial, Inc.	2,858,874	123,160,292

Packaged Foods & Meats–1.30%
Mondelez International Inc.–Class A	2,545,122	107,811,368

Pharmaceuticals–8.20%
Eli Lilly and Co.	1,262,445	103,962,346
Merck & Co., Inc.	2,809,041	151,266,858
Novartis AG (Switzerland)	1,362,927	133,183,676
Pfizer Inc.	2,753,819	88,728,048
Sanofi (France)	925,677	91,022,618
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	1,745,771	112,445,110
		680,608,656

Publishing–0.81%
Thomson Reuters Corp.	1,732,102	67,377,807

Railroads–0.94%
CSX Corp.	2,849,049	78,006,962

Regional Banks–5.90%
BB&T Corp.	1,942,219	71,706,726

	Shares	Value
Regional Banks–(continued)
Citizens Financial Group Inc.	4,824,381	$119,741,136
Fifth Third Bancorp	4,414,523	87,937,298
First Horizon National Corp.	3,791,097	55,084,639
PNC Financial Services Group, Inc. (The)	1,702,232	155,107,380
		489,577,179

Security & Alarm Services–1.23%
Tyco International PLC	2,801,866	101,679,717

Semiconductor Equipment–0.93%
Applied Materials, Inc.	4,772,777	76,770,118

Semiconductors–1.67%
Broadcom Corp.–Class A	884,640	45,709,349
Intel Corp.	3,244,523	92,598,686
		138,308,035

Specialized Finance–0.71%
CME Group Inc.–Class A	622,180	58,758,679

Systems Software–2.34%
Microsoft Corp.	2,105,495	91,631,142
Symantec Corp.	4,982,259	102,086,487
		193,717,629

Technology Hardware, Storage & Peripherals–0.81%
NetApp, Inc.	2,109,191	67,409,744

Tobacco–1.31%
Philip Morris International Inc.	1,362,732	108,746,014

Wireless Telecommunication Services–1.00%
Vodafone Group PLC–ADR (United Kingdom)	2,403,215	82,862,853
Total Common Stocks & Other Equity Interests (Cost $6,397,308,661)		8,160,335,354

Money Market Funds–2.06%
Liquid Assets Portfolio–Institutional Class, 0.12%(c)	85,481,992	85,481,992
Premier Portfolio–Institutional Class, 0.09%(c)	85,481,993	85,481,993
Total Money Market Funds (Cost $170,963,985)		170,963,985
TOTAL INVESTMENTS–100.43% (Cost $6,568,272,646)		8,331,299,339
OTHER ASSETS LESS LIABILITIES–(0.43)%		(35,274,681)
NET ASSETS–100.00%		$8,296,024,658

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $6,397,308,661)	$8,160,335,354
Investments in affiliated money market funds, at value and cost	170,963,985
Total investments, at value (Cost $6,568,272,646)	8,331,299,339
Foreign currencies, at value (Cost $201,747)	202,410
Receivable for:
Investments sold	18,941,836
Fund shares sold	8,693,343
Dividends	18,929,375
Investment for trustee deferred compensation and retirement plans	589,326
Unrealized appreciation on forward foreign currency contracts outstanding	7,932,794
Other assets	83,120
Total assets	8,386,671,543

Liabilities:
Payable for:
Investments purchased	13,936,120
Fund shares reacquired	68,911,629
Accrued fees to affiliates	5,244,516
Accrued trustees’ and officers’ fees and benefits	18,710
Accrued other operating expenses	311,678
Trustee deferred compensation and retirement plans	695,957
Unrealized depreciation on forward foreign currency contracts outstanding	1,528,275
Total liabilities	90,646,885
Net assets applicable to shares outstanding	$8,296,024,658

Net assets consist of:
Shares of beneficial interest	$6,012,207,345
Undistributed net investment income	51,413,847
Undistributed net realized gain	463,046,156
Net unrealized appreciation	1,769,357,310
$8,296,024,658

Net Assets:
Class A	$4,450,596,112
Class B	$50,939,277
Class C	$309,525,618
Class R	$139,083,667
Class Y	$1,886,927,866
Class R5	$738,797,372
Class R6	$720,154,746

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	174,949,092
Class B	2,018,122
Class C	12,299,844
Class R	5,465,188
Class Y	74,106,413
Class R5	28,985,437
Class R6	28,247,221
Class A:
Net asset value per share	$25.44
Maximum offering price per share
(Net asset value of $25.44 ÷ 94.50%)	$26.92
Class B:
Net asset value and offering price per share	$25.24
Class C:
Net asset value and offering price per share	$25.17
Class R:
Net asset value and offering price per share	$25.45
Class Y:
Net asset value and offering price per share	$25.46
Class R5:
Net asset value and offering price per share	$25.49
Class R6:
Net asset value and offering price per share	$25.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $5,761,892)	$196,817,502
Dividends from affiliated money market funds	154,960
Total investment income	196,972,462

Expenses:
Advisory fees	32,733,175
Administrative services fees	757,356
Custodian fees	398,161
Distribution fees:
Class A	12,428,244
Class B	169,192
Class C	3,285,455
Class R	817,525
Transfer agent fees — A, B, C, R and Y	15,882,252
Transfer agent fees — R5	812,063
Transfer agent fees — R6	14,106
Trustees’ and officers’ fees and benefits	156,299
Other	1,116,438
Total expenses	68,570,266
Less: Fees waived and expense offset arrangement(s)	(414,217)
Net expenses	68,156,049
Net investment income	128,816,413

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	624,657,775
Foreign currencies	(546,699)
Forward foreign currency contracts	87,832,004
711,943,080
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,045,960,753)
Foreign currencies	(81,311)
Forward foreign currency contracts	6,150,275
(1,039,891,789)
Net realized and unrealized gain (loss)	(327,948,709)
Net increase (decrease) in net assets resulting from operations	$(199,132,296)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$128,816,413	$190,760,236
Net realized gain	711,943,080	717,887,643
Change in net unrealized appreciation (depreciation)	(1,039,891,789)	866,967,078
Net increase (decrease) in net assets resulting from operations	(199,132,296)	1,775,614,957

Distributions to shareholders from net investment income:
Class A	(95,852,748)	(61,612,058)
Class B	(1,361,186)	(1,179,649)
Class C	(3,750,293)	(1,447,199)
Class R	(2,785,361)	(1,736,950)
Class Y	(46,673,590)	(29,080,386)
Class R5	(18,554,045)	(12,570,413)
Class R6	(16,315,170)	(7,418,125)
Total distributions from net investment income	(185,292,393)	(115,044,780)

Distributions to shareholders from net realized gains:
Class A	(452,856,740)	(117,716,418)
Class B	(6,596,296)	(2,338,436)
Class C	(29,434,651)	(7,258,149)
Class R	(15,312,972)	(4,191,643)
Class Y	(194,870,035)	(45,186,746)
Class R5	(71,525,594)	(18,438,457)
Class R6	(60,590,022)	(8,430,934)
Total distributions from net realized gains	(831,186,310)	(203,560,783)

Share transactions–net:
Class A	(190,458,025)	(288,693,649)
Class B	(22,934,232)	(34,204,390)
Class C	18,566,173	(5,617,121)
Class R	(20,329,574)	(18,402,121)
Class Y	(21,583,356)	34,843,158
Class R5	(30,967,417)	29,578,569
Class R6	163,697,019	231,388,328
Net increase (decrease) in net assets resulting from share transactions	(104,009,412)	(51,107,226)
Net increase (decrease) in net assets	(1,319,620,411)	1,405,902,168

Net assets:
Beginning of year	9,615,645,069	8,209,742,901
End of year (includes undistributed net investment income of $51,413,847 and $108,981,756, respectively)	$8,296,024,658	$9,615,645,069

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to

13                         Invesco Growth and Income Fund

contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

14                         Invesco Growth and Income Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Growth and Income Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment Securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $407,931.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C

16                         Invesco Growth and Income Fund

maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $577,696 in front-end sales commissions from the sale of Class A shares and $4,084, $12,374 and $5,356 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2015, the Fund incurred $61,544 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended August 31, 2015, there were transfers from Level 1 to Level 2 of $305,625,575 and from Level 2 to Level 1 of $37,371,944, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$7,794,420,036	$536,879,303	$—	$8,331,299,339
Forward Foreign Currency Contracts*	—	6,404,519	—	6,404,519
Total Investments	$7,794,420,036	$543,283,822	$—	$8,337,703,858

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$7,932,794	$(1,528,275)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

17                         Invesco Growth and Income Fund

Effect of Derivative Investments for the year ended August 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Options Purchased(a)
Realized Gain (Loss):
Currency Risk	$87,832,004	$—
Equity Risk	—	(540,606)
Change in Net Unrealized Appreciation:
Currency Risk	$6,150,275	$—
Equity Risk	—	426,922
Total	$93,982,279	$(113,684)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts and the four month average notional value of options purchased outstanding during the period.

	Forward Foreign Currency Contracts	Options Purchased
Average notional value	$805,882,098	$17,768,525

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
10/02/15	Bank of New York Mellon (The)	CAD	69,448,249	USD	52,151,833	$52,781,985	$(630,152)
10/02/15	State Street Bank & Trust Co.	CAD	69,448,481	USD	52,144,097	52,782,161	(638,064)
10/02/15	Bank of New York Mellon (The)	CHF	51,206,160	USD	54,131,994	53,009,116	1,122,878
10/02/15	State Street Bank & Trust Co.	CHF	51,206,414	USD	54,154,590	53,009,380	1,145,210
10/02/15	Bank of New York Mellon (The)	EUR	86,874,868	USD	99,085,565	97,523,509	1,562,056
10/02/15	State Street Bank & Trust Co.	EUR	86,875,374	USD	99,025,764	97,524,077	1,501,687
10/02/15	Bank of New York Mellon (The)	GBP	60,519,479	USD	94,135,931	92,847,613	1,288,318
10/02/15	State Street Bank & Trust Co.	GBP	60,519,339	USD	94,160,043	92,847,398	1,312,645
10/02/15	Bank of New York Mellon (The)	ILK	163,013,607	USD	41,447,123	41,564,251	(117,128)
10/02/15	State Street Bank & Trust Co.	ILK	163,013,685	USD	41,421,340	41,564,271	(142,931)
Total Open Forward Foreign Currency Contracts — Currency Risk							$6,404,519

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
ILK	– Israeli Shekel
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

18                         Invesco Growth and Income Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2015.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Bank of New York Mellon (The)	$3,973,252	$(747,280)	$—	$—	$3,225,972
State Street Bank & Trust Co.	3,959,542	(780,995)	—	—	3,178,547
Total	$7,932,794	$(1,528,275)	$—	$—	$6,404,519

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Bank of New York Mellon (The)	$747,280	$(747,280)	$—	$—	$—
State Street Bank & Trust Co.	780,995	(780,995)	—	—	—
Total	$1,528,275	$(1,528,275)	$—	$—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2015, the Fund engaged in securities purchases of $771,115.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,286.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco Growth and Income Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$262,808,879	$119,076,289
Long-term capital gain	753,669,824	199,529,274
Total distributions	$1,016,478,703	$318,605,563

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$55,218,498
Undistributed long-term gain	476,457,231
Net unrealized appreciation — investments	1,752,935,611
Net unrealized appreciation (depreciation) — other investments	(73,902)
Temporary book/tax differences	(720,125)
Shares of beneficial interest	6,012,207,345
Total net assets	$8,296,024,658

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2015.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $2,038,294,295 and $2,837,336,034, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,094,585,354
Aggregate unrealized (depreciation) of investment securities	(341,649,743)
Net unrealized appreciation of investment securities	$1,752,935,611

Cost of investments for tax purposes is $6,578,363,728.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, excise taxes and return of capital, on August 31, 2015, undistributed net investment income was decreased by $1,091,929, undistributed net realized gain was increased by $800,334 and shares of beneficial interest was increased by $291,595. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Growth and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	17,888,584	$485,903,239	20,450,645	$551,400,574
Class B	24,494	667,225	55,993	1,492,955
Class C	1,253,277	33,557,232	1,054,947	28,254,914
Class R	1,075,763	29,268,433	1,443,041	39,138,626
Class Y	18,424,623	503,537,339	17,406,820	473,531,971
Class R5	8,520,759	231,266,680	10,863,248	296,409,011
Class R6	10,683,508	288,569,077	10,686,110	288,760,455

Issued as reinvestment of dividends:
Class A	20,187,250	521,859,531	6,491,884	170,525,029
Class B	295,592	7,581,858	128,924	3,358,844
Class C	1,183,905	30,214,201	306,483	7,924,492
Class R	699,242	18,074,952	225,990	5,927,788
Class Y	8,962,519	232,043,868	2,711,161	71,425,728
Class R5	3,472,896	90,078,761	1,172,727	30,940,210
Class R6	2,877,870	74,651,350	594,490	15,775,850

Automatic conversion of Class B shares to Class A shares:
Class A	815,263	22,186,231	970,672	26,486,043
Class B	(821,538)	(22,186,231)	(977,570)	(26,486,043)

Reacquired:
Class A	(44,887,223)	(1,220,407,026)	(38,227,817)	(1,037,105,295)
Class B	(332,033)	(8,997,084)	(465,664)	(12,570,146)
Class C	(1,680,802)	(45,205,260)	(1,545,384)	(41,796,527)
Class R	(2,495,100)	(67,672,959)	(2,330,503)	(63,468,535)
Class Y	(27,829,736)	(757,164,563)	(18,798,733)	(510,114,541)
Class R5	(12,993,861)	(352,312,858)	(10,842,356)	(297,770,652)
Class R6	(7,359,673)	(199,523,408)	(2,670,780)	(73,147,977)
Net increase (decrease) in share activity	(2,034,421)	$(104,009,412)	(1,295,672)	$(51,107,226)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Growth and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$29.30	$0.35		$(1.09)	$(0.74)	$(0.54)	$(2.58)	$(3.12)	$25.44	(2.61)%		$4,450,596	0.84	%(d)	0.84	%(d)	1.29	%(d)	23%
Year ended 08/31/14	24.92	0.55	(e)	4.78	5.33	(0.33)	(0.62)	(0.95)	29.30	21.84		5,302,375	0.83		0.84		2.03	(e)	31
Year ended 08/31/13	20.48	0.31		4.47	4.78	(0.34)	—	(0.34)	24.92	23.57		4,766,860	0.81		0.82		1.37		29
Year ended 08/31/12	18.01	0.32		2.42	2.74	(0.27)	—	(0.27)	20.48	15.33		4,266,135	0.83		0.84		1.66		25
Year ended 08/31/11	16.06	0.24		1.91	2.15	(0.20)	—	(0.20)	18.01	13.37		4,149,537	0.83		0.84		1.23		23
Class B
Year ended 08/31/15	29.10	0.35		(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.24	(2.65	)(f)	50,939	0.84	(d)(f)	0.84	(d)(f)	1.29	(d)(f)	23
Year ended 08/31/14	24.75	0.54	(e)	4.75	5.29	(0.32)	(0.62)	(0.94)	29.10	21.86	(f)	82,970	0.83	(f)	0.84	(f)	2.03	(e)(f)	31
Year ended 08/31/13	20.34	0.31		4.44	4.75	(0.34)	—	(0.34)	24.75	23.57	(f)	101,723	0.81	(f)	0.82	(f)	1.37	(f)	29
Year ended 08/31/12	17.88	0.31		2.41	2.72	(0.26)	—	(0.26)	20.34	15.37	(f)	124,930	0.81	(f)	0.82	(f)	1.68	(f)	25
Year ended 08/31/11	15.93	0.23		1.90	2.13	(0.18)	—	(0.18)	17.88	13.36	(f)	173,129	0.83	(f)	0.84	(f)	1.23	(f)	23
Class C
Year ended 08/31/15	29.01	0.15		(1.08)	(0.93)	(0.33)	(2.58)	(2.91)	25.17	(3.33)		309,526	1.59	(d)	1.59	(d)	0.54	(d)	23
Year ended 08/31/14	24.68	0.34	(e)	4.73	5.07	(0.12)	(0.62)	(0.74)	29.01	20.94		334,902	1.58		1.59		1.28	(e)	31
Year ended 08/31/13	20.29	0.14		4.42	4.56	(0.17)	—	(0.17)	24.68	22.63		289,458	1.56		1.57		0.62		29
Year ended 08/31/12	17.84	0.18		2.40	2.58	(0.13)	—	(0.13)	20.29	14.53	(g)	254,679	1.55	(g)	1.56	(g)	0.94	(g)	25
Year ended 08/31/11	15.91	0.09		1.90	1.99	(0.06)	—	(0.06)	17.84	12.52	(g)	258,606	1.57	(g)	1.58	(g)	0.49	(g)	23
Class R
Year ended 08/31/15	29.31	0.29		(1.10)	(0.81)	(0.47)	(2.58)	(3.05)	25.45	(2.86)		139,084	1.09	(d)	1.09	(d)	1.04	(d)	23
Year ended 08/31/14	24.93	0.48	(e)	4.78	5.26	(0.26)	(0.62)	(0.88)	29.31	21.53		181,301	1.08		1.09		1.78	(e)	31
Year ended 08/31/13	20.49	0.25		4.47	4.72	(0.28)	—	(0.28)	24.93	23.26		170,691	1.06		1.07		1.12		29
Year ended 08/31/12	18.02	0.27		2.42	2.69	(0.22)	—	(0.22)	20.49	15.03		147,659	1.08		1.09		1.41		25
Year ended 08/31/11	16.07	0.19		1.92	2.11	(0.16)	—	(0.16)	18.02	13.08		147,453	1.08		1.09		0.98		23
Class Y
Year ended 08/31/15	29.33	0.42		(1.10)	(0.68)	(0.61)	(2.58)	(3.19)	25.46	(2.39)		1,886,928	0.59	(d)	0.59	(d)	1.54	(d)	23
Year ended 08/31/14	24.94	0.62	(e)	4.78	5.40	(0.39)	(0.62)	(1.01)	29.33	22.17		2,186,472	0.58		0.59		2.28	(e)	31
Year ended 08/31/13	20.50	0.37		4.47	4.84	(0.40)	—	(0.40)	24.94	23.86		1,826,646	0.56		0.57		1.62		29
Year ended 08/31/12	18.03	0.36		2.42	2.78	(0.31)	—	(0.31)	20.50	15.60		1,504,586	0.58		0.59		1.91		25
Year ended 08/31/11	16.08	0.28		1.92	2.20	(0.25)	—	(0.25)	18.03	13.64		1,544,968	0.58		0.59		1.48		23
Class R5
Year ended 08/31/15	29.36	0.45		(1.10)	(0.65)	(0.64)	(2.58)	(3.22)	25.49	(2.29)		738,797	0.48	(d)	0.48	(d)	1.65	(d)	23
Year ended 08/31/14	24.97	0.65	(e)	4.78	5.43	(0.42)	(0.62)	(1.04)	29.36	22.27		880,275	0.47		0.48		2.39	(e)	31
Year ended 08/31/13	20.53	0.39		4.47	4.86	(0.42)	—	(0.42)	24.97	23.96		718,816	0.47		0.48		1.71		29
Year ended 08/31/12	18.05	0.39		2.43	2.82	(0.34)	—	(0.34)	20.53	15.80		697,346	0.46		0.47		2.03		25
Year ended 08/31/11	16.08	0.32		1.92	2.24	(0.27)	—	(0.27)	18.05	13.87		307,338	0.39		0.40		1.67		23
Class R6
Year ended 08/31/15	29.36	0.48		(1.10)	(0.62)	(0.67)	(2.58)	(3.25)	25.49	(2.19)		720,155	0.38	(d)	0.38	(d)	1.75	(d)	23
Year ended 08/31/14	24.97	0.68	(e)	4.78	5.46	(0.45)	(0.62)	(1.07)	29.36	22.38		647,350	0.38		0.39		2.48	(e)	31
Year ended 08/31/13(h)	21.23	0.43		3.66	4.09	(0.35)	—	(0.35)	24.97	19.45		335,549	0.38	(i)	0.38	(i)	1.80	(i)	29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For year ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $138,016,999 and sold of $13,000,923 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Fundamental Value Fund & Invesco Large Cap Relative Value Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,975,278, $67,677, $328,546, $163,505, $2,148,381, $828,466 and $733,340 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 1.24%, $0.33 and 1.24%, $0.13 and 0.49%, $0.27 and 0.99%, $0.41 and 1.49%, $0.44 and 1.60% and $0.47 and 1.69% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.23% and 0.25% for the years ended August 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the years ended August 31, 2012 and 2011, respectively.
(h)	Commencement date of September 24, 2012.
(i)	Annualized.

22                         Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

23                         Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$956.50	$4.14	$1,020.97	$4.28	0.84%
B	1,000.00	956.50	4.14	1,020.97	4.28	0.84
C	1,000.00	953.20	7.83	1,017.19	8.08	1.59
R	1,000.00	955.40	5.37	1,019.71	5.55	1.09
Y	1,000.00	957.80	2.91	1,022.23	3.01	0.59
R5	1,000.00	958.40	2.37	1,022.79	2.45	0.48
R6	1,000.00	958.50	1.88	1,023.29	1.94	0.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Growth and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited , Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing

25                         Invesco Growth and Income Fund

funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of two mutual funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services. The information received by the Board demonstrated that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

26                         Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$753,669,824
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	74.04%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$77,516,486

27                         Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Growth and Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-GRI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco Low Volatility Equity Yield Fund
Nasdaq: A: SCAUX ¡ B: SBCUX ¡ C: SCCUX ¡ R: SCRUX ¡ Y: SCAYX Investor: SCNUX ¡ R5: SCIUX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in

China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Low Volatility Equity Yield Fund (the Fund), at net asset value, underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.72%
Class B Shares	-11.42
Class C Shares	-11.37
Class R Shares	-10.93
Class Y Shares	-10.43
Investor Class Shares	-10.76
Class R5 Shares	-10.35
S&P 500 Index▼ (Broad Market Index)	0.48
Russell 1000 Index▼ (Style-Specific Index)	0.40
Lipper Equity Income Funds Index■ (Peer Group Index)	-3.35
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy improved slowly, but somewhat steadily, during the fiscal year ended August 31, 2015 – although the performance of the underlying sectors of the economy varied dramatically. The headline story was the massive slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

As the fiscal year began, economic growth appeared to be stronger in the US than in the rest of the world. In mid-2014, when the price of oil began its sharp and prolonged decline, US equities fell as well. However, while global growth weakened and commodity-based econo-

mies and currencies underperformed those of the US, continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome summer fears that Greece and the eurozone would fail to reach agreement on a financial bailout plan. In the final weeks of the fiscal year, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets, weak global economic growth and the uncertain timing of a potential US interest rate increase were negatives for jittery US markets. While stocks were up slightly for the fiscal year, they ended the reporting period on a negative note.

    The Fund seeks to combine a higher return and income potential than the Russell 1000 Index with less volatile stocks. The Fund attempts to do this through its stock selection process, in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank these securities based on their attractiveness relative to industry peers.

    During the fiscal year, performance was mixed across sectors of the Fund and its style-specific benchmark. The energy, financials and information technology sectors detracted from Fund performance, while the utilities sector contributed to Fund performance.

    The largest detractor from Fund performance, on both a relative and absolute basis, was our stock selection in the energy sector. Within this sector, Encana, Peabody Energy and Cenovus Energy were notable underperformers. Stock prices in the energy sector were hurt by lower energy prices during the fiscal year. The Fund liquidated its positions in both Encana and Peabody Energy during the fiscal year.

    Also detracting from Fund performance were United States Steel in the materials sector and CenturyLink in the telecommunication services sector. We sold our position in United States Steel during the fiscal year.

    Several companies in the consumer staples sector, including Staples, Altria Group and Dr Pepper Snapple Group, delivered strong absolute returns and contributed to the Fund’s performance. During the fiscal year, Dr Pepper Snapple Group announced the company would begin a share repurchase program valued at nearly $1 billion. In addition, the company acquired assets of Davis Beverage

Portfolio Composition
By sector

Financials	24.6%
Utilities	11.7
Consumer Staples	11.4
Information Technology	10.6
Consumer Discretionary	10.2
Energy	9.4
Health Care	7.8
Industrials	5.2
Telecommunication Services	4.6
Materials	3.1
U.S. Treasury Bills, Plus Money Market Funds, Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*

1.	Altria Group, Inc.	2.0%
2.	Digital Realty Trust, Inc.	2.0
3.	Dr Pepper Snapple Group, Inc.	2.0
4.	PG&E Corp.	1.9
5.	Pfizer Inc.	1.9
6.	Cisco Systems, Inc.	1.9
7.	Archer-Daniels-Midland Co.	1.9
8.	Annaly Capital Management Inc.	1.8
9.	Darden Restaurants, Inc.	1.8
10.	Entergy Corp.	1.8

Total Net Assets	$284.7 million
Total Number of Holdings*	128

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 Invesco Low Volatility Equity Yield Fund

Group and Davis Bottling (not Fund holdings). We sold our position in Staples during the fiscal year.

In addition, stock selection in the utilities sector was a contributor to the Fund’s absolute and relative performance, and the Fund benefited from its overweight allocation to the sector.

The Fund uses a quantitative method of investing and focuses on four investment concepts that make up its stock selection model – Earnings Expectations, Market Sentiment, Management and Quality, and Value. During the fiscal year, investors appeared to be temporarily chasing after securities with strong growth characteristics because of concerns over slowing economic expansion and decelerating corporate earnings growth. In a low growth environment, investors seemed willing to pay a premium for growth. This type of environment was a drag on Fund performance because the Fund tends to favor more value and quality characteristics. The Fund’s stock selection model does not favor growth stocks because we believe the rewards tend to be short-lived. Within the Fund’s stock selection model, Earnings Expectations and Market Sentiment concepts were positive predictors of returns given their correlation to growth. The Value and Management and Quality concepts struggled, however, due to their focus on stable, attractively valued stocks. In addition, one of the Fund’s objective of income put a damper on performance. Over the fiscal year, higher dividend paying stocks lagged by a significant margin to stocks that paid low to no dividends.

Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a negative return and were a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We welcome new investors who joined the Fund during the fiscal year and thank all our shareholders for their investment in Invesco Low Volatility Equity Yield Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charlie Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield
Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2008.
Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                         Invesco Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 3/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.47%
5 Years	11.09
1 Year	-15.60

Class B Shares
Inception (3/31/06)	3.45%
5 Years	11.28
1 Year	-15.41

Class C Shares
Inception (3/31/06)	3.31%
5 Years	11.49
1 Year	-12.17

Class R Shares
Inception (3/31/06)	3.84%
5 Years	12.07
1 Year	-10.93

Class Y Shares
Inception	4.30%
5 Years	12.65
1 Year	-10.43

Investor Class Shares
Inception	4.10%
5 Years	12.32
1 Year	-10.76

Class R5 Shares
Inception (3/31/06)	4.42%
5 Years	12.75
1 Year	-10.35

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	4.11%
5 Years	12.35
1 Year	-9.51

Class B Shares
Inception (3/31/06)	4.09%
5 Years	12.53
1 Year	-9.27

Class C Shares
Inception (3/31/06)	3.96%
5 Years	12.75
1 Year	-5.87

Class R Shares
Inception (3/31/06)	4.50%
5 Years	13.32
1 Year	-4.54

Class Y Shares
Inception	4.96%
5 Years	13.90
1 Year	-4.07

Investor Class Shares
Inception	4.76%
5 Years	13.60
1 Year	-4.32

Class R5 Shares
Inception (3/31/06)	5.07%
5 Years	13.97
1 Year	-3.92

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of

Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares was 1.14%, 1.89%, 1.89%, 1.39%, 0.89%, 1.14% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Low Volatility Equity Yield Fund

Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of deriv-

atives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Equity Income Funds Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

8                          Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)

August 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–98.61%
Aerospace & Defense–0.38%
Huntington Ingalls Industries, Inc.	9,500	$1,069,510

Agricultural Products–3.35%
Archer-Daniels-Midland Co.	118,900	5,349,311
Bunge Ltd.	58,000	4,202,100
		9,551,411

Apparel Retail–0.64%
Abercrombie & Fitch Co.–Class A(b)	64,800	1,286,928
Guess?, Inc.	24,400	539,484
		1,826,412

Apparel, Accessories & Luxury Goods–1.44%
Coach, Inc.	135,600	4,101,900

Biotechnology–2.07%
PDL BioPharma Inc.(b)	264,000	1,491,600
United Therapeutics Corp.(c)	29,250	4,405,635
		5,897,235

Broadcasting–0.14%
TEGNA Inc.	17,000	404,430

Coal & Consumable Fuels–0.11%
Cameco Corp. (Canada)	22,300	313,538

Commercial Printing–0.63%
R. R. Donnelley & Sons Co.	113,600	1,783,520

Commodity Chemicals–1.38%
LyondellBasell Industries N.V.–Class A	46,100	3,936,018

Communications Equipment–2.45%
Cisco Systems, Inc.	208,200	5,388,216
InterDigital, Inc.	23,600	1,167,492
Polycom, Inc.(c)	39,000	419,640
		6,975,348

Computer & Electronics Retail–0.10%
Rent-A-Center, Inc.	10,600	285,034

Consumer Finance–0.33%
Navient Corp.	73,100	934,949

Data Processing & Outsourced Services–1.30%
Western Union Co. (The)	200,400	3,695,376

Department Stores–1.32%
Kohl’s Corp.	73,600	3,755,808

Diversified Banks–0.53%
Citigroup Inc.	28,400	1,518,832

Diversified REIT’s–0.15%
Liberty Property Trust	14,400	442,656

	Shares	Value
Diversified Support Services–0.10%
Ritchie Bros. Auctioneers Inc. (Canada)	10,000	$275,800

Drug Retail–0.39%
CVS Health Corp.	10,900	1,116,160

Electric Utilities–4.58%
Entergy Corp.	76,300	4,984,679
Exelon Corp.	161,400	4,964,664
FirstEnergy Corp.	97,000	3,100,120
		13,049,463

Electrical Components & Equipment–0.20%
General Cable Corp.	38,300	557,265

Environmental & Facilities Services–0.56%
Waste Management, Inc.	31,700	1,586,902

Fertilizers & Agricultural Chemicals–0.27%
Potash Corp. of Saskatchewan Inc. (Canada)	29,200	759,200

Footwear–1.39%
Skechers U.S.A., Inc.–Class A(c)	28,100	3,954,794

Gas Utilities–1.53%
AGL Resources Inc.	48,000	2,927,520
National Fuel Gas Co.	8,200	442,472
New Jersey Resources Corp.	35,300	997,931
		4,367,923

General Merchandise Stores–1.68%
Target Corp.	61,500	4,779,165

Gold–1.21%
Newmont Mining Corp.	202,300	3,453,261

Health Care Distributors–2.31%
AmerisourceBergen Corp.	42,400	4,241,696
Cardinal Health, Inc.	28,300	2,328,241
		6,569,937

Health Care REIT’s–3.73%
Care Capital Properties, Inc.(c)	2,875	91,396
HCP, Inc.	126,900	4,702,914
Healthcare Trust of America, Inc.–Class A	34,900	837,949
Medical Properties Trust Inc.	130,100	1,518,267
National Health Investors, Inc.	14,600	804,460
Senior Housing Properties Trust	130,000	2,041,000
Ventas, Inc.	11,500	632,730
		10,628,716

Health Care Services–0.15%
Premier Inc.–Class A(c)	12,100	431,365

Home Furnishings–0.24%
Tempur Sealy International, Inc.(c)	9,400	686,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Hotel and Resort REIT’s–0.82%
Hospitality Properties Trust	71,200	$1,831,264
RLJ Lodging Trust	18,400	506,736
		2,338,000

Industrial Conglomerates–1.50%
General Electric Co.	172,100	4,271,522

Integrated Oil & Gas–1.81%
Cenovus Energy Inc. (Canada)	142,900	2,067,763
Suncor Energy, Inc. (Canada)	108,900	3,075,336
		5,143,099

Integrated Telecommunication Services–4.51%
AT&T Inc.	22,600	750,320
BCE Inc. (Canada)	70,700	2,859,108
CenturyLink Inc.	162,400	4,391,296
Verizon Communications Inc.	95,700	4,403,157
Windstream Holdings Inc.(b)	60,500	434,995
		12,838,876

Internet Software & Services–0.29%
IAC/InterActiveCorp	11,900	830,620

IT Consulting & Other Services–0.55%
Leidos Holdings, Inc.	37,400	1,573,792

Leisure Facilities–0.57%
Six Flags Entertainment Corp.	35,900	1,614,423

Leisure Products–0.97%
Hasbro, Inc.	37,000	2,759,830

Life & Health Insurance–0.29%
Sun Life Financial Inc. (Canada)(b)	26,000	828,620

Managed Health Care–1.33%
Molina Healthcare, Inc.(c)	50,700	3,781,713

Mortgage REIT’s–5.37%
Annaly Capital Management Inc.	506,700	5,097,402
Chimera Investment Corp.	24,000	336,240
CYS Investments, Inc.	208,600	1,629,166
Hatteras Financial Corp.	69,500	1,127,985
MFA Financial, Inc.	364,800	2,593,728
Starwood Property Trust, Inc.	104,500	2,223,760
Two Harbors Investment Corp.	242,700	2,295,942
		15,304,223

Multi-Utilities–5.60%
Ameren Corp.	57,700	2,324,733
Consolidated Edison, Inc.	21,800	1,371,438
PG&E Corp.	110,000	5,453,800
Public Service Enterprise Group Inc.	89,200	3,590,300
TECO Energy, Inc.	152,300	3,208,961
		15,949,232

Office REIT’s–1.21%
Alexandria Real Estate Equities, Inc.	20,800	1,788,592

	Shares	Value
Office REIT’s–(continued)
Highwoods Properties, Inc.	6,000	$227,640
Piedmont Office Realty Trust Inc.–Class A	84,300	1,429,728
		3,445,960

Office Services & Supplies–1.53%
Pitney Bowes Inc.	203,400	4,029,354
West Corp.	13,000	316,420
		4,345,774

Oil & Gas Drilling–1.55%
Noble Corp. PLC(b)	337,900	4,399,458

Oil & Gas Equipment & Services–0.30%
Superior Energy Services, Inc.	53,000	843,230

Oil & Gas Exploration & Production–1.81%
Baytex Energy Corp. (Canada)	18,400	106,168
California Resources Corp.	77,100	299,148
Canadian Natural Resources Ltd. (Canada)	38,100	856,107
Crescent Point Energy Corp. (Canada)(b)	43,900	561,042
Denbury Resources Inc.(b)	543,800	2,360,092
Enerplus Corp. (Canada)(b)	151,900	963,046
		5,145,603

Oil & Gas Refining & Marketing–3.84%
CVR Energy, Inc.(b)	36,400	1,463,644
Tesoro Corp.	30,900	2,843,109
Valero Energy Corp.	83,700	4,966,758
Western Refining, Inc.	38,800	1,669,176
		10,942,687

Packaged Foods & Meats–3.76%
ConAgra Foods, Inc.	88,500	3,688,680
Dean Foods Co.	128,500	2,115,110
Pilgrim’s Pride Corp.(b)	187,500	3,932,813
Pinnacle Foods Inc.	11,100	497,724
Sanderson Farms, Inc.(b)	6,700	462,568
		10,696,895

Paper Packaging–0.22%
Avery Dennison Corp.	10,600	615,648

Pharmaceuticals–1.90%
Pfizer Inc.	168,100	5,416,182

Property & Casualty Insurance–1.48%
AmTrust Financial Services, Inc.	19,000	1,104,850
Assured Guaranty Ltd.	123,500	3,119,610
		4,224,460

Regional Banks–1.20%
CIT Group, Inc.	24,100	1,046,904
Commerce Bancshares, Inc.	7,500	336,075
SunTrust Banks, Inc.	50,400	2,034,648
		3,417,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Reinsurance–0.88%
Everest Re Group, Ltd.	4,250	$747,192
PartnerRe Ltd.	5,900	816,619
Validus Holdings, Ltd.	21,200	938,736
		2,502,547

Residential REIT’s–1.94%
Equity Lifestyle Properties, Inc.	17,700	986,952
Equity Residential	63,800	4,545,750
		5,532,702

Restaurants–1.77%
Darden Restaurants, Inc.	74,300	5,053,143

Retail REIT’s–1.76%
CBL & Associates Properties, Inc.	99,800	1,485,024
Kimco Realty Corp.	46,400	1,069,520
Regency Centers Corp.	34,500	2,046,195
Urban Edge Properties	20,000	418,200
		5,018,939

Semiconductors–1.53%
Intel Corp.	152,200	4,343,788

Soft Drinks–1.95%
Dr Pepper Snapple Group, Inc.	72,200	5,539,906

Specialized REIT’s–4.04%
Communications Sales & Leasing, Inc.	117,160	2,354,916
Corrections Corp. of America	27,700	813,826
Digital Realty Trust, Inc.	88,000	5,572,160
Geo Group Inc. (The)	28,000	840,840
Lamar Advertising Co.–Class A	36,200	1,930,908
		11,512,650

Systems Software–0.39%
CA, Inc.	40,300	1,099,787

Technology Hardware, Storage & Peripherals–4.11%
Apple Inc.	39,000	4,397,640
Lexmark International, Inc.–Class A	86,500	2,593,270

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
NetApp, Inc.	147,200	$4,704,512
		11,695,422

Thrifts & Mortgage Finance–1.13%
New York Community Bancorp, Inc.	182,700	3,226,482

Tobacco–1.99%
Altria Group, Inc.	105,900	5,674,122

Wireless Telecommunication Services–0.05%
Rogers Communications, Inc.–Class B (Canada)	4,400	150,128
Total Common Stocks & Other Equity Interests (Cost $292,139,092)		280,785,406

	Principal Amount
U.S. Treasury Bills–0.24%
0.09%, 09/10/15 (Cost $699,984)(d)(e)	$700,000	699,998

	Shares
Money Market Funds–1.06%
Liquid Assets Portfolio–Institutional Class, 0.12%(f)	1,508,439	1,508,439
Premier Portfolio–Institutional Class, 0.09%(f)	1,508,440	1,508,440
Total Money Market Funds (Cost $3,016,879)		3,016,879
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.91% (Cost $295,855,955)		284,502,283

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.69%
Liquid Assets Portfolio–Institutional Class, 0.12% (Cost $10,500,630)(f)(g)	10,500,630	10,500,630
TOTAL INVESTMENTS–103.60% (Cost $306,356,585)		295,002,913
OTHER ASSETS LESS LIABILITIES–(3.60)%		(10,261,217)
NET ASSETS–100.00%		$284,741,696

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2015.
(c)	Non-income producing security.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of August 31, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$10,409,335	$(10,409,335)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $292,839,076)*	$281,485,404
Investments in affiliated money market funds, at value and cost	13,517,509
Total investments, at value (Cost $306,356,585)	295,002,913
Receivable for:
Fund shares sold	43,568
Dividends	750,256
Investment for trustee deferred compensation and retirement plans	207,192
Other assets	33,412
Total assets	296,037,341

Liabilities:
Payable for:
Fund shares reacquired	291,929
Collateral upon return of securities loaned	10,500,629
Variation margin — futures	35,412
Accrued fees to affiliates	201,707
Accrued trustees’ and officers’ fees and benefits	3,447
Accrued other operating expenses	35,874
Trustee deferred compensation and retirement plans	226,647
Total liabilities	11,295,645
Net assets applicable to shares outstanding	$284,741,696

Net assets consist of:
Shares of beneficial interest	$329,356,767
Undistributed net investment income	2,738,304
Undistributed net realized gain (loss)	(35,811,712)
Net unrealized appreciation (depreciation)	(11,541,663)
$284,741,696

Net Assets:
Class A	$177,738,732
Class B	$5,252,538
Class C	$29,959,292
Class R	$170,446
Class Y	$4,860,603
Investor Class	$52,879,501
Class R5	$13,880,584

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	18,906,149
Class B	566,956
Class C	3,241,798
Class R	18,222
Class Y	514,589
Investor Class	5,605,555
Class R5	1,467,316
Class A:
Net asset value per share	$9.40
Maximum offering price per share
(Net asset value of $9.40 ÷ 94.50%)	$9.95
Class B:
Net asset value and offering price per share	$9.26
Class C:
Net asset value and offering price per share	$9.24
Class R:
Net asset value and offering price per share	$9.35
Class Y:
Net asset value and offering price per share	$9.45
Investor Class:
Net asset value and offering price per share	$9.43
Class R5:
Net asset value and offering price per share	$9.46

*	At August 31, 2015, securities with an aggregate value of $10,409,335 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Equity Yield Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $75,827)	$12,029,437
Dividends from affiliated money market funds (includes securities lending income of $143,382)	147,930
Total investment income	12,177,367

Expenses:
Advisory fees	1,987,944
Administrative services fees	107,018
Custodian fees	12,648
Distribution fees:
Class A	520,507
Class B	87,523
Class C	361,610
Class R	985
Investor Class	151,603
Transfer agent fees — A, B, C, R, Y and Investor	663,052
Transfer agent fees — R5	8,097
Trustees’ and officers’ fees and benefits	28,183
Other	202,360
Total expenses	4,131,530
Less: Fees waived and expense offset arrangement(s)	(14,722)
Net expenses	4,116,808
Net investment income	8,060,559

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	8,003,286
Futures contracts	375,542
8,378,828
Change in net unrealized appreciation (depreciation) of:
Investment securities	(52,140,910)
Futures contracts	(479,131)
(52,620,041)
Net realized and unrealized gain (loss)	(44,241,213)
Net increase (decrease) in net assets resulting from operations	$(36,180,654)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$8,060,559	$9,377,063
Net realized gain	8,378,828	50,484,109
Change in net unrealized appreciation (depreciation)	(52,620,041)	11,013,580
Net increase (decrease) in net assets resulting from operations	(36,180,654)	70,874,752

Distributions to shareholders from net investment income:
Class A	(6,009,779)	(5,646,913)
Class B	(192,301)	(254,144)
Class C	(766,000)	(751,282)
Class R	(5,153)	(4,843)
Class Y	(175,638)	(131,250)
Investor Class	(1,748,652)	(1,690,488)
Class R5	(498,712)	(439,228)
Total distributions from net investment income	(9,396,235)	(8,918,148)

Distributions to shareholders from net realized gains:
Class A	(16,453,349)	(3,264,831)
Class B	(783,284)	(212,478)
Class C	(2,900,697)	(616,876)
Class R	(12,480)	(3,433)
Class Y	(428,354)	(68,027)
Investor Class	(4,778,723)	(956,050)
Class R5	(1,151,603)	(215,652)
Total distributions from net realized gains	(26,508,490)	(5,337,347)

Share transactions–net:
Class A	(2,198,900)	(9,469,200)
Class B	(4,876,741)	(3,423,364)
Class C	(2,365,103)	(3,531,091)
Class R	3,817	(26,497)
Class Y	674,638	444,728
Investor Class	500,182	(9,352,837)
Class R5	932,506	877,747
Net increase (decrease) in net assets resulting from share transactions	(7,329,601)	(24,480,514)
Net increase (decrease) in net assets	(79,414,980)	32,138,743

Net assets:
Beginning of year	364,156,676	332,017,933
End of year (includes undistributed net investment income of $2,738,304 and $4,079,260, respectively)	$284,741,696	$364,156,676

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain

14                         Invesco Low Volatility Equity Yield Fund

waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

15                         Invesco Low Volatility Equity Yield Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the

16                         Invesco Low Volatility Equity Yield Fund

proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Next $250 million	0.575%
Next $500 million	0.55%
Next $1.5 billion	0.525%
Next $2.5 billion	0.50%
Next $2.5 billion	0.475%
Next $2.5 billion	0.45%
Over $10 billion	0.425%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $12,116.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales

17                         Invesco Low Volatility Equity Yield Fund

charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $15,338 in front-end sales commissions from the sale of Class A shares and $206, $1,079 and $1,089 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$294,302,915	$—	$—	$294,302,915
U.S. Treasury Securities	—	699,998	—	699,998
	294,302,915	699,998	—	295,002,913
Futures Contracts*	(187,991)	—	—	(187,991)
Total Investments	$294,114,924	$699,998	$—	$294,814,922

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market risk:
Futures contracts(a)	$—	$(187,991)
Total	$—	$(187,991)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Market Risk	$375,542
Change in Net Unrealized Appreciation (Depreciation):
Market Risk	(479,131)
Total	$(103,589)

18                         Invesco Low Volatility Equity Yield Fund

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$7,693,778

Open Futures Contracts
Futures Contracts — Market Risk	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E- Mini S&P 500 Index	Long	34	September-2015	$3,347,640	$(187,991)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,606.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$9,404,453	$8,860,538
Long-term capital gain	26,500,272	5,394,957
Total distributions	$35,904,725	$14,255,495

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$2,965,647
Net unrealized appreciation (depreciation) — investments	(11,556,057)
Temporary book/tax differences	(227,343)
Post-October deferrals	(4,703,762)
Capital loss carryforward	(31,093,556)
Shares of beneficial interest	329,356,767
Total net assets	$284,741,696

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

19                         Invesco Low Volatility Equity Yield Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2016	$9,977,947	$—	$9,977,947
August 31, 2018	21,115,609	—	21,115,609
	$31,093,556	$—	$31,093,556

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $327,153,253 and $353,542,400, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,765,285
Aggregate unrealized (depreciation) of investment securities	(27,321,342)
Net unrealized appreciation (depreciation) of investment securities	$(11,556,057)

Cost of investments for tax purposes is $306,558,970.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on August 31, 2015, undistributed net investment income was decreased by $5,280, undistributed net realized gain (loss) was increased by $61,347 and shares of beneficial interest was decreased by $56,067. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	678,854	$7,278,910	942,877	$10,325,144
Class B	7,577	80,772	19,559	214,463
Class C	190,688	2,019,877	248,245	2,662,846
Class R	7,169	74,689	6,518	69,319
Class Y	178,350	1,934,247	162,907	1,791,033
Investor Class	266,183	2,858,315	486,151	5,236,634
Class R5	218,919	2,360,543	135,907	1,500,816

Issued as reinvestment of dividends:
Class A	1,971,458	20,490,517	764,241	8,048,990
Class B	82,277	842,760	38,089	394,085
Class C	301,117	3,076,130	108,516	1,121,474
Class R	1,537	15,910	731	7,634
Class Y	46,413	484,365	14,543	154,082
Investor Class	605,330	6,310,713	243,096	2,566,955
Class R5	157,715	1,648,232	61,598	654,033

Automatic conversion of Class B shares to Class A shares:
Class A	377,824	3,982,977	158,984	1,737,656
Class B	(383,127)	(3,982,977)	(161,092)	(1,737,656)

Reacquired:
Class A	(3,254,893)	(33,951,304)	(2,738,197)	(29,580,990)
Class B	(172,118)	(1,817,296)	(214,003)	(2,294,256)
Class C	(719,971)	(7,461,110)	(687,387)	(7,315,411)
Class R	(8,142)	(86,782)	(9,723)	(103,450)
Class Y	(166,333)	(1,743,974)	(139,361)	(1,500,387)
Investor Class	(817,875)	(8,668,846)	(1,608,307)	(17,156,426)
Class R5	(286,382)	(3,076,269)	(116,076)	(1,277,102)
Net increase (decrease) in share activity	(717,430)	$(7,329,601)	(2,282,184)	$(24,480,514)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$11.75	$0.26	$(1.43)	$(1.17)	$(0.31)	$(0.87)	$(1.18)	$9.40	(10.72)%	$177,739	1.15	%(d)	1.15	%(d)	2.49	%(d)	101%
Year ended 08/31/14	9.98	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.75	22.91	224,786	1.14		1.14		2.80		109
Year ended 08/31/13	8.66	0.12	1.31	1.43	(0.11)	—	(0.11)	9.98	16.71	199,636	1.18		1.18		1.31		107
Year ended 08/31/12	7.34	0.09	1.27	1.36	(0.04)	—	(0.04)	8.66	18.54	198,831	1.03		1.23		1.10		45
Year ended 08/31/11	6.29	0.07	1.06	1.13	(0.08)	—	(0.08)	7.34	18.00	204,311	1.00		1.22		0.90		125
Class B
Year ended 08/31/15	11.59	0.18	(1.42)	(1.24)	(0.22)	(0.87)	(1.09)	9.26	(11.42)	5,253	1.90	(d)	1.90	(d)	1.74	(d)	101
Year ended 08/31/14	9.84	0.22	1.90	2.12	(0.20)	(0.17)	(0.37)	11.59	22.08	11,962	1.89		1.89		2.05		109
Year ended 08/31/13	8.53	0.05	1.29	1.34	(0.03)	—	(0.03)	9.84	15.72	13,288	1.93		1.93		0.56		107
Year ended 08/31/12	7.26	0.03	1.26	1.29	(0.02)	—	(0.02)	8.53	17.75	16,913	1.78		1.98		0.35		45
Year ended 08/31/11	6.22	0.01	1.06	1.07	(0.03)	—	(0.03)	7.26	17.15	20,750	1.75		1.97		0.15		125
Class C
Year ended 08/31/15	11.56	0.18	(1.41)	(1.23)	(0.22)	(0.87)	(1.09)	9.24	(11.37)	29,959	1.90	(d)	1.90	(d)	1.74	(d)	101
Year ended 08/31/14	9.82	0.22	1.89	2.11	(0.20)	(0.17)	(0.37)	11.56	22.01	40,119	1.89		1.89		2.05		109
Year ended 08/31/13	8.51	0.05	1.29	1.34	(0.03)	—	(0.03)	9.82	15.75	37,335	1.93		1.93		0.56		107
Year ended 08/31/12	7.25	0.03	1.25	1.28	(0.02)	—	(0.02)	8.51	17.64	41,148	1.78		1.98		0.35		45
Year ended 08/31/11	6.22	0.01	1.05	1.06	(0.03)	—	(0.03)	7.25	16.99	48,592	1.75		1.97		0.15		125
Class R
Year ended 08/31/15	11.69	0.24	(1.43)	(1.19)	(0.28)	(0.87)	(1.15)	9.35	(10.93)	170	1.40	(d)	1.40	(d)	2.24	(d)	101
Year ended 08/31/14	9.93	0.28	1.91	2.19	(0.26)	(0.17)	(0.43)	11.69	22.60	206	1.39		1.39		2.55		109
Year ended 08/31/13	8.61	0.10	1.30	1.40	(0.08)	—	(0.08)	9.93	16.37	200	1.43		1.43		1.06		107
Year ended 08/31/12	7.31	0.07	1.26	1.33	(0.03)	—	(0.03)	8.61	18.24	1,059	1.28		1.48		0.85		45
Year ended 08/31/11	6.27	0.05	1.06	1.11	(0.07)	—	(0.07)	7.31	17.68	1,300	1.25		1.47		0.65		125
Class Y
Year ended 08/31/15	11.80	0.29	(1.43)	(1.14)	(0.34)	(0.87)	(1.21)	9.45	(10.43)	4,861	0.90	(d)	0.90	(d)	2.74	(d)	101
Year ended 08/31/14	10.02	0.33	1.94	2.27	(0.32)	(0.17)	(0.49)	11.80	23.24	5,383	0.89		0.89		3.05		109
Year ended 08/31/13	8.71	0.15	1.30	1.45	(0.14)	—	(0.14)	10.02	16.90	4,189	0.93		0.93		1.56		107
Year ended 08/31/12	7.37	0.11	1.27	1.38	(0.04)	—	(0.04)	8.71	18.89	4,269	0.78		0.98		1.35		45
Year ended 08/31/11	6.32	0.09	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	3,846	0.75		0.97		1.15		125
Investor Class
Year ended 08/31/15	11.78	0.27	(1.44)	(1.17)	(0.31)	(0.87)	(1.18)	9.43	(10.68)	52,880	1.15	(d)	1.15	(d)	2.49	(d)	101
Year ended 08/31/14	10.01	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.78	22.85	65,428	1.14		1.14		2.80		109
Year ended 08/31/13	8.69	0.12	1.31	1.43	(0.11)	—	(0.11)	10.01	16.65	64,369	1.18		1.18		1.31		107
Year ended 08/31/12	7.36	0.09	1.28	1.37	(0.04)	—	(0.04)	8.69	18.63	63,296	1.03		1.23		1.10		45
Year ended 08/31/11	6.32	0.07	1.05	1.12	(0.08)	—	(0.08)	7.36	17.76	63,890	1.00		1.22		0.90		125
Class R5
Year ended 08/31/15	11.82	0.31	(1.44)	(1.13)	(0.36)	(0.87)	(1.23)	9.46	(10.35)	13,881	0.75	(d)	0.75	(d)	2.89	(d)	101
Year ended 08/31/14	10.03	0.35	1.94	2.29	(0.33)	(0.17)	(0.50)	11.82	23.48	16,272	0.75		0.75		3.19		109
Year ended 08/31/13	8.71	0.16	1.31	1.47	(0.15)	—	(0.15)	10.03	17.12	13,000	0.76		0.76		1.73		107
Year ended 08/31/12	7.37	0.11	1.28	1.39	(0.05)	—	(0.05)	8.71	18.90	11,397	0.76		0.77		1.37		45
Year ended 08/31/11	6.32	0.09	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	11,645	0.74		0.77		1.18		125

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $286,080,448 and sold of $155,521,831 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $208,203, $8,752, $36,161, $197, $5,651, $60,641 and $15,255 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively.

22                         Invesco Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Low Volatility Equity Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Low Volatility Equity Yield Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

23                         Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$899.50	$5.51	$1,019.41	$5.85	1.15%
B	1,000.00	896.30	9.08	1,015.63	9.65	1.90
C	1,000.00	896.10	9.08	1,015.63	9.65	1.90
R	1,000.00	897.90	6.70	1,018.15	7.12	1.40
Y	1,000.00	901.20	4.31	1,020.67	4.58	0.90
Investor	1,000.00	899.00	5.50	1,019.41	5.85	1.15
R5	1,000.00	902.00	3.60	1,021.42	3.82	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Equity Yield Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Equity Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the second quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).

25                         Invesco Low Volatility Equity Yield Fund

The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and above the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

26                         Invesco Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$26,500,272
Qualified Dividend Income*	82.14%
Corporate Dividends Received Deduction*	71.89%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Equity Yield Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 LVEY-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders August 31, 2015

Invesco Pennsylvania Tax-Free Income Fund

Nasdaq:
A: VKMPX ▪ B: VKPAX ▪ C: VKPCX ▪ Y: VKPYX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
23	Financial Highlights
24	Auditor's Report
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Contracts
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Pennsylvania Tax-Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Pennsylvania Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Pennsylvania Tax-Free Income Fund (the Fund), at net asset value (NAV), posted a positive return. At NAV, the Fund outperformed the S&P Municipal Bond Index, its broad market benchmark, but underperformed the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, its style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.09%
Class B Shares	3.15
Class C Shares	2.33
Class Y Shares	3.41
S&P Municipal Bond Index▼ (Broad Market Index)	2.38
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index▼ (Style-Specific Index)*	3.54
Barclays Pennsylvania Municipal Index▼ (Former Style-Specific Index)*	2.76
Lipper Pennsylvania Municipal Debt Funds Index■ (Peer Group Index)	3.24

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*	The Fund has elected to use the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index rather than the Barclays Pennsylvania Municipal Index as its style-specific index because the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index more closely represents the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy in terms of industries and different employment sectors. Its economy tends to track the national economy but with less volatility. It has outperformed, relative to the US economy, in areas such as real estate, personal income and employment during periods of national economic contraction. Pennsylvania’s economic performance is largely dependent on job growth.

Pennsylvania’s population grew an estimated 0.7% between 2010 and 2014 to 12.8 million, lagging the US, which grew by 3.3% during the same period.1 The state’s population ranks sixth in the nation, just behind Illinois.1 The state’s real gross domestic product (the broadest measure of economic activity) grew 1.8% in 20142 and Pennsylvania’s unemployment rate has steadily declined over the past five years. As of the close of the reporting period, the state’s general obligation bonds were rated AA- by Standard & Poor’s and Fitch Ratings – and Aa3 by Moody’s.3 All three credit-rating agencies applied a “stable” outlook as of May 2015.

Throughout the reporting period, fundamentals for municipal debt issuers improved modestly. Overall, state finances continued to improve, albeit at a modest pace, and spending proposals for fiscal 2016 remained cautious. While new spending is expected to be limited, state budgets in 42 states call for higher general fund levels in fiscal 2016 than fiscal 2015. Mid-year fiscal 2015 budget cuts were minimal, although higher than the previous year’s level. Mid-year budget cuts typically address state budget gaps that occur during the fiscal year, as previously appropriated spending must be reduced. These mid-year budget cuts have subsided compared to the post-recession years when states were forced to make substantial spending cuts and take other actions to balance their budgets.

    For the reporting period, investment grade municipal bonds, as measured by the S&P Municipal Bond Index, returned 2.38%. Pennsylvania municipal bonds, as measured by the S&P Municipal Bond Pennsylvania Index, returned 3.00% over the reporting period.4 These modest gains occurred despite investor anxiety over the potential for rising interest rates, uncertainty related to the Greek debt crisis and heightened concern about potential defaults by Chicago and Puerto Rico. Expectations that the US Federal Reserve (the Fed) would raise interest rates drove volatility in the US Treasury market, with the municipal market following suit. A spike in refundings seen in the municipal market in 2015 also contributed to volatility as it boosted issuance, leading to an imbalance between supply and demand.

    The Greek debt crisis and expectations that the Fed was close to raising interest rates resulted in large upward moves in US Treasury rates during the reporting period. In June, Fed Chair Janet Yellen indicated that while the short-term federal funds target rate is still on track to rise by year-end, rates will remain low for the long term, and increases will be made at a measured pace. If the Fed raises interest rates before the end of calendar year 2015, it will be the first increase in the federal funds target rate since the

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	86.3%
General Obligation Bonds	7.4
Pre-Refunded Bonds	5.2
Other	1.1

Top Five Debt Holdings

1.	Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014	3.3%
2.	Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group); Series 2005 A	2.7
3.	Pennsylvania (Commonwealth of); First Series 2014	2.7
4.	Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A	2.0
5.	Pennsylvania (State of) Turnpike Commission; Series 2009 C	1.9

Total Net Assets	$126.5 million

Total Number of Holdings	133

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                         Invesco Pennsylvania Tax-Free Income Fund

2004-2006 cycle, when the target rate was raised by 0.25% 17 times over 24 months, from 1.00% to 5.25%.5

Fundamentally, the municipal bond market continued to see credit appreciation as tax collections continued to be strong and the housing market remained firm through the end of the reporting period. Revenue bonds continued to improve as the economy grew only modestly.

During the reporting period, the municipal market was characterized by low supply and strong demand. Historically low interest rates continued to make refundings attractive to issuers, while new bond issuance remained low as of the end of the reporting period. Municipal bond mutual fund flows turned negative in May, primarily due to investor reaction to the increase in interest rates and negative returns in April.

Over the reporting period, security selection among intermediate-to-longer maturity bonds benefited the Fund’s performance versus its style-specific benchmark. Allocations to short-maturity bonds slightly offset these gains. Security selection in bonds with coupons of 5.0% to 5.5% aided relative Fund performance. Overweight exposure to higher education bonds, the Fund’s largest allocation, along with overweight exposure to life care bonds, further added to relative performance. Security selection among industrial development/pollution control revenue bonds, and overweight exposure to the prerefunded/escrowed to maturity sector, detracted from relative Fund performance.

During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Pennsylvania Tax-Free Income Fund and for sharing our long-term investment horizon.

1	Source: US Census Bureau
2	Source: Bureau of Economic Analysis
3	Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. If securities are rated differently by the rating agencies, the higher rating is applied. For more information on the rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings. com and select “Ratings Definitions” on the homepage; and www.moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.
4	Source: Standard & Poor’s
5	Source: Federal Reserve Bank of New York

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

William Black Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pennsylvania Tax-Free Income Fund. He joined Invesco in 2010. Mr. Black earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.
Mark Paris Portfolio Manager, is manager of Invesco Pennsylvania Tax-Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio Manager, is manager of Invesco Pennsylvania Tax-Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pennsylvania Tax-Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Pennsylvania Tax-Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                         Invesco Pennsylvania Tax-Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund elected to use the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index rather than the Barclays Pennsylvania Municipal Index as its style-specific index because the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index more closely represents the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Pennsylvania Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges
Class A Shares
Inception (5/1/87)	5.65%
10 Years	3.20
5 Years	3.24
1 Year	-1.27
Class B Shares
Inception (5/3/93)	4.20%
10 Years	3.37
5 Years	3.85
1 Year	-1.83
Class C Shares
Inception (8/13/93)	3.60%
10 Years	2.88
5 Years	3.38
1 Year	1.34
Class Y Shares
10 Years	3.79%
5 Years	4.41
1 Year	3.41

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/1/87)	5.65%
10 Years	3.15
5 Years	3.71
1 Year	-0.68
Class B Shares
Inception (5/3/93)	4.19%
10 Years	3.31
5 Years	4.31
1 Year	-1.24
Class C Shares
Inception (8/13/93)	3.59%
10 Years	2.83
5 Years	3.85
1 Year	2.05
Class Y Shares
10 Years	3.74%
5 Years	4.89
1 Year	4.02

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.99%, 0.99%, 1.71% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Pennsylvania Tax-Free Income Fund

Invesco Pennsylvania Tax-Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the completion of the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

8                          Invesco Pennsylvania Tax-Free Income Fund

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium- and lower-grade municipal securities before investing in the Fund.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Pennsylvania and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers. As with Pennsylvania municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index is a subset of the broad S&P Municipal Bond Index. This index of market value-weighted investment grade US municipal bonds seeks to measure the performance of Pennsylvania-issued US municipals whose maturities are equal to or greater than five years.
■	The Barclays Pennsylvania Municipal Index is an unmanaged index considered representative of Pennsylvania investment-grade municipal bonds.
■	The Lipper Pennsylvania Municipal Debt Funds Index is an unmanaged index considered representative of funds that limit assets to those securities that are exempt from taxation in Pennsylvania.
■	The S&P Municipal Bond Pennsylvania Index is a broad, market value-weighted index that seeks to measure the performance of bonds issued within Pennsylvania.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

9                         Invesco Pennsylvania Tax-Free Income Fund

Schedule of Investments

August 31, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–105.61%
Pennsylvania–100.35%
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/35	$1,000	$1,059,900
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(a)	5.50%	03/01/20	1,750	1,950,515
Series 2011 A, University RB	5.50%	03/01/31	550	616,869
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/38	1,000	1,085,530
Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/25	1,600	1,600,048
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/39	1,250	1,400,737
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/26	980	986,978
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,125	1,137,679
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB(b)	5.00%	12/01/45	2,120	2,343,681
Allegheny (County of); Series 2008 C 61, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	12/01/33	500	548,295
Beaver (County of) Industrial Development Authority (FirstEnergy Generation Corp.); Series 2008 A, Ref. PCR	2.15%	03/01/17	700	699,650
Beaver (County of) Industrial Development Authority; Series 2008 A, Ref. PCR(c)	2.70%	04/02/18	230	229,342
Beaver (County of);
Series 2009, Unlimited Tax GO Notes(c)(d)	5.55%	11/15/17	65	71,910
Series 2009, Unlimited Tax GO Notes (INS–AGM)(a)	5.55%	11/15/31	1,325	1,440,394
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(e)	6.13%	11/01/34	440	444,800
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/40	1,000	1,089,080
Bethlehem (City of);
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/30	425	476,769
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/31	425	474,729
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	01/15/26	1,000	1,131,070
Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/37	2,000	2,019,600
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/41	1,100	1,243,814
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2011, RB	6.25%	11/15/41	500	579,240
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	500	504,170
Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	900	921,222
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/44	1,000	1,040,520
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/45	750	777,053
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/40	870	926,785
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/39	750	805,575
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries);
Series 2007, RB(c)(d)	5.00%	01/01/17	1,000	1,057,030
Series 2015, Ref. RB	5.00%	01/01/38	850	901,671
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/28	1,000	1,062,350
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A, Health System RB	6.00%	06/01/36	2,215	2,529,176
Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS–AGC)(a)	5.75%	07/01/23	220	220,519
Delaware (County of) Authority (Neumann College); Series 2008, College RB	6.25%	10/01/38	110	110,432
Delaware (County of) Industrial Development Authority (Aqua Pennsylvania, Inc.); Series 2005 A, Water Facilities RB (INS–NATL)(a)(e)	5.00%	11/01/38	1,500	1,509,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/43	$425	$426,692
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/25	540	612,500
Series 2012, Ref. RB	5.00%	01/01/27	535	600,452
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/40	1,000	1,105,800
Delaware Valley Regional Financial Authority;
Series 2002, RB	5.75%	07/01/17	1,160	1,256,953
Series 2002, RB	5.75%	07/01/32	1,000	1,208,700
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS–AGM)(a)	5.00%	07/01/24	1,000	1,127,870
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing);
Series 2013, RB	5.00%	07/01/35	500	519,885
Series 2014, RB	5.00%	07/01/39	250	259,078
Erie (City of) Higher Education Building Authority (Mercyhurst College);
Series 2004 B, Ref. College RB	5.00%	03/15/23	905	906,647
Series 2008, College RB	5.50%	03/15/38	500	539,530
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/42	1,000	1,089,390
Geisinger Authority (Geisinger Health System);
Series 2011 A-1, Health System RB	5.13%	06/01/41	500	550,990
Series 2011 B, VRD Health System RB(f)	0.01%	06/01/41	1,500	1,500,000
Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/40	350	362,597
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/35	210	232,636
Lehigh (County of) Authority; Series 2013 A, Water & Sewer RB	5.00%	12/01/38	930	1,039,052
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/42	825	851,449
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/44	683	682,386
Series 2014 B, Conv. CAB RB(g)	7.50%	02/01/44	172	48,236
Series 2014 C, RB(h)	0.00%	02/01/44	516	5
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/30	750	820,448
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/39	1,250	1,348,850
Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.13%	01/01/37	1,500	1,558,305
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/31	1,400	1,536,234
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/27	390	422,846
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB	6.25%	11/15/29	1,000	1,126,410
Series 2012, Ref. RB	5.00%	11/15/28	900	962,046
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/45	850	901,935
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/30	1,500	1,714,395
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB(c)(d)	7.00%	02/01/18	500	573,605
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/33	1,000	1,125,260
Northampton (County of) General Purpose Authority (St. Luke’s Hospital);
Series 2008 A, Hospital RB	5.50%	08/15/35	1,000	1,092,120
Series 2010 C, Hospital RB(c)	4.50%	08/15/16	1,000	1,031,310
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/32	920	946,202
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(b)	5.00%	06/15/34	3,000	3,376,440
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/34	500	549,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB(e)	5.00%	11/01/41	$1,200	$1,278,684
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(e)(i)	5.50%	11/01/44	635	653,599
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges FINCO LP); Series 2015, RB(e)	5.00%	06/30/42	1,585	1,660,589
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/32	1,000	1,108,990
Pennsylvania (State of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. Exempt Facilities RB	6.40%	12/01/38	500	506,850
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB(c)	2.55%	12/03/18	1,500	1,482,165
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.);
Series 2004 A, Solid Waste Disposal RB(c)	1.50%	05/01/18	1,500	1,503,135
Series 2005 A, Solid Waste Disposal RB(e)	5.10%	10/01/27	1,300	1,317,849
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/42	535	554,800
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation);
Series 2008, RB	5.88%	07/01/38	750	784,658
Series 2010, RB	6.00%	07/01/43	500	539,525
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/42	1,180	1,228,687
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/35	1,300	1,346,878
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/34	500	540,545
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/42	570	626,903
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/50	845	928,503
Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB	5.50%	06/01/33	1,000	1,093,900
Series 2009 C, Sub. Conv. CAB RB (INS–AGM)(a)(g)	6.25%	06/01/33	2,000	2,370,300
Series 2009 E, Sub. Conv. CAB RB(g)	6.38%	12/01/38	1,435	1,574,324
Series 2010 A 1, Motor License Fund Special RB	5.00%	12/01/38	500	548,410
Series 2010 A-2, Motor License Fund Special Conv. CAB RB(g)	5.50%	12/01/34	1,000	1,073,570
Series 2010 B 2, Conv. CAB RB(g)	5.00%	12/01/30	625	660,031
Series 2010 B 2, Conv. CAB RB(g)	5.13%	12/01/35	500	525,185
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB(b)	5.00%	07/01/42	1,500	1,676,880
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB(c)(d)	5.00%	05/15/20	1,500	1,746,420
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/43	585	630,086
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/42	1,000	1,064,720
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/33	875	975,091
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	1,235	1,254,686
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	700	773,731
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/41	750	824,213
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB(i)	6.50%	06/15/33	945	991,692
Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.25%	08/01/40	1,000	1,106,210
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	08/01/24	1,000	1,144,690
Series 2010 C, Water & Wastewater RB (INS–AGM)(a)	5.00%	08/01/35	1,250	1,399,800
Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/36	500	578,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/45	$530	$582,905
Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(a)	5.13%	09/01/23	1,500	1,664,745
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/31	1,000	1,126,930
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/31	500	564,210
Southcentral (Region of) General Authority (Wellspan Health Obligated Group);
Series 2014, Ref. RB(b)	5.00%	06/01/44	3,180	3,501,435
Series 2014, Ref. RB	5.00%	06/01/44	635	699,186
State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–AGC)(a)	5.00%	11/15/33	1,000	1,090,630
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB(e)	5.00%	01/01/27	1,185	1,288,403
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/41	1,000	1,179,400
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/30	500	563,255
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB	5.45%	07/01/35	1,355	1,373,699
West View (Borough of) Municipal Authority; Series 2014, Water RB	5.00%	11/15/39	850	955,255
Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group);
Series 2005 A, Retirement Community RB(c)(d)	5.75%	01/01/16	2,500	2,546,425
Series 2005 A, Retirement Community RB(c)(d)	5.88%	01/01/16	900	917,082
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/31	750	845,835
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/40	850	929,322
				126,906,818

Guam–3.67%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,384,563
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/40	410	452,287
Series 2012 A, Ref. RB	5.00%	10/01/34	520	557,081
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/40	1,000	1,092,760
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/29	285	315,404
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	785	846,685
				4,648,780

Virgin Islands–1.59%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(e)	5.00%	09/01/29	575	631,781
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note-Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	750	840,705
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	500	541,170
				2,013,656
TOTAL INVESTMENTS(j)–105.61% (Cost $125,876,365)				133,569,254
FLOATING RATE NOTE OBLIGATIONS–(5.16)%
Notes with interest and fee rates ranging from 0.55% to 0.66% at 08/31/15 and contractual maturities of collateral ranging from 06/15/34 to 12/01/45 (See Note 1J)(k)				(6,530,000)
OTHER ASSETS LESS LIABILITIES–(0.45)%				(571,321)
NET ASSETS–100.00%				$126,467,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Pennsylvania Tax Free Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
GO	– General Obligation
Gtd	– Guaranteed
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security subject to the alternative minimum tax.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2015.
(g)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Zero coupon bond issued at a discount.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2015 was $1,645,291, which represented 1.30% of the Fund’s Net Assets.
(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	6.4%

(k)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2015. At August 31, 2015, the Fund’s investments with a value of $10,898,436 are held by TOB Trusts and serve as collateral for the $6,530,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $125,876,365)	$133,569,254
Receivable for:
Investments sold	3,342,972
Fund shares sold	96,040
Interest	1,518,625
Investment for trustee deferred compensation and retirement plans	30,959
Other assets	32,006
Total assets	138,589,856

Liabilities:
Floating rate note obligations	6,530,000
Payable for:
Investments purchased	3,757,335
Fund shares reacquired	206,047
Amount due custodian	1,379,413
Dividends	127,000
Accrued fees to affiliates	42,409
Accrued trustees’ and officers’ fees and benefits	2,711
Accrued other operating expenses	43,152
Trustee deferred compensation and retirement plans	33,856
Total liabilities	12,121,923
Net assets applicable to shares outstanding	$126,467,933

Net assets consist of:
Shares of beneficial interest	$128,560,755
Undistributed net investment income	565,454
Undistributed net realized gain (loss)	(10,351,165)
Net unrealized appreciation	7,692,889
$126,467,933

Net Assets:
Class A	$112,409,049
Class B	$1,247,430
Class C	$9,487,967
Class Y	$3,323,487

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	6,836,791
Class B	75,713
Class C	576,390
Class Y	201,937
Class A:
Net asset value per share	$16.44
Maximum offering price per share
(Net asset value of $16.44 ÷ 95.75%)	$17.17
Class B:
Net asset value and offering price per share	$16.48
Class C:
Net asset value and offering price per share	$16.46
Class Y:
Net asset value and offering price per share	$16.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Pennsylvania Tax Free Income Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Interest	$6,024,163

Expenses:
Advisory fees	745,927
Administrative services fees	50,000
Custodian fees	4,005
Distribution fees:
Class A	283,680
Class B	3,601
Class C	96,503
Interest, facilities and maintenance fees	35,051
Transfer agent fees	90,048
Trustees’ and officers’ fees and benefits	21,098
Other	168,510
Total expenses	1,498,423
Less: Expense offset arrangement(s)	(199)
Net expenses	1,498,224
Net investment income	4,525,939

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(792,529)
Change in net unrealized appreciation of investment securities	140,483
Net realized and unrealized gain (loss)	(652,046)
Net increase in net assets resulting from operations	$3,873,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$4,525,939	$4,983,924
Net realized gain (loss)	(792,529)	(2,475,247)
Change in net unrealized appreciation	140,483	11,214,093
Net increase in net assets resulting from operations	3,873,893	13,722,770

Distributions to shareholders from net investment income:
Class A	(3,880,981)	(4,337,929)
Class B	(49,222)	(59,962)
Class C	(264,372)	(310,949)
Class Y	(115,097)	(99,215)
Total distributions from net investment income	(4,309,672)	(4,808,055)

Share transactions–net:
Class A	(1,083,200)	(12,996,752)
Class B	(293,384)	(282,934)
Class C	(281,205)	(1,740,082)
Class Y	627,640	(14,839)
Net increase (decrease) in net assets resulting from share transactions	(1,030,149)	(15,034,607)
Net increase (decrease) in net assets	(1,465,928)	(6,119,892)

Net assets:
Beginning of year	127,933,861	134,053,753
End of year (includes undistributed net investment income of $565,454 and $454,309, respectively)	$126,467,933	$127,933,861

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Pennsylvania Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be

17                         Invesco Pennsylvania Tax Free Income Fund

considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

18                         Invesco Pennsylvania Tax Free Income Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

19                         Invesco Pennsylvania Tax Free Income Fund

Note 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective July 1, 2015, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.40%

Prior to July 1, 2015, the Fund paid an advisory fee to the advisory based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.50%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.58%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $10,888 in front-end sales commissions from the sale of Class A shares $782 and $96 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

20                         Invesco Pennsylvania Tax Free Income Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $199.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2015 were $5,486,154 and 0.60%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income — tax-exempt	$4,309,672	$4,808,055

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$352,340
Net unrealized appreciation — investments	7,865,759
Temporary book/tax differences	(33,733)
Capital loss carryforward	(10,277,188)
Shares of beneficial interest	128,560,755
Total net assets	$126,467,933

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

21                         Invesco Pennsylvania Tax Free Income Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$5,564,499	$—	$5,564,499
August 31, 2018	1,085,533	—	1,085,533
Not subject to expiration	426,981	3,200,175	3,627,156
	$7,077,013	$3,200,175	$10,277,188

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $19,056,869 and $17,350,231, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$9,480,219
Aggregate unrealized (depreciation) of investment securities	(1,614,460)
Net unrealized appreciation of investment securities	$7,865,759

Cost of investments for tax purposes is $125,703,495.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of accretion and amortization differences and net operating losses, on August 31, 2015, undistributed net investment income was decreased by $105,122, undistributed net realized gain (loss) was increased by $46,728 and shares of beneficial interest was increased by $58,394. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	464,914	$7,705,345	269,977	$4,297,667
Class B	529	8,818	715	11,620
Class C	56,650	939,389	36,704	581,058
Class Y	48,185	801,208	44,355	709,714

Issued as reinvestment of dividends:
Class A	150,694	2,495,101	168,578	2,690,022
Class B	1,125	18,669	1,644	26,235
Class C	9,544	158,254	12,381	197,653
Class Y	3,529	58,463	3,026	48,313

Automatic conversion of Class B shares to Class A shares:
Class A	10,583	175,149	14,675	232,134
Class B	(10,560)	(175,149)	(14,640)	(232,134)

22                         Invesco Pennsylvania Tax Free Income Fund

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(691,815)	$(11,458,795)	(1,280,624)	$(20,216,575)
Class B	(8,776)	(145,722)	(5,707)	(88,655)
Class C	(82,985)	(1,378,848)	(159,172)	(2,518,793)
Class Y	(14,088)	(232,031)	(49,444)	(772,866)
Net increase (decrease) in share activity	(62,471)	$(1,030,149)	(957,532)	$(15,034,607)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Supplemental Ratio: Ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$16.50	$0.59	$(0.09)	$0.50	$(0.56)	$16.44	3.09%		$112,409	1.12	%(d)	1.09	%(d)	3.59	%(d)	13%
Year ended 08/31/14	15.39	0.62	1.09	1.71	(0.60)	16.50	11.33		113,872	1.09		1.07		3.93		10
Year ended 08/31/13	17.05	0.63	(1.65)	(1.02)	(0.64)	15.39	(6.24)		118,936	1.03		1.01		3.72		17
Year ended 08/31/12	15.85	0.68	1.19	1.87	(0.67)	17.05	12.04		137,146	1.03		1.01		4.13		11
Year ended 08/31/11	16.29	0.70	(0.47)	0.23	(0.67)	15.85	1.58		130,344	1.02		1.00		4.47		13
Class B
Year ended 08/31/15	16.53	0.60	(0.09)	0.51	(0.56)	16.48	3.15		1,247	1.12	(d)(e)	1.09	(d)(e)	3.59	(d)(e)	13
Year ended 08/31/14	15.42	0.63	1.08	1.71	(0.60)	16.53	11.32	(e)	1,544	1.09	(e)	1.07	(e)	3.93	(e)	10
Year ended 08/31/13	17.09	0.63	(1.66)	(1.03)	(0.64)	15.42	(6.28	)(e)	1,717	1.03	(e)	1.01	(e)	3.72	(e)	17
Year ended 08/31/12	15.86	0.71	1.19	1.90	(0.67)	17.09	12.22		2,430	0.86		0.84		4.30		11
Year ended 08/31/11	16.23	0.70	(0.45)	0.25	(0.62)	15.86	1.68	(e)	3,062	1.02	(e)	1.00	(e)	4.47	(e)	13
Class C
Year ended 08/31/15	16.53	0.47	(0.09)	0.38	(0.45)	16.46	2.33		9,488	1.87	(d)	1.84	(d)	2.84	(d)	13
Year ended 08/31/14	15.41	0.51	1.09	1.60	(0.48)	16.53	10.56	(f)	9,804	1.81	(f)	1.79	(f)	3.21	(f)	10
Year ended 08/31/13	17.08	0.50	(1.66)	(1.16)	(0.51)	15.41	(7.00)		10,838	1.78		1.76		2.97		17
Year ended 08/31/12	15.88	0.56	1.19	1.75	(0.55)	17.08	11.19		11,020	1.78		1.76		3.38		11
Year ended 08/31/11	16.31	0.58	(0.45)	0.13	(0.56)	15.88	0.89		9,670	1.77		1.75		3.72		13
Class Y
Year ended 08/31/15	16.51	0.64	(0.08)	0.56	(0.61)	16.46	3.41		3,323	0.87	(d)	0.84	(d)	3.84	(d)	13
Year ended 08/31/14	15.40	0.66	1.09	1.75	(0.64)	16.51	11.60		2,713	0.84		0.82		4.18		10
Year ended 08/31/13	17.06	0.67	(1.65)	(0.98)	(0.68)	15.40	(6.00)		2,562	0.78		0.76		3.97		17
Year ended 08/31/12	15.86	0.73	1.18	1.91	(0.71)	17.06	12.31		1,298	0.78		0.76		4.38		11
Year ended 08/31/11	16.30	0.74	(0.47)	0.27	(0.71)	15.86	1.84		179	0.77		0.75		4.72		13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $113,654, $1,440, $9,663 and $3,145 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25% and 0.25% for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2011, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for the year ended August 31, 2014.

23                         Invesco Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Pennsylvania Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pennsylvania Tax Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

24                         Invesco Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2,3]	Ending Account Value (08/31/15)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,004.50	$6.11	$1,019.11	$6.16	1.21%
B	1,000.00	1,005.10	6.12	1,019.11	6.16	1.21
C	1,000.00	1,000.90	9.88	1,015.32	9.96	1.96
Y	1,000.00	1,006.30	4.85	1,020.37	4.89	0.96

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on July 1, 2015, the Board of Trustees approved a reduced contractual advisory fee schedule for the Fund. Pursuant to the new fee schedule, the Fund’s maximum annual advisory fee rate ranges from 0.50% (for average net assets up to $500 million) to 0.40% (for average net assets over $500 million). The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.14%, 1.14%, 1.89% and 0.89% for Class A, Class B, Class C and Class Y shares, respectively.
[3]	The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $5.76, $5.76, $9.53 and $4.50 for Class A, Class B, Class C and Class Y shares, respectively.
[4]	The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year period are $5.80, $5.80, $9.60 and $4.53 for Class A, Class B, Class C and Class Y shares, respectively.

25                         Invesco Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pennsylvania Tax Free Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

26                         Invesco Pennsylvania Tax Free Income Fund

Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one closed end fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco

Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

27                         Invesco Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pennsylvania Tax Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                     VK-PTFI-AR-1                 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco S&P 500 Index Fund
Nasdaq: A: SPIAX ¡ B: SPIBX ¡ C: SPICX ¡ Y: SPIDX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and

Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco S&P 500 Index Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Invesco S&P 500 Index Fund (the Fund) sought to provide investment results that, before expenses, corresponded to the total return of the S&P 500 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.05%
Class B Shares	-0.85
Class C Shares	-0.81
Class Y Shares	0.17
S&P 500 Index▼ (Broad Market/Style-Specific Index)	0.48
Lipper S&P 500 Objective Funds Index■ (Peer Group Index)	0.23
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy improved slowly, but somewhat steadily, during the fiscal year ended August 31, 2015 – although the performance of the underlying sectors of the economy varied dramatically. The headline story was the massive slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

As the reporting period began, economic growth appeared to be stronger in the US than in the rest of the world. In mid-2014, when the price of oil began its sharp and prolonged decline, US equities fell as well. However, while global growth weakened and commodity-based economies and currencies underperformed those of the US, continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome summer fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the final weeks of the fiscal year, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets, weak global economic growth and the uncertain timing of a potential US interest rate increase were negatives for jittery US markets. While stocks were up slightly for the fiscal year, they ended the reporting period on a negative note.

Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index.

During the reporting period, sectors that contributed the most to overall Fund performance were the health care, consumer discretionary and consumer staples sectors. The industrials, materials, telecommunication services and energy sectors detracted the most from Fund performance, with the energy sector being the largest detractor.

    Consumer discretionary holdings were some of the largest contributors to the Fund’s performance during the reporting period. Within the sector, Amazon.com posted earnings high above analyst estimates toward the end of the fiscal year due to its growing streaming business.

    Apple was also a top contributor to Fund performance during the reporting period. Apple announced increased earnings growth as a result of strong third quarter sales of iPhones and Mac computers, strong revenue from services and the successful launch of the Apple Watch.

    Visa also posted strong earnings results over the reporting period due to better-than-expected growth in its service and data processing revenue as well as an increase in international transactions.

    Many Fund holdings in the energy sector struggled due to the decrease in oil prices from oversupply during the fiscal year. Two of the top detractors in this sector were Exxon Mobil and Chevron.

    Another top detractor from Fund performance was International Business Machines. The company posted disappointing earnings due to slowing international sales and a stronger US dollar during the fiscal year.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a negative return and was a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives

Portfolio Composition

By sector

Information Technology	19.7%
Financials	16.4
Health Care	15.0
Consumer Discretionary	12.7
Industrials	9.8
Consumer Staples	9.6
Energy	7.2
Materials	2.9
Utilities	2.9
Telecommunication Services	2.4
Money Market Funds Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*

1.	Apple Inc.	3.7%
2.	Microsoft Corp.	2.0
3.	Exxon Mobil Corp.	1.8
4.	Johnson & Johnson	1.5
5.	General Electric Co.	1.4
6.	Wells Fargo & Co.	1.4
7.	Berkshire Hathaway Inc.- Class B	1.4
8.	JPMorgan Chase & Co.	1.4
9.	AT&T Inc.	1.2
10.	Pfizer Inc.	1.1

Total Net Assets	$752.7 million

Total Number of Holdings*	503	*

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco S&P 500 Index Fund

may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We welcome new investors who joined the Fund during the fiscal year and thank all our shareholders for their investments in Invesco S&P 500 Index Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr.
Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1995. Mr.
Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.
Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1987. Mr.
Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.
Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000.

Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5                         Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	5.19%
10 Years	6.03
5 Years	13.94
1 Year	-5.54

Class B Shares
Inception (9/26/97)	5.16%
10 Years	5.98
5 Years	14.13
1 Year	-5.78

Class C Shares
Inception (9/26/97)	4.74%
10 Years	5.83
5 Years	14.38
1 Year	-1.80

Class Y Shares
Inception (9/26/97)	5.78%
10 Years	6.89
5 Years	15.52
1 Year	0.17

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	5.50%
10 Years	6.75
5 Years	15.38
1 Year	0.98

Class B Shares
Inception (9/26/97)	5.47%
10 Years	6.72
5 Years	15.59
1 Year	1.05

Class C Shares
Inception (9/26/97)	5.04%
10 Years	6.56
5 Years	15.82
1 Year	5.02

Class Y Shares
Inception (9/26/97)	6.08%
10 Years	7.63
5 Years	16.99
1 Year	7.06

date of this report for Class A, Class B, Class C and Class Y shares was 0.59%, 1.35%, 1.35% and 0.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■

Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and continued on page 6

8                         Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–98.62%
Advertising–0.14%
Interpublic Group of Cos., Inc. (The)	17,609	$332,458
Omnicom Group Inc.	10,418	697,798
		1,030,256

Aerospace & Defense–2.61%
Boeing Co. (The)	27,425	3,583,899
General Dynamics Corp.	13,317	1,891,413
Honeywell International Inc.	33,336	3,309,265
L-3 Communications Holdings, Inc.	3,511	370,305
Lockheed Martin Corp.	11,409	2,295,263
Northrop Grumman Corp.	8,263	1,352,984
Precision Castparts Corp.	5,894	1,357,093
Raytheon Co.	13,012	1,334,511
Rockwell Collins, Inc.	5,639	461,552
Textron Inc.	11,839	459,353
United Technologies Corp.	35,306	3,234,383
		19,650,021

Agricultural & Farm Machinery–0.16%
Deere & Co.	14,237	1,164,302

Agricultural Products–0.16%
Archer-Daniels-Midland Co.	26,456	1,190,255

Air Freight & Logistics–0.72%
C.H. Robinson Worldwide, Inc.	6,218	419,280
Expeditors International of Washington, Inc.	8,156	399,399
FedEx Corp.	11,241	1,693,007
United Parcel Service, Inc.–Class B	29,594	2,889,854
		5,401,540

Airlines–0.50%
American Airlines Group Inc.	29,544	1,151,625
Delta Air Lines, Inc.	35,025	1,533,395
Southwest Airlines Co.	28,499	1,045,913
		3,730,933

Alternative Carriers–0.07%
Level 3 Communications, Inc.(b)	12,545	561,138

Aluminum–0.07%
Alcoa Inc.	55,849	527,773

Apparel Retail–0.57%
Gap, Inc. (The)	11,212	367,866
L Brands, Inc.	10,458	877,426
Ross Stores, Inc.	17,646	857,948
TJX Cos., Inc. (The)	29,015	2,040,335
Urban Outfitters, Inc.(b)	4,151	128,100
		4,271,675

Apparel, Accessories & Luxury Goods–0.50%
Coach, Inc.	11,781	356,375

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Fossil Group, Inc.(b)	1,826	$112,445
Hanesbrands, Inc.	17,128	515,724
Michael Kors Holdings Ltd.(b)	8,472	368,193
PVH Corp.	3,525	419,405
Ralph Lauren Corp.	2,576	286,426
Under Armour, Inc.–Class A(b)	7,168	684,759
VF Corp.	14,498	1,050,090
		3,793,417

Application Software–0.71%
Adobe Systems Inc.(b)	20,267	1,592,378
Autodesk, Inc.(b)	9,707	453,802
Citrix Systems, Inc.(b)	6,834	465,464
Intuit Inc.	11,755	1,007,991
salesforce.com, inc.(b)	25,999	1,803,291
		5,322,926

Asset Management & Custody Banks–1.20%
Affiliated Managers Group, Inc.(b)	2,332	434,778
Ameriprise Financial, Inc.	7,734	871,390
Bank of New York Mellon Corp. (The)	47,828	1,903,554
BlackRock, Inc.	5,414	1,637,573
Franklin Resources, Inc.	16,632	674,927
Invesco Ltd.(c)	18,367	626,498
Legg Mason, Inc.	4,175	185,078
Northern Trust Corp.	9,354	653,283
State Street Corp.	17,555	1,262,556
T. Rowe Price Group Inc.	11,204	805,343
		9,054,980

Auto Parts & Equipment–0.33%
BorgWarner, Inc.	9,648	421,039
Delphi Automotive PLC (United Kingdom)	12,312	929,802
Johnson Controls, Inc.	27,925	1,148,834
		2,499,675

Automobile Manufacturers–0.54%
Ford Motor Co.	169,536	2,351,464
General Motors Co.	57,574	1,694,979
		4,046,443

Automotive Retail–0.44%
Advance Auto Parts, Inc.	3,120	546,780
AutoNation, Inc.(b)	3,234	193,523
AutoZone, Inc.(b)	1,351	967,302
CarMax, Inc.(b)	8,922	544,242
O’Reilly Automotive, Inc.(b)	4,305	1,033,501
		3,285,348

Biotechnology–3.18%
Alexion Pharmaceuticals, Inc.(b)	9,547	1,643,898
Amgen Inc.	32,424	4,921,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco S&P 500 Index Fund

	Shares	Value
Biotechnology–(continued)
Baxalta Inc.(b)	23,209	$815,796
Biogen Inc.(b)	10,030	2,981,919
Celgene Corp.(b)	33,824	3,993,938
Gilead Sciences, Inc.	62,673	6,585,052
Regeneron Pharmaceuticals, Inc.(b)	3,214	1,650,389
Vertex Pharmaceuticals Inc.(b)	10,394	1,325,443
		23,917,750

Brewers–0.06%
Molson Coors Brewing Co.–Class B	6,807	463,489

Broadcasting–0.24%
CBS Corp.–Class B	19,308	873,494
Discovery Communications, Inc.–Class A(b)	6,359	169,149
Discovery Communications, Inc.–Class C(b)	11,133	282,333
Scripps Networks Interactive Inc.–Class A	4,052	215,121
TEGNA Inc.	9,673	230,121
		1,770,218

Building Products–0.08%
Allegion PLC	4,111	245,057
Masco Corp.	14,822	388,781
		633,838

Cable & Satellite–1.13%
Cablevision Systems Corp.–Class A	9,401	236,623
Comcast Corp.–Class A	107,194	6,038,238
Time Warner Cable Inc.	12,054	2,242,285
		8,517,146

Casinos & Gaming–0.04%
Wynn Resorts Ltd.	3,476	260,874

Coal & Consumable Fuels–0.02%
CONSOL Energy Inc.	9,757	148,599

Commodity Chemicals–0.19%
LyondellBasell Industries N.V.–Class A	16,752	1,430,286

Communications Equipment–1.49%
Cisco Systems, Inc.	216,897	5,613,295
F5 Networks, Inc.(b)	3,066	372,243
Harris Corp.	5,254	403,612
Juniper Networks, Inc.	14,985	385,264
Motorola Solutions, Inc.	7,915	513,050
QUALCOMM, Inc.	69,495	3,932,027
		11,219,491

Computer & Electronics Retail–0.09%
Best Buy Co., Inc.	12,486	458,736
GameStop Corp.–Class A	4,550	193,284
		652,020

Construction & Engineering–0.10%
Fluor Corp.	6,286	286,767
Jacobs Engineering Group, Inc.(b)	5,354	216,355

	Shares	Value
Construction & Engineering–(continued)
Quanta Services, Inc.(b)	9,032	$218,936
		722,058

Construction Machinery & Heavy Trucks–0.51%
Caterpillar Inc.	25,742	1,967,718
Cummins Inc.	7,150	870,513
Joy Global Inc.	4,194	101,579
PACCAR Inc.	15,130	892,216
		3,832,026

Construction Materials–0.13%
Martin Marietta Materials, Inc.	2,646	443,999
Vulcan Materials Co.	5,656	529,514
		973,513

Consumer Electronics–0.07%
Garmin Ltd.	5,142	193,391
Harman International Industries, Inc.	3,054	298,498
		491,889

Consumer Finance–0.78%
American Express Co.	37,254	2,858,127
Capital One Financial Corp.	23,302	1,811,731
Discover Financial Services	18,870	1,013,885
Navient Corp.	16,589	212,173
		5,895,916

Data Processing & Outsourced Services–2.32%
Alliance Data Systems Corp.(b)	2,645	680,268
Automatic Data Processing, Inc.	20,022	1,548,101
Computer Sciences Corp.	5,870	363,881
Fidelity National Information Services, Inc.	12,087	834,728
Fiserv, Inc.(b)	10,097	860,971
MasterCard, Inc.–Class A	41,332	3,817,837
Paychex, Inc.	13,940	622,560
PayPal Holdings, Inc.(b)	47,144	1,650,040
Total System Services, Inc.	6,994	320,535
Visa Inc.–Class A	82,438	5,877,830
Western Union Co. (The)	22,018	406,012
Xerox Corp.	44,254	450,063
		17,432,826

Department Stores–0.23%
Kohl’s Corp.	8,437	430,540
Macy’s, Inc.	14,345	840,760
Nordstrom, Inc.	6,012	438,155
		1,709,455

Distillers & Vintners–0.21%
Brown-Forman Corp.–Class B	6,644	651,776
Constellation Brands, Inc.–Class A	7,224	924,672
		1,576,448

Distributors–0.07%
Genuine Parts Co.	6,489	541,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco S&P 500 Index Fund

	Shares	Value
Diversified Banks–5.13%
Bank of America Corp.	447,883	$7,318,408
Citigroup Inc.	129,396	6,920,098
Comerica Inc.	7,590	333,960
JPMorgan Chase & Co.	158,266	10,144,851
U.S. Bancorp	75,613	3,202,211
Wells Fargo & Co.	199,834	10,657,147
		38,576,675

Diversified Chemicals–0.59%
Dow Chemical Co. (The)	46,216	2,022,412
E. I. du Pont de Nemours and Co.	38,604	1,988,106
Eastman Chemical Co.	6,352	460,266
		4,470,784

Diversified Metals & Mining–0.06%
Freeport-McMoRan Inc.	44,353	471,916

Diversified Support Services–0.05%
Cintas Corp.	4,048	344,039

Drug Retail–1.08%
CVS Health Corp.	48,119	4,927,386
Walgreens Boots Alliance, Inc.	37,213	3,220,785
		8,148,171

Electric Utilities–1.67%
American Electric Power Co., Inc.	20,893	1,134,281
Duke Energy Corp.	29,491	2,091,207
Edison International	13,893	812,463
Entergy Corp.	7,655	500,101
Eversource Energy	13,545	639,866
Exelon Corp.	36,728	1,129,753
FirstEnergy Corp.	17,997	575,184
NextEra Energy, Inc.	18,939	1,863,787
Pepco Holdings, Inc.	10,780	247,724
Pinnacle West Capital Corp.	4,722	281,101
PPL Corp.	28,491	882,936
Southern Co. (The)	38,733	1,681,400
Xcel Energy, Inc.	21,617	729,141
		12,568,944

Electrical Components & Equipment–0.49%
AMETEK, Inc.	10,299	554,292
Eaton Corp. PLC(b)	19,919	1,136,578
Emerson Electric Co.	28,500	1,360,020
Rockwell Automation, Inc.	5,739	641,793
		3,692,683

Electronic Components–0.21%
Amphenol Corp.–Class A	13,173	689,738
Corning Inc.	53,672	923,695
		1,613,433

Electronic Equipment & Instruments–0.02%
FLIR Systems, Inc.	5,974	171,036

	Shares	Value
Electronic Manufacturing Services–0.14%
TE Connectivity Ltd. (Switzerland)	17,338	$1,027,970

Environmental & Facilities Services–0.25%
Republic Services, Inc.	10,637	435,904
Stericycle, Inc.(b)	3,626	511,774
Waste Management, Inc.	18,157	908,939
		1,856,617

Fertilizers & Agricultural Chemicals–0.44%
CF Industries Holdings, Inc.	10,035	575,808
FMC Corp.	5,693	240,871
Monsanto Co.	20,303	1,982,588
Mosaic Co. (The)	13,234	540,344
		3,339,611

Food Distributors–0.13%
Sysco Corp.	25,321	1,009,548

Food Retail–0.26%
Kroger Co. (The)	41,810	1,442,445
Whole Foods Market, Inc.	15,278	500,507
		1,942,952

Footwear–0.44%
NIKE, Inc.–Class B	29,698	3,318,751

Gas Utilities–0.04%
AGL Resources Inc.	5,113	311,842

General Merchandise Stores–0.50%
Dollar General Corp.	12,669	943,714
Dollar Tree, Inc.(b)	9,504	724,775
Target Corp.	27,228	2,115,888
		3,784,377

Gold–0.05%
Newmont Mining Corp.	22,552	384,963

Health Care Distributors–0.62%
AmerisourceBergen Corp.	8,899	890,256
Cardinal Health, Inc.	14,108	1,160,665
Henry Schein, Inc.(b)	3,585	490,464
McKesson Corp.	9,874	1,950,905
Patterson Cos. Inc.	3,653	167,417
		4,659,707

Health Care Equipment–2.08%
Abbott Laboratories	63,490	2,875,462
Baxter International Inc.	23,209	892,386
Becton, Dickinson and Co.	8,928	1,259,027
Boston Scientific Corp.(b)	57,175	957,110
C.R. Bard, Inc.	3,165	613,345
Edwards Lifesciences Corp.(b)	4,586	646,076
Intuitive Surgical, Inc.(b)	1,570	802,192
Medtronic PLC	60,774	4,393,352
St. Jude Medical, Inc.	11,945	845,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
Stryker Corp.	12,748	$1,257,590
Varian Medical Systems, Inc.(b)	4,263	346,369
Zimmer Biomet Holdings, Inc.	7,275	753,399
		15,642,133

Health Care Facilities–0.24%
HCA Holdings, Inc.(b)	12,367	1,071,229
Tenet Healthcare Corp.(b)	4,266	210,015
Universal Health Services, Inc.–Class B	3,919	537,452
		1,818,696

Health Care REIT’s–0.33%
Care Capital Properties, Inc.(b)	1	16
HCP, Inc.	19,688	729,637
Health Care REIT, Inc.	14,969	948,286
Ventas, Inc.	14,110	776,332
		2,454,271

Health Care Services–0.52%
DaVita HealthCare Partners Inc.(b)	7,332	554,593
Express Scripts Holding Co.(b)	28,817	2,409,101
Laboratory Corp. of America Holdings(b)	4,298	506,347
Quest Diagnostics Inc.	6,124	415,207
		3,885,248

Health Care Supplies–0.04%
DENTSPLY International Inc.	5,961	312,416

Health Care Technology–0.11%
Cerner Corp.(b)	13,058	806,462

Home Entertainment Software–0.20%
Activision Blizzard, Inc.	21,368	611,766
Electronic Arts Inc.(b)	13,259	877,083
		1,488,849

Home Furnishings–0.10%
Leggett & Platt, Inc.	5,875	260,967
Mohawk Industries, Inc.(b)	2,648	521,577
		782,544

Home Improvement Retail–1.22%
Home Depot, Inc. (The)	55,396	6,451,418
Lowe’s Cos., Inc.	39,775	2,751,237
		9,202,655

Homebuilding–0.15%
D.R. Horton, Inc.	14,227	432,074
Lennar Corp.–Class A	7,612	387,451
PulteGroup Inc.	13,993	289,515
		1,109,040

Homefurnishing Retail–0.06%
Bed Bath & Beyond Inc.(b)	7,304	453,651

Hotel and Resort REIT’s–0.08%
Host Hotels & Resorts Inc.	32,311	572,874

	Shares	Value
Hotels, Resorts & Cruise Lines–0.41%
Carnival Corp.	19,233	$946,841
Marriott International Inc.–Class A	8,793	621,313
Royal Caribbean Cruises Ltd.	7,032	619,941
Starwood Hotels & Resorts Worldwide, Inc.	7,286	520,730
Wyndham Worldwide Corp.	5,118	391,425
		3,100,250

Household Appliances–0.08%
Whirlpool Corp.	3,352	563,471

Household Products–1.69%
Clorox Co. (The)	5,593	621,774
Colgate-Palmolive Co.	36,261	2,277,553
Kimberly-Clark Corp.	15,526	1,653,985
Procter & Gamble Co. (The)	115,700	8,176,519
		12,729,831

Housewares & Specialties–0.06%
Newell Rubbermaid Inc.	11,458	482,726

Human Resource & Employment Services–0.04%
Robert Half International, Inc.	5,759	293,882

Hypermarkets & Super Centers–0.93%
Costco Wholesale Corp.	18,741	2,624,677
Wal-Mart Stores, Inc.	67,299	4,356,264
		6,980,941

Independent Power Producers & Energy Traders–0.08%
AES Corp. (The)	29,103	349,236
NRG Energy, Inc.	14,221	283,282
		632,518

Industrial Conglomerates–2.32%
3M Co.	27,051	3,845,029
Danaher Corp.	26,261	2,285,232
General Electric Co.(d)	429,708	10,665,353
Roper Technologies, Inc.	4,285	694,556
		17,490,170

Industrial Gases–0.36%
Air Products and Chemicals, Inc.	8,242	1,150,006
Airgas, Inc.	2,853	275,372
Praxair, Inc.	12,294	1,300,090
		2,725,468

Industrial Machinery–0.65%
Dover Corp.	6,838	423,614
Flowserve Corp.	5,743	259,182
Illinois Tool Works Inc.	14,425	1,219,345
Ingersoll-Rand PLC	11,288	624,114
Parker Hannifin Corp.	5,913	636,594
Pentair PLC (United Kingdom)	7,660	423,521
Snap-on Inc.	2,486	397,188
Stanley Black & Decker Inc.	6,554	665,362
Xylem, Inc.	7,733	250,936
		4,899,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco S&P 500 Index Fund

	Shares	Value
Industrial REIT’s–0.11%
Prologis, Inc.	22,348	$849,224

Insurance Brokers–0.31%
Aon PLC	12,014	1,122,588
Marsh & McLennan Cos., Inc.	22,960	1,233,641
		2,356,229

Integrated Oil & Gas–2.96%
Chevron Corp.	80,196	6,495,074
Exxon Mobil Corp.	178,311	13,416,120
Occidental Petroleum Corp.	32,757	2,391,588
		22,302,782

Integrated Telecommunication Services–2.34%
AT&T Inc.	262,035	8,699,562
CenturyLink Inc.	24,041	650,069
Frontier Communications Corp.	49,184	249,363
Verizon Communications Inc.	173,934	8,002,703
		17,601,697

Internet Retail–1.86%
Amazon.com, Inc.(b)	16,284	8,351,901
Expedia, Inc.	4,251	488,822
Netflix Inc.(b)	18,096	2,081,583
Priceline Group Inc. (The)(b)	2,209	2,758,246
TripAdvisor Inc.(b)	4,772	333,563
		14,014,115

Internet Software & Services–3.57%
Akamai Technologies, Inc.(b)	7,614	542,954
eBay Inc.(b)	47,144	1,278,074
Facebook Inc.–Class A(b)	89,821	8,032,692
Google Inc.–Class A(b)	12,204	7,905,995
Google Inc.–Class C(b)	12,239	7,566,762
VeriSign, Inc.(b)	4,468	308,024
Yahoo! Inc.(b)	37,219	1,199,941
		26,834,442

Investment Banking & Brokerage–0.97%
Charles Schwab Corp. (The)	49,294	1,497,552
E*TRADE Financial Corp.(b)	12,361	324,970
Goldman Sachs Group, Inc. (The)	17,133	3,231,284
Morgan Stanley	65,531	2,257,543
		7,311,349

IT Consulting & Other Services–1.34%
Accenture PLC–Class A	26,706	2,517,575
Cognizant Technology Solutions Corp.–Class A(b)	26,035	1,638,643
International Business Machines Corp.	39,055	5,775,844
Teradata Corp.(b)	6,054	176,958
		10,109,020

Leisure Products–0.09%
Hasbro, Inc.	4,776	356,242

	Shares	Value
Leisure Products–(continued)
Mattel, Inc.	14,428	$338,048
		694,290

Life & Health Insurance–0.91%
Aflac, Inc.	18,502	1,084,217
Lincoln National Corp.	10,789	547,973
MetLife, Inc.	47,585	2,384,009
Principal Financial Group, Inc.	11,686	588,390
Prudential Financial, Inc.	19,318	1,558,963
Torchmark Corp.	5,377	314,339
Unum Group	10,639	356,832
		6,834,723

Life Sciences Tools & Services–0.44%
Agilent Technologies, Inc.	14,208	515,892
PerkinElmer, Inc.	4,826	234,930
Thermo Fisher Scientific, Inc.	16,974	2,128,030
Waters Corp.(b)	3,550	430,899
		3,309,751

Managed Health Care–1.42%
Aetna Inc.	14,891	1,705,317
Anthem, Inc.	11,280	1,591,044
Cigna Corp.	10,974	1,545,029
Humana Inc.	6,386	1,167,297
UnitedHealth Group Inc.	40,594	4,696,726
		10,705,413

Metal & Glass Containers–0.07%
Ball Corp.	5,878	387,419
Owens-Illinois, Inc.(b)	6,875	143,344
		530,763

Motorcycle Manufacturers–0.07%
Harley-Davidson, Inc.	8,914	499,630

Movies & Entertainment–1.59%
Time Warner Inc.	35,165	2,500,232
Twenty-First Century Fox, Inc.–Class A	75,459	2,066,822
Viacom Inc.–Class B	15,235	621,131
Walt Disney Co. (The)	66,572	6,782,355
		11,970,540

Multi-Line Insurance–0.67%
American International Group, Inc.	56,864	3,431,174
Assurant, Inc.	2,895	215,243
Genworth Financial Inc.–Class A(b)	21,211	109,873
Hartford Financial Services Group, Inc. (The)	17,907	822,827
Loews Corp.	12,669	461,785
		5,040,902

Multi-Sector Holdings–1.42%
Berkshire Hathaway Inc.–Class B(b)	77,777	10,425,229
Leucadia National Corp.	13,446	288,551
		10,713,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco S&P 500 Index Fund

	Shares	Value
Multi-Utilities–1.13%
Ameren Corp.	10,346	$416,840
CenterPoint Energy, Inc.	18,346	341,603
CMS Energy Corp.	11,769	385,788
Consolidated Edison, Inc.	12,489	785,683
Dominion Resources, Inc.	25,308	1,765,233
DTE Energy Co.	7,646	596,847
NiSource Inc.	13,534	227,236
PG&E Corp.	20,475	1,015,150
Public Service Enterprise Group Inc.	21,572	868,273
SCANA Corp.	6,094	322,312
Sempra Energy	9,924	941,291
TECO Energy, Inc.	10,026	211,248
WEC Energy Group, Inc.	13,442	640,511
		8,518,015

Office REIT’s–0.24%
Boston Properties, Inc.	6,541	741,619
SL Green Realty Corp.	4,283	443,333
Vornado Realty Trust	7,466	650,960
		1,835,912

Office Services & Supplies–0.02%
Pitney Bowes Inc.	8,600	170,366

Oil & Gas Drilling–0.10%
Diamond Offshore Drilling, Inc.	2,865	67,929
Ensco PLC–Class A	9,992	180,955
Helmerich & Payne, Inc.	4,590	270,856
Transocean Ltd.	14,565	207,260
		727,000

Oil & Gas Equipment & Services–1.10%
Baker Hughes Inc.	18,536	1,038,016
Cameron International Corp.(b)	8,161	544,829
FMC Technologies, Inc.(b)	9,846	342,444
Halliburton Co.	36,286	1,427,854
National Oilwell Varco Inc.	16,540	700,138
Schlumberger Ltd.	54,149	4,189,508
		8,242,789

Oil & Gas Exploration & Production–1.65%
Anadarko Petroleum Corp.	21,661	1,550,494
Apache Corp.	16,081	727,504
Cabot Oil & Gas Corp.	17,638	417,491
Chesapeake Energy Corp.	22,071	172,375
Cimarex Energy Co.	3,993	441,266
ConocoPhillips	52,580	2,584,307
Devon Energy Corp.	16,479	702,994
EOG Resources, Inc.	23,409	1,833,159
EQT Corp.	6,496	505,519
Hess Corp.	10,416	619,231
Marathon Oil Corp.	28,783	497,658
Murphy Oil Corp.	7,133	221,123
Newfield Exploration Co.(b)	6,941	231,205

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Noble Energy, Inc.	18,253	$609,833
Pioneer Natural Resources Co.	6,366	783,400
Range Resources Corp.	7,100	274,202
Southwestern Energy Co.(b)	16,503	268,009
		12,439,770

Oil & Gas Refining & Marketing–0.63%
Marathon Petroleum Corp.	23,168	1,096,078
Phillips 66	23,127	1,828,652
Tesoro Corp.	5,369	494,002
Valero Energy Corp.	21,690	1,287,084
		4,705,816

Oil & Gas Storage & Transportation–0.70%
Columbia Pipeline Group, Inc.	13,534	343,222
Kinder Morgan Inc.	73,971	2,397,400
ONEOK, Inc.	8,902	320,561
Spectra Energy Corp.	28,629	832,245
Williams Cos., Inc. (The)	28,747	1,385,606
		5,279,034

Packaged Foods & Meats–1.51%
Campbell Soup Co.	7,578	363,668
ConAgra Foods, Inc.	18,211	759,034
General Mills, Inc.(d)	25,420	1,442,839
Hershey Co. (The)	6,257	560,127
Hormel Foods Corp.	5,746	351,081
JM Smucker Co. (The)	4,132	486,419
Kellogg Co.	10,684	708,136
Keurig Green Mountain Inc.	4,923	278,642
Kraft Heinz Co. (The)	25,258	1,835,246
McCormick & Co., Inc.	5,448	431,917
Mead Johnson Nutrition Co.	8,636	676,544
Mondelez International Inc.–Class A	69,369	2,938,471
Tyson Foods, Inc.–Class A	12,440	525,963
		11,358,087

Paper Packaging–0.18%
Avery Dennison Corp.	3,902	226,628
Sealed Air Corp.	8,961	461,044
WestRock Co.	11,118	659,853
		1,347,525

Paper Products–0.10%
International Paper Co.	18,033	777,944

Personal Products–0.10%
Estee Lauder Cos. Inc. (The)–Class A	9,520	759,410

Pharmaceuticals–6.39%
AbbVie Inc.	73,333	4,576,713
Allergan PLC(b)	16,735	5,083,089
Bristol-Myers Squibb Co.	71,090	4,227,722
Eli Lilly and Co.	41,647	3,429,631
Endo International PLC(b)	8,646	665,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–(continued)
Hospira, Inc.(b)	7,367	$662,809
Johnson & Johnson	118,261	11,114,169
Mallinckrodt PLC(b)	4,987	430,079
Merck & Co., Inc.	120,486	6,488,171
Mylan N.V.(b)	17,553	870,453
Perrigo Co. PLC	6,236	1,141,001
Pfizer Inc.	262,606	8,461,165
Zoetis Inc.	21,321	956,673
		48,107,417

Property & Casualty Insurance–0.86%
ACE Ltd.	13,927	1,422,782
Allstate Corp. (The)	17,442	1,016,520
Chubb Corp. (The)	9,797	1,183,576
Cincinnati Financial Corp.	6,307	330,045
Progressive Corp. (The)	22,768	682,129
Travelers Cos., Inc. (The)	13,590	1,352,885
XL Group PLC	13,076	487,604
		6,475,541

Publishing–0.04%
News Corp.–Class A(b)	21,353	291,041

Railroads–0.77%
CSX Corp.	42,133	1,153,601
Kansas City Southern	4,713	437,084
Norfolk Southern Corp.	12,999	1,012,752
Union Pacific Corp.	37,340	3,201,532
		5,804,969

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	11,927	381,903

Regional Banks–0.98%
BB&T Corp.	33,138	1,223,455
Fifth Third Bancorp	34,540	688,037
Huntington Bancshares Inc.	34,480	376,177
KeyCorp	36,176	497,058
M&T Bank Corp.	5,669	670,303
People’s United Financial Inc.	13,181	204,305
PNC Financial Services Group, Inc. (The)	22,086	2,012,476
Regions Financial Corp.	57,161	548,174
SunTrust Banks, Inc.	22,014	888,705
Zions Bancorp.	8,665	251,285
		7,359,975

Research & Consulting Services–0.18%
Dun & Bradstreet Corp. (The)	1,533	162,452
Equifax Inc.	5,089	498,213
Nielsen Holdings PLC	15,740	711,920
		1,372,585

Residential REIT’s–0.38%
Apartment Investment & Management Co.–Class A	6,663	240,068
AvalonBay Communities, Inc.	5,636	930,278

	Shares	Value
Residential REIT’s–(continued)
Equity Residential	15,522	$1,105,943
Essex Property Trust, Inc.	2,786	597,931
		2,874,220

Restaurants–1.35%
Chipotle Mexican Grill, Inc.(b)	1,323	939,343
Darden Restaurants, Inc.	5,363	364,738
McDonald’s Corp.	40,876	3,884,037
Starbucks Corp.	63,991	3,500,948
Yum! Brands, Inc.	18,439	1,470,879
		10,159,945

Retail REIT’s–0.58%
General Growth Properties, Inc.	26,833	681,022
Kimco Realty Corp.	17,601	405,703
Macerich Co. (The)	6,005	457,461
Realty Income Corp.	9,916	443,146
Simon Property Group, Inc.	13,273	2,380,114
		4,367,446

Security & Alarm Services–0.12%
ADT Corp. (The)	7,304	239,425
Tyco International PLC	17,954	651,551
		890,976

Semiconductor Equipment–0.22%
Applied Materials, Inc.	52,523	844,833
KLA-Tencor Corp.	6,819	341,700
Lam Research Corp.	6,751	491,270
		1,677,803

Semiconductors–2.07%
Altera Corp.	12,839	623,333
Analog Devices, Inc.	13,370	746,848
Avago Technologies Ltd. (Singapore)	11,079	1,395,622
Broadcom Corp.–Class A	23,192	1,198,331
First Solar, Inc.(b)	3,181	152,179
Intel Corp.	202,317	5,774,127
Linear Technology Corp.	10,211	411,299
Microchip Technology Inc.	8,968	381,140
Micron Technology, Inc.(b)	45,943	753,925
NVIDIA Corp.	21,795	489,952
Qorvo, Inc.(b)	6,371	353,654
Skyworks Solutions, Inc.	8,148	711,728
Texas Instruments Inc.	44,367	2,122,517
Xilinx, Inc.	11,027	461,921
		15,576,576

Soft Drinks–1.91%
Coca-Cola Co. (The)	167,296	6,578,079
Coca-Cola Enterprises, Inc.	9,140	470,618
Dr Pepper Snapple Group, Inc.	8,175	627,268
Monster Beverage Corp.(b)	6,268	867,867
PepsiCo, Inc.	62,948	5,849,758
		14,393,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco S&P 500 Index Fund

	Shares	Value
Specialized Consumer Services–0.05%
H&R Block, Inc.	11,737	$399,293

Specialized Finance–0.60%
CME Group Inc.–Class A	13,531	1,277,868
Intercontinental Exchange, Inc.	4,764	1,088,145
McGraw Hill Financial, Inc.	11,671	1,131,970
Moody’s Corp.	7,586	776,124
NASDAQ OMX Group, Inc. (The)	5,049	258,458
		4,532,565

Specialized REIT’s–0.78%
American Tower Corp.	18,042	1,663,292
Crown Castle International Corp.	14,391	1,200,066
Equinix, Inc.	2,438	657,699
Iron Mountain Inc.	7,990	226,437
Plum Creek Timber Co., Inc.	7,488	288,213
Public Storage	6,192	1,246,264
Weyerhaeuser Co.	22,079	616,887
		5,898,858

Specialty Chemicals–0.57%
Ecolab Inc.	11,427	1,247,143
International Flavors & Fragrances Inc.	3,450	377,947
PPG Industries, Inc.	11,592	1,104,602
Sherwin-Williams Co. (The)	3,377	863,870
Sigma-Aldrich Corp.	5,092	709,876
		4,303,438

Specialty Stores–0.23%
Signet Jewelers Ltd.	3,424	472,512
Staples, Inc.	27,321	388,231
Tiffany & Co.	4,791	394,060
Tractor Supply Co.	5,817	496,248
		1,751,051

Steel–0.08%
Nucor Corp.	13,609	589,134

Systems Software–2.87%
CA, Inc.	13,499	368,388
Microsoft Corp.	344,996	15,014,226
Oracle Corp.	135,956	5,042,608
Red Hat, Inc.(b)	7,817	564,465
Symantec Corp.	29,030	594,825
		21,584,512

	Shares	Value
Technology Hardware, Storage & Peripherals–4.56%
Apple Inc.	245,690	$27,704,004
EMC Corp.	82,822	2,059,783
Hewlett-Packard Co.	77,037	2,161,658
NetApp, Inc.	13,295	424,908
SanDisk Corp.	8,866	483,729
Seagate Technology PLC	13,534	695,648
Western Digital Corp.	9,255	758,540
		34,288,270

Thrifts & Mortgage Finance–0.03%
Hudson City Bancorp, Inc.	20,549	191,106

Tires & Rubber–0.05%
Goodyear Tire & Rubber Co. (The)	11,503	342,444

Tobacco–1.49%
Altria Group, Inc.	83,867	4,493,594
Philip Morris International Inc.	66,065	5,271,987
Reynolds American Inc.	17,726	1,484,552
		11,250,133

Trading Companies & Distributors–0.17%
Fastenal Co.	11,592	446,756
United Rentals, Inc.(b)	4,134	286,610
W.W. Grainger, Inc.	2,539	567,314
		1,300,680

Trucking–0.06%
J.B. Hunt Transport Services, Inc.	3,925	285,662
Ryder System, Inc.	2,289	187,629
		473,291
Total Common Stocks & Other Equity Interests (Cost $390,812,520)		742,321,342

Money Market Funds–1.41%
Liquid Assets Portfolio–Institutional Class, 0.12%(e)	5,293,707	5,293,707
Premier Portfolio–Institutional Class, 0.09%(e)	5,293,706	5,293,706
Total Money Market Funds (Cost $10,587,413)		10,587,413
TOTAL INVESTMENTS–100.03% (Cost $401,399,933)		752,908,755
OTHER ASSETS LESS LIABILITIES–(0.03)%		(212,858)
NET ASSETS–100.00%		$752,695,897

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $390,368,619)	$741,694,844
Investments in affiliates, at value (Cost $11,031,314)	11,213,911
Total investments, at value (Cost $401,399,933)	752,908,755
Cash	578,853
Receivable for:
Fund shares sold	1,906,764
Dividends	1,663,217
Investment for trustee deferred compensation and retirement plans	61,749
Other assets	31,638
Total assets	757,150,976

Liabilities:
Payable for:
Investments purchased	624,138
Fund shares reacquired	2,873,320
Variation margin — futures contracts	128,297
Accrued fees to affiliates	682,383
Accrued trustees’ and officers’ fees and benefits	4,153
Accrued other operating expenses	70,688
Trustee deferred compensation and retirement plans	72,100
Total liabilities	4,455,079
Net assets applicable to shares outstanding	$752,695,897

Net assets consist of:
Shares of beneficial interest	$453,738,286
Undistributed net investment income	7,843,344
Undistributed net realized gain (loss)	(59,795,686)
Net unrealized appreciation	350,909,953
$752,695,897

Net Assets:
Class A	$534,656,422
Class B	$5,116,665
Class C	$164,875,928
Class Y	$48,046,882

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	24,962,589
Class B	244,349
Class C	7,965,539
Class Y	2,217,256
Class A:
Net asset value per share	$21.42
Maximum offering price per share
(Net asset value of $21.42 ÷ 94.50%)	$22.67
Class B:
Net asset value and offering price per share	$20.94
Class C:
Net asset value and offering price per share	$20.70
Class Y:
Net asset value and offering price per share	$21.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $6,025)	$15,445,808
Dividends from affiliates	28,766
Total investment income	15,474,574

Expenses:
Advisory fees	917,981
Administrative services fees	190,947
Custodian fees	35,874
Distribution fees:
Class A	1,419,504
Class B	67,736
Class C	1,506,764
Transfer agent fees	1,031,195
Trustees’ and officers’ fees and benefits	30,471
Other	355,181
Total expenses	5,555,653
Less: Fees waived and expense offset arrangement(s)	(24,471)
Net expenses	5,531,182
Net investment income	9,943,392

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	10,735,996
Futures contracts	1,400,393
12,136,389
Change in net unrealized appreciation (depreciation) of:
Investment securities	(23,565,691)
Futures contracts	(787,306)
(24,352,997)
Net realized and unrealized gain (loss)	(12,216,608)
Net increase (decrease) in net assets resulting from operations	$(2,273,216)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$9,943,392	$8,742,956
Net realized gain	12,136,389	11,844,995
Change in net unrealized appreciation (depreciation)	(24,352,997)	121,029,821
Net increase (decrease) in net assets resulting from operations	(2,273,216)	141,617,772

Distributions to shareholders from net investment income:
Class A	(6,708,197)	(7,179,915)
Class B	(41,456)	(81,335)
Class C	(776,453)	(813,327)
Class Y	(488,719)	(436,370)
Total distributions from net investment income	(8,014,825)	(8,510,947)

Share transactions–net:
Class A	(17,280,449)	(14,239,028)
Class B	(3,038,091)	(4,900,844)
Class C	43,635,887	10,893,429
Class Y	24,505,883	(2,285,605)
Net increase (decrease) in net assets resulting from share transactions	47,823,230	(10,532,048)
Net increase in net assets	37,535,189	122,574,777

Net assets:
Beginning of year	715,160,708	592,585,931
End of year (includes undistributed net investment income of $7,843,344 and $5,900,382, respectively)	$752,695,897	$715,160,708

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

19                         Invesco S&P 500 Index Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

20                         Invesco S&P 500 Index Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

21                         Invesco S&P 500 Index Fund

For the year ended August 31, 2015, the Adviser waived advisory fees of $23,647.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $92,086 in front-end sales commissions from the sale of Class A shares and $820, $2,731 and $15,543 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$752,908,755	$—	$—	$752,908,755
Futures Contracts*	(598,869)	—	—	(598,869)
Total Investments	$752,309,886	$—	$—	$752,309,886

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$—	$(598,869)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

22                         Invesco S&P 500 Index Fund

Effect of Derivative Investments for the year ended August 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Equity Risk	$1,400,393
Change in Net Unrealized Appreciation (Depreciation):
Equity Risk	(787,306)
Total	$613,087

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$16,770,203

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	121	September-2015	$11,913,660	$(598,869)

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2015.

	Value 08/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 08/31/15	Dividend Income
Invesco Ltd.	$702,489	$49,885	$(4,185)	$(121,801)	$110	$626,498	$18,578

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $824.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

23                         Invesco S&P 500 Index Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$8,014,825	$8,510,947

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$7,916,773
Net unrealized appreciation — investments	329,020,762
Temporary book/tax differences	(73,429)
Capital loss carryforward	(37,906,495)
Shares of beneficial interest	453,738,286
Total net assets	$752,695,897

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$7,791,415	$—	$7,791,415
August 31, 2018	19,847,354	—	19,847,354
August 31, 2019	10,267,726	—	10,267,726
	$37,906,495	$—	$37,906,495

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $81,101,344 and $31,194,883, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$341,490,015
Aggregate unrealized (depreciation) of investment securities	(12,469,253)
Net unrealized appreciation of investment securities	$329,020,762

Cost of investments for tax purposes is $423,887,993.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements and return of capital adjustments, on August 31, 2015, undistributed net investment income was increased by $14,395, undistributed net realized gain (loss) was decreased by $5,133 and shares of beneficial interest was decreased by $9,262. This reclassification had no effect on the net assets of the Fund.

24                         Invesco S&P 500 Index Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	4,466,067	$98,414,922	3,235,124	$64,183,686
Class B	27,111	593,239	42,427	815,218
Class C	2,802,822	60,071,002	1,352,961	26,035,607
Class Y	1,679,230	37,709,460	848,531	17,239,541

Issued as reinvestment of dividends:
Class A	281,199	6,051,415	341,048	6,486,732
Class B	1,732	36,649	3,781	70,771
Class C	32,806	685,648	39,586	732,740
Class Y	21,191	460,483	21,684	416,553

Automatic conversion of Class B shares to Class A shares:
Class A	106,759	2,375,610	196,646	3,877,345
Class B	(108,964)	(2,375,610)	(200,486)	(3,877,345)

Reacquired:
Class A	(5,598,294)	(124,122,396)	(4,501,173)	(88,786,791)
Class B	(59,315)	(1,292,369)	(99,776)	(1,909,488)
Class C	(798,622)	(17,120,763)	(823,310)	(15,874,918)
Class Y	(616,691)	(13,664,060)	(998,411)	(19,941,699)
Net increase (decrease) in share activity	2,237,031	$47,823,230	(541,368)	$(10,532,048)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own, in the aggregate, 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco S&P 500 Index Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$21.69	$0.32	$(0.33)	$(0.01)	$(0.26)	$21.42	(0.05)%		$534,656	0.58	%(d)	0.58	%(d)	1.44	%(d)	4%
Year ended 08/31/14	17.67	0.29	4.01	4.30	(0.28)	21.69	24.54	(e)	557,688	0.59	(e)	0.59	(e)	1.45	(e)	5
Year ended 08/31/13	15.26	0.27	2.43	2.70	(0.29)	17.67	18.04		467,234	0.62		0.62		1.64		6
Year ended 08/31/12	13.25	0.22	2.03	2.25	(0.24)	15.26	17.26		410,772	0.65		0.67		1.55		3
Year ended 08/31/11	11.36	0.19	1.85	2.04	(0.15)	13.25	17.94		369,597	0.61		0.61		1.42		4
Class B
Year ended 08/31/15	21.24	0.15	(0.33)	(0.18)	(0.12)	20.94	(0.85)		5,117	1.33	(d)	1.33	(d)	0.69	(d)	4
Year ended 08/31/14	17.32	0.13	3.94	4.07	(0.15)	21.24	23.60		8,150	1.35		1.35		0.69		5
Year ended 08/31/13	14.96	0.14	2.40	2.54	(0.18)	17.32	17.14		11,045	1.37		1.37		0.89		6
Year ended 08/31/12	12.92	0.11	2.01	2.12	(0.08)	14.96	16.47		19,912	1.40		1.42		0.80		3
Year ended 08/31/11	11.10	0.09	1.80	1.89	(0.07)	12.92	17.02		37,840	1.36		1.36		0.67		4
Class C
Year ended 08/31/15	20.99	0.15	(0.32)	(0.17)	(0.12)	20.70	(0.81)		164,876	1.33	(d)	1.33	(d)	0.69	(d)	4
Year ended 08/31/14	17.12	0.13	3.89	4.02	(0.15)	20.99	23.59		124,452	1.35		1.35		0.69		5
Year ended 08/31/13	14.79	0.14	2.37	2.51	(0.18)	17.12	17.14	(f)	91,761	1.36	(f)	1.36	(f)	0.90	(f)	6
Year ended 08/31/12	12.79	0.11	1.99	2.10	(0.10)	14.79	16.50		78,797	1.40		1.42		0.80		3
Year ended 08/31/11	10.99	0.10	1.77	1.87	(0.07)	12.79	17.01	(f)	68,753	1.27	(f)	1.27	(f)	0.76	(f)	4
Class Y
Year ended 08/31/15	21.94	0.38	(0.34)	0.04	(0.31)	21.67	0.17		48,047	0.33	(d)	0.33	(d)	1.69	(d)	4
Year ended 08/31/14	17.87	0.34	4.05	4.39	(0.32)	21.94	24.83		24,870	0.35		0.35		1.69		5
Year ended 08/31/13	15.43	0.32	2.45	2.77	(0.33)	17.87	18.33		22,546	0.37		0.37		1.89		6
Year ended 08/31/12	13.40	0.26	2.06	2.32	(0.29)	15.43	17.64		14,518	0.40		0.42		1.80		3
Year ended 08/31/11	11.48	0.23	1.86	2.09	(0.17)	13.40	18.21		16,824	0.36		0.36		1.67		4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $567,802, $6,774, $150,676 and $39,733 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2014.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.91% for the years ended August 31, 2013 and 2011, respectively.

26                         Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

27                         Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$944.50	$2.84	$1,022.28	$2.96	0.58%
B	1,000.00	940.70	6.51	1,018.50	6.77	1.33
C	1,000.00	940.90	6.51	1,018.50	6.77	1.33
Y	1,000.00	945.50	1.62	1,023.54	1.68	0.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco S&P 500 Index Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper S&P 500 Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the

29                         Invesco S&P 500 Index Fund

performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was the same as the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

30                         Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco S&P 500 Index Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                     MS-SPI-AR-1                 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco Small Cap Discovery Fund
Nasdaq: A: VASCX ¡ B: VBSCX ¡ C: VCSCX ¡ Y: VISCX ¡ R5: VESCX ¡ R6: VFSCX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Small Cap Discovery Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Small Cap Discovery Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Small Cap Discovery Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.24%
Class B Shares	5.19
Class C Shares	4.50
Class Y Shares	5.51
Class R5 Shares	5.68
Class R6 Shares	5.66
S&P 500 Index▼ (Broad Market Index)	0.48
Russell 2000 Growth Index▼ (Style-Specific Index)	5.11
Lipper Small-Cap Growth Funds Index■ (Peer Group Index)	4.00

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy improved slowly, but somewhat steadily, during the fiscal year ended August 31, 2015 – although the performance of the underlying sectors of the economy varied dramatically. The headline story was the massive slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

As the reporting period began, economic growth appeared to be stronger in the US than in the rest of the world. In mid-2014, when the price of oil began its sharp and prolonged decline, US equities fell as well. However, while global growth weakened and commodity-based economies and currencies underperformed those of the US, continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome summer fears that Greece and the eurozone would fail to reach agreement on a financial bailout plan. In the final weeks of the fiscal year, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets, weak global economic growth and the uncertain timing of a potential US interest rate increase were negatives for jittery US markets. While stocks were up slightly for the fiscal year, they ended the reporting period on a negative note.

At NAV, the Fund’s Class A shares outperformed the Fund’s style-specific benchmark, the Russell 2000 Growth Index, for the fiscal year due to positive stock selection across several sectors, especially the energy, industrials and consumer discretionary sectors. Some of this outperformance was offset by underperformance in the information technology (IT), health care and financials sectors due to stock selection.

    The Fund outperformed by the widest margin in the embattled energy sector. The energy portion of the Russell 2000 Growth Index declined by more than 50% during the reporting period, but the Fund’s energy holdings performed much better. Athlon Energy was acquired by another company early in the fiscal year, resulting in a solid gain for the Fund. We sold our holdings in Athlon Energy before the close of the reporting period. We purchased RSP Permian, an oil-focused exploration and production (E&P) company, to replace Athlon Energy in the portfolio, and it contributed significantly to Fund performance during the fiscal year. Laredo Petroleum is another Permian Basin-focused E&P company that performed well. Before the close of the reporting period, however, we sold our position to reduce the Fund’s exposure to the volatile energy sector.

    The Fund also outperformed its style-specific index in the industrials sector, driven by positive stock selection. Taser International was a solid performer during the fiscal year. The company benefited from new product introductions, and national headlines kept non-lethal law enforcement tools in the forefront of police department budgets. Driven by operational improvements and healthier end-markets, Lennox International also contributed to Fund performance during the fiscal year.

    Consumer discretionary holdings also were a source of outperformance for the Fund relative to the Fund’s style-specific index. While many retailers were hurt during the reporting period from factors ranging from poor weather to port closures, G-III Apparel Group reported several strong quarters of earnings results and benefited performance. Skechers USA also was a significant contributor to Fund performance, as the stock rallied on solid earnings growth.

    The area of greatest challenge for the Fund was the IT sector. Internet service

Portfolio Composition

By sector

Health Care	25.5%
Information Technology	23.1
Consumer Discretionary	18.5
Industrials	14.4
Financials	8.5
Materials	3.2
Consumer Staples	2.5
Energy	1.6
Money Market Funds Plus Other Assets Less Liabilities	2.7

Top 10 Equity Holdings*

1.	Cavium Inc.	1.8%
2.	Cadence Design Systems, Inc.	1.7
3.	DexCom Inc.	1.6
4.	Team Health Holdings, Inc.	1.6
5.	Brunswick Corp.	1.6
6.	VCA, Inc.	1.5
7.	Guidewire Software, Inc.	1.5
8.	Euronet Worldwide, Inc.	1.4
9.	Burlington Stores, Inc.	1.4
10.	Carlisle Cos., Inc.	1.4

Total Net Assets	$764.2 million

Total Number of Holdings*	107

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Small Cap Discovery Fund

company Yelp was one of the larger detractors from Fund performance in the sector. Company management gave lackluster financial guidance, which pressured the stock. Power Integrations also detracted from the Fund’s results as the company’s growth slowed more than was expected. We sold our positions in Yelp and Power Integrations during the reporting period. Another detractor from Fund performance was Qorvo, which pulled back after the company forecasted less-than-expected demand for its smart-phone components.

Health care stocks generally were strong during the reporting period, and the Fund’s top overall contributors included Synageva Biopharma, Dexcom, Thoratec and Impax Labs. Synageva Biopharma was acquired during the fiscal year, and we sold our holdings before the close of the reporting period. However, the performance of the Fund’s health care holdings trailed that of the health care holdings in the Fund’s style-specific benchmark. In particular, Pacira Pharmaceuticals was a large relative detractor. The company’s pain treatment is the only viable alternative to opioid use during surgeries, but as the growth rate of its treatment slowed, the stock pulled back. The management team at Fund holding Fluidigm has an excellent reputation among academic and clinical researchers. Company officials were less successful in managing investor expectations during the fiscal year, however, and the company’s stock pulled back on execution issues, which disappointed investors.

The Fund underperformed its style-specific index modestly in the financials sector. Northstar Realty Finance and Realogy Holdings were two stocks that hurt the Fund’s relative performance.

As we’ve discussed, the Fund’s Class A shares at NAV produced a positive return for the reporting period and outperformed the Fund’s style-specific benchmark. However, stocks remain volatile and we caution investors against making investment decisions based on short-term performance.

We thank you for your commitment to Invesco Small Cap Discovery Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Hart Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr. Hart earned a BBA from Southern Methodist University.
Justin Speer Portfolio Manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr. Speer earned a BS with an emphasis in finance and accounting from Texas Christian University.

5                         Invesco Small Cap Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Small Cap Discovery Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges
Class A Shares
Inception (11/27/00)	4.10%
10 Years	7.51
5 Years	14.26
1 Year	-0.56
Class B Shares
Inception (11/27/00)	4.09%
10 Years	7.82
5 Years	15.36
1 Year	0.79
Class C Shares
Inception (11/27/00)	3.73%
10 Years	7.32
5 Years	14.73
1 Year	3.63
Class Y Shares
Inception (2/2/06)	7.30%
5 Years	15.89
1 Year	5.51
Class R5 Shares
10 Years	8.25%
5 Years	15.85
1 Year	5.68
Class R6 Shares
10 Years	8.26%
5 Years	15.86
1 Year	5.66

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Discovery Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (11/27/00)	4.77%
10 Years	9.12
5 Years	16.13
1 Year	7.42
Class B Shares
Inception (11/27/00)	4.76%
10 Years	9.43
5 Years	17.22
1 Year	9.05
Class C Shares
Inception (11/27/00)	4.41%
10 Years	8.93
5 Years	16.59
1 Year	11.96
Class Y Shares
Inception (2/2/06)	8.43%
5 Years	17.73
1 Year	13.96
Class R5 Shares
10 Years	9.86%
5 Years	17.71
1 Year	14.19
Class R6 Shares
10 Years	9.87%
5 Years	17.73
1 Year	14.26

and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.32%, 1.32%, 2.07%, 1.07%, 0.94% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Small Cap Discovery Fund

Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Initial public offerings (IPO) risk. The prices of IPOs securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Small-and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trade-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
mark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                          Invesco Small Cap Discovery Fund

Schedule of Investments(a)

August 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–97.31%
Aerospace & Defense–0.39%
TASER International, Inc.(b)(c)	126,062	$2,949,851

Airlines–0.49%
Spirit Airlines Inc.(c)	73,085	3,745,606

Apparel, Accessories & Luxury Goods–1.35%
G-III Apparel Group, Ltd.(c)	149,126	10,338,906

Application Software–9.40%
Aspen Technology, Inc.(c)	75,382	2,854,716
Cadence Design Systems, Inc.(c)	656,018	13,133,480
Guidewire Software Inc.(c)	198,453	11,095,507
Manhattan Associates, Inc.(c)	134,681	7,876,145
Paycom Software Inc.(c)	184,944	7,127,742
Qlik Technologies Inc.(c)	97,711	3,699,339
SolarWinds, Inc.(c)	190,103	7,556,594
SS&C Technologies Holdings, Inc.	139,778	9,468,562
Ultimate Software Group, Inc. (The)(c)	51,361	9,049,295
		71,861,380

Asset Management & Custody Banks–1.76%
Affiliated Managers Group, Inc.(c)	30,389	5,665,725
WisdomTree Investments, Inc.	416,416	7,807,800
		13,473,525

Auto Parts & Equipment–1.26%
Gentherm Inc.(c)	125,995	5,744,112
Tenneco Inc.(c)	83,328	3,920,582
		9,664,694

Biotechnology–5.67%
Chiasma, Inc.(c)	71,571	1,857,983
Clovis Oncology Inc.(c)	90,927	7,079,576
Esperion Therapeutics, Inc(b)(c)	82,977	3,978,747
Exact Sciences Corp.(c)	324,043	7,164,591
Intercept Pharmaceuticals, Inc.(c)	19,998	3,794,821
Medivation Inc.(c)	86,119	7,583,639
Neurocrine Biosciences, Inc.(c)	163,648	7,589,994
Retrophin, Inc.(c)	155,397	4,260,986
		43,310,337

Building Products–4.59%
A.O. Smith Corp.	90,210	5,819,447
American Woodmark Corp.(c)	126,657	8,394,826
Lennox International Inc.	54,800	6,468,592
Masonite International Corp.(c)	74,343	4,910,355
Owens Corning	100,817	4,465,185
Trex Co., Inc.(c)	129,175	5,013,282
		35,071,687

Commodity Chemicals–0.40%
Methanex Corp. (Canada)	74,950	3,054,962

	Shares	Value
Communications Equipment–1.78%
ARRIS Group Inc.(c)	277,356	$7,327,745
Infinera Corp.(c)	286,686	6,255,489
		13,583,234

Construction & Engineering–1.13%
Dycom Industries, Inc.(c)	121,736	8,654,212

Consumer Electronics–0.74%
Harman International Industries, Inc.	58,012	5,670,093

Data Processing & Outsourced Services–2.10%
Euronet Worldwide, Inc.(c)	170,735	11,007,286
WEX Inc.(c)	53,002	5,010,279
		16,017,565

Distributors–1.65%
Core-Mark Holding Co., Inc.	96,688	5,811,916
Pool Corp.	97,985	6,827,595
		12,639,511

Diversified REIT’s–0.74%
NorthStar Realty Finance Corp.	402,600	5,656,530

Diversified Support Services–0.55%
Mobile Mini, Inc.	124,515	4,234,755

Electronic Equipment & Instruments–0.57%
Cognex Corp.	121,923	4,335,582

Footwear–1.18%
Skechers U.S.A., Inc.–Class A(c)	64,089	9,019,886

General Merchandise Stores–1.42%
Burlington Stores, Inc.(c)	204,821	10,873,947

Health Care Equipment–5.14%
DexCom Inc.(c)	132,916	12,512,712
Globus Medical, Inc.–Class A(c)	334,983	8,180,285
Thoratec Corp.(c)	161,867	10,168,485
Wright Medical Group, Inc.(c)	366,627	8,458,085
		39,319,567

Health Care Facilities–4.19%
Acadia Healthcare Co., Inc.(c)	106,041	7,744,174
Capital Senior Living Corp.(c)	320,021	6,669,238
Tenet Healthcare Corp.(c)	131,510	6,474,237
VCA, Inc.(c)	201,592	11,164,165
		32,051,814

Health Care Services–1.60%
Team Health Holdings, Inc.(c)	208,810	12,265,499

Health Care Supplies–0.83%
Align Technology, Inc.(c)	111,602	6,316,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Discovery Fund

	Shares	Value
Homefurnishing Retail–1.00%
Mattress Firm Holding Corp.(b)(c)	126,599	$7,607,334

Household Appliances–0.73%
Helen of Troy Ltd.(c)	65,771	5,599,743

Housewares & Specialties–0.86%
Jarden Corp.(c)	127,428	6,542,154

Human Resource & Employment Services–1.02%
TrueBlue, Inc.(c)	323,218	7,757,232

Industrial Conglomerates–1.39%
Carlisle Cos. Inc.	105,122	10,585,785

Industrial Machinery–1.01%
Woodward Inc.	169,793	7,742,561

Internet Software & Services–2.30%
CoStar Group Inc.(c)	40,186	7,114,530
Marketo, Inc.(c)	185,886	5,206,667
Wix.com Ltd. (Israel)(c)	266,975	5,272,756
		17,593,953

Investment Banking & Brokerage–1.95%
E*TRADE Financial Corp.(c)	221,685	5,828,099
Evercore Partners Inc.–Class A	172,964	9,059,854
		14,887,953

IT Consulting & Other Services–1.68%
EPAM Systems, Inc.(c)	99,786	7,045,890
InterXion Holding N.V. (Netherlands)(c)	211,700	5,809,048
		12,854,938

Leisure Facilities–1.01%
Vail Resorts, Inc.	71,421	7,707,040

Leisure Products–1.58%
Brunswick Corp.	242,740	12,066,605

Life Sciences Tools & Services–4.78%
Bio-Techne Corp.	88,786	8,388,501
Bruker Corp.(c)	325,194	5,977,066
Fluidigm Corp.(c)	427,604	5,212,493
PAREXEL International Corp.(c)	120,148	7,896,127
VWR Corp.(c)	345,958	9,081,397
		36,555,584

Marine–0.53%
Kirby Corp.(c)	57,963	4,088,130

Metal & Glass Containers–0.99%
Berry Plastics Group Inc.(c)	255,609	7,566,026

Movies & Entertainment–1.92%
Cinemark Holdings, Inc.	237,800	8,453,790
Lions Gate Entertainment Corp.	169,385	6,214,736
		14,668,526

	Shares	Value
Office Services & Supplies–0.68%
Steelcase Inc.–Class A	293,151	$5,168,252

Oil & Gas Exploration & Production–1.59%
Diamondback Energy Inc.(c)	121,060	8,267,188
RSP Permian Inc.(c)	161,080	3,856,255
		12,123,443

Packaged Foods & Meats–1.79%
Hain Celestial Group, Inc. (The)(c)	104,934	6,386,283
WhiteWave Foods Co. (The)(c)	158,115	7,295,426
		13,681,709

Pharmaceuticals–4.02%
Flamel Technologies S.A.–ADR (France)(c)	261,539	5,793,089
IGI Laboratories, Inc.(b)(c)	728,114	5,701,132
Impax Laboratories, Inc.(c)	235,581	9,649,398
Pacira Pharmaceuticals, Inc.(c)	165,794	9,541,445
		30,685,064

Real Estate Services–0.74%
Realogy Holdings Corp.(c)	140,860	5,676,658

Regional Banks–1.98%
Signature Bank(c)	64,188	8,568,456
SVB Financial Group(c)	52,365	6,549,814
		15,118,270

Research & Consulting Services–0.60%
CEB Inc.	64,224	4,599,723

Restaurants–3.25%
Jack in the Box Inc.	116,764	9,128,610
Papa John’s International, Inc.	54,728	3,680,458
Texas Roadhouse, Inc.	205,458	7,394,433
Zoe’s Kitchen Inc.(b)(c)	134,269	4,637,651
		24,841,152

Semiconductors–4.99%
Cavium Inc.(c)	201,422	13,700,724
Cypress Semiconductor Corp.(c)	529,176	5,291,760
MA-COM Technology Solutions Holdings Inc.(c)	205,060	6,051,321
Qorvo, Inc.(c)	151,434	8,406,101
Silicon Laboratories Inc.(c)	106,945	4,649,969
		38,099,875

Specialty Chemicals–1.86%
Cytec Industries Inc.	101,611	7,539,536
PolyOne Corp.	205,451	6,670,994
		14,210,530

Specialty Stores–0.51%
Tractor Supply Co.	45,375	3,870,941

Systems Software–1.17%
Barracuda Networks, Inc.(c)	339,211	8,917,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Discovery Fund

	Shares	Value
Thrifts & Mortgage Finance–1.31%
MGIC Investment Corp.(c)	949,398	$10,025,643

Trading Companies & Distributors–0.41%
WESCO International, Inc.(b)(c)	56,254	3,148,536

Trucking–0.73%
ArcBest Corp.	192,175	5,550,014
Total Common Stocks & Other Equity Interests (Cost $602,391,589)		743,651,047

Money Market Funds–3.08%
Liquid Assets Portfolio–Institutional Class, 0.12%(d)	11,774,237	11,774,237
Premier Portfolio–Institutional Class, 0.09%(d)	11,774,237	11,774,237
Total Money Market Funds (Cost $23,548,474)		23,548,474
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.39% (Cost $625,940,063)		767,199,521

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.75%
Liquid Assets Portfolio–Institutional Class, 0.12% (Cost $21,014,230)(d)(e)	21,014,230	$21,014,230
TOTAL INVESTMENTS–103.14% (Cost $646,954,293)		788,213,751
OTHER ASSETS LESS LIABILITIES–(3.14)%		(23,994,825)
NET ASSETS–100.00%		$764,218,926

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2015.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of August 31, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$19,877,678	$(19,877,678)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $602,391,589)*	$743,651,047
Investments in affiliated money market funds, at value and cost	44,562,704
Total investments, at value (Cost $646,954,293)	788,213,751
Receivable for:
Investments sold	10,850,782
Fund shares sold	3,313,839
Dividends	264,431
Investment for trustee deferred compensation and retirement plans	99,429
Other assets	35,353
Total assets	802,777,585

Liabilities:
Payable for:
Investments purchased	15,677,652
Fund shares reacquired	1,133,805
Collateral upon return of securities loaned	21,014,230
Accrued fees to affiliates	547,820
Accrued trustees’ and officers’ fees and benefits	4,207
Accrued other operating expenses	65,411
Trustee deferred compensation and retirement plans	115,534
Total liabilities	38,558,659
Net assets applicable to shares outstanding	$764,218,926

Net assets consist of:
Shares of beneficial interest	$543,808,183
Undistributed net investment income (loss)	(4,498,577)
Undistributed net realized gain	83,649,862
Net unrealized appreciation	141,259,458
$764,218,926

Net Assets:
Class A	$512,762,898
Class B	$7,715,129
Class C	$62,772,675
Class Y	$97,497,289
Class R5	$6,783,806
Class R6	$76,687,129

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	48,381,756
Class B	815,477
Class C	7,126,763
Class Y	8,848,363
Class R5	612,466
Class R6	6,914,711
Class A:
Net asset value per share	$10.60
Maximum offering price per share
(Net asset value of $10.60 ÷ 94.50%)	$11.22
Class B:
Net asset value and offering price per share	$9.46
Class C:
Net asset value and offering price per share	$8.81
Class Y:
Net asset value and offering price per share	$11.02
Class R5:
Net asset value and offering price per share	$11.08
Class R6:
Net asset value and offering price per share	$11.09

*	At August 31, 2015, securities with an aggregate value of $19,877,678 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Discovery Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $19,324)	$3,319,950
Dividends from affiliated money market funds (includes securities lending income of $428,150)	445,187
Total investment income	3,765,137

Expenses:
Advisory fees	6,288,072
Administrative services fees	210,168
Custodian fees	24,446
Distribution fees:
Class A	1,303,433
Class B	23,072
Class C	594,252
Transfer agent fees — A, B, C and Y	1,550,287
Transfer agent fees — R5	23,330
Transfer agent fees — R6	2,929
Trustees’ and officers’ fees and benefits	32,752
Other	254,853
Total expenses	10,307,594
Less: Fees waived and expense offset arrangement(s)	(39,632)
Net expenses	10,267,962
Net investment income (loss)	(6,502,825)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	102,187,981
Change in net unrealized appreciation (depreciation) of investment securities	(53,678,797)
Net realized and unrealized gain	48,509,184
Net increase in net assets resulting from operations	$42,006,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(6,502,825)	$(7,306,432)
Net realized gain	102,187,981	145,820,748
Change in net unrealized appreciation (depreciation)	(53,678,797)	(25,746,767)
Net increase in net assets resulting from operations	42,006,359	112,767,549

Distributions to shareholders from net realized gains:
Class A	(73,267,917)	(83,192,368)
Class B	(1,515,016)	(1,952,149)
Class C	(9,251,581)	(9,359,747)
Class Y	(15,070,292)	(24,205,240)
Class R5	(6,371,266)	(6,651,766)
Class R6	(15,078,987)	(10,227,636)
Total distributions from net realized gains	(120,555,059)	(135,588,906)

Share transactions–net:
Class A	35,689,215	1,500,037
Class B	(1,525,306)	(1,951,636)
Class C	14,340,675	5,350,077
Class Y	(8,219,671)	(42,967,605)
Class R5	(36,289,288)	1,899,903
Class R6	(24,408,949)	39,545,974
Net increase (decrease) in net assets resulting from share transactions	(20,413,324)	3,376,750
Net increase (decrease) in net assets	(98,962,024)	(19,444,607)

Net assets:
Beginning of year	863,180,950	882,625,557
End of year (includes undistributed net investment income (loss) of $(4,498,577) and $(4,993,149), respectively)	$764,218,926	$863,180,950

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not

14                         Invesco Small Cap Discovery Fund

listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15                         Invesco Small Cap Discovery Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.78%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75% of average daily net assets,

16                         Invesco Small Cap Discovery Fund

respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $38,216.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $113,848 in front-end sales commissions from the sale of Class A shares and $1,422, $1,232 and $1,209 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2015, the Fund incurred $8,920 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,416.

17                         Invesco Small Cap Discovery Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$—	$26,321,533
Long-term capital gain	120,555,059	109,267,373
Total distributions	$120,555,059	$135,588,906

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$86,598,251
Net unrealized appreciation — investments	138,311,070
Temporary book/tax differences	(118,434)
Late-Year ordinary loss deferral	(4,380,144)
Shares of beneficial interest	543,808,183
Total net assets	$764,218,926

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $495,589,374 and $646,236,685, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$172,252,846
Aggregate unrealized (depreciation) of investment securities	(33,941,776)
Net unrealized appreciation of investment securities	$138,311,070

Cost of investments for tax purposes is $649,902,681.

18                         Invesco Small Cap Discovery Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2015, undistributed net investment income (loss) was increased by $6,997,397, undistributed net realized gain was decreased by $5,459,280 and shares of beneficial interest was decreased by $1,538,117. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	13,575,929	$153,093,532	11,162,845	$136,194,937
Class B	39,831	403,879	39,041	438,517
Class C	1,891,145	17,770,645	1,160,335	12,325,902
Class Y	3,272,479	38,406,104	3,179,180	39,762,440
Class R5	357,167	4,193,167	326,211	4,170,947
Class R6	4,726,056	55,761,349	3,554,223	41,450,915

Issued as reinvestment of dividends:
Class A	7,017,483	70,245,010	7,095,938	80,255,054
Class B	160,889	1,438,345	182,437	1,873,622
Class C	1,051,442	8,800,570	906,196	8,880,723
Class Y	1,411,862	14,669,253	2,050,361	23,866,200
Class R5	610,714	6,369,745	570,336	6,650,122
Class R6	1,442,820	15,077,466	876,263	10,225,992

Automatic conversion of Class B shares to Class A shares:
Class A	150,402	1,687,700	205,429	2,466,712
Class B	(167,885)	(1,687,700)	(225,501)	(2,466,712)

Reacquired:
Class A	(16,981,379)	(189,337,027)	(18,171,031)	(217,416,666)
Class B	(168,071)	(1,679,830)	(161,282)	(1,797,063)
Class C	(1,306,193)	(12,230,540)	(1,521,901)	(15,856,548)
Class Y	(5,260,213)	(61,295,028)	(8,846,264)	(106,596,245)
Class R5	(4,043,733)	(46,852,200)	(725,066)	(8,921,166)
Class R6	(8,164,378)	(95,247,764)	(983,764)	(12,130,933)
Net increase (decrease) in share activity	(383,633)	$(20,413,324)	673,986	$3,376,750

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Small Cap Discovery Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/15	$11.83	$(0.09)	$0.61	$0.52	$(1.75)	$10.60	5.24%		$512,763	1.32	%(e)	1.32	%(e)	(0.85	)%(e)	63%
Year ended 08/31/14	12.20	(0.10)	1.62	1.52	(1.89)	11.83	13.15		527,759	1.32		1.32		(0.85)		79
Year ended 08/31/13	10.85	(0.08)	2.56	2.48	(1.13)	12.20	25.31		540,979	1.32		1.33		(0.72)		70
Year ended 08/31/12	10.56	(0.08)	1.47	1.39	(1.10)	10.85	14.33		607,073	1.38		1.43		(0.80)		78
Year ended 08/31/11	8.74	(0.11)	1.93	1.82	—	10.56	20.82		820,988	1.38		1.42		(1.01)		114
Class B
Year ended 08/31/15	10.75	(0.08)	0.54	0.46	(1.75)	9.46	5.19	(f)	7,715	1.32	(e)(f)	1.32	(e)(f)	(0.85	)(e)(f)	63
Year ended 08/31/14	11.25	(0.09)	1.48	1.39	(1.89)	10.75	13.11	(f)	10,216	1.32	(f)	1.32	(f)	(0.85	)(f)	79
Year ended 08/31/13	10.09	(0.07)	2.36	2.29	(1.13)	11.25	25.34	(f)	12,554	1.32	(f)	1.33	(f)	(0.72	)(f)	70
Year ended 08/31/12	9.89	(0.08)	1.38	1.30	(1.10)	10.09	14.40	(f)	13,754	1.38	(f)	1.43	(f)	(0.80	)(f)	78
Year ended 08/31/11	8.18	(0.11)	1.82	1.71	—	9.89	20.90	(f)	16,910	1.40	(f)	1.44	(f)	(1.03	)(f)	114
Class C
Year ended 08/31/15	10.19	(0.15)	0.52	0.37	(1.75)	8.81	4.50	(g)	62,773	2.07	(e)	2.07	(e)	(1.60	)(e)	63
Year ended 08/31/14	10.83	(0.17)	1.42	1.25	(1.89)	10.19	12.21		55,961	2.07		2.07		(1.60)		79
Year ended 08/31/13	9.82	(0.15)	2.29	2.14	(1.13)	10.83	24.43		53,560	2.07		2.08		(1.47)		70
Year ended 08/31/12	9.73	(0.15)	1.34	1.19	(1.10)	9.82	13.43		48,486	2.13		2.18		(1.55)		78
Year ended 08/31/11	8.10	(0.17)	1.80	1.63	—	9.73	20.12	(g)	51,212	2.06	(g)	2.10	(g)	(1.69	)(g)	114
Class Y
Year ended 08/31/15	12.20	(0.07)	0.64	0.57	(1.75)	11.02	5.51		97,497	1.07	(e)	1.07	(e)	(0.60	)(e)	63
Year ended 08/31/14	12.50	(0.07)	1.66	1.59	(1.89)	12.20	13.42		114,973	1.07		1.07		(0.60)		79
Year ended 08/31/13	11.06	(0.05)	2.62	2.57	(1.13)	12.50	25.67		163,072	1.07		1.08		(0.47)		70
Year ended 08/31/12	10.72	(0.06)	1.50	1.44	(1.10)	11.06	14.60		206,367	1.13		1.18		(0.55)		78
Year ended 08/31/11	8.84	(0.09)	1.97	1.88	—	10.72	21.27		233,467	1.13		1.17		(0.76)		114
Class R5
Year ended 08/31/15	12.23	(0.05)	0.65	0.60	(1.75)	11.08	5.77		6,784	0.94	(e)	0.94	(e)	(0.47	)(e)	63
Year ended 08/31/14	12.52	(0.05)	1.65	1.60	(1.89)	12.23	13.49		45,126	0.94		0.94		(0.47)		79
Year ended 08/31/13(h)	11.48	(0.04)	2.21	2.17	(1.13)	12.52	21.25		44,037	0.93	(i)	0.94	(i)	(0.33	)(i)	70
Class R6
Year ended 08/31/15	12.25	(0.04)	0.63	0.59	(1.75)	11.09	5.66		76,687	0.85	(e)	0.85	(e)	(0.38	)(e)	63
Year ended 08/31/14	12.52	(0.04)	1.66	1.62	(1.89)	12.25	13.67		109,145	0.84		0.84		(0.37)		79
Year ended 08/31/13(h)	11.48	(0.03)	2.20	2.17	(1.13)	12.52	21.25		68,425	0.83	(i)	0.84	(i)	(0.23	)(i)	70

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for fiscal years ended prior to August 31, 2013.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $521,373, $9,229, $59,425, $107,154, $25,485 and $82,409 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.27% for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012, and August 31, 2011 respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% for the year ended August 31, 2011.
(h)	Commencement date of September 24, 2012 for Class R5 and Class R6 shares, respectively.
(i)	Annualized.

20                         Invesco Small Cap Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Small Cap Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

21                         Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$953.20	$6.40	$1,018.65	$6.61	1.30%
B	1,000.00	952.70	6.40	1,018.65	6.61	1.30
C	1,000.00	949.40	10.22	1,014.72	10.56	2.08
Y	1,000.00	954.90	5.17	1,019.92	5.34	1.05
R5	1,000.00	956.00	4.44	1,020.67	4.58	0.90
R6	1,000.00	954.40	4.19	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Small Cap Discovery Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the

23                         Invesco Small Cap Discovery Fund

performance of the Index for the one year period, at the same level as the performance of the Index for the three year period and below the performance of the Index for the five year period. Invesco Advisers noted that the Fund has a quality bias and performed as expected in a low quality market environment. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one other mutual fund sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Small Cap Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$120,555,059
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Small Cap Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Discovery Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                             VK-SCD-AR-1                                         Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2015
Invesco Strategic Real Return Fund
Nasdaq: A: SRRAX ¡ C: SRRCX ¡ R: SRRQX ¡ Y: SRRYX ¡ R5: SRRFX ¡ R6: SRRSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. The sharp drop in oil prices that began in mid-2014 continued to benefit consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it would act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central Bank as well as central banks in China and

Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Strategic Real Return Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Strategic Real Return Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2015, Class A shares of Invesco Strategic Real Return Fund (the Fund), at net asset value (NAV), returned -2.26% versus the Fund’s style-specific benchmark, the Custom Invesco Strategic Real Return Index, which returned -1.73%.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/14 to 8/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.26%
Class C Shares	-3.00
Class R Shares	-2.51
Class Y Shares	-2.02
Class R5 Shares	-2.02
Class R6 Shares	-2.02
Bank of America Merrill Lynch Current 10-Year Treasury Index▼ (Broad Market Index)	3.24
Custom Invesco Strategic Real Return Index■ (Style-Specific Index)	-1.73
Lipper Inflation Protected Bond Fund Index¿ (Peer Group Index)	-3.52

Source(s):▼Bloomberg LP; ■Invesco, Bloomberg LP, FactSet Research Systems Inc., S&P Dow Jones Indices LLC; ¿Lipper Inc.

Market conditions and your Fund

During the fiscal year ended August 31, 2015, inflation was on the minds of many market participants around the world, albeit the concerns were about the low level of inflation. Much of the focus of the world’s central banks had been, and continues to be, implementing policies to fight deflation, rather than to control general price increases. Concern over global economic growth, specifically Chinese growth, was a catalyst for lower commodity prices. A key part of the collapse of commodity prices was the price of oil. In November, OPEC actions drove oil prices into free-fall. In addition, the world was faced with the prospect of increased oil production in Iran, another factor putting downward pressure on prices.

Due to geopolitical influences, which are particularly hard to predict, adjustments to the Fund’s asset allocation between asset categories were minimal.

Inflation expectations moved lower over the fiscal year. This view was reflected in Treasury Inflation Protected Securities’ (TIPS) returns. As part of the Fund’s strategy, the largest allocation is to TIPS.

During the reporting period, TIPS accounted for 45% of the Fund’s assets. Before any fee allocation, the TIPS portion of the Fund’s portfolio returned -2.85%. By contrast, The BofA Merrill Lynch U.S. Inflation-Linked Treasury Index, a component of the Fund’s custom style-specific index and by which TIPS funds are usually measured, returned -2.82%. (The Fund uses an index replication approach to the TIPS portion of the portfolio and will try to achieve the returns of The BofA Merrill Lynch U.S. Inflation-Linked Treasury Index.)

The Fund employs a diversified approach to attempt to manage inflation risk. In addition to TIPS, the Fund maintains allocations to both bank loans and high yield securities. These three sectors are expected to perform well in inflationary environments, while offering a competitive yield. This multi-asset strategy benefited Fund investors during the reporting period as the Fund’s Class A shares, at NAV, outperformed The BofA Merrill Lynch U.S. Inflation-Linked Treasury Index which is used to measure traditional TIPs funds.

     During the reporting period, the Fund’s high yield allocation aided relative performance versus the Fund’s style-specific index. The Fund’s high yield exposure significantly outperformed the high yield market overall as represented by the Bank of America Merrill Lynch U.S. High Yield Constrained Index, a component of the Fund’s custom style-specific index. The Fund’s allocation to high yield returned -1.31% while the Bank of America Merrill Lynch U.S. High Yield Constrained index returned -3.07%.

     The Fund’s allocation to bank loans during the reporting period detracted from relative Fund performance. The bank loan portion of the Fund’s style-specific index, represented by the S&P/LSTA Leveraged Loan Total Return Index, returned 0.98% while the Fund’s bank loans exposure returned -0.08%.

     We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. The Fund also invests in senior secured loans, which are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit

Portfolio Composition By security type
U.S. Treasury Securities	44.6%
Common Stocks	29.9
Bonds and Notes	23.2
Money Market Funds Plus Other Assets Less Liabilities	2.3

Top 10 Debt Issuers*
1.	U.S. Treasury	44.6%
2.	Tenet Healthcare Corp.	1.0
3.	International Lease Finance Corp.	0.8
4.	Aircastle Ltd.	0.8
5.	T-Mobile USA, Inc.	0.8
6.	Crown Castle International Corp.	0.8
7.	Reynolds Group Issuer Inc./LLC	0.8
8.	CIT Group Inc.	0.8
9.	Gibraltar Industries Inc.	0.8
10.	Dana Holding Corp.	0.8

Total Net Assets	$16.7 million

Total Number of Holdings*	173

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding US treasury bills and money market fund holdings.

4                         Invesco Strategic Real Return Fund

spread over the London Interbank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds – and senior secured loans provide a natural hedge against rising interest rates. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

In sum, during the fiscal year, the Fund achieved returns from diversified sources of infiation risk. This remains a key objective of the Fund.

Thank you for your investment in Invesco Strategic Real Return Fund.

*	Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Jensen Portfolio Manager, is co-lead manager of Invesco Strategic Real Return Fund. He joined Invesco and/or its investment advisory affiliates in 1987. Mr. Jensen earned a BES degree from Johns Hopkins University and an SM degree in management from the Massachusetts Institute of Technology.

Robert Young Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Strategic Real Return Fund. He joined
Invesco in 2001. Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.

Thomas Ewald Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 1992.
Mr. Hughes earned a BBA in finance and economics from Baylor University.

5                         Invesco Strategic Real Return Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 4/30/14

1  Source: Bloomberg LP

2  Source(s): Invesco, Bloomberg LP, FactSet Research Systems Inc., S&P Dow Jones Indices LLC

3  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

protected securities with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year.
■	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of US dollar facilities in the leverage loan market.
■	The Bank of America Merrill Lynch U.S. High Yield Constrained Index contains all the securities in the Bank of America Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofAML”) indices and related information, the name “Bank of America Merrill Lynch,” and related trademarks, are intellectual property licensed from BofAML, and may not be copied, used or distributed without BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by BofAML. BOFAML MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS)

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Strategic Real Return Fund

Average Annual Total Returns
As of 8/31/15, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	-1.81%
1 Year	-4.71

Class C Shares
Inception (4/30/14)	-0.69%
1 Year	-3.95

Class R Shares
Inception (4/30/14)	-0.14%
1 Year	-2.51

Class Y Shares
Inception (4/30/14)	0.32%
1 Year	-2.02

Class R5 Shares
Inception (4/30/14)	0.32%
1 Year	-2.02

Class R6 Shares
Inception (4/30/14)	0.32%
1 Year	-2.02

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most

Average Annual Total Returns
As of 6/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	-1.28%
1 Year	-3.43

Class C Shares
Inception (4/30/14)	0.12%
1 Year	-2.67

Class R Shares
Inception (4/30/14)	0.68%
1 Year	-1.11

Class Y Shares
Inception (4/30/14)	1.15%
1 Year	-0.71

Class R5 Shares
Inception (4/30/14)	1.15%
1 Year	-0.71

Class R6 Shares
Inception (4/30/14)	1.15%
1 Year	-0.71

recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares 0.82%, 1.57%, 1.07%, 0.57%, 0.57% and 0.57%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.83%, 2.58%, 2.08%, 1.58%, 1.55% and 1.50%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2015. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco Strategic Real Return Fund

Invesco Strategic Real Return Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal in the Fund risks of investing

■	Asset-backed securities risk. The Fund may invest in asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the completion of the FRB’s quantitative easing program and “the tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other as-

set (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Strategic Real Return Fund

fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■	Floating rate risk. The Fund may invest in floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. High yield bonds (commonly referred to as junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Indexing risk. The TIPS Portfolio does not utilize an investing strategy that seeks returns in excess of the underlying index. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index.
■	Industry focus risk. To the extent a Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and the overall economy.
■	Inflation-indexed security risk. The risk that the value of an inflation indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will vary along with changes in the Consumer Price Index.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Sampling risk. TIPS Portfolio’s use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the TIPS Portfolio could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the TIPS Portfolio are smaller, these risks will be greater.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

About indexes used in this report

■	The Bank of America Merrill Lynch Current 10-Year Treasury Index is a one-security index composed of the most recently issued 10-year US Treasury Note. The index is rebalanced monthly.
■	The Custom Invesco Strategic Real Return Index consists of 45% BofA Merrill Lynch U.S. Inflation Linked Treasury Index, 30% S&P/LSTA Leveraged Loan Total Return Index and 25% Bank of America Merrill Lynch U.S. High Yield Constrained Index.
■	The Lipper Inflation Protected Bond Fund Index is an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.
■	The BofA Merrill Lynch U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of US Treasury inflation continued on page 6

9                         Invesco Strategic Real Return Fund

Schedule of Investments(a)

August 31, 2015

	Principal Amount	Value
U.S. Treasury Securities–44.59%
U.S. Treasury Bills–0.03%
0.29%, 05/26/16(b)(c)	$5,000	$4,989

U.S. Treasury Inflation — Indexed Notes–30.00%(d)
2.38%, 01/15/17	140,802	144,794
0.13%, 04/15/17	326,721	325,369
2.63%, 07/15/17	112,825	118,390
1.63%, 01/15/18	129,843	134,693
0.13%, 04/15/18	358,184	357,715
1.38%, 07/15/18	115,079	119,877
2.13%, 01/15/19	112,248	119,910
0.13%, 04/15/19	354,372	353,423
1.88%, 07/15/19	116,221	124,465
1.38%, 01/15/20	144,548	152,198
0.13%, 04/15/20	127,365	126,803
1.25%, 07/15/20	243,989	257,057
1.13%, 01/15/21	275,967	287,432
0.63%, 07/15/21	262,555	266,696
0.13%, 01/15/22	304,675	297,772
0.13%, 07/15/22	295,719	289,115
0.13%, 01/15/23	292,548	283,138
0.38%, 07/15/23	290,166	286,458
0.63%, 01/15/24	293,495	294,013
0.13%, 07/15/24	289,414	277,853
0.25%, 01/15/25	288,122	277,742
0.38%, 07/15/25	104,644	102,608
		4,997,521

U.S. Treasury Inflation — Indexed Bonds–14.56%(d)
2.38%, 01/15/25	249,374	289,024
2.00%, 01/15/26	168,309	190,366
2.38%, 01/15/27	137,252	161,677
1.75%, 01/15/28	125,287	139,518
3.63%, 04/15/28	172,608	230,600
2.50%, 01/15/29	106,692	128,934
3.88%, 04/15/29	200,301	278,153
3.38%, 04/15/32	49,739	68,908
2.13%, 02/15/40	119,229	144,414
2.13%, 02/15/41	181,962	221,964
0.75%, 02/15/42	168,958	152,900
0.63%, 02/15/43	166,054	144,824
1.38%, 02/15/44	164,835	172,999
0.75%, 02/15/45	112,475	101,085
		2,425,366
Total U.S. Treasury Securities (Cost $7,602,800)		7,427,876

	Shares	Value
Common Stocks–29.89%
Fixed Income Funds–29.89%
Invesco Floating Rate Fund–Class R6 (Cost $5,235,508) (e)	658,654	$4,979,425

	Principal Amount
Bonds and Notes–23.24%
Aerospace & Defense–0.35%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/25(f)	$20,000	15,200
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/22(f)	12,000	11,850
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(f)	5,000	5,025
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/25(f)	27,000	26,595
		58,670

Airlines–0.16%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/21(f)	25,000	26,974

Alternative Carriers–0.06%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 05/01/23(f)	10,000	9,800

Apparel Retail–0.24%
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/22	38,000	40,375

Application Software–0.04%
SS&C Technologies Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/23(f)	7,000	7,263

Asset Management & Custody Banks–0.26%
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/17(g)	30,000	29,813
DJO Finco Inc./DJO Finance LLC/Corp., Sec. Second Lien Notes, 8.13%, 06/15/21(f)	13,000	13,536
		43,349

Auto Parts & Equipment–0.86%
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	125,000	125,625
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/24	18,000	18,360
		143,985

Automotive Retail–0.01%
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	2,000	1,970

Broadcasting–0.23%
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 10.63%, 03/15/23	15,000	13,575
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(f)	25,000	23,875
		37,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Building Products–1.26%
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/21(f)	$25,000	$26,344
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/23(f)	30,000	30,600
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(f)	25,000	26,750
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	125,000	126,875
		210,569

Cable & Satellite–1.46%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/22	50,000	50,687
Sr. Unsec. Gtd. Notes,
5.13%, 05/01/23(f)	25,000	25,125
5.38%, 05/01/25(f)	25,000	24,375
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	125,000	123,125
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/23	15,000	13,350
6.63%, 12/15/22	8,000	7,040
		243,702

Casinos & Gaming–0.23%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/23	24,000	24,960
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/21(f)	13,000	13,455
		38,415

Commercial Printing–0.06%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(f)	10,000	10,238

Computer & Electronics Retail–0.13%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/21	26,000	22,230

Construction & Engineering–0.14%
AECOM, Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(f)	23,000	22,993

Construction Machinery & Heavy Trucks–1.67%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(f)	25,000	26,313
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	125,000	122,500
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	82,000	71,442
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/25	58,000	58,435
		278,690

Construction Materials–0.26%
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(f)	25,000	25,656

	Principal Amount	Value
Construction Materials–(continued)
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/23(f)	$3,000	$3,090
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(f)	15,000	15,113
		43,859

Consumer Finance–0.11%
Ally Financial Inc., Sr. Unsec. Global Notes,
4.63%, 03/30/25	15,000	14,550
5.13%, 09/30/24	4,000	4,040
		18,590

Data Processing & Outsourced Services–0.55%
First Data Corp., Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	81,000	91,631

Diversified Chemicals–0.03%
Tronox Finance LLC, Sr. Unsec. Gtd. Notes, 7.50%, 03/15/22(f)	6,000	4,860

Diversified Metals & Mining–0.05%
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/24(f)	8,000	7,740

Electrical Components & Equipment–0.05%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/23(f)	8,000	7,750

Environmental & Facilities Services–0.09%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	15,000	15,619

Gas Utilities–0.07%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 06/15/23(f)	8,000	7,760
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/24	4,000	3,780
		11,540

General Merchandise Stores–0.16%
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/23(f)	25,000	26,375

Health Care Facilities–1.36%
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/22	15,000	16,012
HCA, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 02/01/25	27,000	27,675
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/23(f)	15,000	15,225
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 02/01/20	125,000	131,875
6.75%, 06/15/23	7,000	7,280
8.13%, 04/01/22	25,000	27,750
		225,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Health Care Services–0.35%
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(f)	$30,000	$30,900
Omnicare Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/01/24	25,000	26,969
		57,869

Home Improvement Retail–0.14%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(f)	25,000	23,500

Homebuilding–0.76%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	35,000	34,650
K. Hovnanian Enterprises Inc., Sr. Unsec. Gtd. Notes,
7.00%, 01/15/19(f)	25,000	19,406
8.00%, 11/01/19(f)	24,000	18,570
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/25	13,000	12,968
7.15%, 04/15/20	5,000	5,419
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	25,000	25,406
Taylor Morrison Communities Inc./Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/23(f)	10,000	10,100
		126,519

Household Products–0.86%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	125,000	128,281
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/21	15,000	15,019
		143,300

Independent Power Producers & Energy Traders–0.23%
AES Corp., Sr. Unsec. Notes, 5.50%, 04/15/25	5,000	4,725
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/24	34,000	33,192
		37,917

Integrated Oil & Gas–0.16%
California Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 09/15/21	33,000	25,740

Internet Retail–0.11%
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/24	17,000	17,765

Internet Software & Services–0.54%
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/20	35,000	36,662
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22	52,000	52,650
		89,312

	Principal Amount	Value
Leisure Products–0.20%
Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/23(f)	$12,000	$12,195
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/23(f)	21,000	21,525
		33,720

Metal & Glass Containers–0.32%
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/22	39,000	38,025
Owens-Brockway Glass Container, Inc.,
Sr. Unsec. Gtd. Notes,
5.88%, 08/15/23(f)	6,000	6,097
6.38%, 08/15/25(f)	9,000	9,225
		53,347

Office REIT’s–0.46%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	75,000	76,687

Oil & Gas Equipment & Services–0.11%
Exterran Partners, L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	23,000	18,745

Oil & Gas Exploration & Production–1.55%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 11/01/21	13,000	12,090
6.00%, 12/01/20	10,000	9,650
Carrizo Oil & Gas, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 04/15/23	23,000	20,872
Sr. Unsec. Gtd. Notes,
7.50%, 09/15/20	7,000	6,720
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/20	17,000	9,010
Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	15,000	12,113
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes,
5.50%, 10/01/22	8,000	7,950
5.50%, 04/01/23	27,000	26,797
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 05/01/23(f)	6,000	5,670
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	20,000	19,700
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/22(f)	12,000	11,820
Range Resources Corp.,
Sr. Unsec. Gtd. Sub. Global Notes,
5.00%, 03/15/23	17,000	15,555
Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	7,000	6,493
5.75%, 06/01/21	10,000	9,700
Rice Energy Inc., Sr. Unsec. Gtd. Notes, 7.25%, 05/01/23(f)	28,000	26,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
RSP Permian, Inc., Sr. Unsec. Gtd. Notes,
6.63%, 10/01/22(f)	$4,000	$3,960
6.63%, 10/01/22(f)	9,000	8,910
SandRidge Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	13,000	3,770
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 01/01/23	9,000	8,685
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes,
5.00%, 03/15/19	8,000	7,200
5.75%, 03/15/21	4,000	3,600
WPX Energy, Inc., Sr. Unsec. Notes, 7.50%, 08/01/20	22,400	21,616
		258,201

Oil & Gas Storage & Transportation–0.78%
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Bonds, 6.13%, 03/01/22	6,000	5,550
Energy Transfer Equity, L.P.,
Sr. Sec. First Lien Notes,
5.50%, 06/01/27	14,000	13,160
Sr. Sec. Gtd. First Lien Notes,
7.50%, 10/15/20	65,000	69,956
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 08/01/22	15,000	14,625
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
5.25%, 05/01/23	10,000	9,450
Sr. Unsec. Gtd. Global Notes,
6.88%, 02/01/21	11,000	11,055
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	5,000	4,263
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22(f)	2,000	2,010
		130,069

Packaged Foods & Meats–0.04%
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	7,000	7,280

Paper Packaging–0.04%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes,
4.75%, 04/15/21	2,000	2,040
4.88%, 11/15/22	4,000	4,050
		6,090

Paper Products–0.11%
Clearwater Paper Corp.,
Sr. Unsec. Gtd. Global Notes,
4.50%, 02/01/23	3,000	2,865
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/25(f)	8,000	7,800

	Principal Amount	Value
Paper Products–(continued)
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/19	$7,000	$7,201
		17,866

Personal Products–0.06%
Elizabeth Arden, Inc., Sr. Unsec. Global Notes, 7.38%, 03/15/21	15,000	9,788

Pharmaceuticals–0.33%
Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/23(f)	16,000	16,520
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/23(f)	3,000	3,068
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/23(f)	25,000	25,312
5.88%, 05/15/23(f)	5,000	5,138
6.13%, 04/15/25(f)	5,000	5,187
		55,225

Regional Banks–0.77%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	125,000	127,812

Restaurants–0.40%
1011778 BC ULC/ New Red Finance, Inc. (Canada),
Sec. Gtd. Second Lien Notes,
6.00%, 04/01/22(f)	37,000	38,156
Sr. Sec. Gtd. First Lien Notes,
4.63%, 01/15/22(f)	8,000	8,070
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/22	19,000	20,116
		66,342

Semiconductor Equipment–0.64%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	108,000	105,840

Specialized Consumer Services–0.03%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/27	5,000	5,069

Specialized Finance–1.63%
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	118,000	134,520
International Lease Finance Corp., Sr. Unsec. Notes, 8.25%, 12/15/20	115,000	137,425
		271,945

Specialized REIT’s–0.77%
Crown Castle International Corp., Sr. Unsec. Notes, 4.88%, 04/15/22	125,000	128,906

Steel–0.04%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/19(f)	9,000	6,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Trading Companies & Distributors–0.11%
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/25	$18,000	$17,415

Trucking–0.08%
OPE KAG Finance Sub. Inc., Sr. Unsec. Notes, 7.88%, 07/31/23(f)	13,000	13,357

Wireless Telecommunication Services–1.73%
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/22	25,000	24,875
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	20,000	17,300
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	125,000	112,813
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/23	125,000	132,187
		287,175
Total Bonds and Notes (Cost $3,929,453)		3,870,253

	Shares	Value
Money Market Funds–1.99%
Liquid Assets Portfolio–Institutional Class, 0.12%(h)	165,429	$165,429
Premier Portfolio–Institutional Class, 0.09%(h)	165,429	165,429
Total Money Market Funds (Cost $330,858)		330,858
TOTAL INVESTMENTS–99.71% (Cost $17,098,619)		16,608,412
OTHER ASSETS LESS LIABILITIES–0.29%		49,012
NET ASSETS–100.00%		$16,657,424

Investment Abbreviations:

Gtd.	– Guaranteed
PIK	– Payment in Kind
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(e)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of August 31, 2015 represented 29.89% of the Fund’s Net Assets. See Note 5.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2015 was $799,694, which represented 4.80% of the Fund’s Net Assets.
(g)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes	—	8.50%

(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Strategic Real Return Fund

Statement of Assets and Liabilities

August 31, 2015

Assets:
Investments, at value (Cost $11,532,253)	$11,298,129
Investments in affiliates, at value (Cost $5,566,366)	5,310,283
Total investments, at value (Cost $17,098,619)	16,608,412
Receivable for:
Investments sold	7,803
Variation margin — futures	141
Fund shares sold	1,724
Dividends and interest	100,859
Investment for trustee deferred compensation and retirement plans	2,343
Other assets	36,585
Total assets	16,757,867

Liabilities:
Payable for:
Investments purchased	50,148
Fund shares reacquired	1,000
Accrued fees to affiliates	3,427
Accrued trustees’ and officers’ fees and benefits	3,308
Accrued other operating expenses	40,217
Trustee deferred compensation and retirement plans	2,343
Total liabilities	100,443
Net assets applicable to shares outstanding	$16,657,424

Net assets consist of:
Shares of beneficial interest	$17,258,385
Undistributed net investment income	68,101
Undistributed net realized gain (loss)	(178,868)
Net unrealized appreciation (depreciation)	(490,194)
$16,657,424

Net Assets:
Class A	$8,935,815
Class C	$458,767
Class R	$34,666
Class Y	$7,208,912
Class R5	$9,632
Class R6	$9,632

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	928,899
Class C	47,736
Class R	3,604
Class Y	749,236
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.62
Maximum offering price per share
(Net asset value of $9.62 ÷ 97.50%)	$9.87
Class C:
Net asset value and offering price per share	$9.61
Class R:
Net asset value and offering price per share	$9.62
Class Y:
Net asset value and offering price per share	$9.62
Class R5:
Net asset value and offering price per share	$9.62
Class R6:
Net asset value and offering price per share	$9.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Strategic Real Return Fund

Statement of Operations

For the year ended August 31, 2015

Investment income:
Interest	$287,715
Dividends from affiliated underlying funds	245,840
Total investment income	533,555

Expenses:
Advisory fees	64,542
Administrative services fees	50,000
Custodian fees	7,608
Distribution fees:
Class A	20,904
Class C	3,803
Class R	92
Transfer agent fees — A, C, R and Y	5,206
Transfer agent fees — R5	10
Transfer agent fees — R6	10
Trustees’ and officers’ fees and benefits	20,300
Registration and filing fees	93,261
Reports to shareholders	18,900
Professional services fees	46,514
Other	16,389
Total expenses	347,539
Less: Fees waived and expenses reimbursed	(266,937)
Net expenses	80,602
Net investment income	452,953

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(153,893)
Futures contracts	(15,181)
(169,074)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(632,748)
Futures contracts	(260)
(633,008)
Net realized and unrealized gain (loss)	(802,082)
Net increase (decrease) in net assets resulting from operations	$(349,129)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Strategic Real Return Fund

Statement of Changes in Net Assets

For the years ended August 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$452,953	$224,456
Net realized gain (loss)	(169,074)	4,055
Change in net unrealized appreciation (depreciation)	(633,008)	142,814
Net increase (decrease) in net assets resulting from operations	(349,129)	371,325

Distributions to shareholders from net investment income:
Class A	(219,582)	(101,299)
Class C	(6,386)	(114)
Class R	(387)	(127)
Class Y	(215,309)	(104,346)
Class R5	(288)	(140)
Class R6	(288)	(140)
Total distributions from net investment income	(442,240)	(206,166)

Share transactions–net:
Class A	1,466,432	7,797,368
Class C	418,097	53,818
Class R	25,789	10,010
Class Y	12,090	7,480,010
Class R5	—	10,010
Class R6	—	10,010
Net increase in net assets resulting from share transactions	1,922,408	15,361,226
Net increase in net assets	1,131,039	15,526,385

Net assets:
Beginning of year	15,526,385	—
End of year (includes undistributed net investment income of $68,101 and $45,161, respectively)	$16,657,424	$15,526,385

Notes to Financial Statements

August 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Strategic Real Return Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

17                         Invesco Strategic Real Return Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

18                         Invesco Strategic Real Return Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or

19                         Invesco Strategic Real Return Fund

losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.40%
Next $2.5 billion	0.35%
Over $3.5 billion	0.33%

For the year ended August 31, 2015, the effective advisory fees incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 1, 2015, the Adviser has contractually agreed, through at least December 31, 2015 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.79%, 1.54%, 1.04%, 0.54%, 0.54% and 0.54%, respectively, of average daily net assets. Prior to May 1, 2015, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.78%, 1.53%, 1.03%, 0.53%, 0.53% and 0.53%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended August 31, 2015, the Adviser waived advisory fees of $64,542 and reimbursed class level expenses of $104,878, $4,769, $231, $92,257, $130 and $130 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

20                         Invesco Strategic Real Return Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2015, IDI advised the Fund that IDI retained $1,601 in front-end sales commissions from the sale of Class A shares and $68 from Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,310,283	$—	$—	$5,310,283
U.S. Treasury Securities	—	7,427,876	—	7,427,876
Corporate Debt Securities	—	3,870,253	—	3,870,253
	5,310,283	11,298,129	—	16,608,412
Futures Contracts*	13	—	—	13
Total Investments	$5,310,296	$11,298,129	$—	$16,608,425

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$13	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Interest Rate Risk	$(15,181)
Change in Net Unrealized Appreciation (Depreciation):
Interest Rate Risk	(260)
Total	$(15,441)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$339,574

21                         Invesco Strategic Real Return Fund

Open Futures Contracts — Interest Rate Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 10 Year Notes	Short	1	December-2015	$(127,063)	$13

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the year ended August 31, 2015.

	Value 08/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/15	Dividend Income
Invesco Floating Rate Fund	$4,952,598	$275,929	$—	$(249,102)	$—	$4,979,425	$245,748

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2015 and 2014:

	2015	2014
Ordinary income	$442,240	$206,166

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$128,601
Net unrealized appreciation (depreciation) — investments	(563,658)
Temporary book/tax differences	(2,264)
Capital loss carryforward	(163,640)
Shares of beneficial interest	17,258,385
Total net assets	$16,657,424

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not Subject to Expiration	$112,120	$51,520	$163,640

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

22                         Invesco Strategic Real Return Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2015 was $3,252,444 and $2,894,380, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,481,598 and $1,054,063, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$19,968
Aggregate unrealized (depreciation) of investment securities	(583,626)
Net unrealized appreciation (depreciation) of investment securities	$(563,658)

Cost of investments for tax purposes is $17,172,070.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and bond premium amortization on August 31, 2015, undistributed net investment income was increased by $12,227 and undistributed net realized gain (loss) was decreased by $12,227. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	174,539	$1,714,799	783,367	$7,836,144
Class C	49,594	488,421	5,340	53,818
Class R	2,588	25,640	1,001	10,010
Class Y	1,227	12,010	748,001	7,480,010
Class R5	—	—	1,001	10,010
Class R6	—	—	1,001	10,010

Issued as reinvestment of dividends:
Class A	2,237	21,862	165	1,666
Class C	632	6,170	—	—
Class R	15	149	—	—
Class Y	11	109	—	—

Reacquired:
Class A	(27,409)	(270,229)	(4,000)	(40,442)
Class C	(7,830)	(76,494)	—	—
Class Y	(3)	(29)	—	—
Net increase in share activity	195,601	$1,922,408	1,535,876	$15,361,226

(a)	87% of the outstanding shares of the Fund are owned by the Adviser.

23                         Invesco Strategic Real Return Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/15	$10.11	$0.26	$(0.49)	$(0.23)	$(0.26)	$9.62	(2.26)%	$8,936	0.60	%(d)(e)	2.25	%(d)(e)	2.71	%(d)(e)	25%
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.44	7,880	0.59	(g)	2.87	(g)	4.21	(g)	13
Class C
Year ended 08/31/15	10.10	0.19	(0.49)	(0.30)	(0.19)	9.61	(3.00)	459	1.35	(d)(e)	3.00	(d)(e)	1.96	(d)(e)	25
Year ended 08/31/14(f)	10.00	0.12	0.09	0.21	(0.11)	10.10	2.14	54	1.34	(g)	3.62	(g)	3.46	(g)	13
Class R
Year ended 08/31/15	10.11	0.24	(0.49)	(0.25)	(0.24)	9.62	(2.51)	35	0.85	(d)(e)	2.50	(d)(e)	2.46	(d)(e)	25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.37	10	0.84	(g)	3.12	(g)	3.96	(g)	13
Class Y
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	7,209	0.35	(d)(e)	2.00	(d)(e)	2.96	(d)(e)	25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	7,563	0.34	(g)	2.62	(g)	4.46	(g)	13
Class R5
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35	(d)(e)	2.07	(d)(e)	2.96	(d)(e)	25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13
Class R6
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35	(d)(e)	2.07	(d)(e)	2.96	(d)(e)	25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,362, $380, $18, $7,355, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that your Fund bears indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.22% for the year ended August 31, 2015 and 0.21% for the period April 30, 2014 (commencement date) through August 31, 2014.
(f)	Commencement date of April 30, 2014.
(g)	Annualized

24                         Invesco Strategic Real Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Strategic Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Strategic Real Return Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period April 30, 2014 (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 27, 2015

Houston, Texas

25                         Invesco Strategic Real Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$981.90	$3.00	$1,022.18	$3.06	0.60%
C	1,000.00	977.20	6.73	1,018.40	6.87	1.35
R	1,000.00	980.70	4.24	1,020.92	4.33	0.85
Y	1,000.00	982.10	1.75	1,023.44	1.79	0.35
R5	1,000.00	982.10	1.75	1,023.44	1.79	0.35
R6	1,000.00	982.10	1.75	1,023.44	1.79	0.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2015 through August 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco Strategic Real Return Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Strategic Real Return Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each

Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board did not consider Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as the Fund had less than one year of performance history.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the advisory fee schedule of the Fund and the contractual fee waivers and/or expense limitations that will be in place for the Fund through December 31, 2015. The Board had no comparative Lipper fee data because the Fund was launched in April 2014.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

27                         Invesco Strategic Real Return Fund

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

28                         Invesco Strategic Real Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	13.46%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains**	$3,609

**	The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco Strategic Real Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	144	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Strategic Real Return Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                    SRR-AR-1                Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$430,750	N/A	$374,875	N/A
Audit-Related Fees(2)	$0	0%	$6,500	0%
Tax Fees(3)	$104,715	0%	$177,710	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$535,465	0%	$559,085	0%

(g) PWC billed the Registrant aggregate non-audit fees of $104,715 for the fiscal year ended 2015, and $184,210 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-related fees for the fiscal year end 2014 include fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end 2015 include fees billed for reviewing tax returns. Tax fees for the fiscal year end 2014 includes fees billed for reviewing tax returns, consultation services and fund mergers.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$2,600,000	0%	$0	0%

Total Fees(2)	$3,174,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $7,224,954 for the fiscal year ended 2015, and $2,684,926 for the fiscal year ended 2014, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made.

The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 13, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 9, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 9, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	November 9, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.